UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21587

Old Mutual Funds I
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

Jay G. Baris, Esq.	Andra C. Ozols, Esq.
Kramer Levin Naftalis & Frankel LLP	Old Mutual Capital, Inc.
1177 Avenue of the Americas	4643 South Ulster Street, Suite 600
New York, New York 10036	Denver, CO 80237
(212) 715-9100	(720) 200-7725

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: July 31

Date of reporting period: July 31, 2009

Item 1.	Reports to Stockholders.

[OLD MUTUAL LOGO]
          Funds I

                                                         Old Mutual Funds I

                                                           ANNUAL REPORT

                                                           July 31, 2009

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Asset Allocation Growth Portfolio

TABLE OF CONTENTS

About This Report                                                                                                                  1

Message to Shareholders                                                                                                            4

Management Discussion of Fund Performance
and Schedules of Investments

   Old Mutual Asset Allocation Conservative Portfolio
      Class A (OMCAX), Class C (OMCCX), Class Z (OMCZX), Institutional Class (OMCIX)                                               5

   Old Mutual Asset Allocation Balanced Portfolio
      Class A (OMABX), Class C (OMBCX), Class Z (OMBZX), Institutional Class (OMBLX)                                               9

   Old Mutual Asset Allocation Moderate Growth Portfolio
      Class A (OMMAX), Class C (OMMCX), Class Z (OMMZX), Institutional Class (OMMIX)                                              13

   Old Mutual Asset Allocation Growth Portfolio
      Class A (OMGAX), Class C (OMCGX), Class Z (OMGZX), Institutional Class (OMGIX)                                              17

Statements of Assets and Liabilities                                                                                              22

Statements of Operations                                                                                                          23

Statements of Changes in Net Assets                                                                                               24

Financial Highlights                                                                                                              25

Notes to Financial Statements                                                                                                     27

Report of Independent Registered Public Accounting Firm                                                                           40

Notice to Shareholders                                                                                                            41

Proxy Voting and Portfolio Holdings                                                                                               42

Fund Expenses Example                                                                                                             43

Board of Trustees and Officers of the Trust                                                                                       45

Consideration of the Board in Approving Investment
Advisory and Investment Sub-Advisory Agreements                                                                                   47

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free at 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Funds each offer Class A, Class C, Class Z and
Institutional Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions and Fund holdings as of July 31, 2009, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds. Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of July 31, 2009 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased will remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index.
Individuals cannot invest directly in an index.

Indexes:

Barclays Capital U.S. Aggregate Index (formerly known as Lehman Brothers U.S. Aggregate Index)

The unmanaged Barclays Capital U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The unmanaged index is market value-weighted inclusive of accrued interest.

MSCI EAFE® Index

The unmanaged MSCI EAFE® Index is a market capitalization-weighted index designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy,
Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

                                                                 1

ABOUT THIS REPORT - concluded

Standard & Poor's SuperComposite 1500 Index

The unmanaged Standard & Poor's SuperComposite 1500 ("S&P 1500") Index is a broad-based, capitalization-weighted index comprising
1,500 stocks of large-cap, mid-cap and small-cap U.S. companies.

Standard & Poor's 500 Index

The unmanaged Standard & Poor's 500 ("S&P 500") Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet and Barclays Capital.

                                                                 2

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

The fiscal year ended July 31, 2009 was marked by periods of extreme volatility, a severe economic compression and near collapse of the U.S. financial system. The global economy faced its deepest recession since World War II. The fiscal year also saw a market rally led by growth stocks in the fourth quarter of 2008 and first quarter of 2009, and a market rally led by low quality names and micro-cap companies, which helped the worldwide stock markets post rebounds in the second quarter of 2009. Over the fiscal year, both growth and value styles went in and out of favor with value having a slight edge. U.S. stocks, as measured by the S&P 500
Index, declined by (19.96)% for the one-year period ended July 31, 2009.

From August 2008 through early March 2009, the financial markets continued to be volatile. What began as a subprime real estate mortgage crisis became a full-blown financial crisis that quickly affected all markets and led to worldwide asset price deflation.
Beginning in early March 2009, the U.S. government, along with other governments around the world, took unprecedented actions to end the global financial crisis. The last three months of the fiscal year were marked by a striking reversal as riskier assets such as equities, credit and emerging markets performed relatively well and recovered some of their previous losses.

Despite this challenging environment, Old Mutual Capital, Inc. believes that the current U.S. government policy response may help the global economy start to recover, although it expects to see higher than normal volatility, making the journey painful. Old
Mutual Capital, Inc. believes that although it may take some time to play out, strong long-term opportunities are available to patient investors, and as the economy recovers, those investors will likely be rewarded.

As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the
Old Mutual Funds I portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds I

                                                                 4

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the fiscal year ended July 31, 2009, Class A shares of the Old Mutual Asset Allocation Conservative Portfolio (the "Fund")
     returned (0.49)% at net asset value, while the S&P 1500 Index returned (19.97)% and the Barclays Capital U.S. Aggregate Index
     returned 7.85%.

o    The Fund's relative performance during the period was hurt due to the underperformance of the large-cap value, short-term bond and international bond asset classes. The large-cap growth and high yield bond asset classes helped add relative value.

o    Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight High Yield Fund
     were among the contributors to overall performance.

o    Old Mutual Advantage Growth Fund, Old Mutual International Equity Fund and Old Mutual TS&W Mid-Cap Value Fund were among the detractors from overall performance this year.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2009, Class A shares of the Old Mutual Asset Allocation Conservative Portfolio (the "Fund")
     returned (0.49)% at net asset value, while the S&P 1500 Index returned (19.97)% and the Barclays Capital U.S. Aggregate Index
     returned 7.85%. Performance for all share classes can be found on page 7.

Q.   What investment environment did the Fund face during the past year?

A.   The past year saw two economic environments. From August 2008 through early March 2009, the financial markets continued to be volatile. What began as a subprime real estate mortgage crisis became a full-blown financial crisis that quickly affected all markets and led to worldwide asset price deflation. Equity investments around the world suffered devastating losses. Between
     August 1, 2008 and March 9, 2009, the S&P 500 Index returned (45.64)%, while the MSCI EAFE® Index returned (51.31)% for the same period.

     Beginning in early March 2009, the U.S. government, along with other governments around the world, took unprecedented action to end the global financial crisis. Although Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's sub-adviser, believes long-term headwinds remain that may dampen the pace of a true economic recovery, the S&P 500 Index returned 47.24% from March
     10, 2009 through the end of July 2009, while the MSCI EAFE® Index returned 59.88% for the same period.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund generally strives for a 30% equity and 70% fixed income allocation. The Fund's performance during the period was hurt due to the underperformance of the large-cap value, short-term bond and international bond asset classes. The large-cap growth and high yield bond asset classes helped add value.

     Over the fiscal year, the Fund undertook two dynamic positions: (1) an overweight of U.S. equities relative to U.S. bonds in
     September 2008; and (2) an underweight of high yield bonds relative to U.S. bonds in June 2009. Collectively, these positions resulted in a slightly negative return for the Fund.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual
     Dwight Intermediate Fixed Income Fund and Old Mutual Dwight High Yield Fund were among the contributors to overall performance.
     Old Mutual Advantage Growth Fund, Old Mutual International Equity Fund and Old Mutual TS&W Mid-Cap Value Fund were among the detractors from overall performance this year.

Q.   What is the investment outlook?

A.   Ibbotson notes that, historically, the market tends to rally near the end of recessions, however, no calendar quarter at the end of a recession in recent history has had a return higher than the second calendar quarter of 2009. Ibbotson points out that financial stocks have been one of the fastest recovering sectors since the market rally began in March 2009, and that, in general, all stocks of leveraged companies reported healthy gains as stock valuations incorporated decreasing interest rate spreads for riskier borrowers. Ibbotson also notes that most industrialized markets performed positively for the first half of
     2009 and some emerging markets have seen gains over 50% in the first half of 2009. Ibbotson believes that a gloomy macroeconomic picture remains, and that it is unclear whether the recent market rally is justified and whether current valuations will remain.

                                                                                             Asset Allocation Conservative Portfolio

                                                                 5

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Top Ten Holdings
as of July 31, 2009

Old Mutual Barrow Hanley
Core Bond Fund                                                             31.1%
___________________________________________________________________________________

Old Mutual Dwight Short Term
Fixed Income Fund                                                          11.1%
___________________________________________________________________________________

Old Mutual Dwight
High Yield Fund                                                            10.0%
___________________________________________________________________________________

Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                 9.8%
___________________________________________________________________________________

Old Mutual International Bond
Fund                                                                        8.4%
___________________________________________________________________________________

Old Mutual Barrow Hanley
Value Fund                                                                  6.9%
___________________________________________________________________________________

Old Mutual TS&W Mid-Cap
Value Fund                                                                  6.3%
___________________________________________________________________________________

Old Mutual International
Equity Fund                                                                 6.2%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     2.9%
___________________________________________________________________________________

Old Mutual Analytic U.S. Long/
Short Fund                                                                  2.2%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           94.9%
___________________________________________________________________________________

Ibbotson points out that for U.S. government bonds, the yield curve has steepened over the past few months and notes three possible explanations: (1) an expectation of inflation over the next five to ten years; (2) an expectation of increased government borrowing over upcoming years; or (3) an expectation of an increase in the productivity of capital in the future. Ibbotson also notes that the recent decrease in spreads on U.S. credit bonds has been substantial, suggesting that panic in the bond market may be receding.

Ibbotson notes that some real estate investment trusts ("REITs") that entered the crisis with limited debt are now in a dominant position and have been able to refinance their debt. Ibbotson notes also that many REITs have been paying dividends in a mix of stocks and cash which allows them to avoid increasing their debt burden, and instead use cash flows to pay off debt. Ibbotson points out that less leveraged REITs are using this practice to increase their cash reserves so they can buy at distressed prices. Ibbotson notes that REITs in several non-U.S. markets have strict limits on leverage, and therefore might be expected to suffer less from the current restrictive credit market. Currently, dividend yields of non-U.S. REITs appear in line with U.S. REITs, however, non-U.S.
REITs do not pay dividends partially in stock, and Ibbotson believes this may be a concern for yield seeking investors.

Asset Allocation Conservative Portfolio

                                                                  6

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year     Inception
                                                                                                Date        Return      to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                              09/30/04     (6.24)%      2.58%
Class A without load                                                                           09/30/04     (0.49)%      3.85%
Class C with load                                                                              09/30/04     (2.12)%      3.10%
Class C without load                                                                           09/30/04     (1.20)%      3.10%
Class Z                                                                                        12/09/05     (0.17)%      3.38%
Institutional Class                                                                            09/30/04     (0.19)%      4.11%
S&P 1500 Index                                                                                 09/30/04    (19.97)%     (0.12)%
Barclays Capital U.S. Aggregate Index                                                          09/30/04      7.85%       4.86%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on page 1.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the supplement dated January 2, 2009 to the prospectus dated November 19, 2008) are 1.88% and 1.39%;
2.53% and 2.14%; 4.91% and 1.14%; and 1.65% and 1.14%, respectively. Expenses are based on estimated amounts for the current fiscal year.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Conservative Portfolio, Class A	Old Mutual Asset Allocation Conservative Portfolio, Class C	Old Mutual Asset Allocation Conservative Portfolio, Institutional Class	S&P 1500 Index	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,025	10,575	10,660	11,359	10,255
7/31/06	10,365	10,853	11,048	11,954	10,405
7/31/07	11,339	11,783	12,124	13,879	10,985
7/31/08	11,366	11,728	12,174	12,420	11,661
7/31/09	11,311	11,588	12,151	9,940	12,576

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of July 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	0.7%
Government/Corporate	70.4%
Growth	2.7%
Growth-Large Cap	1.6%
International Equity	6.2%
Market Neutral-Equity	2.2%
Value	9.9%
Value-Mid Cap	6.3%

                                                                  7

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      Other Information:

Description                               Shares        Value (000)        The Fund utilizes various inputs in determining the value of its
_____________________________________________________________________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Affiliated Mutual Funds (1) - 99.4%
                                                                           Level 1 - quoted prices in active markets for identical securities
Government/Corporate - 70.5%                                               Level 2 - other significant observable inputs (including quoted
Old Mutual Barrow Hanley                                                             prices for similar securities, interest rates, prepayment
   Core Bond Fund                          1,523,404   $     15,981                  speeds, credit risk, etc.)
Old Mutual Dwight High Yield Fund            524,692          5,152        Level 3 - significant unobservable inputs (including the Fund's own
Old Mutual Dwight Intermediate                                                       assumption in determining the fair value of investments)
   Fixed Income Fund                         499,842          5,038
Old Mutual Dwight Short Term                                               The inputs or methodology used for valuing securities are not
   Fixed Income Fund                         578,209          5,719        necessarily an indication of the risk associated with investing in
Old Mutual International Bond Fund           501,359          4,322        those securities. A summary of the inputs used as of July 31, 2009
                                                       ______________      in valuing the Fund's net assets were as follows (000):

Total Government/Corporate                                   36,212
_____________________________________________________________________      Description                   Level 1    Level 2    Level 3    Total
                                                                           _____________________________________________________________________
Growth - 2.7%
Old Mutual Advantage Growth Fund             128,750            805        Investments
Old Mutual Growth Fund*                       28,943            584           Affiliated Mutual Funds    $51,048      $-         $-      $51,048
                                                       ______________         Money Market Fund              380       -          -          380
                                                                           _____________________________________________________________________
Total Growth                                                  1,389
_____________________________________________________________________      Total Investments             $51,428      $-         $-      $51,428
                                                                           _____________________________________________________________________
Growth-Large Cap - 1.6%
Old Mutual Large Cap Growth Fund*             60,390            833        Refer to the "Security Valuation" section of Note 2 for further
                                                       ______________      information.

Total Growth-Large Cap                                          833
_____________________________________________________________________

International Equity - 6.2%
Old Mutual International Equity Fund         412,168          3,186
                                                       ______________

Total International Equity                                    3,186
_____________________________________________________________________

Market Neutral-Equity - 2.2%
Old Mutual Analytic
   U.S. Long/Short Fund                      118,930          1,148
                                                       ______________

Total Market Neutral-Equity                                   1,148
_____________________________________________________________________

Value - 9.9%
Old Mutual Barrow Hanley Value Fund          707,370          3,572
Old Mutual Focused Fund                       79,643          1,488
                                                       ______________

Total Value                                                   5,060
_____________________________________________________________________

Value-Mid Cap - 6.3%
Old Mutual TS&W Mid-Cap Value Fund           469,419          3,220
                                                       ______________

Total Value-Mid Cap                                           3,220
                                                       ______________

Total Affiliated Mutual Funds (Cost $53,552)                 51,048
_____________________________________________________________________

Money Market Fund - 0.8%
Dreyfus Cash Management Fund,
   Institutional Class, 0.329% (A)           380,325            380
                                                       ______________

Total Money Market Fund (Cost $380)                             380
_____________________________________________________________________

Total Investments - 100.2% (Cost $53,932)                    51,428
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.2)%                      (80)
_____________________________________________________________________

Total Net Assets - 100.0%                              $     51,348
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 21.

The accompanying notes are an integral part of the financial statements.

                                                                  8

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the fiscal year ended July 31, 2009, Class A shares of the Old Mutual Asset Allocation Balanced Portfolio (the "Fund")
     returned (9.30)% at net asset value, while the S&P 1500 Index returned (19.97)% and the Barclays Capital U.S. Aggregate Index
     returned 7.85%.

o    The Fund's relative performance during the period was hurt due to the underperformance of the large-cap value and U.S. real estate investment trust asset classes.

o    Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Strategic Small Company Fund and Old Mutual Dwight High Yield Fund were among the contributors to overall performance.

o    Old Mutual Advantage Growth Fund, Old Mutual International Equity Fund and Old Mutual Provident Mid- Cap Growth Fund (no longer a Fund holding) were among the detractors from overall performance this year.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2009, Class A shares of the Old Mutual Asset Allocation Balanced Portfolio (the "Fund")
     returned (9.30)% at net asset value, while the S&P 1500 Index returned (19.97)% and the Barclays Capital U.S. Aggregate Index
     returned 7.85%. Performance for all share classes can be found on page 11.

Q.   What investment environment did the Fund face during the past year?

A.   The past year saw two economic environments. From August 2008 through early March 2009, the financial markets continued to be volatile. What began as a subprime real estate mortgage crisis became a full-blown financial crisis that quickly affected all markets and led to worldwide asset price deflation. Equity investments around the world suffered devastating losses. Between
     August 1, 2008 and March 9, 2009, the S&P 500 Index returned (45.64)%, while the MSCI EAFE®Index returned (51.31)% for the same period.

     Beginning in early March 2009, the U.S. government, along with other governments around the world, took unprecedented action to end the global financial crisis. Although Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's sub-adviser, believes long-term headwinds remain that may dampen the pace of a true economic recovery, the S&P 500 Index returned 47.24% from March
     10, 2009 through the end of July 2009, while the MSCI EAFE® Index returned 59.88% for the same period.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund generally strives for a 60% equity and 40% fixed income allocation. The Fund's performance during the period was hurt due to the underperformance of the large-cap value and U.S. real estate investment trust ("REIT") asset classes.

     Over the fiscal year, the Fund undertook three dynamic positions: (1) an overweight of U.S. equities relative to U.S. bonds in
     September 2008; (2) an underweight of REITs from August 2008 through June 2009; and (3) an underweight of high yield bonds relative to U.S. bonds in June 2009. Collectively, these positions resulted in an approximate 0% return for the Fund.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual
     Strategic Small Company Fund and Old Mutual Dwight High Yield Fund were among the contributors to overall performance. Old
     Mutual Advantage Growth Fund, Old Mutual International Equity Fund and Old Mutual Provident Mid-Cap Growth Fund (no longer a
     Fund holding) were among the detractors from overall performance this year.

Q.   What is the investment outlook?

A.   Ibbotson notes that, historically, the market tends to rally near the end of recessions, however, no calendar quarter at the end of a recession in recent history has had a return higher than the second calendar quarter of 2009. Ibbotson points out that financial stocks have been one of the fastest recovering sectors since the market rally began in March 2009, and that, in general, all stocks of leveraged companies reported healthy gains as stock valuations incorporated decreasing interest rate spreads for riskier borrowers. Ibbotson also notes that most industrialized markets performed positively for the first half of
     2009 and some emerging markets have seen gains over 50% in the first half of 2009. Ibbotson believes that a gloomy macroeconomic picture remains, and that it is unclear whether the recent market rally is justified and whether current valuations will remain.

                                                                                                 Asset Allocation Balanced Portfolio

                                                                  9

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Top Ten Holdings
as of July 31, 2009

Old Mutual Barrow
Hanley Core Bond Fund                                                      20.5%
___________________________________________________________________________________

Old Mutual International
Equity Fund                                                                15.3%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Value Fund                                                          11.3%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                          7.1%
___________________________________________________________________________________

Old Mutual Advantage
Growth Fund                                                                 6.9%
___________________________________________________________________________________

Old Mutual Dwight
High Yield Fund                                                             5.6%
___________________________________________________________________________________

Old Mutual TS&W
Small Cap Value Fund                                                        5.4%
___________________________________________________________________________________

Old Mutual Analytic
U.S. Long/Short Fund                                                        5.3%
___________________________________________________________________________________

Old Mutual International
Bond Fund                                                                   5.1%
___________________________________________________________________________________

Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                 4.6%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           87.1%
___________________________________________________________________________________

Ibbotson points out that for U.S. government bonds, the yield curve has steepened over the past few months and notes three possible explanations: (1) an expectation of inflation over the next five to ten years; (2) an expectation of increased government borrowing over upcoming years; or (3) an expectation of an increase in the productivity of capital in the future. Ibbotson also notes that the recent decrease in spreads on U.S. credit bonds has been substantial, suggesting that panic in the bond market may be receding.

Ibbotson notes that some REITs that entered the crisis with limited debt are now in a dominant position and have been able to refinance their debt. Ibbotson notes also that many REITs have been paying dividends in a mix of stocks and cash which allows them to avoid increasing their debt burden, and instead use cash flows to pay off debt. Ibbotson points out that less leveraged REITs are using this practice to increase their cash reserves so they can buy at distressed prices. Ibbotson notes that REITs in several
non-U.S. markets have strict limits on leverage, and therefore might be expected to suffer less from the current restrictive credit market. Currently, dividend yields of non-U.S. REITs appear in line with U.S. REITs, however, non-U.S. REITs do not pay dividends partially in stock, and Ibbotson believes this may be a concern for yield seeking investors.

Asset Allocation Balanced Portfolio

                                                                 10

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year     Inception
                                                                                                Date        Return      to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                              09/30/04    (14.53)%      1.83%
Class A without load                                                                           09/30/04     (9.30)%      3.09%
Class C with load                                                                              09/30/04    (10.83)%      2.35%
Class C without load                                                                           09/30/04    (10.00)%      2.35%
Class Z                                                                                        12/09/05     (9.00)%      0.87%
Institutional Class                                                                            09/30/04     (9.13)%      3.33%
S&P 1500 Index                                                                                 09/30/04    (19.97)%     (0.12)%
Barclays Capital U.S. Aggregate Index                                                          09/30/04      7.85%       4.86%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on page 1.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the supplement dated January 2, 2009 to the prospectus dated November 19, 2008) are 1.80% and 1.54%;
2.54% and 2.29%; 6.24% and 1.29%; and 2.35% and 1.29%, respectively. Expenses are based on estimated amounts for the current fiscal year.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Balanced Portfolio, Class A	Old Mutual Asset Allocation Balanced Portfolio, Class C	Old Mutual Asset Allocation Balanced Portfolio, Institutional Class	S&P 1500 Index	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,445	11,031	11,115	11,359	10,255
7/31/06	11,048	11,582	11,772	11,954	10,405
7/31/07	12,616	13,132	13,495	13,879	10,985
7/31/08	12,037	12,431	12,893	12,420	11,661
7/31/09	10,917	11,188	11,717	9,940	12,576

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of July 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.0%
Government/Corporate	36.3%
Growth	7.6%
Growth-Large Cap	1.3%
Growth-Small Cap	2.0%
International Equity	15.3%
Market Neutral-Equity	5.3%
Real Estate	1.2%
Sector Fund-Real Estate	0.4%
Value	15.1%
Value-Mid Cap	7.1%
Value-Small Cap	7.4%

                                                                 11

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1) - 99.4%                                        Value-Small Cap - 7.4%
                                                                           Old Mutual Discover Value Fund               279,207   $      2,127
Government/Corporate - 36.4%                                               Old Mutual TS&W Small Cap Value Fund         400,494          5,654
Old Mutual Barrow                                                                                                                 ______________
   Hanley Core Bond Fund                   2,066,617   $     21,679
Old Mutual Dwight High Yield Fund            602,038          5,912        Total Value-Small Cap                                         7,781
Old Mutual Dwight Intermediate                                                                                                    ______________
   Fixed Income Fund                         480,433          4,843
Old Mutual Dwight Short Term                                               Total Affiliated Mutual Funds (Cost $126,233)               104,701
   Fixed Income Fund                          54,616            540        _____________________________________________________________________
Old Mutual International Bond Fund           626,874          5,404
                                                       ______________      Money Market Fund - 1.0%
                                                                           Dreyfus Cash Management Fund,
Total Government/Corporate                                   38,378           Institutional Class, 0.329% (A)         1,044,309          1,044
_____________________________________________________________________                                                             ______________

Growth - 7.7%                                                              Total Money Market Fund (Cost $1,044)                         1,044
Old Mutual Advantage Growth Fund           1,171,580          7,322        _____________________________________________________________________
Old Mutual Growth Fund*                       37,644            760
                                                       ______________      Total Investments - 100.4% (Cost $127,277)                  105,745
                                                                           _____________________________________________________________________
Total Growth                                                  8,082
_____________________________________________________________________      Other Assets and Liabilities, Net - (0.4)%                     (376)
                                                                           _____________________________________________________________________
Growth-Large Cap - 1.3%
Old Mutual Large Cap Growth Fund*            101,097          1,395        Total Net Assets - 100.0%                              $    105,369
                                                       ______________      _____________________________________________________________________

Total Growth-Large Cap                                        1,395        For descriptions of abbreviations and footnotes, please refer to
_____________________________________________________________________      page 21.

Growth-Small Cap - 2.0%                                                    Other Information:
Old Mutual Strategic
   Small Company Fund*                       264,287          2,138        The Fund utilizes various inputs in determining the value of its
                                                       ______________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Total Growth-Small Cap                                        2,138
_____________________________________________________________________      Level 1 - quoted prices in active markets for identical securities
                                                                           Level 2 - other significant observable inputs (including quoted
International Equity - 15.4%                                                         prices for similar securities, interest rates, prepayment
Old Mutual International Equity Fund       2,094,190         16,188                  speeds, credit risk, etc.)
                                                       ______________      Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of
Total International Equity                                   16,188                  investments)
_____________________________________________________________________
                                                                           The inputs or methodology used for valuing securities are not
Market Neutral-Equity - 5.3%                                               necessarily an indication of the risk associated with investing in
Old Mutual Analytic                                                        those securities. A summary of the inputs used as of July 31, 2009 in
   U.S. Long/Short Fund                      581,693          5,613        valuing the Fund's net assets were as follows (000):
                                                       ______________

Total Market Neutral-Equity                                   5,613                Description           Level 1    Level 2    Level 3   Total
_____________________________________________________________________      _____________________________________________________________________

Real Estate - 1.2%                                                         Investments
Old Mutual Heitman Global Real                                                Affiliated Mutual Funds   $104,701      $-         $-     $104,701
   Estate Securities Fund                    195,973          1,260           Money Market Fund            1,044       -          -        1,044
                                                       ______________      _____________________________________________________________________

Total Real Estate                                             1,260        Total Investments            $105,745      $-         $-     $105,745
_____________________________________________________________________      _____________________________________________________________________

Sector Fund-Real Estate - 0.5%                                             Refer to the "Security Valuation" section of Note 2 for further
Old Mutual Heitman REIT Fund                  91,413            467        information.
                                                       ______________

Total Sector Fund-Real Estate                                   467
_____________________________________________________________________

Value - 15.1%
Old Mutual Barrow Hanley Value Fund        2,373,020         11,984
Old Mutual Focused Fund                      212,024          3,961
                                                       ______________

Total Value                                                  15,945
_____________________________________________________________________

Value-Mid Cap - 7.1%
Old Mutual TS&W Mid-Cap Value Fund         1,086,531          7,454
                                                       ______________

Total Value-Mid Cap                                           7,454
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 12

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the fiscal year ended July 31, 2009, Class A shares of the Old Mutual Asset Allocation Moderate Growth Portfolio (the
     "Fund") returned (17.27)% at net asset value, while the S&P 1500 Index returned (19.97)% and the Barclays Capital U. S.
     Aggregate Index returned 7.85%.

o    The Fund's relative performance during the period was hurt due to the underperformance of the large-cap value and U.S. real estate investment trust ("REITs") asset classes. The large-cap growth, emerging markets and international REIT asset classes helped add relative value.

o    Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Strategic Small Company Fund and Old Mutual International Bond Fund were among the contributors to overall performance.

o    Old Mutual Advantage Growth Fund, Old Mutual International Equity Fund and Old Mutual TS&W Mid-Cap Value Fund were among the detractors from overall performance this year.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2009, Class A shares of the Old Mutual Asset Allocation Moderate Growth Portfolio (the
     "Fund") returned (17.27)% at net asset value, while the S&P 1500 Index returned (19.97)% and the Barclays Capital U.S.
     Aggregate Index returned 7.85%. Performance for all share classes can be found on page 15.

Q.   What investment environment did the Fund face during the past year?

A.   The past year saw two economic environments. From August 2008 through early March 2009, the financial markets continued to be volatile. What began as a subprime real estate mortgage crisis became a full-blown financial crisis that quickly affected all markets and led to worldwide asset price deflation. Equity investments around the world suffered devastating losses. Between
     August 1, 2008 and March 9, 2009, the S&P 500 Index returned (45.64)%, while the MSCI EAFE® Index returned (51.31)% for the same period.

     Beginning in early March 2009, the U.S. government, along with other governments around the world, took unprecedented action to end the global financial crisis. Although Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's sub-adviser, believes long-term headwinds remain that may dampen the pace of a true economic recovery, the S&P 500 Index returned 47.24% from March
     10, 2009 through the end of July 2009, while the MSCI EAFE® Index returned 59.88% for the same period.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund generally strives for an 80% equity and 20% fixed income allocation. The Fund's performance during the period was hurt due to the underperformance of the large-cap value and U.S. real estate investment trust ("REIT") asset classes. The large-cap growth, emerging markets and international REIT asset classes helped add value.

     Over the fiscal year, the Fund undertook three dynamic positions: (1) an overweight of U.S. equities relative to U.S. bonds in
     September 2008; (2) an underweight of REITs from August 2008 through June 2009; and (3) an underweight of high yield bonds relative to U.S. bonds in June 2009. Collectively, these positions resulted in an approximate 0% return for the Fund.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual
     Strategic Small Company Fund and Old Mutual International Bond Fund were among the contributors to overall performance. Old
     Mutual Advantage Growth Fund, Old Mutual International Equity Fund and Old Mutual TS&W Mid-Cap Value Fund were among the detractors from overall performance this year.

                                                                                                                    Asset Allocation
                                                                                                           Moderate Growth Portfolio

                                                                 13

OLD MUTUAL ASSET ALLOCATION MODERATE
GROWTH PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Top Ten Holdings
as of July 31, 2009

Old Mutual International
Equity Fund                                                                22.2%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Value Fund                                                          13.9%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Core Bond Fund                                                      10.8%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                          8.6%
___________________________________________________________________________________

Old Mutual TS&W
Small Cap Value Fund                                                        7.9%
___________________________________________________________________________________

Old Mutual Advantage
Growth Fund                                                                 7.9%
___________________________________________________________________________________

Old Mutual Analytic
U.S. Long/Short Fund                                                        6.3%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     5.1%
___________________________________________________________________________________

Old Mutual Strategic
Small Company Fund                                                          4.1%
___________________________________________________________________________________

Old Mutual Discover
Value Fund                                                                  3.0%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           89.8%
___________________________________________________________________________________

Q.   What is the investment outlook?

A.   Ibbotson notes that, historically, the market tends to rally near the end of recessions, however, no calendar quarter at the end of a recession in recent history has had a return higher than the second calendar quarter of 2009. Ibbotson points out that financial stocks have been one of the fastest recovering sectors since the market rally began in March 2009, and that, in general, all stocks of leveraged companies reported healthy gains as stock valuations incorporated decreasing interest rate spreads for riskier borrowers. Ibbotson also notes that most industrialized markets performed positively for the first half of
     2009 and some emerging markets have seen gains over 50% in the first half of 2009. Ibbotson believes that a gloomy macroeconomic picture remains, and that it is unclear whether the recent market rally is justified and whether current valuations will remain.

     Ibbotson points out that for U.S. government bonds, the yield curve has steepened over the past few months and notes three possible explanations: (1) an expectation of inflation over the next five to ten years; (2) an expectation of increased government borrowing over upcoming years; or (3) an expectation of an increase in the productivity of capital in the future.
     Ibbotson also notes that the recent decrease in spreads on U.S. credit bonds has been substantial, suggesting that panic in the bond market may be receding.

     Ibbotson notes that some REITs that entered the crisis with limited debt are now in a dominant position and have been able to refinance their debt. Ibbotson notes also that many REITs have been paying dividends in a mix of stocks and cash which allows them to avoid increasing their debt burden, and instead use cash flows to pay off debt. Ibbotson points out that less leveraged
     REITs are using this practice to increase their cash reserves so they can buy at distressed prices. Ibbotson notes that REITs in several non-U.S. markets have strict limits on leverage, and therefore might be expected to suffer less from the current restrictive credit market. Currently, dividend yields of non-U.S. REITs appear in line with U.S. REITs, however, non-U.S. REITs do not pay dividends partially in stock, and Ibbotson believes this may be a concern for yield seeking investors.

Asset Allocation
Moderate Growth Portfolio

                                                                 14

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year     Inception
                                                                                                Date        Return      to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                              09/30/04    (22.05)%      0.38%
Class A without load                                                                           09/30/04    (17.27)%      1.62%
Class C with load                                                                              09/30/04    (18.64)%      0.87%
Class C without load                                                                           09/30/04    (17.90)%      0.87%
Class Z                                                                                        12/09/05    (17.07)%     (1.82)%
Institutional Class                                                                            09/30/04    (16.99)%      1.91%
S&P 1500 Index                                                                                 09/30/04    (19.97)%     (0.12)%
Barclays Capital U.S. Aggregate Index                                                          09/30/04      7.85%       4.86%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on page 1.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the supplement dated January 2, 2009 to the prospectus dated November 19, 2008) are 2.03% and 1.53%;
2.63% and 2.28%; 5.17% and 1.28%; and 1.78% and 1.28%, respectively. Expenses are based on estimated amounts for the current fiscal year.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Moderate Growth Portfolio, Class A	Old Mutual Asset Allocation Moderate Growth Portfolio, Class C	Old Mutual Asset Allocation Moderate Growth Portfolio, Institutional Class	S&P 1500 Index	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,661	11,244	11,343	11,359	10,255
7/31/06	11,469	12,009	12,235	11,954	10,405
7/31/07	13,361	13,886	14,283	13,879	10,985
7/31/08	12,311	12,699	13,199	12,420	11,661
7/31/09	10,185	10,426	10,957	9,940	12,576

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of July 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	0.9%
Government/Corporate	15.2%
Growth	8.8%
Growth-Large Cap	0.9%
Growth-Small Cap	4.1%
International Equity	22.2%
Market Neutral-Equity	6.3%
Real Estate	2.4%
Sector Fund-Real Estate	0.7%
Value	19.0%
Value-Mid Cap	8.6%
Value-Small Cap	10.9%

                                                                 15

OLD MUTUAL ASSET ALLOCATION MODERATE
GROWTH PORTFOLIO - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1) - 99.3%                                        Value-Small Cap - 10.9%
                                                                           Old Mutual Discover Value Fund               502,812   $      3,831
Government/Corporate - 15.3%                                               Old Mutual TS&W Small Cap Value Fund         709,921         10,022
Old Mutual Barrow                                                                                                                 ______________
   Hanley Core Bond Fund                   1,312,928   $     13,773
Old Mutual Dwight High Yield Fund            150,719          1,480        Total Value-Small Cap                                        13,853
Old Mutual Dwight Intermediate                                                                                                    ______________
   Fixed Income Fund                          55,343            558
Old Mutual International Bond Fund           411,396          3,546        Total Affiliated Mutual Funds (Cost $165,007)               125,758
                                                       ______________      _____________________________________________________________________

Total Government/Corporate                                   19,357        Money Market Fund - 1.0%
_____________________________________________________________________      Dreyfus Cash Management Fund,
                                                                              Institutional Class, 0.329% (A)         1,191,048          1,191
Growth - 8.8%                                                                                                                     ______________
Old Mutual Advantage Growth Fund           1,598,449          9,990
Old Mutual Growth Fund*                       56,415          1,139        Total Money Market Fund (Cost $1,191)                         1,191
                                                       ______________      _____________________________________________________________________

Total Growth                                                 11,129        Total Investments - 100.3% (Cost $166,198)                  126,949
_____________________________________________________________________      _____________________________________________________________________

Growth-Large Cap - 0.9%                                                    Other Assets and Liabilities, Net - (0.3)%                     (338)
Old Mutual Large Cap Growth Fund*             81,236          1,121        _____________________________________________________________________
                                                       ______________
                                                                           Total Net Assets - 100.0%                              $    126,611
Total Growth-Large Cap                                        1,121        _____________________________________________________________________
_____________________________________________________________________
                                                                           For descriptions of abbreviations and footnotes, please refer to page
Growth-Small Cap - 4.1%                                                    21.
Old Mutual Strategic
   Small Company Fund*                       646,213          5,228        Other Information:
                                                       ______________
                                                                           The Fund utilizes various inputs in determining the value of its
Total Growth-Small Cap                                        5,228        investments as of the reporting period end. These inputs are
_____________________________________________________________________      summarized in three broad levels as follows:

International Equity - 22.2%                                               Level 1 - quoted prices in active markets for identical
Old Mutual International Equity Fund       3,640,339         28,140                  securities
                                                       ______________      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment
Total International Equity                                   28,140                  speeds, credit risk, etc.)
_____________________________________________________________________      Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of
Market Neutral-Equity - 6.3%                                                         investments)
Old Mutual Analytic
   U.S. Long/Short Fund                      827,720          7,988        The inputs or methodology used for valuing securities are not
                                                       ______________      necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of July 31, 2009 in
Total Market Neutral-Equity                                   7,988        valuing the Fund's net assets were as follows (000):
_____________________________________________________________________

Real Estate - 2.5%                                                                 Description           Level 1    Level 2    Level 3   Total
Old Mutual Heitman Global Real                                             _____________________________________________________________________
   Estate Securities Fund                    481,683          3,097
                                                       ______________      Investments
                                                                              Affiliated Mutual Funds   $125,758      $-         $-     $125,758
Total Real Estate                                             3,097           Money Market Fund            1,191       -          -        1,191
_____________________________________________________________________      _____________________________________________________________________

Sector Fund-Real Estate - 0.7%                                             Total Investments            $126,949      $-         $-     $126,949
Old Mutual Heitman REIT Fund                 162,575            831        _____________________________________________________________________
                                                       ______________
                                                                           Refer to the "Security Valuation" section of Note 2 for further
Total Sector Fund-Real Estate                                   831        information.
_____________________________________________________________________

Value - 19.0%
Old Mutual Barrow Hanley Value Fund        3,489,793         17,623
Old Mutual Focused Fund                      345,079          6,446
                                                       ______________

Total Value                                                  24,069
_____________________________________________________________________

Value-Mid Cap - 8.6%
Old Mutual TS&W
   Mid-Cap Value Fund                       1,595,506        10,945
                                                       ______________

Total Value-Mid Cap                                          10,945
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 16

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the fiscal year ended July 31, 2009, Class A shares of the Old Mutual Asset Allocation Growth Portfolio (the "Fund")
     underperformed its benchmark, the S&P 1500 Index. The Fund's Class A shares posted a (23.55)% return at net asset value versus a (19.97)% return for the benchmark.

o    The Fund's relative performance during the period was hurt due to the underperformance of the large-cap value and U.S. real estate investment trust ("REIT") asset classes. The large-cap growth, emerging markets and international REIT asset classes helped add relative value.

o    Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Strategic Small Company Fund and Old Mutual TS&W Small Cap Value Fund
     were among the contributors to overall performance.

o    Old Mutual Advantage Growth Fund, Old Mutual International Equity Fund and Old Mutual Barrow Hanley Value Fund were among the detractors from overall performance this year.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2009, Class A shares of the Old Mutual Asset Allocation Growth Portfolio (the "Fund")
     underperformed its benchmark, the S&P 1500 Index. The Fund's Class A shares posted a (23.55)% return at net asset value versus a (19.97)% return for the benchmark. Performance for all share classes can be found on page 19.

Q.   What investment environment did the Fund face during the past year?

A.   The past year saw two economic environments. From August 2008 through early March 2009, the financial markets continued to be volatile. What began as a subprime real estate mortgage crisis became a full-blown financial crisis that quickly affected all markets and led to worldwide asset price deflation. Equity investments around the world suffered devastating losses. Between
     August 1, 2008 and March 9, 2009, the S&P 500 Index returned (45.64)%, while the MSCI EAFE® Index returned (51.31)% for the same period.

     Beginning in early March 2009, the U.S. government, along with other governments around the world, took unprecedented action to end the global financial crisis. Although Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's sub-adviser, believes long-term headwinds remain that may dampen the pace of a true economic recovery, the S&P 500 Index returned 47.24% from March
     10, 2009 through the end of July 2009, while the MSCI EAFE® Index returned 59.88% for the same period.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund has an all equity allocation. The Fund's performance during the period was hurt due to the underperformance of the large-cap value and U.S. real estate investment trust ("REIT") asset classes. The large-cap growth, emerging markets and international REIT asset classes helped add value.

     Over the fiscal year, the Fund undertook one dynamic position which was an underweight to REITs from August 2008 through June
     2009. This position resulted in a positive return for the Fund.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual Clay Finlay Emerging Markets Fund, Old
     Mutual Strategic Small Company Fund and Old Mutual TS&W Small Cap Value Fund were among the contributors to overall performance. Old Mutual Advantage Growth Fund, Old Mutual International Equity Fund and Old Mutual Barrow Hanley Value Fund
     were among the detractors from overall performance this year.

Q.   What is the investment outlook?

A.   Ibbotson notes that, historically, the market tends to rally near the end of recessions, however, no calendar quarter at the end of a recession in recent history has had a return higher than the second calendar quarter of 2009. Ibbotson points out that financial stocks have been one of the fastest recovering sectors since the market rally began in March 2009, and that, in general, all stocks of leveraged companies reported healthy gains as stock valuations incorporated decreasing interest rate spreads for riskier borrowers. Ibbotson also notes that most industrialized markets performed positively for the first half of
     2009 and some emerging markets have seen gains over 50% in the first half of 2009. Ibbotson believes that a gloomy macroeconomic picture remains, and that it is unclear whether the recent market rally is justified and whether current valuations will remain.

                                                                                                   Asset Allocation Growth Portfolio

                                                                 17

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW

Sub-Adviser: Ibbotson Associates Advisors, LLC

Top Ten Holdings
as of July 31, 2009

Old Mutual International
Equity Fund                                                                26.5%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Value Fund                                                          18.0%
___________________________________________________________________________________

Old Mutual Advantage
Growth Fund                                                                12.3%
___________________________________________________________________________________

Old Mutual TS&W
Small Cap Value Fund                                                        8.5%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                          7.2%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     6.2%
___________________________________________________________________________________

Old Mutual Analytic
U.S. Long/Short Fund                                                        6.2%
___________________________________________________________________________________

Old Mutual Strategic
Small Company Fund                                                          4.8%
___________________________________________________________________________________

Old Mutual Heitman
Global Real Estate
Securities Fund                                                             4.4%
___________________________________________________________________________________

Old Mutual Discover
Value Fund                                                                  3.2%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           97.3%
___________________________________________________________________________________

Ibbotson points out that for U.S. government bonds, the yield curve has steepened over the past few months and notes three possible explanations: (1) an expectation of inflation over the next five to ten years; (2) an expectation of increased government borrowing over upcoming years; or (3) an expectation of an increase in the productivity of capital in the future. Ibbotson also notes that the recent decrease in spreads on U.S. credit bonds has been substantial, suggesting that panic in the bond market may be receding.

Ibbotson notes that some REITs that entered the crisis with limited debt are now in a dominant position and have been able to refinance their debt. Ibbotson notes also that many REITs have been paying dividends in a mix of stocks and cash which allows them to avoid increasing their debt burden, and instead use cash flows to pay off debt. Ibbotson points out that less leveraged REITs are using this practice to increase their cash reserves so they can buy at distressed prices. Ibbotson notes that REITs in several
non-U.S. markets have strict limits on leverage, and therefore might be expected to suffer less from the current restrictive credit market. Currently, dividend yields of non-U.S. REITs appear in line with U.S. REITs, however, non-U.S. REITs do not pay dividends partially in stock, and Ibbotson believes this may be a concern for yield seeking investors.

Asset Allocation Growth Portfolio

                                                                 18

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year     Inception
                                                                                                Date        Return      to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                              09/30/04    (27.93)%     (0.58)%
Class A without load                                                                           09/30/04    (23.55)%      0.65%
Class C with load                                                                              09/30/04    (24.85)%     (0.11)%
Class C without load                                                                           09/30/04    (24.16)%     (0.11)%
Class Z                                                                                        12/09/05    (23.40)%     (4.30)%
Institutional Class                                                                            09/30/04    (23.34)%      0.88%
S&P 1500 Index                                                                                 09/30/04    (19.97)%     (0.12)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on page 1.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the supplement dated January 2, 2009 to the prospectus dated November 19, 2008) are 2.05% and 1.60%;
2.82% and 2.35%; 6.99% and 1.35%; and 1.67% and 1.35%, respectively. Expense are based on estimated amounts for the current fiscal year.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Growth Portfolio, Class A	Old Mutual Asset Allocation Growth Portfolio, Class C	Old Mutual Asset Allocation Growth Portfolio, Institutional Class	S&P 1500 Index
9/30/04	9,425	10,000	10,000	10,000
7/31/05	11,019	11,615	11,713	11,359
7/31/06	12,094	12,657	12,894	11,954
7/31/07	14,362	14,917	15,344	13,879
7/31/08	12,718	13,115	13,607	12,420
7/31/09	9,723	9,947	10,432	9,940

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in an unmanaged securities index on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of July 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	0.5%
Growth	12.5%
Growth-Small Cap	4.8%
International Equity	26.5%
Market Neutral-Equity	6.2%
Real Estate	4.4%
Sector Fund-Real Estate	2.0%
Value	24.2%
Value-Mid Cap	7.2%
Value-Small Cap	11.7%

                                                                 19

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1)- 99.8%                                         Money Market Fund - 0.5%
                                                                           Dreyfus Cash Management Fund,
Growth - 12.5%                                                                Institutional Class, 0.329% (A)           465,267   $        465
Old Mutual Advantage Growth Fund           1,725,170   $     10,782                                                               ______________
Old Mutual Growth Fund*                        7,509            152
                                                       ______________      Total Money Market Fund (Cost $465)                             465
                                                                           _____________________________________________________________________
Total Growth                                                 10,934
_____________________________________________________________________      Total Investments - 100.3% (Cost $124,379)                   87,484
                                                                           _____________________________________________________________________
Growth-Small Cap - 4.8%
Old Mutual Strategic                                                       Other Assets and Liabilities, Net - (0.3)%                     (290)
   Small Company Fund*                       517,942          4,190        _____________________________________________________________________
                                                       ______________
                                                                           Total Net Assets - 100.0%                              $     87,194
Total Growth-Small Cap                                        4,190        _____________________________________________________________________
_____________________________________________________________________
                                                                           For descriptions of abbreviations and footnotes, please refer to page
International Equity - 26.6%                                               21.
Old Mutual International Equity Fund       2,998,183         23,176
                                                       ______________      Other Information:

Total International Equity                                   23,176        The Fund utilizes various inputs in determining the value of its
_____________________________________________________________________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Market Neutral-Equity - 6.2%
Old Mutual Analytic                                                        Level 1 - quoted prices in active markets for identical securities
   U.S. Long/Short Fund                      561,348          5,417        Level 2 - other significant observable inputs (including quoted
                                                       ______________                prices for similar securities, interest rates, prepayment
                                                                                     speeds, credit risk, etc.)
Total Market Neutral-Equity                                   5,417        Level 3 - significant unobservable inputs (including the Fund's own
_____________________________________________________________________                assumption in determining the fair value of investments)

Real Estate - 4.4%                                                         The inputs or methodology used for valuing securities are not
Old Mutual Heitman Global Real                                             necessarily an indication of the risk associated with investing in
   Estate Securities Fund                    594,434          3,822        those securities. A summary of the inputs used as of July 31, 2009 in
                                                       ______________      valuing the Fund's net assets were as follows (000):

Total Real Estate                                             3,822                  Description            Level 1   Level 2   Level 3   Total
_____________________________________________________________________      _____________________________________________________________________

Sector Fund-Real Estate - 2.0%                                             Investments
Old Mutual Heitman REIT Fund                 345,883          1,768           Affiliated Mutual Funds       $87,019     $-        $-     $87,019
                                                       ______________         Money Market Fund                 465      -         -         465
                                                                           _____________________________________________________________________
Total Sector Fund-Real Estate                                 1,768
_____________________________________________________________________      Total Investments                $87,484     $-        $-     $87,484
                                                                           _____________________________________________________________________
Value - 24.3%
Old Mutual Barrow Hanley Value Fund        3,110,635         15,709        Refer to the "Security Valuation" section of Note 2 for further
Old Mutual Focused Fund                      291,221          5,440        information.
                                                       ______________

Total Value                                                  21,149
_____________________________________________________________________

Value-Mid Cap - 7.2%
Old Mutual TS&W
   Mid-Cap Value Fund                        916,526          6,287
                                                       ______________

Total Value-Mid Cap                                           6,287
_____________________________________________________________________

Value-Small Cap - 11.8%
Old Mutual Discover Value Fund               372,973          2,842
Old Mutual TS&W Small Cap Value Fund         526,601          7,434
                                                       ______________

Total Value-Small Cap                                        10,276
                                                       ______________

Total Affiliated Mutual Funds (Cost $123,914)                87,019
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 20

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

(1) - Investments are funds within the Old Mutual family of funds and they may be deemed to be under common control because they may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to all affiliated mutual funds.

(A) - The rate reported represents the 7-day effective yield as of July 31, 2009.

Cost figures are shown with "000's" omitted.

                                                                 21

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JULY 31, 2009

________________________________________________________________________________________________________________________________________________________

                                                                            Old Mutual           Old Mutual           Old Mutual           Old Mutual
                                                                         Asset Allocation     Asset Allocation     Asset Allocation     Asset Allocation
                                                                           Conservative           Balanced         Moderate Growth           Growth
                                                                            Portfolio             Portfolio            Portfolio            Portfolio
________________________________________________________________________________________________________________________________________________________

Assets:
   Investment in Affiliated Funds, at cost                                 $   53,552            $  126,233          $   165,007          $  123,914
   Investment in Unaffiliated Funds, at cost                                      380                 1,044                1,191                 465
________________________________________________________________________________________________________________________________________________________

   Investment in Affiliated Funds, at value                                $   51,048            $  104,701          $   125,758          $   87,019
   Investment in Unaffiliated Funds, at value                                     380                 1,044                1,191                 465
   Receivable for Capital Shares Sold                                              50                   322                   58                  64
   Receivable for Investment Securities Sold                                        -                 1,813                3,266               2,422
   Receivable from Investment Adviser                                               2                     -                   18                   7
   Receivable for Dividends from Affiliated Funds                                 149                   193                   91                   -
________________________________________________________________________________________________________________________________________________________

      Total Assets                                                             51,629               108,073              130,382              89,977
________________________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Investment Securities Purchased                                    150                 2,007                3,357               2,422
   Payable for Capital Shares Redeemed                                             56                   545                  223                 224
   Payable to Investment Adviser                                                    -                    10                    -                   -
   Payable for Administration Fees                                                  4                     9                   10                   7
   Payable for Distribution & Service Fees                                          7                    16                   19                  10
   Payable for Management Fees                                                      8                    18                   26                  18
   Payable for Trustees' Fees                                                       1                     2                    1                   1
   Accrued Expenses                                                                55                    97                  135                 101
________________________________________________________________________________________________________________________________________________________

      Total Liabilities                                                           281                 2,704                3,771               2,783
________________________________________________________________________________________________________________________________________________________

Net Assets                                                                 $   51,348            $  105,369          $   126,611          $   87,194
________________________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)             $   55,716            $  140,641          $   187,139          $  141,226
   Undistributed Net Investment Income                                            180                   210                  709                 718
   Accumulated Net Realized Loss on Investments                                (2,044)              (13,950)             (21,988)            (17,855)
   Net Unrealized Depreciation on Investments                                  (2,504)              (21,532)             (39,249)            (36,895)
________________________________________________________________________________________________________________________________________________________

Net Assets                                                                 $   51,348            $  105,369          $   126,611          $   87,194
________________________________________________________________________________________________________________________________________________________

Net Assets - Class A                                                       $   13,632            $   25,356          $    25,782          $   20,556
Net Assets - Class C                                                           31,465                77,330               92,373              48,126
Net Assets - Class Z                                                              234                   672                  508                 667
Net Assets - Institutional Class                                                6,017                 2,011                7,948              17,845
________________________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class A                         1,384,744             2,732,266            2,905,471           2,374,367
Outstanding Shares of Beneficial Interest - Class C                         3,210,940             8,347,994           10,651,499           5,796,829
Outstanding Shares of Beneficial Interest - Class Z                            23,745                72,237               56,739              76,036
Outstanding Shares of Beneficial Interest - Institutional Class               610,191               217,314              888,555           2,034,862
________________________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A^                  $     9.84            $     9.28          $      8.87          $     8.66
________________________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A (Net Asset Value/94.25%)          $    10.44            $     9.85          $      9.41          $     9.19
________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C^†       $     9.80            $     9.26          $      8.67          $     8.30
________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z^        $     9.85            $     9.30          $      8.95          $     8.77
________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share -
   Institutional Class^                                                    $     9.86            $     9.26          $      8.95          $     8.77
________________________________________________________________________________________________________________________________________________________

† Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.
^ Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 22

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED JULY 31, 2009

________________________________________________________________________________________________________________________________________________________

                                                                            Old Mutual           Old Mutual           Old Mutual           Old Mutual
                                                                         Asset Allocation     Asset Allocation     Asset Allocation     Asset Allocation
                                                                           Conservative           Balanced         Moderate Growth           Growth
                                                                            Portfolio             Portfolio            Portfolio            Portfolio
________________________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends from Affiliated Funds                                           $ 2,573              $  4,611             $  3,587             $  1,580
   Dividends                                                                       6                    15                   16                   11
________________________________________________________________________________________________________________________________________________________

      Total Investment Income                                                  2,579                 4,626                3,603                1,591
________________________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                91                   239                  343                  231
   Administration Fees                                                            46                   119                  137                   92
   Trustees' Fees                                                                 11                    31                   34                   23
   Custodian Fees                                                                (16)                  (31)                 (19)                 (42)
   Professional Fees                                                              28                    65                   70                   45
   Registration and SEC Fees                                                      71                    43                   48                   50
   Printing Fees                                                                  10                    38                   69                   46
   Transfer Agent Fees                                                            50                   132                  264                  209
   Distribution and Service Fees:
      Class A                                                                     32                    77                   76                   60
      Class C                                                                    303                   836                  997                  513
   Other Expenses                                                                  4                   (11)                  24                   16
________________________________________________________________________________________________________________________________________________________

      Total Expenses                                                             630                 1,538                2,043                1,243
________________________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                 (91)                 (151)                (343)                (231)
   Reimbursement of Other Expenses by Investment Adviser                         (20)                    -                 (186)                (148)
   Expense Reduction (1)                                                           -                    (1)                  (1)                  (1)
________________________________________________________________________________________________________________________________________________________

      Net Expenses                                                               519                 1,386                1,513                  863
________________________________________________________________________________________________________________________________________________________

   Net Investment Income                                                       2,060                 3,240                2,090                  728
________________________________________________________________________________________________________________________________________________________

   Net Realized Loss from Affiliated Funds (2)                                (3,975)              (23,295)             (38,313)             (28,071)
   Net Capital Gain Distributions Received from Affiliated Funds (2)             638                 1,588                1,321                  792
   Net Change in Unrealized Appreciation (Depreciation) on Investments           190                (4,606)              (8,437)             (11,189)
________________________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Loss on Investments                            (3,147)              (26,313)             (45,429)             (38,468)
________________________________________________________________________________________________________________________________________________________

   Decrease in Net Assets Resulting from Operations                          $(1,087)             $(23,073)            $(43,339)            $(37,740)
________________________________________________________________________________________________________________________________________________________

(1) All expense reductions are for transfer agent expenses. See Note 2.
(2) See Note 7 for total net realized gain (loss) on investments in Affiliated Funds.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 23

STATEMENTS OF CHANGES IN NET ASSETS (000)

________________________________________________________________________________________________________________________________________________________

                                                               Old Mutual              Old Mutual               Old Mutual             Old Mutual
                                                            Asset Allocation        Asset Allocation         Asset Allocation       Asset Allocation
                                                              Conservative              Balanced             Moderate Growth             Growth
                                                                Portfolio               Portfolio               Portfolio               Portfolio
________________________________________________________________________________________________________________________________________________________

                                                          8/1/08 to   8/1/07 to   8/1/08 to   8/1/07 to   8/1/08 to   8/1/07 to   8/1/08 to   8/1/07 to
                                                           7/31/09     7/31/08     7/31/09     7/31/08     7/31/09     7/31/08     7/31/09     7/31/08
________________________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income                                   $ 2,060     $ 1,139     $  3,240    $  2,113    $  2,090    $    485    $    728    $    138
   Net Realized Gain (Loss) from Investments
      and Foreign Currency Transactions                     (3,337)      3,198      (21,707)     18,057     (36,992)     31,241     (27,279)     21,389
   Net Increase from Payment by Affiliates (1)                   -           -            -           3           -           6           -           5
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments Forward Foreign Currency Contracts
      and Foreign Currency Transactions                        190      (4,744)      (4,606)    (28,992)     (8,437)    (52,033)    (11,189)    (42,639)
________________________________________________________________________________________________________________________________________________________

   Net Decrease in Net Assets Resulting from Operations     (1,087)       (407)     (23,073)     (8,819)    (43,339)    (20,301)    (37,740)    (21,107)
________________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class A                                                 (780)       (387)      (1,272)     (1,092)       (587)       (692)          -        (823)
      Class C                                               (1,442)       (751)      (2,163)     (2,322)       (969)     (2,629)          -      (1,844)
      Class Z                                                  (12)        (17)         (30)        (14)        (11)         (6)          -         (10)
      Institutional Class                                     (104)       (179)        (196)       (135)       (147)        (77)          -        (259)
   Net Realized Gains from Investment Transactions:
      Class A                                                 (295)       (307)      (1,669)     (2,504)     (2,257)     (2,936)     (1,804)     (2,674)
      Class C                                                 (664)       (653)      (4,327)     (5,850)     (7,891)     (8,937)     (4,015)     (4,960)
      Class Z                                                   (4)        (14)         (33)        (32)        (34)        (27)        (41)        (33)
      Institutional Class                                      (46)       (137)        (205)        (71)       (475)       (351)     (1,203)       (897)
________________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                        (3,347)     (2,445)      (9,895)    (12,020)    (12,371)    (15,655)     (7,063)    (11,500)
________________________________________________________________________________________________________________________________________________________

Capital Share Transactions:
   Class A
   Shares Issued                                             7,206       8,004        8,898      14,930       3,676      16,345       3,171      15,128
   Shares Issued upon Reinvestment of Distributions            809         566        2,360       2,851       2,280       2,736       1,341       2,429
   Redemption Fees                                               -           -            2           -           -           -           -           -
   Shares Redeemed                                          (8,949)     (4,552)     (21,304)    (18,149)    (19,500)    (16,989)    (14,341)    (20,216)
________________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                   (934)      4,018      (10,044)       (368)    (13,544)      2,092      (9,829)     (2,659)
________________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                            12,306      19,126       13,644      48,350      13,331      54,274       7,332      26,517
   Shares Issued upon Reinvestment of Distributions          1,091         719        3,455       4,333       4,804       5,832       2,553       4,253
   Redemption Fees                                               -           -            3           1           1           -           -           -
   Shares Redeemed                                         (13,372)     (9,650)     (37,633)    (26,943)    (39,660)    (40,683)    (19,285)    (24,936)
________________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                     25      10,195      (20,531)     25,741     (21,524)     19,423      (9,400)      5,834
________________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                54         335          162         255          10         120          92         209
   Shares Issued upon Reinvestment of Distributions             16          31           62          46          45          33          41          43
   Shares Redeemed                                            (448)       (213)        (138)        (76)         (1)         (5)         (4)        (15)
________________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                   (378)        153           86         225          54         148         129         237
________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                             6,622       1,171        1,326       5,411       2,709       3,472       4,961      12,686
   Shares Issued upon Reinvestment of Distributions            150         316          401         206         622         427       1,203       1,155
   Shares Redeemed                                          (7,259)        (76)      (4,873)    (13,628)     (2,567)     (7,538)     (6,582)    (11,266)
________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions       (487)      1,411       (3,146)     (8,011)        764      (3,639)       (418)      2,575
________________________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital
      Shares Transactions                                   (1,774)     15,777      (33,635)     17,587     (34,250)     18,024     (19,518)      5,987
________________________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                  (6,208)     12,925      (66,603)     (3,252)    (89,960)    (17,932)    (64,321)    (26,620)
________________________________________________________________________________________________________________________________________________________

Net Assets:
   Beginning of Period                                      57,556      44,631      171,972     175,224     216,571     234,503     151,515     178,135
________________________________________________________________________________________________________________________________________________________

   End of Period                                           $51,348     $57,556     $105,369    $171,972    $126,611    $216,571    $ 87,194    $151,515
________________________________________________________________________________________________________________________________________________________

Undistributed Net Investment Income/(Accumulated
   Net Investment Loss)                                    $   180     $    96     $    210    $    (14)   $    709    $     (8)   $    718    $    (10)
________________________________________________________________________________________________________________________________________________________

(1) See Note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 24

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                         Ratio of
                                                                                                                                                                        Expenses to
                                      Realized                                                                                                                          Average Net     Ratio of Net
                Net                     and                                                                           Net                                                 Assets         Investment
               Asset       Net       Unrealized                          Dividends   Distributions      Total        Asset                 Net          Ratio           (Excluding         Income
               Value    Investment     Gains                    Total     from Net       from         Dividends      Value               Assets      of Expenses        Waivers and        (Loss)     Portfolio
             Beginning    Income    (Losses) on  Redemption     from     Investment     Capital          and          End      Total       End        to Average          Expense        to Average   Turnover
             of Period   (Loss)*    Securities*     Fees     Operations    Income        Gains      Distributions  of Period  Return†   of Period  Net Assets††,(1)   Reductions)††,(1)  Net Assets††   Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO

Class A
2009           $10.76     $ 0.48      $(0.61)        $-        $(0.13)     $(0.57)      $(0.22)        $(0.79)       $ 9.84   (0.49)%   $ 13,632         0.65%             0.86%            5.09%        39.55%
2008            11.30       0.29       (0.25)         -          0.04       (0.31)       (0.27)         (0.58)        10.76    0.24%      15,858         0.93%             1.31%            2.62%        49.27%
2007            10.64       0.30        0.69          -          0.99       (0.28)       (0.05)         (0.33)        11.30    9.40%      12,605         1.50%             1.94%            2.73%       130.47%
2006            10.53       0.26        0.10          -          0.36       (0.20)       (0.05)         (0.25)        10.64    3.39%       8,588         1.50%             2.35%            2.46%       146.84%
2005**          10.00       0.16        0.47          -          0.63       (0.10)           -          (0.10)        10.53    6.36%       6,684         1.50%             4.68%            1.87%       170.31%

Class C
2009           $10.66     $ 0.39      $(0.58)        $-        $(0.19)     $(0.45)      $(0.22)        $(0.67)       $ 9.80   (1.20)%   $ 31,465         1.41%             1.54%            4.23%        39.55%
2008            11.25       0.21       (0.25)         -         (0.04)      (0.28)       (0.27)         (0.55)        10.66   (0.47)%     34,242         1.67%             1.95%            1.86%        49.27%
2007            10.60       0.22        0.68          -          0.90       (0.20)       (0.05)         (0.25)        11.25    8.57%      25,812         2.25%             2.57%            1.98%       130.47%
2006            10.50       0.18        0.10          -          0.28       (0.13)       (0.05)         (0.18)        10.60    2.63%      18,253         2.25%             2.75%            1.74%       146.84%
2005**          10.00       0.10        0.47          -          0.57       (0.07)           -          (0.07)        10.50    5.75%       7,914         2.25%             4.92%            1.15%       170.31%

Class Z
2009           $10.78     $ 0.44      $(0.54)        $-        $(0.10)     $(0.61)      $(0.22)        $(0.83)       $ 9.85   (0.17)%   $    234         0.40%             7.77%            4.56%        39.55%
2008            11.30       0.32       (0.25)         -          0.07       (0.32)       (0.27)         (0.59)        10.78    0.54%         640         0.67%             4.34%            2.86%        49.27%
2007            10.65       0.34        0.67          -          1.01       (0.31)       (0.05)         (0.36)        11.30    9.55%         514         1.25%            11.45%            3.01%       130.47%
2006***         10.60       0.19        0.09          -          0.28       (0.18)       (0.05)         (0.23)        10.65    2.63%           1         1.25%           757.79%            2.80%       146.84%

Institutional Class
2009           $10.79     $ 0.47      $(0.58)        $-        $(0.11)     $(0.60)      $(0.22)        $(0.82)       $ 9.86   (0.19)%   $  6,017         0.40%             1.43%            4.85%        39.55%
2008            11.32       0.32       (0.26)         -          0.06       (0.32)       (0.27)         (0.59)        10.79    0.41%       6,816         0.69%             1.05%            2.87%        49.27%
2007            10.65       0.33        0.70          -          1.03       (0.31)       (0.05)         (0.36)        11.32    9.74%       5,700         1.25%             1.60%            2.98%       130.47%
2006            10.54       0.29        0.10          -          0.39       (0.23)       (0.05)         (0.28)        10.65    3.64%       5,588         1.25%             1.75%            2.71%       146.84%
2005**          10.00       0.16        0.50          -          0.66       (0.12)           -          (0.12)        10.54    6.60%       5,193         1.25%             6.95%            1.82%       170.31%
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO

Class A
2009           $11.27     $ 0.29      $(1.46)        $-        $(1.17)     $(0.36)      $(0.46)        $(0.82)       $ 9.28   (9.30)%   $ 25,356         0.65%             0.79%            3.30%        29.74%
2008            12.68       0.21       (0.74)#        -         (0.53)      (0.26)       (0.62)         (0.88)        11.27   (4.59)%#    44,959         0.94%             1.13%            1.71%        51.96%
2007            11.45       0.20        1.41          -          1.61       (0.17)       (0.21)         (0.38)        12.68   14.20%      51,321         1.55%             1.69%            1.59%       121.42%
2006            11.02       0.16        0.47          -          0.63       (0.12)       (0.08)         (0.20)        11.45    5.76%      37,679         1.55%             1.82%            1.40%       129.99%
2005**          10.00       0.10        0.98          -          1.08       (0.06)           -          (0.06)        11.02   10.83%      19,481         1.55%             4.42%            1.13%       125.19%

Class C
2009           $11.17     $ 0.22      $(1.44)        $-        $(1.22)     $(0.23)      $(0.46)        $(0.69)       $ 9.26  (10.00)%   $ 77,330         1.40%             1.51%            2.46%        29.74%
2008            12.64       0.11       (0.73)#        -         (0.62)      (0.23)       (0.62)         (0.85)        11.17   (5.34)%#   120,085         1.67%             1.85%            0.92%        51.96%
2007            11.42       0.10        1.41          -          1.51       (0.08)       (0.21)         (0.29)        12.64   13.38%     109,348         2.30%             2.44%            0.85%       121.42%
2006            11.00       0.07        0.48          -          0.55       (0.05)       (0.08)         (0.13)        11.42    5.00%      61,845         2.30%             2.54%            0.66%       129.99%
2005**          10.00       0.03        1.00          -          1.03       (0.03)           -          (0.03)        11.00   10.31%      24,342         2.30%             4.92%            0.38%       125.19%

Class Z
2009           $11.31     $ 0.31      $(1.46)        $-        $(1.15)     $(0.40)      $(0.46)        $(0.86)       $ 9.30   (9.00)%   $    672         0.40%             1.41%            3.53%        29.74%
2008            12.70       0.23       (0.74)#        -         (0.51)      (0.26)       (0.62)         (0.88)        11.31   (4.40)%#       732         0.65%             5.13%            1.91%        51.96%
2007            11.46       0.26        1.39          -          1.65       (0.20)       (0.21)         (0.41)        12.70   14.55%         586         1.30%            11.24%            2.02%       121.42%
2006***         11.26       0.12        0.28          -          0.40       (0.12)       (0.08)         (0.20)        11.46    3.57%           1         1.30%           771.22%            1.60%       129.99%

Institutional Class
2009           $11.28     $ 0.30      $(1.46)        $-        $(1.16)     $(0.40)      $(0.46)        $(0.86)       $ 9.26   (9.13)%   $  2,011         0.40%             0.58%            3.35%        29.74%
2008            12.71       0.27       (0.78)#        -         (0.51)      (0.30)       (0.62)         (0.92)        11.28   (4.46)%#     6,196         0.85%             1.41%            2.24%        51.96%
2007            11.46       0.23        1.43          -          1.66       (0.20)       (0.21)         (0.41)        12.71   14.64%      13,969         1.30%             1.39%            1.84%       121.42%
2006            11.04       0.19        0.46          -          0.65       (0.15)       (0.08)         (0.23)        11.46    5.91%      12,890         1.30%             1.47%            1.64%       129.99%
2005**          10.00       0.10        1.01          -          1.11       (0.07)           -          (0.07)        11.04   11.15%      11,303         1.30%             6.08%            1.14%       125.19%
________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 25

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                         Ratio of
                                                                                                                                                                        Expenses to
                                      Realized                                                                                                                          Average Net     Ratio of Net
                Net                     and                                                                           Net                                                 Assets         Investment
               Asset       Net       Unrealized                          Dividends   Distributions      Total        Asset                 Net          Ratio           (Excluding         Income
               Value    Investment     Gains                    Total     from Net       from         Dividends      Value               Assets      of Expenses        Waivers and        (Loss)     Portfolio
             Beginning    Income    (Losses) on  Redemption     from     Investment     Capital          and          End      Total       End        to Average          Expense        to Average   Turnover
             of Period   (Loss)*    Securities*     Fees     Operations    Income        Gains      Distributions  of Period  Return†   of Period  Net Assets††,(1)   Reductions)††,(1)  Net Assets††   Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO

Class A
2009           $11.91     $ 0.17      $(2.37)        $-        $(2.20)     $(0.16)      $(0.68)        $(0.84)       $ 8.87  (17.27)%   $ 25,782         0.57%             0.99%            2.00%        31.90%
2008            13.76       0.10       (1.11)#        -         (1.01)      (0.15)       (0.69)         (0.84)        11.91   (7.86)%#    52,854         0.89%             1.26%            0.74%        43.04%
2007            12.07       0.11        1.86          -          1.97       (0.07)       (0.21)         (0.28)        13.76   16.49%      58,969         1.55%             1.73%            0.84%       112.42%
2006            11.30       0.09        0.76          -          0.85       (0.03)       (0.05)         (0.08)        12.07    7.58%      46,242         1.55%             1.91%            0.76%       111.99%
2005**          10.00       0.06        1.25          -          1.31       (0.01)           -          (0.01)        11.30   13.11%      17,736         1.55%             4.92%            0.70%        98.50%

Class C
2009           $11.63     $ 0.11      $(2.31)        $-        $(2.20)     $(0.08)      $(0.68)        $(0.76)       $ 8.67  (17.90)%   $ 92,373         1.32%             1.69%            1.33%        31.90%
2008            13.59          -       (1.08)#        -         (1.08)      (0.19)       (0.69)         (0.88)        11.63   (8.55)%#   154,281         1.63%             1.88%           (0.02)%       43.04%
2007            11.95       0.01        1.84          -          1.85           -        (0.21)         (0.21)        13.59   15.63%     161,855         2.30%             2.43%            0.09%       112.42%
2006            11.24          -        0.76          -          0.76           -        (0.05)         (0.05)        11.95    6.80%      95,984         2.30%             2.62%            0.01%       111.99%
2005**          10.00          -        1.24          -          1.24           -            -              -         11.24   12.44%      30,905         2.30%             5.44%           (0.03)%       98.50%

Class Z
2009           $12.02     $ 0.20      $(2.40)        $-        $(2.20)     $(0.19)      $(0.68)        $(0.87)       $ 8.95  (17.07)%   $    508         0.32%             2.64%            2.34%        31.90%
2008            13.84       0.13       (1.11)#        -         (0.98)      (0.15)       (0.69)         (0.84)        12.02   (7.64)%#       600         0.61%             4.40%            0.97%        43.04%
2007            12.12       0.20        1.83          -          2.03       (0.10)       (0.21)         (0.31)        13.84   16.91%         530         1.30%            11.43%            1.40%       112.42%
2006***         11.70       0.08        0.43          -          0.51       (0.04)       (0.05)         (0.09)        12.12    4.45%           1         1.30%           764.76%            0.98%       111.99%

Institutional Class
2009           $12.01     $ 0.19      $(2.38)        $-        $(2.19)     $(0.19)      $(0.68)        $(0.87)       $ 8.95  (16.99)%   $  7,948         0.32%             0.61%            2.21%        31.90%
2008            13.82       0.13       (1.11)#        -         (0.98)      (0.14)       (0.69)         (0.83)        12.01   (7.59)%#     8,836         0.70%             0.99%            0.98%        43.04%
2007            12.12       0.15        1.86          -          2.01       (0.10)       (0.21)         (0.31)        13.82   16.74%      13,149         1.30%             1.37%            1.12%       112.42%
2006            11.33       0.12        0.76          -          0.88       (0.04)       (0.05)         (0.09)        12.12    7.86%       8,136         1.30%             1.56%            1.00%       111.99%
2005**          10.00       0.07        1.27          -          1.34       (0.01)           -          (0.01)        11.33   13.43%       6,279         1.30%             6.81%            0.79%        98.50%
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO

Class A
2009           $12.33     $ 0.10      $(3.12)        $-        $(3.02)     $    -       $(0.65)        $(0.65)       $ 8.66  (23.55)%   $ 20,556         0.56%             1.03%            1.14%        27.09%
2008            14.82       0.07       (1.67)#        -         (1.60)      (0.20)       (0.69)         (0.89)        12.33  (11.45)%#    43,129         0.91%             1.26%            0.48%        45.80%
2007            12.70       0.03        2.34          -          2.37           -        (0.25)         (0.25)        14.82   18.76%      55,755         1.60%             1.83%            0.24%       104.92%
2006            11.68       0.02        1.12          -          1.14       (0.02)       (0.10)         (0.12)        12.70    9.75%      30,459         1.60%             2.22%            0.17%        94.12%
2005**          10.00       0.03        1.66          -          1.69       (0.01)           -          (0.01)        11.68   16.91%      10,443         1.60%             5.02%            0.33%        59.93%

Class C
2009           $11.95     $ 0.03      $(3.03)        $-        $(3.00)     $    -       $(0.65)        $(0.65)       $ 8.30  (24.16)%   $ 48,126         1.31%             1.75%            0.42%        27.09%
2008            14.53      (0.04)      (1.61)#        -         (1.65)      (0.24)       (0.69)         (0.93)        11.95  (12.08)%#    83,127         1.66%             2.01%           (0.29)%       45.80%
2007            12.55      (0.07)       2.30          -          2.23           -        (0.25)         (0.25)        14.53   17.86%      96,805         2.35%             2.56%           (0.50)%      104.92%
2006            11.61      (0.07)       1.11          -          1.04           -        (0.10)         (0.10)        12.55    8.97%      50,152         2.35%             2.93%           (0.58)%       94.12%
2005**          10.00      (0.04)       1.65          -          1.61           -            -              -         11.61   16.15%      13,256         2.35%             5.63%           (0.44)%       59.93%

Class Z
2009           $12.45      $0.12      $(3.15)        $-        $(3.03)     $    -       $(0.65)        $(0.65)       $ 8.77  (23.40)%   $    667         0.32%             3.50%            1.46%        27.09%
2008            14.91       0.09       (1.67)#        -         (1.58)      (0.19)       (0.69)         (0.88)        12.45  (11.25)%#       750         0.61%             5.47%            0.68%        45.80%
2007            12.74       0.12        2.30          -          2.42           -        (0.25)         (0.25)        14.91   19.09%         648         1.35%            10.49%            0.77%       104.92%
2006***         12.23       0.03        0.61          -          0.64       (0.03)       (0.10)         (0.13)        12.74    5.23%           1         1.35%           758.31%            0.39%        94.12%

Institutional Class
2009           $12.44      $0.12      $(3.14)        $-        $(3.02)     $    -       $(0.65)        $(0.65)       $ 8.77  (23.34)%   $ 17,845         0.31%             0.50%            1.39%        27.09%
2008            14.91       0.09       (1.68)#        -         (1.59)      (0.19)       (0.69)         (0.88)        12.44  (11.32)%#    24,509         0.64%             0.84%            0.67%        45.80%
2007            12.75       0.07        2.34          -          2.41           -        (0.25)         (0.25)        14.91   19.00%      24,927         1.35%             1.38%            0.51%       104.92%
2006            11.70       0.06        1.12          -          1.18       (0.03)       (0.10)         (0.13)        12.75   10.08%      15,304         1.35%             1.68%            0.47%        94.12%
2005**          10.00       0.04        1.67          -          1.71       (0.01)           -          (0.01)        11.70   17.13%       6,255         1.35%             7.19%            0.43%        59.93%
________________________________________________________________________________________________________________________________________________________________________________________________________________

  * Per share amounts for the year or period are calculated based on average outstanding shares.
 ** Fund commenced operations September 30, 2004.
*** Class commenced operations on December 9, 2005.
  # Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
  † Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.
 †† Ratios for periods less than one year have been annualized.
(1) Ratio does not include expenses of the underlying funds.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 26

NOTES TO FINANCIAL STATEMENTS
AS OF JULY 31, 2009

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers ten series portfolios, of which the following are covered by this Annual Report - the Old Mutual Asset Allocation Conservative
Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio and the Old
Mutual Asset Allocation Growth Portfolio (each a "Fund" and collectively, the "Funds"). The Funds commenced operations on September
30, 2004.

The Trust's series portfolios whose financial statements are presented separately are the Old Mutual Analytic Fund, the Old Mutual
Analytic Global Fund, the Old Mutual China Fund (formerly named Old Mutual Clay Finlay China Fund), the Old Mutual International
Equity Fund, the Old Mutual Copper Rock Emerging Growth Fund and the Old Mutual International Bond Fund.

Shareholders may purchase shares of the Funds through four separate classes, Class A, Class C, Class Z and Institutional Class shares. All classes have equal rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company. The Funds' prospectus provides a description of each Fund's investment objective, policies and investment strategies.

Each Fund is a "fund of funds," which seeks to achieve its investment objective by investing in a portfolio of affiliated underlying equity and fixed income funds that are advised by the Funds' investment adviser, Old Mutual Capital, Inc. (the "Adviser"). In addition, a portion of its assets may be invested in cash, cash equivalents, or in money market funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities. Under normal circumstances, the Funds expect to invest their assets among equity and fixed income funds in the following ranges:

                       Fund                                              Equity Fund Allocation         Fixed Income Fund Allocation
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                               20 - 40%                        60 - 80%
Old Mutual Asset Allocation Balanced Portfolio                                   50 - 70%                        30 - 50%
Old Mutual Asset Allocation Moderate Growth Portfolio                            70 - 90%                        10 - 30%
Old Mutual Asset Allocation Growth Portfolio                                    90 - 100%                         0 - 10%
____________________________________________________________________________________________________________________________________

A brief description of each of the underlying funds that the Funds currently invest in is as follows.

Old Mutual Advantage Growth Fund seeks long-term capital growth. To pursue its objective, the fund normally invests at least 65% of its net assets in equity securities of medium- and large-cap companies with favorable growth prospects, as evidenced by such factors as superior revenue growth, high quality of earnings, global distribution, and strong competitive advantages. Effective after the close of business on August 14, 2009, this fund has been liquidated and is no longer an underlying fund held by the Funds.

Old Mutual Analytic U.S. Long/Short Fund seeks above-average total returns. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets. While the fund may invest in companies of any size, it generally invests in large- and mid-cap companies.
The fund may also invest in long and short positions of publicly traded equity securities. The fund's long and short positions may include equity securities of foreign issuers that are traded in U.S. markets. The fund generally takes long equity positions equal to approximately 120% of the fund's equity assets excluding cash, and short equity positions equal to approximately 20% of the fund's equity assets at the time of investment. The fund's long equity exposure ordinarily ranges from 110% to 125% of the fund's net assets and its short equity exposure ordinarily ranges from 10% to 33% of the fund's net assets. The cash received from short sales may be used to invest in long equity positions.

Old Mutual Barrow Hanley Core Bond Fund seeks to maximize total return. To pursue its objective, the fund normally invests at least
80% of its net assets in fixed income securities of varying maturities. Fixed income securities may include: U.S. government securities, including Treasury and agency securities, corporate obligations, inflation-indexed securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The fund may invest up to
25% of its total assets in U.S. dollar denominated foreign debt obligations. The fund may also invest up to 20% of its total assets in non-investment grade securities. The fund has no limitations on the range of maturities of the fixed income securities in which it can invest and will maintain an average portfolio duration that ranges from 80% to 120% of the average duration of the Barclays
Capital U.S. Aggregate Index. The sub-adviser will attempt to maintain an overall weighted average portfolio credit quality at a rating of "AA" (or equivalent) or higher from any nationally recognized statistical rating organization ("NRSRO").

Old Mutual Barrow Hanley Value Fund seeks long-term capital growth. The fund is a non-diversified fund. To pursue its objective, the fund normally invests in equity securities of large- and mid-cap companies with value characteristics. Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of the fund's sub-adviser, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value. These stocks often have above average dividend yields.

                                                                 27

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2009

Old Mutual Discover Value Fund seeks to provide investors with long-term capital growth. To pursue its objective, the fund normally invests at least 65% of its assets in equity securities of small-cap companies with value characteristics. The fund may also invest in larger companies if they represent better prospects for capital appreciation. Although the fund normally invests in equity securities of U.S. companies, it may invest up to 20% of its total assets in foreign securities. Effective after the close of business on August 14, 2009, this fund has been liquidated and is no longer an underlying fund held by the Funds.

Old Mutual Dwight High Yield Fund seeks to provide investors with a high level of current income. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, below investment-grade securities including high-yield corporate bonds and loans, municipal bonds, mortgage-backed and asset-backed securities, income-producing convertible securities, and preferred stocks. The fund may invest up to 30% of its assets in U.S. dollar denominated foreign debt obligations. The fund may also invest in derivative instruments such as options, futures contracts, credit default swaps, and swaps and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The fund's sub-adviser seeks to maintain a minimum average credit quality for the fund's investments at a rating of
"B" (or equivalent) or higher from any NRSRO. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Corporate High Yield Index.

Old Mutual Dwight Intermediate Fixed Income Fund seeks a high level of current income consistent with relative stability of principal. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities. The fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities. The fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital Intermediate Aggregate Bond Index. The fund's dollar weighted average maturity will typically be between 3 and 10 years.

Old Mutual Dwight Short Term Fixed Income Fund seeks a high level of current income consistent with maintaining a relatively high degree of stability of capital. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations of the U.S. Government and in investment grade debt securities rated AAA by
Standard & Poor's, Aaa by Moody's Investor Service, Inc. or deemed equivalent by the sub-adviser. The fund's weighted average maturity will typically be less than 3 years.

Old Mutual Focused Fund seeks above-average total returns over a 3 to 5 year market cycle. The fund is a non-diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-, medium- and large-cap companies. While the fund may invest in companies of any market capitalization, the fund generally invests in large-cap companies that the fund's sub-adviser, believes have sustainable long-term growth prospects but are currently trading at modest relative valuations.

Old Mutual Growth Fund seeks capital appreciation. To pursue its objective, the fund normally invests at least 65% of its net assets in equity securities of small- and mid-cap companies with favorable growth prospects. While the fund may invest in both small- and mid-cap companies, the fund primarily invests in mid-cap companies.

Old Mutual Heitman Global Real Estate Securities Fund seeks to provide investors with a total return through a combination of current income and capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of both U.S. and foreign real estate companies and companies related to the real estate industry. The fund's sub-adviser considers a company to be principally engaged in the real estate industry if it derives at least 50% of its profits or revenues from the ownership, construction, development, management, financing, servicing, sale or leasing of real estate or has at least 50% of its assets in such real estate. Under normal circumstances, the fund invests at least
40% of its total assets in securities of issuers in foreign countries.

Old Mutual Heitman REIT Fund seeks to provide investors with a high total return consistent with reasonable risk. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts ("REITs"). The fund's sub-adviser considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

Old Mutual International Bond Fund seeks high total return and, when consistent with total return, income. To pursue its objective, the fund normally invests in fixed income securities of foreign government and corporate issuers. Those fixed income securities, referred to as "bonds," generally include long-term and short-term government bonds, participation interests in loans, corporate debt obligations, "structured" notes, and other debt obligations. The fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in "bonds" and invests in at least three countries other than the United States.

Old Mutual International Equity Fund seeks long-term capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. issuers. The fund allocates its assets to securities of issuers located in at least 3 non-U.S. countries and may invest in both developed and emerging markets. Generally, the fund limits its investments in any country to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the
Japanese yen, the British pound, or the euro.

                                                                 28

Old Mutual Large Cap Growth Fund seeks to provide investors with long-term capital growth. The fund is classified as a non-diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies with favorable growth prospects. For purposes of this fund, large cap companies are those companies with market capitalizations within the market capitalization range of those companies in the
Russell 1000® Growth Index. Each sub-adviser will invest the portion of the fund it manages in not more than 40 large-cap companies.

Old Mutual Strategic Small Company Fund seeks capital growth. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies. For purposes of this fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000® Index.

Old Mutual TS&W Mid-Cap Value Fund seeks long-term growth. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies with value characteristics. For purposes of this fund, mid-cap companies are those companies with market capitalizations similar to the companies in the Russell
MidCap® Value Index.

Old Mutual TS&W Small Cap Value Fund seeks long-term capital growth. To pursue its objective, the fund normally invests at least 80%
of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with value characteristics. For purposes of this fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000® Value Index.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. Investment securities of an underlying fund managed by the Adviser, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE")
(normally 4:00 p.m., Eastern Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value
Procedures established by each Board of Trustees of the underlying funds (the "Boards"). The underlying funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, securities are valued in accordance with Fair Value Procedures established by the Boards. The underlying fund's Fair Value Procedures are implemented through a Valuation Committee (the "Committee") designated by the Boards. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating an underlying fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

                                                                 29

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2009

Foreign securities of an underlying fund managed by the Adviser and traded on the foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities of an underlying fund managed by the Adviser and traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the underlying fund's investment adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the underlying funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Options of an underlying fund managed by the Adviser are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts of an underlying fund managed by the Adviser are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

The Funds are subject to the provisions of Statement of Financial Account Standards No. 157 Fair Value Measurements, ("SFAS 157").
SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. The aggregate value by input level, as of July 31, 2009, for each Fund's investments is included the Schedule of Investments.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared at least annually, if available, except Old Mutual Asset Allocation Conservative Portfolio and Old Mutual Asset Allocation Balanced Portfolio, for which dividends are declared at least quarterly, if available. Distributions of net realized capital gains, for each Fund, are generally made to shareholders at least annually, if available.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Payments by Affiliates - During the year ended July 31, 2008, the Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset
Allocation Moderate Growth Portfolio and Old Mutual Asset Allocation Growth Portfolio were reimbursed by a sub-adviser for trading errors of $3,092, $5,613, and $4,971, respectively.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial
Highlights.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

                                                                 30

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemptions by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the year ended July 31, 2009, the following redemption fees were collected by the Funds.

                                                                        Class A      Class C      Class Z      Institutional Class
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                       $   80       $   22        $-                 $-
Old Mutual Asset Allocation Balanced Portfolio                            2,210        3,334         -                  -
Old Mutual Asset Allocation Moderate Growth Portfolio                         -          709         -                  -
Old Mutual Asset Allocation Growth Portfolio                                 23           36         -                  -
____________________________________________________________________________________________________________________________________

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES
   AND OTHER TRANSACTIONS WITH AFFILIATES
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital, Inc. is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH").
OMUSH is a direct, wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct, wholly owned subsidiary of Old
Mutual plc., a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to an Investment
Advisory Agreement (the "Advisory Agreement"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows:

                                                                                 Management Fee                 Asset Level
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                   0.200%            Less than $1 billion
                                                                                     0.175%            From $1 billion to $2 billion
                                                                                     0.150%            From $2 billion to $3 billion
                                                                                     0.125%            Greater than $3 billion

Old Mutual Asset Allocation Balanced Portfolio                                       0.200%            Less than $1 billion
                                                                                     0.175%            From $1 billion to $2 billion
                                                                                     0.150%            From $2 billion to $3 billion
                                                                                     0.125%            Greater than $3 billion

Old Mutual Asset Allocation Moderate Growth Portfolio                                0.250%            Less than $1 billion
                                                                                     0.225%            From $1 billion to $2 billion
                                                                                     0.200%            From $2 billion to $3 billion
                                                                                     0.175%            Greater than $3 billion

Old Mutual Asset Allocation Growth Portfolio                                         0.250%            Less than $1 billion
                                                                                     0.225%            From $1 billion to $2 billion
                                                                                     0.200%            From $2 billion to $3 billion
                                                                                     0.175%            Greater than $3 billion
____________________________________________________________________________________________________________________________________

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into an expense limitation agreement ("Expense Limitation Agreement") effective January 1, 2009, pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses (excluding acquired (underlying) fund fees and expenses) to a specified percentage of the Funds' average daily net assets through the dates specified below.

                                                                                              Institutional       Expiration Date
                                                          Class A     Class C     Class Z         Class        of Expense Limitation
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio         0.61%       1.36%       0.36%          0.36%          December 31, 2009
Old Mutual Asset Allocation Balanced Portfolio             0.64%       1.39%       0.39%          0.39%          December 31, 2009
Old Mutual Asset Allocation Moderate Growth Portfolio      0.57%       1.32%       0.32%          0.32%          December 31, 2009
Old Mutual Asset Allocation Growth Portfolio               0.57%       1.32%       0.32%          0.32%          December 31, 2009
____________________________________________________________________________________________________________________________________

                                                                 31

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2009

Prior to January 1, 2009, the Adviser had entered into an expense limitation agreement (the "Former Expense Limitation Agreement")
pursuant to which the Adviser had agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses (including acquired (underlying) fund fees and expenses) to a specified percentage of the Funds' average daily net assets through December 31, 2008 as follows:

                                                                                                                      Institutional
                                                                                  Class A     Class C     Class Z         Class
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                 1.50%       2.25%       1.25%          1.25%
Old Mutual Asset Allocation Balanced Portfolio                                     1.55%       2.30%       1.30%          1.30%
Old Mutual Asset Allocation Moderate Growth Portfolio                              1.55%       2.30%       1.30%          1.30%
Old Mutual Asset Allocation Growth Portfolio                                       1.60%       2.35%       1.35%          1.35%
____________________________________________________________________________________________________________________________________

Reimbursement by the Funds of the advisory fees waived and other expenses paid by the Adviser pursuant to the Former Expense
Limitation Agreement may be made at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Fund to exceed the expense limitation. Consequently, no reimbursement by these
Funds will be made unless: (i) the Fund's assets exceed $75 million; (ii) such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed;
and (iii) the payment of such reimbursement was approved by the Board. Moreover, to the extent that the Adviser reimburses advisory fees or absorbs operating expenses of a Fund, the Adviser may seek payment of such amounts within two fiscal years after the fiscal year in which fees were reimbursed or absorbed.

Reimbursement by the Funds of advisory fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation
Agreement may be made up to three years after the expenses were reimbursed or absorbed if such reimbursement does not cause the total operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed.

At July 31, 2009, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                                         Expires 2010     Expires 2011     Expires 2012     Total
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                           $182             $ 98             $ 13         $  293
Old Mutual Asset Allocation Balanced Portfolio                                367              155               50            572
Old Mutual Asset Allocation Moderate Growth Portfolio                         666              336              218          1,220
Old Mutual Asset Allocation Growth Portfolio                                  600              278              120            998
____________________________________________________________________________________________________________________________________

During the year ended July 31, 2009, the Adviser was reimbursed the following amounts for previously waived fees:

                                                       Total (000)
___________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio         $26
Old Mutual Asset Allocation Balanced Portfolio              54
Old Mutual Asset Allocation Moderate Growth Portfolio       25
Old Mutual Asset Allocation Growth Portfolio                24
___________________________________________________________________

Sub-Advisory Agreement - The Trust, on behalf of the Funds, and the Adviser have entered into a sub-advisory agreement (the
"Ibbotson Sub-Advisory Agreement") with Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson is a wholly owned subsidiary of
Ibbotson Associates, Inc., which is a wholly owned subsidiary of Morningstar, Inc. For the services provided and expenses incurred pursuant to the Ibbotson Sub-Advisory Agreement, Ibbotson is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each of the Funds, which is computed and paid monthly at an annual rate equal to the greater of (i)
0.08% for average daily net assets up to $250 million, 0.07% for average daily net assets from $250 million to $500 million, 0.06%
for average daily net assets from $500 million to $750 million, 0.05% for average daily net assets from $750 million to $1 billion,
0.04% for average daily net assets from $1 billion to $2 billion and 0.03% for average daily net assets over $2 billion, or (ii)
$200,000. The Sub-Advisory Agreement obligates Ibbotson to: (i) recommend a continuous investment allocation program for each Fund in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of each Fund's investments;
and (iii) recommend the allocation of the assets of each Fund by specific investment style mandate.

                                                                 32

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the
Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

    Average Daily Net Assets                Annual Fee Rate
_____________________________________________________________

       $0 to $500 million                        0.10%
 > $500 million up to $1 billion                 0.09%
 > $1 billion up to $1.5 billion                 0.08%
         > $1.5 billion                          0.07%
_____________________________________________________________

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The
Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Bank of New York Mellon (the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the
Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator
pays the Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust,
Old Mutual Funds II and Old Mutual Funds III (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. With regard to the Funds, these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees: (1) $35,000 for each Fund; and (2)
$3,000 per class in excess of three classes for each fund in the Old Mutual Complex. Certain minimum fees apply. The
Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the
Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the
Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class
A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested
Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

                                                                 33

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2009

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Of the service and distribution fees the Distributor received for the year ended July 31, 2009, it retained the following:

                                                                             Service Fees (000)            Distribution Fees (000)
____________________________________________________________________________________________________________________________________

                                                                         Class A             Class C               Class C
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                         $1                  $20                  $ 59
Old Mutual Asset Allocation Balanced Portfolio                              1                   41                   124
Old Mutual Asset Allocation Moderate Growth Portfolio                       -                   45                   136
Old Mutual Asset Allocation Growth Portfolio                                -                   22                    67
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Other Service Providers - The Bank of New York Mellon serves as custodian for each of the Funds.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

The Funds have entered into a shareholder servicing agreement with the Administrator to provide shareholder support and other shareholder account-related services. The shareholder service fees are reviewed periodically and approved annually by the Board.
Shareholder service fees paid to Old Mutual Fund Services for the year ended July 31, 2009 were as follows (000):
___________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio               $1
Old Mutual Asset Allocation Balanced Portfolio                    2
Old Mutual Asset Allocation Moderate Growth Portfolio             4
Old Mutual Asset Allocation Growth Portfolio                      4
___________________________________________________________________

Effective September 17, 2008, these services were no longer provided by the Administrator and the Trust entered into an agency agreement with DST, pursuant to which DST provides call center, correspondence and other shareholder account-related services to the
Funds.

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor received no compensation from the Funds.

4. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Funds I and Old Mutual Funds II (together, the
"Trusts"), on behalf of certain series portfolios of the Trusts (the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the
Securities and Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year ended July 31, 2009.

                                                                 34

5. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Funds, for the year ended July 31, 2009 were as follows:

                                                                                                     Purchases (000)     Sale(000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                                       $18,210          $20,271
Old Mutual Asset Allocation Balanced Portfolio                                                            35,875           74,052
Old Mutual Asset Allocation Moderate Growth Portfolio                                                     44,786           87,212
Old Mutual Asset Allocation Growth Portfolio                                                              25,665           49,704
____________________________________________________________________________________________________________________________________

6. SHARE TRANSACTIONS
__________________________________________________________________________________________________________________________________________________________

                                                           Old Mutual                 Old Mutual                Old Mutual                Old Mutual
                                                        Asset Allocation           Asset Allocation          Asset Allocation          Asset Allocation
                                                          Conservative                 Balanced               Moderate Growth               Growth
                                                            Portfolio                  Portfolio                 Portfolio                 Portfolio
__________________________________________________________________________________________________________________________________________________________

                                                     8/1/08 to    8/1/07 to     8/1/08 to    8/1/07 to    8/1/08 to    8/1/07 to    8/1/08 to    8/1/07 to
                                                      7/31/09      7/31/08       7/31/09      7/31/08      7/31/09      7/31/08      7/31/09      7/31/08
__________________________________________________________________________________________________________________________________________________________

Shares Issued and Redeemed (000):
   Class A
   Shares Issued                                         775          719           968        1,217          435        1,263          380        1,076
   Shares Issued upon Reinvestment of Distributions       88           50           284          234          294          207          183          173
   Shares Redeemed                                      (952)        (411)       (2,510)      (1,507)      (2,261)      (1,319)      (1,687)      (1,512)
__________________________________________________________________________________________________________________________________________________________

   Total Class A Share Transactions                      (89)         358        (1,258)         (56)      (1,532)         151       (1,124)        (263)
__________________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                       1,330        1,723         1,571        4,016        1,618        4,173          921        1,922
   Shares Issued upon Reinvestment of Distributions      119           64           419          357          636          449          362          310
   Shares Redeemed                                    (1,450)        (868)       (4,394)      (2,273)      (4,870)      (3,264)      (2,444)      (1,934)
__________________________________________________________________________________________________________________________________________________________

   Total Class C Share Transactions                       (1)         919        (2,404)       2,100       (2,616)       1,358       (1,161)         298
__________________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                           6           30            17           21            1           10           11           15
   Shares Issued upon Reinvestment of Distributions        2            3             7            4            6            2            5            3
   Shares Redeemed                                       (43)         (19)          (17)          (6)           -            -            -           (1)
__________________________________________________________________________________________________________________________________________________________

   Total Class Z Share Transactions                      (35)          14             7           19            7           12           16           17
__________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                         687          106           165          465          373          276          731          968
   Shares Issued upon Reinvestment of Distributions       16           28            48           17           79           32          162           82
   Shares Redeemed                                      (724)          (7)         (545)      (1,032)        (300)        (523)        (828)        (752)
__________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Share Transactions          (21)         127          (332)        (550)         152         (215)          65          298
__________________________________________________________________________________________________________________________________________________________

   Net Increase in Shares Outstanding                   (146)       1,418        (3,987)       1,513       (3,989)       1,306       (2,204)         350
__________________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either 0 or have been rounded to 0.

                                                                 35

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2009

7. AFFILIATED FUND OF FUNDS TRANSACTIONS
____________________________________________________________________________________________________________________________________

The Funds invest in certain mutual funds within the Old Mutual Complex, of which certain funds may be deemed to be under common control because they may share the same Board. A Fund's investment in any of the underlying funds may exceed 25% of the underlying fund's total assets. The financial statements for each of the underlying funds that are part of the Old Mutual Complex may be obtained at oldmutualfunds.com. A summary of the Funds' transactions in affiliated underlying funds during the year ended July 31,
2009 follows:

Old Mutual Asset Allocation Conservative Portfolio (000):

                                                                                                 Unrealized
                                                                 Purchases      Proceeds        Appreciation      Value at     Dividend     Net Realized
Underlying Fund                                                  at Cost*      from Sales*     (Depreciation)     07/31/09      Income       Gain (Loss)
__________________________________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                               $    67        $ 2,202          $  (294)         $   805      $    -        $  (875)
   Old Mutual Analytic US Long/Short Fund                             359            194             (226)           1,148           3           (108)
   Old Mutual Barrow Hanley Core Bond Fund                            974          2,718              745           15,981         761            126
   Old Mutual Barrow Hanley Value Fund                              2,747            475             (742)           3,572          85           (323)
   Old Mutual Dwight High Yield Fund                                1,919          1,004              218            5,152         428           (182)
   Old Mutual Dwight Intermediate Fixed Income Fund                   575          7,686               38            5,038         341             85
   Old Mutual Dwight Short Term Fixed Income Fund                   5,698              -               21            5,719           5              -
   Old Mutual Focused Fund                                            549            270                1            1,488          13           (125)
   Old Mutual Growth Fund                                             517             12               79              584           -              -
   Old Mutual International Bond Fund                               1,808          2,241             (520)           4,322         846             64
   Old Mutual International Equity Fund                               739            490           (1,370)           3,186          70           (487)
   Old Mutual Large Cap Growth Fund                                   667              -              166              833           -              -
   Old Mutual Mid-Cap Fund                                          1,252          1,466                -                -           3           (473)
   Old Mutual Provident Mid-Cap Growth Fund                           155            984                -                -           -           (482)
   Old Mutual TS&W Mid-Cap Value Fund                                 726          1,071             (620)           3,220          18           (557)
__________________________________________________________________________________________________________________________________________________________

Total                                                             $18,752        $20,813          $(2,504)         $51,048      $2,573        $(3,337)
__________________________________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio (000):
                                                                                                 Unrealized
                                                                 Purchases      Proceeds        Appreciation      Value at     Dividend     Net Realized
Underlying Fund                                                  at Cost*      from Sales*     (Depreciation)     07/31/09      Income       Gain (Loss)
__________________________________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                               $   563        $ 6,128          $(3,410)        $  7,322      $    -       $ (3,671)
   Old Mutual Analytic US Long/Short Fund                              58            360           (2,580)           5,613          20           (210)
   Old Mutual Barrow Hanley Core Bond Fund                          3,914         10,363            1,026           21,679       1,068            149
   Old Mutual Barrow Hanley Value Fund                              5,367          2,244           (3,481)          11,984         303         (2,099)
   Old Mutual Clay Finlay Emerging Markets Fund                     1,222          4,143                -                -         110         (1,679)
   Old Mutual Developing Growth Fund                                  492          4,640                -                -         202              -
   Old Mutual Discover Value Fund                                   3,409          7,792              597            2,127           6         (1,776)
   Old Mutual Dwight High Yield Fund                                3,673          3,704              320            5,912         592           (585)
   Old Mutual Dwight Intermediate Fixed Income Fund                   979         16,898               55            4,843         552           (116)
   Old Mutual Dwight Short Term Fixed Income Fund                     618             84                5              540           2              1
   Old Mutual Focused Fund                                             80            785           (1,205)           3,961          63           (390)
   Old Mutual Growth Fund                                             653              -              107              760           -              -
   Old Mutual Heitman Global Real Estate Securities Fund            2,156            277             (569)           1,260          10            (50)
   Old Mutual Heitman REIT Fund                                        95          2,329             (255)             467          18           (935)
   Old Mutual International Bond Fund                               1,537          4,834             (662)           5,404       1,225            (67)
   Old Mutual International Equity Fund                             3,945          2,564           (8,223)          16,188         371         (2,474)
   Old Mutual Large Cap Growth Fund                                 1,327              -               68            1,395           -              -
   Old Mutual Mid-Cap Fund                                            173          3,663                -                -          12           (764)
   Old Mutual Provident Mid-Cap Growth Fund                             -          4,951                -                -           -         (3,332)
   Old Mutual Strategic Small Company Fund                          4,641            910             (991)           2,138           -           (602)
   Old Mutual TS&W Mid-Cap Value Fund                               3,284          5,212           (2,470)           7,454          57         (3,107)
   Old Mutual TS&W Small Cap Value Fund                             5,518              -              136            5,654           -              -
__________________________________________________________________________________________________________________________________________________________

Total                                                             $43,704        $81,881         $(21,532)        $104,701      $4,611       $(21,707)
__________________________________________________________________________________________________________________________________________________________

                                                                 36

Old Mutual Asset Allocation Moderate Growth Portfolio (000):
                                                                                                 Unrealized
                                                                 Purchases      Proceeds        Appreciation      Value at     Dividend     Net Realized
Underlying Fund                                                  at Cost*      from Sales*     (Depreciation)     07/31/09      Income       Gain (Loss)
__________________________________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                               $   751       $ 10,199         $ (5,172)        $  9,990      $    -        $(5,948)
   Old Mutual Analytic US Long/Short Fund                              29          1,219           (3,706)           7,988          29           (705)
   Old Mutual Barrow Hanley Core Bond Fund                          4,281          7,015              619           13,773         596             44
   Old Mutual Barrow Hanley Value Fund                              7,531          3,455           (5,446)          17,623         432         (3,464)
   Old Mutual Clay Finlay Emerging Markets Fund                       739          5,618                -                -         130         (3,575)
   Old Mutual Developing Growth Fund                                  858          9,514                -                -         413           (781)
   Old Mutual Discover Value Fund                                   3,051         11,300            1,132            3,831          11         (4,020)
   Old Mutual Dwight High Yield Fund                                3,046          1,674               72            1,480          46             36
   Old Mutual Dwight Intermediate Fixed Income Fund                   476         12,575               19              558         283           (124)
   Old Mutual Focused Fund                                            127          1,534           (1,981)           6,446         100           (726)
   Old Mutual Growth Fund                                           1,053             75              162            1,139           -             (1)
   Old Mutual Heitman Global Real Estate Securities Fund            5,734          1,029           (1,446)           3,097          28           (162)
   Old Mutual Heitman REIT Fund                                       388          7,123             (331)             831          38         (3,164)
   Old Mutual International Bond Fund                                 936          3,107             (447)           3,546         776            (22)
   Old Mutual International Equity Fund                             4,836          3,151         (17,101)          28,140         607         (3,184)
   Old Mutual Large Cap Growth Fund                                   910              -              211            1,121           -              -
   Old Mutual Mid-Cap Fund                                            159          5,845                -                -          15         (1,346)
   Old Mutual Provident Mid-Cap Growth Fund                             -          7,987                -                -           -         (4,497)
   Old Mutual Strategic Small Company Fund                          8,799            792           (2,267)           5,228           -           (512)
   Old Mutual TS&W Mid-Cap Value Fund                               4,873          7,588           (3,792)          10,945          83         (4,841)
   Old Mutual TS&W Small Cap Value Fund                             9,797              -              225           10,022           -              -
__________________________________________________________________________________________________________________________________________________________

Total                                                             $58,374       $100,800         $(39,249)        $125,758      $3,587       $(36,992)
__________________________________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio (000):
                                                                                                 Unrealized
                                                                 Purchases      Proceeds        Appreciation      Value at     Dividend     Net Realized
Underlying Fund                                                  at Cost*      from Sales*     (Depreciation)     07/31/09      Income       Gain (Loss)
__________________________________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                               $   768        $ 6,938         $ (5,442)         $10,782      $    -       $ (3,941)
   Old Mutual Analytic US Long/Short Fund                              21          1,484           (2,522)           5,417          21           (853)
   Old Mutual Barrow Hanley Value Fund                              4,156          1,310           (7,497)          15,709         377         (1,031)
   Old Mutual Clay Finlay Emerging Markets Fund                       786          4,397                -                -          89         (2,177)
   Old Mutual Developing Growth Fund                                  646          8,732                -                -         332         (1,028)
   Old Mutual Discover Value Fund                                     841          7,986              172            2,842           9         (3,007)
   Old Mutual Focused Fund                                            112          1,749           (1,662)           5,440          88           (809)
   Old Mutual Growth Fund                                             274            147               24              152           -              1
   Old Mutual Heitman Global Real Estate Securities Fund            6,416            648           (1,754)           3,822          36           (192)
   Old Mutual Heitman REIT Fund                                       197          6,705           (1,136)           1,768          63         (2,793)
   Old Mutual International Equity Fund                             3,859          4,617          (13,516)          23,176         511         (4,261)
   Old Mutual Mid-Cap Fund                                            268          2,034                -                -           1         (1,740)
   Old Mutual Provident Mid-Cap Growth Fund                             -          5,358                -                -           -         (2,556)
   Old Mutual Strategic Small Company Fund                          7,651          1,117           (1,694)           4,190           -           (650)
   Old Mutual TS&W Mid-Cap Value Fund                                 263          4,342           (2,035)           6,287          53         (2,242)
   Old Mutual TS&W Small Cap Value Fund                             7,267              -              167            7,434           -              -
__________________________________________________________________________________________________________________________________________________________

Total                                                             $33,525        $57,564         $(36,895)         $87,019      $1,580       $(27,279)
__________________________________________________________________________________________________________________________________________________________

* Total Purchases at Cost and Proceeds from Sales do not agree to the totals disclosed in Note 5 due to activity from tax-free reorganizations involving certain underlying funds that are included within the tables in Note 7.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 37

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JULY 31, 2009

8. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds are subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for
Uncertainty in Income Taxes. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2006 - 2008 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended July 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the
United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2009, primarily attributable to reclassifications of capital distributions received from underlying funds for tax purposes, are not available to offset future income, were reclassified to the following accounts.

                                                                                      Increase/(Decrease)        Increase/(Decrease)
                                                                                         Undistributed               Accumulated
                                                                                        Net Investment              Net Realized
                                                                                            Income                      Gain
                                                                                             (000)                      (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                           $362                      $(362)
Old Mutual Asset Allocation Balanced Portfolio                                                645                       (645)
Old Mutual Asset Allocation Moderate Growth Portfolio                                         341                       (341)
____________________________________________________________________________________________________________________________________

The tax character of dividends and distributions declared during the year or periods ended July 31, 2009 and 2008 were as follows:

                                                                                         Ordinary          Long Term
                                                                                          Income          Capital Gain       Total
                                                                                           (000)              (000)          (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio
   2009                                                                                   $ 2,678            $  669         $ 3,347
   2008                                                                                     1,775               670           2,445
Old Mutual Asset Allocation Balanced Portfolio
   2009                                                                                     6,147             3,748           9,895
   2008                                                                                     8,714             3,306          12,020
Old Mutual Asset Allocation Moderate Growth Portfolio
   2009                                                                                     4,320             8,051          12,371
   2008                                                                                    11,047             4,608          15,655
Old Mutual Asset Allocation Growth Portfolio
   2009                                                                                     1,501             5,562           7,063
   2008                                                                                     8,380             3,120          11,500
____________________________________________________________________________________________________________________________________

                                                                 38

As of July 31, 2009, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                         Undistributed   Undistributed                    Post      Unrealized       Other
                                           Ordinary        Long Term      Capital Loss   October   Appreciation/   Temporary
                                            Income        Capital Gain    Carryforwards  Losses    Depreciation   Differences  Total
                                            (000)            (000)           (000)       (000)        (000)          (000)     (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation
   Conservative Portfolio                   $182              $-            $     -     $ (1,896)    $ (2,653)       $(1)   $ (4,368)
Old Mutual Asset Allocation
   Balanced Portfolio                        209               -             (1,664)     (13,670)     (20,147)         -     (35,272)
Old Mutual Asset Allocation
   Moderate Growth Portfolio                 709               -             (5,460)     (20,932)     (34,844)        (1)    (60,528)
Old Mutual Asset Allocation
   Growth Portfolio                          722               -             (5,162)     (15,052)     (34,539)        (1)    (54,032)
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through July 31, 2009 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of July 31, 2009, the following Funds had capital loss carry forwards available to offset future realized gains through the indicated expiration dates:

                                                                                                                   2017       Total
                                                                                                                   (000)      (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio                                                                     $1,664    $1,664
Old Mutual Asset Allocation Moderate Growth Portfolio                                                               5,460     5,460
Old Mutual Asset Allocation Growth Portfolio                                                                        5,162     5,162
____________________________________________________________________________________________________________________________________

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments held by each Fund at July 31, 2009 were as follows:

                                                                                                                        Net
                                                                                                                     Unrealized
                                                                   Federal Tax     Unrealized       Unrealized      Appreciation/
                                                                      Cost        Appreciation     Depreciation     Depreciation
                                                                      (000)          (000)            (000)             (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                  $ 54,081        $ 1,848         $ (4,501)        $ (2,653)
Old Mutual Asset Allocation Balanced Portfolio                       125,892          6,073          (26,220)         (20,147)
Old Mutual Asset Allocation Moderate Growth Portfolio                161,793         10,598          (45,442)         (34,844)
Old Mutual Asset Allocation Growth Portfolio                         122,023          5,621          (40,160)         (34,539)
____________________________________________________________________________________________________________________________________

9. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 Subsequent Events, the
Adviser has evaluated the possibility of subsequent events existing in the Fund's financial statements through September 21, 2009.
The Adviser has determined that there are no material events that would require disclosure in the Fund's financial statements through this date.

                                                                 39

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Funds I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual
Asset Allocation Moderate Growth Portfolio and Old Mutual Asset Allocation Growth Portfolio (four of the ten funds constituting Old
Mutual Funds I, hereafter referred to as the "Funds") at July 31, 2009 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

/s/Pricewaterhouse Cooper LLP

Denver, Colorado
September 21, 2009

                                                                 40

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended
July 31, 2009, each Fund is designating the following items or those amounts determined necessary with regard to distributions paid during the year.

                                                                               Qualifying
                                                                             For Corporate                                                   Qualified
                                                            Long Term          Dividends          Qualifying       U.S.       Qualified      Short Term
                                                           Capital Gain        Receivable          Dividend     Government     Interest       Capital
Fund                                                       Distribution*      Deduction (1)       Income (2)   Interest (3)   Income (4)      Gain (5)
__________________________________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio          $  668,868           13.36%              6.26%         0.00%         0.22%        100.00%
Old Mutual Asset Allocation Balanced Portfolio               3,748,490           12.51%             17.01%         0.00%         0.29%        100.00%
Old Mutual Asset Allocation Moderate Growth Portfolio        8,051,249           12.71%             33.01%         0.00%         0.54%        100.00%
Old Mutual Asset Allocation Growth Portfolio                 5,561,699           10.78%             23.23%         0.00%         0.00%        100.00%

==========================================================================================================================================================

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of
    2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
    It is the intention of each of the Funds in the table to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California,
    Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

*   These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

                                                                 41

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling toll-free at 888.772.2888; (ii) on the Trust's website at oldmutualfunds.com; and (iii)
on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2009 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free.

                                                                 42

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - July 31, 2009

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended July 31, 2009.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Annualized       Expenses                                                                     Annualized       Expenses
                                    Beginning     Ending        Expense          Paid                                             Beginning     Ending        Expense          Paid
                                     Account      Account       Ratios          During                                             Account      Account       Ratios          During
                                      Value        Value      for the Six      Six Month                                            Value        Value      for the Six      Six Month
                                      2/1/09      7/31/09     Month Period      Period*                                             2/1/09      7/31/09     Month Period      Period*
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class A                                  Old Mutual Asset Allocation Balanced Portfolio - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,131.40        0.59%         $3.12            Actual Fund Return               $1,000.00    $1,201.90        0.39%         $2.13
   Hypothetical 5% Return            1,000.00     1,024.70        0.59           2.96            Hypothetical 5% Return            1,000.00     1,024.71        0.39           1.96
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class C                                  Old Mutual Asset Allocation Balanced Portfolio - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,128.00        1.36           7.18            Actual Fund Return                1,000.00     1,201.30        0.39           2.13
   Hypothetical 5% Return            1,000.00     1,024.66        1.36           6.83            Hypothetical 5% Return            1,000.00     1,022.80        0.39           1.96
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class Z                                  Old Mutual Asset Allocation Moderate Growth Portfolio - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,134.20        0.32           1.69            Actual Fund Return                1,000.00     1,228.50        0.57           3.15
   Hypothetical 5% Return            1,000.00     1,024.71        0.32           1.61            Hypothetical 5% Return            1,000.00     1,024.70        0.57           2.86
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Institutional Class                      Old Mutual Asset Allocation Moderate Growth Portfolio - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,135.40        0.27           1.43            Actual Fund Return                1,000.00     1,224.60        1.32           7.28
   Hypothetical 5% Return            1,000.00     1,023.39        0.27           1.35            Hypothetical 5% Return            1,000.00     1,024.66        1.32           6.63
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio - Class A                                      Old Mutual Asset Allocation Moderate Growth Portfolio - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,199.30        0.64           3.49            Actual Fund Return                1,000.00     1,231.10        0.32           1.77
   Hypothetical 5% Return            1,000.00     1,024.70        0.64           3.21            Hypothetical 5% Return            1,000.00     1,024.71        0.32           1.61
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio - Class C                                      Old Mutual Asset Allocation Moderate Growth Portfolio - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,195.50        1.39           7.57            Actual Fund Return                1,000.00     1,231.11        0.32           1.77
   Hypothetical 5% Return            1,000.00     1,024.66        1.39           6.98            Hypothetical 5% Return            1,000.00     1,023.14        0.32           1.61
_________________________________________________________________________________________     _________________________________________________________________________________________

                                                                 43

FUND EXPENSES EXAMPLE (Unaudited) - concluded

                                                              Annualized       Expenses
                                    Beginning     Ending        Expense          Paid
                                     Account      Account       Ratios          During
                                      Value        Value      for the Six      Six Month
                                      2/1/09      7/31/09     Month Period      Period*
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class A
_________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $ 1,260.60       0.57%         $3.19
   Hypothetical 5% Return            1,000.00      1,024.70       0.57           2.86
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class C
_________________________________________________________________________________________

   Actual Fund Return                1,000.00      1,255.70       1.32           7.38
   Hypothetical 5% Return            1,000.00      1,024.66       1.32           6.63
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class Z
_________________________________________________________________________________________

   Actual Fund Return                1,000.00      1,261.90       0.32           1.79
   Hypothetical 5% Return            1,000.00      1,024.71       0.32           1.61
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00      1,261.90       0.32           1.79
   Hypothetical 5% Return            1,000.00      1,023.14       0.32           1.61
_________________________________________________________________________________________

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                                 44

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
As of July 31, 2009 (Unaudited)

Trustees

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Trustees, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, all Trustees and Officers can be contacted c/o Old Mutual Capital, Inc., 4643 South
Ulster Street, 6th Floor, Denver, Colorado 80237. The Statement of Additional Information includes additional information about the
Trustees and is available, without charge, upon request, by calling 888-772-2888 toll-free.

_______________________________________________________________________________________________________________________________________________________________________

INDEPENDENT TRUSTEES
_______________________________________________________________________________________________________________________________________________________________________

                                                                                                           Number of Funds
                                                                                                          in the Old Mutual
                             Position(s)      Term of Office*                                                Fund Complex
                            Held with the      and Length of         Principal Occupation(s)                  Overseen                  Other Directorships
Name and Age                    Trust          Time Served           During Past Five Years                  by Trustee                   Held by Trustee
_______________________________________________________________________________________________________________________________________________________________________

L. Kent Moore             Chairman of           Since 2004       Chairman, Foothills Energy Ventures,             23              TS&W/Claymore Tax-Advantaged
(Age: 53)                 the Board and                          LLC, since 2006. Partner, WillSource                             Balanced Fund, Old Mutual/
                          Trustee                                Enterprise, LLC (oil and gas exploration                         Claymore Long Short Fund, and
                                                                 and production), since 2005. Managing                            Old Mutual Funds III.
                                                                 Director, High Sierra Energy, LP (holding
                                                                 company of natural resource related
                                                                 businesses), 2004 - 2005.
_______________________________________________________________________________________________________________________________________________________________________

John R. Bartholdson       Trustee               Since 2004       Retired. Chief Financial Officer, The            38              Old Mutual Funds II, Old Mutual
(Age: 64)                                                        Triumph Group, Inc. (manufacturing),                             Funds III, ING Clarion Real Estate
                                                                 1992 - 2007.                                                     Income Fund, and ING Clarion Global
                                                                                                                                  Real Estate Income Fund.
_______________________________________________________________________________________________________________________________________________________________________

Robert M. Hamje           Trustee               Since 2004       Retired. President and Chief Investment          23              TS&W/Claymore Tax-Advantaged
(Age: 67)                                                        Officer, TRW Investment Management                               Balanced Fund, Old Mutual/
                                                                 Company (investment management),                                 Claymore Long-Short Fund, and
                                                                 1984 - 2003.                                                     Old Mutual Funds III.
_______________________________________________________________________________________________________________________________________________________________________

Jarrett B. Kling          Trustee               Since 2004       Managing Director,                               23              Hirtle Callaghan Trust,
(Age: 66)                                                        ING Clarion Real Estate Securities                               ING Clarion Real Estate Income Fund,
                                                                 (investment adviser).                                            ING Clarion Global Real Estate
                                                                                                                                  Income Fund, ING Clarion, and
                                                                                                                                  Old Mutual Funds III.
_______________________________________________________________________________________________________________________________________________________________________

INTERESTED TRUSTEE AND ADVISORY TRUSTEE
_______________________________________________________________________________________________________________________________________________________________________

                                                                                                           Number of Funds
                                                                                                          in the Old Mutual
                             Position(s)      Term of Office*                                                Fund Complex
                            Held with the      and Length of         Principal Occupation(s)                  Overseen                  Other Directorships
Name and Age                    Trust          Time Served           During Past Five Years                  by Trustee                   Held by Trustee
_______________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters**      Interested            Since 2006       Chief Executive Officer (2008 - present),        23              Old Mutual Capital, Inc., Old Mutual
(Age: 49)                 Trustee,                               President (2006 - present), and Chief                            Investment Partners, Old Mutual
                          President,                             Operating Officer (2006 -2008),                                  Fund Services, and Old Mutual
                          and Principal                          Old Mutual Capital, Inc. President and                           Funds III.
                          Executive                              Chief Executive Officer, Scudder family of
                          Officer                                funds, 2004 - 2005. Managing Director,
                                                                 UBS Global Asset Management, and
                                                                 President and Chief Executive Officer,
                                                                 UBS Fund Services, 2001 - 2003.
_______________________________________________________________________________________________________________________________________________________________________

Walter W. Driver, Jr.***  Advisory              Since 2006       Chairman - Southeast,                            23              Total Systems Services, Inc.,
(Age: 64)                 Trustee                                Goldman Sachs & Co.,                                             Equifax, Inc., and Old Mutual Funds
                                                                 since 2006. Chairman, King & Spalding                            III.
                                                                 LLP (law firm), 1970 - 2006.
_______________________________________________________________________________________________________________________________________________________________________

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.

** Mr. Sluyters is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of the
   Adviser.

*** Mr. Driver commenced service as a Trustee in May 2005. Effective January 20, 2006, he resigned as a Trustee. Effective January 23, 2006, the Board appointed Mr.
    Driver an Advisory Trustee of the Trust, with no voting rights.

                                                                 45

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST - concluded
As of July 31, 2009 (Unaudited)

Trust Officers

The Board elects the Officers of the Trust to actively supervise its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The
Officers of the Trust receive no direct compensation from the Trust of the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

_______________________________________________________________________________________________________________________________________________________________________

Officers
_______________________________________________________________________________________________________________________________________________________________________

                                                             Term of Office*
                              Position(s) Held                and Length of                                          Principal Occupation(s)
Name and Age                   with the Trust                  Time Served                                           During Past Five Years
_______________________________________________________________________________________________________________________________________________________________________

James F. Lummanick           Vice President and                 Since 2005           Senior Vice President and Chief Compliance Officer, Old Mutual Capital, Inc. and
(Age: 61)                    Chief Compliance                                        Old Mutual Fund Services, Inc., since 2005. Chief Compliance Officer, Old Mutual
                             Officer                                                 Funds II, since 2005. Chief Compliance Officer, Old Mutual Funds III, since 2008.
                                                                                     Senior Vice President and Director of Compliance, Calamos Advisors LLC, 2004
                                                                                     - 2005. Vice President and Chief Compliance Officer, Invesco Funds Group, Inc.
                                                                                     1996 - 2004.
_______________________________________________________________________________________________________________________________________________________________________

Andra C. Ozols               Vice President and                 Since 2005           Chief Administrative Officer (since 2008) and Senior Vice President, Secretary,
(Age: 48)                    Secretary                                               and General Counsel (since 2005), Old Mutual Capital, Inc. Executive Vice
                                                                                     President (2004 - 2005), General Counsel and Secretary (2002 - 2005), and
                                                                                     Vice President (2002 - 2004), ICON Advisors, Inc. and ICON Distributors, Inc.
                                                                                     Executive Vice President and Secretary, ICON Insurance Agency, Inc.
                                                                                     (2004 - 2005).
_______________________________________________________________________________________________________________________________________________________________________

Karen S. Proc                Assistant Secretary                Since 2005           Vice President (since 2006) and Associate General Counsel (since 2005), Old
(Age: 39)                                                                            Mutual Capital, Inc. Associate General Counsel, Founders Asset Management
                                                                                     LLC, 2002 - 2005.
_______________________________________________________________________________________________________________________________________________________________________

Kathryn L. Santoro           Assistant Secretary                Since 2008           Vice President and Associate General Counsel (since January 2009) and Associate
(Age: 35)                                                                            Counsel (2005 - 2008), Old Mutual Capital, Inc. Associate Attorney, Hall &
                                                                                     Evans, LLC, 2004 - 2005.
_______________________________________________________________________________________________________________________________________________________________________

Robert T. Kelly              Treasurer and                      Since 2006           Vice President, Old Mutual Capital, Inc. and Old Mutual Fund Services, since
(Age: 40)                    Principal Financial                                     2006. Vice President of Portfolio Accounting, Founders Asset Management LLC,
                             Officer                                                 2000 - 2006.
_______________________________________________________________________________________________________________________________________________________________________

Kathryn A. Burns             Assistant Treasurer                Since 2006           Assistant Vice President, Old Mutual Fund Services, since January 2009.
(Age: 32)                                                                            Regulatory Reporting Manager, Old Mutual Capital, Inc., since 2006. Manager
                                                                                     (2004 -2006) and Senior Associate (2001 - 2004), PricewaterhouseCoopers LLP.
_______________________________________________________________________________________________________________________________________________________________________

Robert D. Lujan              Assistant Treasurer                Since 2006           Fund Services Manager, Old Mutual Capital, Inc., since 2006. Fund Accounting
(Age: 42)                                                                            Supervisor, Janus Capital Group, 2003 - 2006.
_______________________________________________________________________________________________________________________________________________________________________

*Officer of the Trust until such time as his or her successor is duly elected and qualified.

                                                                 46

CONSIDERATION OF THE BOARD IN APPROVING INVESTMENT
ADVISORY AND INVESTMENT SUB-ADVISORY
AGREEMENTS (Unaudited)

Summary of Advisory and Sub-Advisory Agreements Approved by the Board

Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation
Moderate Growth Portfolio, and Old Mutual Asset Allocation Growth Portfolio (each, a "Portfolio" and, collectively, the
"Portfolios"). On May 20, 2009, the Board approved the renewal, on behalf of the Portfolios, of the advisory agreement (the
"Advisory Agreement"), between the Trust and Old Mutual Capital, Inc. ("OMCAP" or the "Adviser") to continue through July 31, 2010, as well as the renewal of the investment sub-advisory agreement (the "Sub-Advisory Agreement") among the Trust, Old Mutual Capital,
Inc., and Ibbotson Associates Advisors, LLC ("Ibbotson") to continue in effect through July 13, 2010.

Description of Adviser

Old Mutual Capital, Inc. ("OMCAP" or the "Adviser")

OMCAP was formed and registered as an investment adviser with the Securities and Exchange Commission ("SEC") in May 2004. OMCAP is a
wholly-owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly-owned subsidiary of OM Group (UK) Limited, which, in turn, is a wholly-owned subsidiary of Old Mutual plc., a London-exchange-listed international financial services firm. As of July 31, 2009, OMCAP managed approximately $2.4 billion in mutual fund assets. OMCAP has served as investment adviser to the
Trust since its inception.

Description of the Sub-Adviser (the "Sub-Adviser")

Ibbotson, a Delaware limited liability company located at 22 West Washington Street, Chicago, Illinois 60602, is a wholly-owned subsidiary of Ibbotson Associates, Inc., which is a wholly-owned subsidiary of Morningstar, Inc. Ibbotson is the Sub-Adviser to each
Portfolio and allocates, subject to the Adviser's supervision, each Portfolio's assets among the underlying funds.

Considerations of the Board

This section describes the factors considered by the Board of Trustees of the Trust (the "Board" or the "Trustees") in approving the renewal of the Advisory Agreement and Sub-Advisory Agreement (collectively, the "Agreements").

In determining whether it was appropriate to approve the Agreements, the Board requested information, provided by the Adviser and the Sub-Adviser, which it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by independent legal counsel with respect to its deliberations. The Board received reports prepared by
Lipper, Inc. ("Lipper"), a mutual fund statistical service, detailing comparative mutual fund advisory fees, expenses levels, and performance rankings (the "Lipper Report(s)"). In considering the fairness and reasonableness of the Agreements, the Board reviewed numerous factors, with respect to each applicable Portfolio separately, including the following:

     o the nature of the services to be provided under the Agreements;

     o the requirements of each Portfolio for the services provided by the Adviser and the Sub-Adviser;

     o the quality of the services provided, including information contained in the Adviser's and Sub-Adviser's 15(c) responses and/or the Lipper Report(s) comparing the performance results of the Portfolios, as well as those of appropriate market indices;

     o the fees payable for the services;

     o advisory fee levels compared to other similar investment accounts managed by the Adviser and the Sub-Adviser;

     o the total expenses of each Portfolio compared to those of each Portfolio's respective peer group;

     o the commitment of the Adviser to cap certain Portfolio expenses through the contractual deferral of advisory fees and/or reimbursement of expenses, and the fact that the Adviser may seek payment of such deferred fees or reimbursement of such absorbed expenses within a specified period of time after the fiscal year in which fees were deferred or expenses were absorbed, subject to the original contractual expense limitation in effect at the time;

     o the financial condition of the Adviser and the Sub-Adviser, including financial statements and profitability analyses provided by each;

     o fall-out benefits received by the Adviser and Sub-Adviser, including sources of revenue to the Adviser's affiliates through administration fees and retention of a portion of the sales charge on Class A shares;

     o soft dollar benefits which may enhance the ability of the Adviser or the Sub-Adviser to obtain research and brokerage services through soft dollar Trust trades which, in turn, may inure to the benefit of their other clients;

                                                                 47

CONSIDERATION OF THE BOARD IN APPROVING INVESTMENT
ADVISORY AND INVESTMENT SUB-ADVISORY
AGREEMENTS - concluded (Unaudited)

     o portfolio management statistics such as portfolio turnover and brokerage commission expenses;

     o OMCAP's role as Adviser to the Trust, which may add to its prestige and visibility in the investment community and make it more attractive to potential clients;

     o the economies of scale available to the Adviser and the Sub-Adviser and the resulting economies of scale passed on to shareholders;

     o the capabilities of the Adviser and the Sub-Adviser, including personnel resources;

     o fees charged by the Adviser to funds, other than those of the Trust, which are managed by the Adviser;

     o the contemplated outsourcing of certain administrative functions and related restructuring of the Adviser, which would include, among other things, a reduction in the number of Portfolios and personnel;

     o current economic and industry trends; and

     o the overall balance of shareholder benefits versus Adviser and Sub-Adviser benefits.

Current management fees and effective management fees after expense limitations were reviewed in the context of the Adviser's costs of providing services and its profitability. In addition, the Trustees reviewed the Lipper Report(s), comparing a Portfolio's expense ratio, advisory fee, and performance with comparable mutual funds. The Trustees reviewed the costs of the Sub-Adviser in providing the services and the profitability to the Sub-Adviser with respect to each Portfolio, noting that the Adviser had yet to realize a profit on the Portfolios. The Trustees discussed with the Adviser the contemplated restructuring of OMCAP, in which the
Adviser would propose to reduce the number of Portfolios, reduce personnel, and outsource certain administrative functions. The
Trustees were assured that any such restructuring would not result in any material diminution of the quality of the services that the Adviser provides to the Portfolios.

In connection with the approval of the renewal of the Agreements related to the Balanced Portfolio, the Trustees considered the fact that the actual total expenses of the Portfolio less distribution ranked the Portfolio eighth out of a peer group of nine funds and that the contractual advisory fee for the Portfolio was lower than three funds in the Portfolio's peer group and higher than three funds in its peer group. The Board considered the continuing efforts of the Adviser with respect to expenses. The Trustees considered the fact that the total return performance for the Balanced Portfolio for the one-year period ended March 31, 2009 was better than five funds in the Portfolio's peer group and below three funds in its peer group, for the three-year period ended March
31, 2009 better than two funds in the Portfolio's peer group and below three funds in its peer group, and since inception better than three funds in the Portfolio's peer group and below two funds in its peer group.

In connection with the approval of the renewal of the Agreements related to the Conservative Portfolio, the Trustees considered the fact that the actual total expenses of the Portfolio less distribution ranked the Portfolio eighth out of a peer group of nine funds and that the contractual advisory fee for the Portfolio was lower than two funds in the Portfolio's peer group and higher than three funds in its peer group. The Trustees considered the fact that the total return performance for the Conservative Portfolio for the one-year period ended March 31, 2009 was better than seven funds in the Portfolio's peer group and below one fund in its peer group, for the three-year period ended March 31, 2009 better than four funds in the Portfolio's peer group and below one fund in its peer group, and since inception better than the other five funds in the Portfolio's peer group.

In connection with the approval of the renewal of the Agreements related to the Growth Portfolio, the Trustees considered the fact that the actual total expenses of the Portfolio less distribution ranked the Portfolio ninth out of a peer group of nine funds and that the contractual advisory fee for the Portfolio was lower than one fund in the Portfolio's peer group but higher than five funds in its peer group. The Board considered the continuing efforts of the Adviser with respect to expenses.

In connection with the approval of the renewal of the Agreements related to the Moderate Growth Portfolio, the Trustees considered the fact that the actual total expenses of the Portfolio less distribution ranked the Portfolio ninth out of a peer group of nine funds and that the contractual advisory fee for the Portfolio was lower than one fund in the Portfolio's peer group but higher than five funds in its peer group. The Board considered the continuing efforts of the Adviser with respect to expenses. The Trustees considered the fact that the total return performance for the Moderate Growth Portfolio for the one-year period ended March 31, 2009 was better than two funds in the Portfolio's peer group but below six funds in its peer group, for the three-year period ended March
31, 2009 better than two funds in the Portfolio's peer group and below four funds in its peer group, and since inception better than two funds in the Portfolio's peer group and below three funds in its peer group.

                                                                 48

Board Approvals

The Board reviewed additional information provided by the Adviser and the Sub-Adviser. Following extended discussions concerning this information, the Board determined that the Agreements were reasonable in light of the nature and the quality of the services provided, and that approval of the Agreements was consistent with the best interests of each Portfolio, as applicable, and shareholders. The Board, including all of the trustees who are not "interested persons" of the Trust, voting separately at meetings held in-person, unanimously approved the Agreements on the basis of the foregoing review and discussions. The Board concluded, among other things:

     o that the level of fees to be charged by the Adviser to the Portfolios is comparable to the fees charged by the Adviser to the other similar funds it advises, as well as to fees charged by other investment advisers and investment sub-advisers to other funds with similar investment or allocation strategies, and is therefore reasonable, considering the services provided by the
       Adviser and the Sub-Adviser;

     o that each Portfolio's performance was competitive with that of its performance peer group;

     o that the unique and active asset allocation management structure supports the level of fees currently being charged;

     o that the Adviser's willingness to voluntarily defer its fees and reimburse expenses to reduce Portfolio expenses indicates a high level of commitment on the part of the Adviser;

     o that the profitability of each Portfolio to the Adviser and the Sub-Adviser, when positive, was reasonable in light of all the circumstances;

     o that the Advisory Agreement contains breakpoints, which will allow shareholders to realize economies of scale as the
       Portfolios' assets increase;

     o that certain economies of scale factor in approving the Agreements at the present time;

     o that the Adviser and Sub-Adviser are experienced and possess significant experience in managing particular asset classes;

     o that the Adviser and the Sub-Adviser have demonstrated their commitment to provide sufficient staffing resources and capabilities to manage the Portfolios, including the retention of personnel with relevant investment management experience;

     o that the Adviser and Sub-Adviser appear to have overall high quality in terms of their personnel, operations, financial condition, investment management capabilities, methodologies and performance;

     o that the administrative fees are competitive;

     o that the sales charge for Class A shares, of which the Adviser's affiliated broker-dealer retained only a portion, was competitive; and

     o that the receipt of research and brokerage services through soft dollar Trust trades would strengthen the investment management resources of the Adviser, which might ultimately benefit the Portfolios, as well as other funds within the Trust and in the Old Mutual complex.

                                                                 49

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     |
     | 888.772.2888
     |
     | By Mail:
     |
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     |
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual
Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You
may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds I, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-09-569 09/2009

[OLD MUTUAL LOGO]
          Funds I

                                                         Old Mutual Funds I

                                                           ANNUAL REPORT

                                                           July 31, 2009

Old Mutual Analytic Fund

Old Mutual Analytic Global Fund

Old Mutual China Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Bond Fund

Old Mutual International Equity Fund

TABLE OF CONTENTS

About This Report                                                                                                                  1

Message to Shareholders                                                                                                            3

Management Discussion of Fund Performance
and Schedules of Investments

   Old Mutual Analytic Fund
      Class A (ANAEX), Class C (ANCEX), Class Z (ANDEX), Institutional Class (ANIEX)                                               4

   Old Mutual Analytic Global Fund
      Class A (ANGAX), Class C (ANGCX), Class Z (ANGZX), Institutional Class (ANGIX)                                              18

   Old Mutual China Fund
      Class A (OMNAX), Class C (OMNCX), Class Z (OMNZX), Institutional Class (OMINX)                                              29

   Old Mutual Copper Rock Emerging Growth Fund
      Class A (OMARX), Class C (OMCRX), Class Z (OMZRX), Institutional Class (OMIRX)                                              35

   Old Mutual International Bond Fund
      Institutional Class (OBIMX)                                                                                                 41

   Old Mutual International Equity Fund
      Class A (OMXAX), Class C (OMXCX), Class Z (OMXZX), Institutional Class (OMXIX)                                              48

Statements of Assets & Liabilities                                                                                                58

Statements of Operations                                                                                                          60

Statements of Changes in Net Assets                                                                                               62

Statements of Cash Flows                                                                                                          64

Financial Highlights                                                                                                              65

Notes to Financial Statements                                                                                                     69

Report of Independent Registered Public Accounting Firm                                                                           83

Notice to Shareholders                                                                                                            84

Proxy Voting and Portfolio Holdings                                                                                               85

Fund Expenses Example                                                                                                             86

Board of Trustees and Officers of the Trust                                                                                       88

Considerations of the Board in Approving Investment Advisory and
Investment Sub-Advisory Agreements                                                                                                90

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free at 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. Each of the Funds, except Old Mutual International
Bond Fund offers Class A, Class C, Class Z and Institutional Class shares. The Old Mutual International Bond Fund offers
Institutional Class shares only. Effective following the close of business on August 7, 2009, the Old Mutual Copper Rock Emerging
Growth Fund and Old Mutual International Equity Fund will no longer offer Class C shares to new investors. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional Class shares are only available to eligible shareholders.
The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions and Fund holdings as of July 31, 2009, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds. Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of July 31, 2009 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased will remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a regional fund may involve greater risk and volatility than a more diversified investment. Investing in fixed income securities involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than U.S.
Government and other higher-quality bonds. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the
Federal Deposit Insurance Corporation or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivatives purchased or sold.

                                                                 1

ABOUT THIS REPORT - concluded

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The total return figures for the Morgan Stanley Capital International ("MSCI")
indexes assume change in security prices and the deduction of local taxes. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Indexes:

Citigroup Non-U.S. Dollar World Government Bond Index

The Citigroup Non-U.S. Dollar World Government Bond Index is a market-weighted index designed to reflect the performance of the international developed-government fixed income markets in the following 14 countries: Australia, Austria, Belgium, Canada,
Denmark, Finland, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.

MSCI China Index

The unmanaged MSCI China Index is a market capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong Stock Exchange and B shares listed on the Shanghai and Shenzhen Exchanges. Red Chips are Mainland Chinese
companies listed on the Hong Kong Stock Exchange that are incorporated in Hong Kong. H Shares are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Mainland China and approved by the China Securities Regulatory Commission for a listing in Hong Kong. B Shares are Mainland Chinese stocks listed on the Shanghai and Shenzhen stock exchanges, available to
Chinese and foreign investors.

MSCI EAFE® Index

The unmanaged MSCI EAFE® Index is a market capitalization-weighted index designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland,
Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI World Index

The unmanaged MSCI World Index is a market capitalization-weighted index designed to measure the equity market performance of developed markets. As of June 2007, the MSCI World Index consisted of the following 23 developed market country indexes: Australia,
Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New
Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 2500™ Growth Index

The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor's 500 Index

The unmanaged Standard & Poor's 500 ("S&P 500") Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

                                                                 2

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

The fiscal year ended July 31, 2009 was marked by periods of extreme volatility, a severe economic compression and near collapse of the U.S. financial system. The global economy faced its deepest recession since World War II. The fiscal year also saw a market rally led by growth stocks in the fourth quarter of 2008 and first quarter of 2009, and a market rally led by low quality names and micro-cap companies, which helped the worldwide stock markets post rebounds in the second quarter of 2009. Over the fiscal year, both growth and value styles went in and out of favor with value having a slight edge. U.S. stocks, as measured by the S&P 500
Index, declined by (19.96)% for the one-year period ended July 31, 2009.

From August 2008 through early March 2009, the financial markets continued to be volatile. What began as a subprime real estate mortgage crisis became a full-blown financial crisis that quickly affected all markets and led to worldwide asset price deflation.
Beginning in early March 2009, the U.S. government, along with other governments around the world, took unprecedented actions to end the global financial crisis. The last three months of the fiscal year were marked by a striking reversal as riskier assets such as equities, credit and emerging markets performed relatively well and recovered some of their previous losses.

Despite this challenging environment, Old Mutual Capital, Inc. believes that the current U.S. government policy response may help the global economy start to recover, although it expects to see higher than normal volatility, making the journey painful. Old
Mutual Capital, Inc. believes that although it may take some time to play out, strong long-term opportunities are available to patient investors, and as the economy recovers, those investors will likely be rewarded.

As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the
Old Mutual Funds I portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian Sluyters

Julian F. Sluyters
President
Old Mutual Funds I

                                                                 3

OLD MUTUAL ANALYTIC FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    For the fiscal year ended July 31, 2009, the Old Mutual Analytic Fund (the "Fund") underperformed its benchmark, the S&P 500
     Index. The Fund's Class A shares posted a (26.94)% return at net asset value versus a (19.96)% return for the benchmark.

o    Sectors that detracted from relative performance included health care, energy and information technology. On the contrary, industrials, financials and materials were among the sectors that contributed positively to relative performance.

o    Long positions in Ashland (no longer a Fund holding) and Intel and a short position in Central European Media Enterprises (no longer a Fund holding) were among the top contributors to relative performance for the period.

o    Long positions in Schlumberger, Cardinal Health and RRI Energy (no longer a Fund holding) were among the top detractors from relative performance for the period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2009, the Old Mutual Analytic Fund (the "Fund") underperformed its benchmark, the S&P 500
     Index. The Fund's Class A shares posted a (26.94)% return at net asset value versus a (19.96)% return for the benchmark. Performance for all share classes can be found on page 6.

Q.   What investment environment did the Fund face during the past year?

A.   For the first seven months of the fiscal year, equities across the globe were down, but then proceeded to climb back up as investors applauded positive earnings from Citigroup, the U.S. Federal Reserve Board's stimulus efforts and the U.S.
     government's plan to unload toxic debt. As the credit markets improved and volatility levels fell, global equity prices rose significantly through the final five months of the fiscal year.

Q.   Which market factors influenced the Fund's relative performance?

A.   The equity portion of the Fund detracted from performance during the period. An overweight to companies with attractive asset utilization, attractive interest coverage and predicted earnings to price ratios contributed positively to performance. In addition, an underweight to companies with high financial leverage and above-average price momentum also contributed positively. An overweight to companies with high growth in equity and growth in profitability detracted from performance, as did an overweight to companies with above-average six-month returns. An underweight to companies with above-average trading volume and high dividend yields also detracted from performance.

     Option positions detracted from performance during the period as the strong market rally that began in March 2009 erased options gains that were earned earlier in the period. Contracts on the S&P 500 indexes, as well as water and commodity contracts, added value. On the contrary, contracts on the S&P 100 indexes and contracts in the banking and housing sectors, detracted from performance.

     Global asset allocation contributed negatively to performance, with most of the underperformance occurring in the first half of the fiscal year. The major detractors were the currency positions and volatility components.

Q.   How did portfolio composition affect relative Fund performance?

A.   Sectors that detracted from performance included health care, energy and information technology. On the contrary, industrials, financials and materials were among the sectors that contributed positively to performance.

     Long positions in Ashland (no longer a Fund holding) and Intel and a short position in Central European Media Enterprises (no longer a Fund holding) were among the top contributors for the period. Ashland, a chemical company, saw its share price rise when it announced that earnings should be better than expected and analysts upgraded its stock. Intel, a semiconductor company, saw its stock price rise when data showed that consumers were purchasing computers faster than anticipated, a sign of possible economic recovery. Central European Media Enterprises, a company that invests in, develops and operates commercial television channels in Central and Eastern Europe, saw its share price harmed in the economic downturn.

     Long positions in Schlumberger, Cardinal Health and RRI Energy (no longer a Fund holding) were among the top detractors for the period. Schlumberger, an oil-field services company, saw its stock price decline due to the fall of crude oil prices. Cardinal
     Health, a health care services and product provider, saw its stock price fall upon announcing a spin-off of some of its clinical and medical products business. RRI Energy, an electricity provider, saw its share price plummet after it cut its fiscal 2008 profit forecast due to Hurricane Ike and lower commodity prices. The company also reported that it had obtained $1 billion of new financing to replace a credit facility.

Analytic Fund

                                                                 4

Top Ten Holdings*
as of July 31, 2009

United States Treasury Bill
0.336%, 05/06/2010                                                          6.4%
___________________________________________________________________________________

Exxon Mobil                                                                 4.3%
___________________________________________________________________________________

Chevron                                                                     3.0%
___________________________________________________________________________________

Intel                                                                       2.8%
___________________________________________________________________________________

Comcast, Cl A                                                               2.3%
___________________________________________________________________________________

Occidental Petroleum                                                        2.2%
___________________________________________________________________________________

Sysco                                                                       2.0%
___________________________________________________________________________________

AT&T                                                                        2.0%
___________________________________________________________________________________

Corning                                                                     1.8%
___________________________________________________________________________________

Texas Instruments                                                           1.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           28.5%
___________________________________________________________________________________

* Excludes short-term money market fund.
  Top Ten Holdings are all long positions.

Q.   What is the investment outlook for the U.S. large-cap stock market?

A.   Analytic Investors, LLC ("Analytic"), the Fund's sub-adviser, intends to continue to emphasize companies with attractive cash flow to price ratios, as well as those companies with above-average asset utilization. Analytic also intends to continue to focus on companies with above-average historical earnings to price ratios, while moving away from companies with high analyst dispersion and above-average trading volume. Analytic also intends to de-emphasize those companies with higher-than-average financial leverage.

     Analytic's process is based on the fundamental belief that there is consistency in the types of characteristics investors prefer. If this belief holds true going forward, the Fund should benefit from being properly positioned towards stocks with characteristics favored by investors.

                                                                                                                       Analytic Fund

                                                                 5

OLD MUTUAL ANALYTIC FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2009
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class A with load                                    03/31/05      (31.11)%       n/a               n/a            (6.59)%
Class A without load                                 03/31/05      (26.94)%       n/a               n/a            (5.30)%
Class C with load                                    03/31/05      (28.25)%       n/a               n/a            (6.00)%
Class C without load                                 03/31/05      (27.52)%       n/a               n/a            (6.00)%
Class Z                                              07/01/78      (26.72)%     (1.94)%           (0.30)%           8.45% (1)
Institutional Class                                  12/09/05 (2)  (26.76)%       n/a               n/a            (8.45)%
S&P 500 Index                                        07/01/78      (19.96)%     (0.14)%           (1.19)%          11.08%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2008 prospectus) are 2.13% and 2.06%; 2.85% and 2.81%; 1.86% and 1.81%; and 1.89% and
1.79%, respectively.

On December 9, 2005, Old Mutual Analytic Fund (the "Fund") acquired substantially all the assets and liabilities of the Analytic
Defensive Equity Fund, a series of The Advisors' Inner Circle Fund (the "Predecessor Fund"). On June 24, 2002, the Predecessor Fund
acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II.
Substantially similar strategies and policies were used to manage each of the funds. The Fund's Class Z shares are the successor class of the Predecessor Fund's Institutional Class. The Fund's Institutional Class is new.

(1) Based on Predecessor Fund's inception date of July 1, 1978. Total return is annualized.

(2) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 16, 2005.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Analytic Fund, Class Z	S&P 500 Index
7/31/99	10,000	10,000
7/31/00	10,116	10,897
7/31/01	9,917	9,336
7/31/02	8,702	7,130
7/31/03	9,335	7,889
7/31/04	10,700	8,928
7/31/05	13,159	10,183
7/31/06	13,706	10,730
7/31/07	15,122	12,462
7/31/08	13,238	11,079
7/31/09	9,701	8,868

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
July 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other shares will vary due to differences in sales charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	2.5%
Common Stock	91.1%
U.S. Treasury Obligations	6.4%

                                                                 6

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 109.9%                                                      Building-Mobile Home/Manufactured Housing - 0.2%
Aerospace/Defense - 3.0%                                                   Thor Industries                               17,072   $        408
General Dynamics (B)                          38,647   $      2,141                                                               ______________
Lockheed Martin (B)                           20,207          1,511
Raytheon (B)                                  36,574          1,717        Total Building-Mobile Home/
                                                       ______________         Manufactured Housing                                         408
                                                                           _____________________________________________________________________
Total Aerospace/Defense                                       5,369
_____________________________________________________________________      Building-Residential/Commercial - 0.0%
                                                                           Centex                                         2,515             27
Aerospace/Defense-Equipment - 0.2%                                                                                                ______________
United Technologies                            5,753            313
                                                       ______________      Total Building-Residential/Commercial                            27
                                                                           _____________________________________________________________________
Total Aerospace/Defense-Equipment                               313
_____________________________________________________________________      Cable/Satellite TV - 3.5%
                                                                           Comcast, Cl A (B)                            333,973          4,963
Agricultural Chemicals - 0.3%                                              DIRECTV Group* (B)                            10,305            267
CF Industries Holdings                           952             75        DISH Network, Cl A*                           56,282            954
Terra Industries                              15,497            452                                                               ______________
                                                       ______________
                                                                           Total Cable/Satellite TV                                      6,184
Total Agricultural Chemicals                                    527        _____________________________________________________________________
_____________________________________________________________________
                                                                           Casino Hotels - 0.3%
Agricultural Operations - 0.4%                                             Las Vegas Sands*                              64,605            604
Bunge (B)                                     10,342            724                                                               ______________
                                                       ______________
                                                                           Total Casino Hotels                                             604
Total Agricultural Operations                                   724        _____________________________________________________________________
_____________________________________________________________________
                                                                           Cellular Telecommunications - 0.8%
Airlines - 1.1%                                                            NII Holdings* (B)                             49,492          1,139
Southwest Airlines (B)                       243,123          1,909        United States Cellular* (B)                    5,602            201
                                                       ______________                                                             ______________

Total Airlines                                                1,909        Total Cellular Telecommunications                             1,340
_____________________________________________________________________      _____________________________________________________________________

Applications Software - 1.4%                                               Chemicals-Diversified - 0.2%
Microsoft (B)                                 78,678          1,851        Dow Chemical                                  20,332            430
Salesforce.com*                               13,178            571        Huntsman                                           1              -
                                                       ______________                                                             ______________

Total Applications Software                                   2,422        Total Chemicals-Diversified                                     430
_____________________________________________________________________      _____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 0.3%                               Chemicals-Specialty - 0.5%
Johnson Controls                              11,538            299        Eastman Chemical                               1,725             86
WABCO Holdings                                 8,766            167        Ecolab (B)                                    18,452            766
                                                       ______________                                                             ______________

Total Auto/Truck Parts & Equipment-Original                     466        Total Chemicals-Specialty                                       852
_____________________________________________________________________      _____________________________________________________________________

Beverages-Non-Alcoholic - 0.1%                                             Coal - 0.0%
Pepsi Bottling Group                           2,688             91        Arch Coal                                          5              -
                                                       ______________                                                             ______________

Total Beverages-Non-Alcoholic                                    91        Total Coal                                                        -
_____________________________________________________________________      _____________________________________________________________________

Beverages-Wine/Spirits - 0.2%                                              Commercial Banks-Central US - 0.2%
Brown-Forman, Cl B (B)                         6,230            274        BOK Financial                                  7,453            312
                                                       ______________      Cullen/Frost Bankers                           1,530             73
                                                                                                                                  ______________
Total Beverages-Wine/Spirits                                    274
_____________________________________________________________________      Total Commercial Banks-Central US                               385
                                                                           _____________________________________________________________________
Broadcast Services/Programming - 0.1%
Liberty Global, Cl A*                              2              -        Commercial Banks-Southern US - 0.0%
Scripps Networks Interactive, Cl A             4,760            154        BB&T                                               1              -
                                                       ______________                                                             ______________

Total Broadcast Services/Programming                            154        Total Commercial Banks-Southern US                                -
_____________________________________________________________________      _____________________________________________________________________

                                                                           Commercial Banks-Western US - 0.6%
                                                                           Bank of Hawaii                                29,009          1,113
                                                                                                                                  ______________

                                                                           Total Commercial Banks-Western US                             1,113
                                                                           _____________________________________________________________________

                                                                 7

OLD MUTUAL ANALYTIC FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Commercial Services - 0.0%                                                 Diversified Manufacturing Operations - 1.1%
Convergys*                                         2   $          -        General Electric                              77,279   $      1,036
                                                       ______________      Harsco (B)                                    22,160            610
                                                                           Illinois Tool Works                            7,957            323
Total Commercial Services                                         -        ITT                                                1              -
_____________________________________________________________________      Trinity Industries (B)                             1              -
                                                                                                                                  ______________
Commercial Services-Finance - 1.9%
H&R Block (B)                                 50,468            842        Total Diversified Manufacturing Operations                    1,969
MasterCard, Cl A                               5,211          1,011        _____________________________________________________________________
Visa, Cl A (B)                                21,279          1,393
Western Union (B)                              5,700            100        E-Commerce/Products - 0.6%
                                                       ______________      Amazon.com*                                   11,584            993
                                                                                                                                  ______________
Total Commercial Services-Finance                             3,346
_____________________________________________________________________      Total E-Commerce/Products                                       993
                                                                           _____________________________________________________________________
Computer Services - 0.4%
Accenture, Cl A (B)                           21,623            758        E-Commerce/Services - 1.2%
                                                       ______________      eBay* (B)                                     97,764          2,077
                                                                                                                                  ______________
Total Computer Services                                         758
_____________________________________________________________________      Total E-Commerce/Services                                     2,077
                                                                           _____________________________________________________________________
Computers - 3.0%
Apple*                                         9,856          1,610        Electric Products-Miscellaneous - 0.0%
Dell*                                         20,616            276        Molex                                          4,857             86
Hewlett-Packard (B)                           27,662          1,198                                                               ______________
IBM                                           17,473          2,061
Sun Microsystems*                             14,669            135        Total Electric Products-Miscellaneous                            86
                                                       ______________      _____________________________________________________________________

Total Computers                                               5,280        Electric-Integrated - 1.5%
_____________________________________________________________________      PPL (B)                                       76,992          2,602
                                                                                                                                  ______________
Computers-Peripheral Equipment - 0.2%
Lexmark International, Cl A*                  20,788            301        Total Electric-Integrated                                     2,602
                                                       ______________      _____________________________________________________________________

Total Computers-Peripheral Equipment                            301        Electronic Components-Semiconductors - 6.0%
_____________________________________________________________________      Broadcom, Cl A*                               34,683            979
                                                                           Intel (B)                                    312,235          6,011
Consulting Services - 0.0%                                                 Texas Instruments (B)                        151,791          3,651
Genpact*                                           2              -                                                               ______________
                                                       ______________
                                                                           Total Electronic Components-Semiconductors                   10,641
Total Consulting Services                                         -        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electronic Measuring Instruments - 0.1%
Containers-Paper/Plastic - 0.1%                                            Agilent Technologies* (B)                      5,359            124
Packaging Corp of America                        706             14                                                               ______________
Pactiv*                                          451             11
Sonoco Products                                2,928             78        Total Electronic Measuring Instruments                          124
                                                       ______________      _____________________________________________________________________

Total Containers-Paper/Plastic                                  103        Engineering/R&D Services - 3.1%
_____________________________________________________________________      Aecom Technology*                              4,841            157
                                                                           Fluor (B)                                     48,169          2,543
Cosmetics & Toiletries - 0.9%                                              Jacobs Engineering Group* (B)                 17,234            706
Estee Lauder, Cl A                             8,837            322        KBR (B)                                      103,274          2,188
Procter & Gamble (B)                          23,395          1,299                                                               ______________
                                                       ______________
                                                                           Total Engineering/R&D Services                                5,594
Total Cosmetics & Toiletries                                  1,621        _____________________________________________________________________
_____________________________________________________________________
                                                                           Enterprise Software/Services - 0.0%
Distribution/Wholesale - 0.8%                                              CA                                                 1              -
Ingram Micro, Cl A* (B)                       18,550            312                                                               ______________
Tech Data* (B)                                29,886          1,044
                                                       ______________      Total Enterprise Software/Services                                -
                                                                           _____________________________________________________________________
Total Distribution/Wholesale                                  1,356
_____________________________________________________________________      Entertainment Software - 1.5%
                                                                           Electronic Arts* (B)                         120,900          2,596
Diversified Banking Institution - 1.2%                                                                                            ______________
Bank of America (B)                          149,569          2,212
                                                       ______________      Total Entertainment Software                                  2,596
                                                                           _____________________________________________________________________
Total Diversified Banking Institution                         2,212
_____________________________________________________________________

                                                                  8

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Fiduciary Banks - 2.6%                                                     Independent Power Producer - 1.8%
Bank of New York Mellon (B)                   96,030   $      2,625        NRG Energy* (B)                              120,387   $      3,276
Northern Trust (B)                            32,164          1,924                                                               ______________
                                                       ______________
                                                                           Total Independent Power Producer                              3,276
Total Fiduciary Banks                                         4,549        _____________________________________________________________________
_____________________________________________________________________
                                                                           Internet Security - 0.2%
Finance-Credit Card - 2.0%                                                 VeriSign*                                     17,891            366
American Express                              75,920          2,151                                                               ______________
Discover Financial Services                  120,692          1,434
                                                       ______________      Total Internet Security                                         366
                                                                           _____________________________________________________________________
Total Finance-Credit Card                                     3,585
_____________________________________________________________________      Investment Management/Advisory Services - 4.4%
                                                                           BlackRock (B)                                 11,335          2,160
Finance-Investment Banker/Broker - 1.3%                                    Franklin Resources                            27,890          2,473
Charles Schwab (B)                           120,999          2,162        Invesco                                       20,233            400
TD Ameritrade Holding*                         6,094            113        Janus Capital Group                                1              -
                                                       ______________      T Rowe Price Group (B)                        61,285          2,863
                                                                                                                                  ______________
Total Finance-Investment Banker/Broker                        2,275
_____________________________________________________________________      Total Investment Management/Advisory Services                 7,896
                                                                           _____________________________________________________________________
Financial Guarantee Insurance - 0.2%
MBIA*                                         90,422            379        Life/Health Insurance - 0.8%
                                                       ______________      Aflac                                         15,535            588
                                                                           Torchmark                                     23,283            909
Total Financial Guarantee Insurance                             379        Unum Group                                         1              -
_____________________________________________________________________                                                             ______________

Food-Meat Products - 1.3%                                                  Total Life/Health Insurance                                   1,497
Tyson Foods, Cl A (B)                        200,730          2,294        _____________________________________________________________________
                                                       ______________
                                                                           Machinery-Construction & Mining - 0.1%
Total Food-Meat Products                                      2,294        Joy Global                                     4,756            177
_____________________________________________________________________                                                             ______________

Food-Miscellaneous/Diversified - 1.5%                                      Total Machinery-Construction & Mining                           177
Sara Lee                                     254,807          2,711        _____________________________________________________________________
                                                       ______________
                                                                           Machinery-Farm - 1.2%
Total Food-Miscellaneous/Diversified                          2,711        AGCO* (B)                                     65,479          2,060
_____________________________________________________________________                                                             ______________

Food-Wholesale/Distribution - 2.4%                                         Total Machinery-Farm                                          2,060
Sysco (B)                                    182,618          4,339        _____________________________________________________________________
                                                       ______________
                                                                           Medical Products - 3.0%
Total Food-Wholesale/Distribution                             4,339        Johnson & Johnson (B)                         42,276          2,574
_____________________________________________________________________      Stryker (B)                                   53,667          2,087
                                                                           Varian Medical Systems*                            1              -
Gas-Distribution - 0.7%                                                    Zimmer Holdings*                              12,946            603
Energen                                       28,172          1,164                                                               ______________
                                                       ______________
                                                                           Total Medical Products                                        5,264
Total Gas-Distribution                                        1,164        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Biomedical/Genetic - 3.1%
Hospital Beds/Equipment - 0.2%                                             Amgen*                                        11,498            716
Hill-Rom Holdings (B)                         18,577            318        Biogen Idec*                                  35,188          1,673
                                                       ______________      Celgene*                                       4,588            261
                                                                           Gilead Sciences* (B)                          42,979          2,103
Total Hospital Beds/Equipment                                   318        OSI Pharmaceuticals*                          19,828            670
_____________________________________________________________________                                                             ______________

Hotels & Motels - 0.0%                                                     Total Medical-Biomedical/Genetic                              5,423
Marriott International, Cl A                      40              1        _____________________________________________________________________
                                                       ______________

Total Hotels & Motels                                             1
_____________________________________________________________________

Human Resources - 0.1%
Hewitt Associates, Cl A*                       5,467            164
                                                       ______________

Total Human Resources                                           164
_____________________________________________________________________

                                                                 9

OLD MUTUAL ANALYTIC FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical-Drugs - 3.9%                                                       Networking Products - 0.5%
Abbott Laboratories                           24,221   $      1,090        Cisco Systems*                                39,823   $        876
Forest Laboratories* (B)                      27,494            710                                                               ______________
Merck (B)                                     39,585          1,188
Pfizer (B)                                   126,672          2,018        Total Networking Products                                       876
Schering-Plough (B)                           30,570            810        _____________________________________________________________________
Wyeth (B)                                     25,033          1,165
                                                       ______________      Non-Ferrous Metals - 0.0%
                                                                           Titanium Metals                                    1              -
Total Medical-Drugs                                           6,981                                                               ______________
_____________________________________________________________________
                                                                           Total Non-Ferrous Metals                                          -
Medical-HMO - 1.2%                                                         _____________________________________________________________________
Coventry Health Care*                         25,782            593
Health Net* (B)                                9,826            133        Oil & Gas Drilling - 0.1%
Humana*                                       24,228            796        Patterson-UTI Energy                               1              -
UnitedHealth Group (B)                        19,691            553        Pride International*                               1              -
                                                       ______________      Rowan                                          7,056            151
                                                                                                                                  ______________
Total Medical-HMO                                             2,075
_____________________________________________________________________      Total Oil & Gas Drilling                                        151
                                                                           _____________________________________________________________________
Medical-Hospitals - 0.5%
Health Management Associates, Cl A*                2              -        Oil Companies-Exploration & Production - 3.1%
Tenet Healthcare*                            213,790            844        Apache (B)                                     7,345            617
                                                       ______________      Encore Acquisition*                            1,996             71
                                                                           Occidental Petroleum (B)                      65,210          4,652
Total Medical-Hospitals                                         844        Pioneer Natural Resources (B)                  4,717            135
_____________________________________________________________________                                                             ______________

Medical-Wholesale Drug Distributors - 3.2%                                 Total Oil Companies-Exploration & Production                  5,475
AmerisourceBergen (B)                        158,543          3,126        _____________________________________________________________________
Cardinal Health (B)                           26,019            866
McKesson (B)                                  34,685          1,774        Oil Companies-Integrated - 11.8%
                                                       ______________      Chevron (B)                                   92,499          6,426
                                                                           ConocoPhillips                                 5,161            226
Total Medical-Wholesale Drug Distributors                     5,766        Exxon Mobil (B)                              128,626          9,054
_____________________________________________________________________      Hess                                          40,106          2,214
                                                                           Marathon Oil                                  19,350            624
Metal Processors & Fabricators - 0.2%                                      Murphy Oil (B)                                40,716          2,370
Commercial Metals                                  1              -                                                               ______________
Timken (B)                                    21,623            441
                                                       ______________      Total Oil Companies-Integrated                               20,914
                                                                           _____________________________________________________________________
Total Metal Processors & Fabricators                            441
_____________________________________________________________________      Oil Field Machinery & Equipment - 0.1%
                                                                           Cameron International*                         4,723            147
Metal-Copper - 0.1%                                                        National Oilwell Varco*                          119              4
Southern Copper                                3,893            100                                                               ______________
                                                       ______________
                                                                           Total Oil Field Machinery & Equipment                           151
Total Metal-Copper                                              100        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil-Field Services - 0.4%
Metal-Iron - 0.2%                                                          Baker Hughes                                   1,970             80
Cliffs Natural Resources                      15,517            425        Halliburton (B)                                5,257            116
                                                       ______________      Oil States International*                          1              -
                                                                           Schlumberger                                  10,009            535
Total Metal-Iron                                                425                                                               ______________
_____________________________________________________________________
                                                                           Total Oil-Field Services                                        731
Multi-line Insurance - 0.0%                                                _____________________________________________________________________
American Financial Group                       1,232             30
                                                       ______________      Paper & Related Products - 0.3%
                                                                           International Paper                           24,691            464
Total Multi-line Insurance                                       30        MeadWestvaco                                   5,956            116
_____________________________________________________________________                                                             ______________

Multimedia - 0.7%                                                          Total Paper & Related Products                                  580
McGraw-Hill                                      316             10        _____________________________________________________________________
Walt Disney (B)                               47,417          1,191
                                                       ______________

Total Multimedia                                              1,201
_____________________________________________________________________

                                                                 10

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Pharmacy Services - 0.0%                                                   Retail-Discount - 1.8%
Express Scripts*                                   1   $          -        Big Lots*                                     41,913   $        966
                                                       ______________      BJ's Wholesale Club*                          13,633            455
                                                                           Costco Wholesale (B)                          28,938          1,432
Total Pharmacy Services                                           -        Target                                             1              -
_____________________________________________________________________      Wal-Mart Stores                                7,761            387
                                                                                                                                  ______________
Real Estate Operation/Development - 0.0%
Forest City Enterprises, Cl A                  3,396             24        Total Retail-Discount                                         3,240
                                                       ______________      _____________________________________________________________________

Total Real Estate Operation/Development                          24        Retail-Drug Store - 0.8%
_____________________________________________________________________      Walgreen (B)                                  46,227          1,435
                                                                                                                                  ______________
REITs-Hotels - 0.1%
Hospitality Properties Trust                  10,550            167        Total Retail-Drug Store                                       1,435
                                                       ______________      _____________________________________________________________________

Total REITs-Hotels                                              167        Retail-Mail Order - 0.3%
_____________________________________________________________________      Williams-Sonoma                               43,303            609
                                                                                                                                  ______________
REITs-Office Property - 0.3%
Alexandria Real Estate Equities               14,674            559        Total Retail-Mail Order                                         609
                                                       ______________      _____________________________________________________________________

Total REITs-Office Property                                     559        Retail-Major Department Store - 0.2%
_____________________________________________________________________      JC Penney                                      9,588            289
                                                                                                                                  ______________
REITs-Storage - 0.5%
Public Storage (B)                            13,502            980        Total Retail-Major Department Store                             289
                                                       ______________      _____________________________________________________________________

Total REITs-Storage                                             980        Retail-Restaurants - 0.9%
_____________________________________________________________________      Brinker International                         32,201            536
                                                                           Starbucks*                                    61,907          1,096
Retail-Apparel/Shoe - 0.7%                                                                                                        ______________
Foot Locker                                        1              -
Gap (B)                                       46,162            753        Total Retail-Restaurants                                      1,632
Guess?                                        18,076            525        _____________________________________________________________________
                                                       ______________
                                                                           S&L/Thrifts-Eastern US - 0.4%
Total Retail-Apparel/Shoe                                     1,278        Hudson City Bancorp                           44,896            631
_____________________________________________________________________                                                             ______________

Retail-Automobile - 0.1%                                                   Total S&L/Thrifts-Eastern US                                    631
Carmax*                                       11,275            182        _____________________________________________________________________
                                                       ______________
                                                                           Semiconductor Components-Integrated Circuits - 0.0%
Total Retail-Automobile                                         182        Marvell Technology Group*                          1              -
_____________________________________________________________________                                                             ______________

Retail-Bookstore - 0.1%                                                    Total Semiconductor Components-Integrated Circuits                -
Barnes & Noble                                 9,435            217        _____________________________________________________________________
                                                       ______________
                                                                           Super-Regional Banks-US - 2.1%
Total Retail-Bookstore                                          217        US Bancorp (B)                               165,097          3,370
_____________________________________________________________________      Wells Fargo (B)                               16,141            395
                                                                                                                                  ______________
Retail-Building Products - 0.0%
Lowe's                                             1              -        Total Super-Regional Banks-US                                 3,765
                                                       ______________      _____________________________________________________________________

Total Retail-Building Products                                    -        Telecommunications Equipment-Fiber Optics - 2.2%
_____________________________________________________________________      Corning (B)                                  227,419          3,866
                                                                                                                                  ______________
Retail-Computer Equipment - 0.2%
GameStop, Cl A*                               15,266            334        Total Telecommunications Equipment-Fiber Optics               3,866
                                                       ______________      _____________________________________________________________________

Total Retail-Computer Equipment                                 334        Telephone-Integrated - 3.4%
_____________________________________________________________________      AT&T (B)                                     164,118          4,305
                                                                           Sprint Nextel* (B)                           430,377          1,722
Retail-Consumer Electronics - 0.2%                                                                                                ______________
RadioShack                                    26,298            408
                                                       ______________      Total Telephone-Integrated                                    6,027
                                                                           _____________________________________________________________________
Total Retail-Consumer Electronics                               408
_____________________________________________________________________      Tobacco - 2.0%
                                                                           Philip Morris International (B)               77,884          3,629
                                                                                                                                  ______________

                                                                           Total Tobacco                                                 3,629
                                                                           _____________________________________________________________________

                                                                 11

OLD MUTUAL ANALYTIC FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

                                        Shares/Face
Description                             Amount (000)    Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Transport-Rail - 0.1%                                                      Auto-Medium & Heavy Duty Trucks - (0.1)%
CSX                                            3,296   $        132        Oshkosh                                       (5,671)  $       (156)
                                                       ______________                                                             ______________

Total Transport-Rail                                            132        Total Auto-Medium & Heavy Duty Trucks                          (156)
_____________________________________________________________________      _____________________________________________________________________

Transport-Services - 0.1%                                                  Broadcast Services/Programming - (0.5)%
United Parcel Service, Cl B                    2,491            134        Liberty Media - Capital, Ser A*              (63,479)          (926)
                                                       ______________                                                             ______________

Total Transport-Services                                        134        Total Broadcast Services/Programming                           (926)
_____________________________________________________________________      _____________________________________________________________________

Web Portals/ISP - 0.8%                                                     Building & Construction Products-Miscellaneous - (0.2)%
Google, Cl A* (B)                              2,113            936        Owens Corning*                               (14,879)          (273)
Yahoo!* (B)                                   31,055            445                                                               ______________
                                                       ______________
                                                                           Total Building & Construction Products-Miscellaneous           (273)
Total Web Portals/ISP                                         1,381        _____________________________________________________________________
_____________________________________________________________________
                                                                           Building Products-Cement/Aggregate - (0.0)%
Wireless Equipment - 2.4%                                                  Eagle Materials                               (2,112)           (58)
Motorola (B)                                 246,430          1,764                                                               ______________
QUALCOMM                                      55,346          2,558
                                                       ______________      Total Building Products-Cement/Aggregate                        (58)
                                                                           _____________________________________________________________________
Total Wireless Equipment                                      4,322
                                                       ______________      Building-Residential/Commercial - (0.2)%
                                                                           KB Home                                           (1)             -
Total Common Stock (Cost $164,685)                          194,971        MDC Holdings                                  (3,587)          (126)
_____________________________________________________________________      Toll Brothers*                               (16,212)          (317)
                                                                                                                                  ______________
U.S. Treasury Obligations - 7.8%
United States Treasury Bill                                                Total Building-Residential/Commercial                          (443)
     0.336%, 05/06/2010 (C)                $  13,810         13,773        _____________________________________________________________________
                                                       ______________
                                                                           Commercial Banks-Central US - (0.0)%
Total U.S. Treasury Obligations (Cost $13,775)               13,773        Marshall & Ilsley                               (139)            (1)
_____________________________________________________________________                                                             ______________

Money Market Fund - 3.0%                                                   Total Commercial Banks-Central US                                (1)
Dreyfus Cash Management Fund,                                              _____________________________________________________________________
     Institutional Class, 0.329% (A)       5,366,579          5,367
                                                       ______________      Commercial Banks-Southern US - (0.3)%
                                                                           First Horizon National*                      (39,327)          (504)
Total Money Market Fund (Cost $5,367)                         5,367                                                               ______________
_____________________________________________________________________
                                                                           Total Commercial Banks-Southern US                             (504)
Total Investments - 120.7% (Cost $183,827)                  214,111        _____________________________________________________________________
_____________________________________________________________________
                                                                           Commercial Banks-Western US - (0.1)%
Securities Sold Short - (18.3)%                                            Zions Bancorporation                         (10,449)          (142)
Advertising Sales - (0.0)%                                                                                                        ______________
Clear Channel Outdoor Holdings, Cl A*         (4,315)           (25)
                                                       ______________      Total Commercial Banks-Western US                              (142)
                                                                           _____________________________________________________________________
Total Advertising Sales                                         (25)
_____________________________________________________________________      Commercial Services - (0.3)%
                                                                           Weight Watchers International                (19,154)          (534)
Aerospace/Defense - (0.1)%                                                                                                        ______________
TransDigm Group*                              (6,344)          (243)
                                                       ______________      Total Commercial Services                                      (534)
                                                                           _____________________________________________________________________
Total Aerospace/Defense                                        (243)
_____________________________________________________________________      Computers-Integrated Systems - (0.0)%
                                                                           Brocade Communications Systems*               (3,190)           (25)
Aerospace/Defense-Equipment - (0.2)%                                                                                              ______________
BE Aerospace*                                (20,754)          (335)
                                                       ______________      Total Computers-Integrated Systems                              (25)
                                                                           _____________________________________________________________________
Total Aerospace/Defense-Equipment                              (335)
_____________________________________________________________________      Consumer Products-Miscellaneous - (0.1)%
                                                                           Jarden*                                      (10,731)          (265)
Airlines - (0.1)%                                                                                                                 ______________
Delta Air Lines*                             (31,999)          (222)
                                                       ______________      Total Consumer Products-Miscellaneous                          (265)
                                                                           _____________________________________________________________________
Total Airlines                                                 (222)
_____________________________________________________________________      Diagnostic Kits - (0.3)%
                                                                           Inverness Medical Innovations*               (16,840)          (567)
Applications Software - (0.3)%                                                                                                    ______________
Nuance Communications*                       (45,733)          (604)
                                                       ______________      Total Diagnostic Kits                                          (567)
                                                                           _____________________________________________________________________
Total Applications Software                                    (604)
_____________________________________________________________________

                                                                 12

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Dialysis Centers - (0.2)%                                                  Machinery-General Industry - (0.2)%
DaVita*                                       (6,732)  $       (335)       Manitowoc                                    (70,635)  $       (437)
                                                       ______________                                                             ______________

Total Dialysis Centers                                         (335)       Total Machinery-General Industry                               (437)
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Semiconductors - (0.7)%                              Medical-Biomedical/Genetic - (0.8)%
International Rectifier*                     (24,530)          (406)       Dendreon*                                     (8,409)          (204)
Rambus*                                      (45,810)          (776)       United Therapeutics*                          (2,215)          (205)
                                                       ______________      Vertex Pharmaceuticals*                      (26,557)          (956)
                                                                                                                                  ______________
Total Electronic Components-Semiconductors                   (1,182)
_____________________________________________________________________      Total Medical-Biomedical/Genetic                             (1,365)
                                                                           _____________________________________________________________________
Electronic Measuring Instruments - (0.2)%
Itron*                                        (5,582)          (291)       Medical-Drugs - (0.9)%
                                                       ______________      King Pharmaceuticals*                       (144,959)        (1,315)
                                                                           Valeant Pharmaceuticals International*        (8,529)          (220)
Total Electronic Measuring Instruments                         (291)                                                              ______________
_____________________________________________________________________
                                                                           Total Medical-Drugs                                          (1,535)
Finance-Auto Loans - (0.2)%                                                _____________________________________________________________________
AmeriCredit*                                 (17,521)          (275)
                                                       ______________      Medical-Generic Drugs - (0.1)%
                                                                           Perrigo                                       (4,105)          (111)
Total Finance-Auto Loans                                       (275)                                                              ______________
_____________________________________________________________________
                                                                           Total Medical-Generic Drugs                                    (111)
Finance-Consumer Loans - (0.4)%                                            _____________________________________________________________________
SLM*                                         (82,376)          (732)
Student Loan                                    (499)           (22)       Multi-line Insurance - (0.9)%
                                                       ______________      Genworth Financial, Cl A                     (66,275)          (457)
                                                                           Hartford Financial Services Group            (46,772)          (771)
Total Finance-Consumer Loans                                   (754)       XL Capital, Cl A                             (28,684)          (404)
_____________________________________________________________________                                                             ______________

Finance-Investment Banker/Broker - (0.5)%                                  Total Multi-line Insurance                                   (1,632)
Greenhill                                     (1,227)           (92)       _____________________________________________________________________
Jefferies Group                              (27,822)          (636)
Lazard, Cl A                                  (6,660)          (246)       Multimedia - (0.3)%
                                                       ______________      Liberty Media - Entertainment, Ser A*        (17,927)          (501)
                                                                                                                                  ______________
Total Finance-Investment Banker/Broker                         (974)
_____________________________________________________________________      Total Multimedia                                               (501)
                                                                           _____________________________________________________________________
Finance-Other Services - (0.0)%
NASDAQ OMX Group*                                 (1)             -        Oil Companies-Exploration & Production - (2.1)%
                                                       ______________      Forest Oil*                                   (9,575)          (161)
                                                                           Mariner Energy*                               (2,491)           (30)
Total Finance-Other Services                                      -        Newfield Exploration*                        (13,221)          (520)
_____________________________________________________________________      Plains Exploration & Production*             (68,973)        (1,976)
                                                                           Quicksilver Resources*                       (73,746)          (845)
Hospital Beds/Equipment - (0.3)%                                           SandRidge Energy*                            (15,350)          (144)
Kinetic Concepts*                            (17,551)          (555)                                                              ______________
                                                       ______________
                                                                           Total Oil Companies-Exploration & Production                 (3,676)
Total Hospital Beds/Equipment                                  (555)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil-Field Services - (0.1)%
Investment Management/Advisory Services - (0.9)%                           Helix Energy Solutions Group*                (12,123)          (127)
Affiliated Managers Group*                    (3,169)          (209)                                                              ______________
Ameriprise Financial                         (14,453)          (402)
Legg Mason                                   (32,767)          (922)       Total Oil-Field Services                                       (127)
                                                       ______________      _____________________________________________________________________

Total Investment Management/Advisory Services                (1,533)       Pipelines - (1.1)%
_____________________________________________________________________      El Paso                                     (184,686)        (1,858)
                                                                           Oneok                                         (4,446)          (147)
Life/Health Insurance - (0.5)%                                                                                                    ______________
Lincoln National                              (4,806)          (102)
Protective Life                              (31,853)          (476)       Total Pipelines                                              (2,005)
Prudential Financial                          (8,348)          (370)       _____________________________________________________________________
                                                       ______________

Total Life/Health Insurance                                    (948)
_____________________________________________________________________

                                                                 13

OLD MUTUAL ANALYTIC FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

                                                                                                                      Shares/
Description                               Shares        Value (000)        Description                              Contracts      Value (000)
_____________________________________________________________________      _____________________________________________________________________

Property/Casualty Insurance - (0.2)%                                       Transport-Marine - (0.1)%
Markel*                                       (1,098)  $       (346)       Teekay                                        (9,268)  $       (165)
OneBeacon Insurance Group, Cl A               (6,895)           (78)                                                              ______________
                                                       ______________
                                                                           Total Transport-Marine                                         (165)
Total Property/Casualty Insurance                              (424)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Water - (0.0)%
Real Estate Management/Services - (0.3)%                                   American Water Works                              (1)             -
CB Richard Ellis Group, Cl A*                (42,189)          (460)                                                              ______________
                                                       ______________
                                                                           Total Water                                                       -
Total Real Estate Management/Services                          (460)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Wireless Equipment - (0.6)%
REITs-Apartments - (0.0)%                                                  SBA Communications, Cl A*                    (40,224)        (1,049)
Apartment Investment &                                                                                                            ______________
     Management, Cl A                         (7,859)           (74)
UDR                                               (1)             -        Total Wireless Equipment                                     (1,049)
                                                       ______________      _____________________________________________________________________

Total REITs-Apartments                                          (74)       X-Ray Equipment - (0.7)%
_____________________________________________________________________      Hologic*                                     (79,689)        (1,171)
                                                                                                                                  ______________
REITs-Regional Malls - (0.2)%
Taubman Centers                              (16,350)          (435)       Total X-Ray Equipment                                        (1,171)
                                                       ______________                                                             ______________

Total REITs-Regional Malls                                     (435)       Total Securities Sold Short
_____________________________________________________________________           (Proceeds received $(28,500))                          (32,550)
                                                                           _____________________________________________________________________
Retail-Auto Parts - (0.2)%
AutoZone*                                     (1,606)          (247)       Written Option Contracts - (4.5)%
O'Reilly Automotive*                          (1,878)           (76)       NYSE Arca Pharmaceutical Index
                                                       ______________           August 2009, 100 Call
                                                                                Strike Price: $250*                        (100)          (310)
Total Retail-Auto Parts                                        (323)       ISE SINdex
_____________________________________________________________________           August 2009, 100 Call
                                                                                Strike Price: $90*                         (535)          (391)
S&L/Thrifts-Western US - (0.1)%                                            ISE U.S. Regional Banks Index
Washington Federal                           (10,974)          (153)            August 2009, 100 Call
                                                       ______________           Strike Price: $17.5*                     (9,405)          (705)
                                                                           KBW Bank Index
Total S&L/Thrifts-Western US                                   (153)            August 2009, 100 Call
_____________________________________________________________________           Strike Price: $40*                       (4,835)          (822)
                                                                           Morgan Stanley Cyclical Index
Semiconductor Components-Integrated Circuits - (1.1)%                           August 2009, 100 Call
Cypress Semiconductor*                      (144,456)        (1,534)            Strike Price: $640*                        (220)        (1,098)
Linear Technology                            (17,080)          (459)       S&P 400 Midcap Index
                                                       ______________           August 2009, 100 Call
                                                                                Strike Price: $600*                        (350)        (1,127)
Total Semiconductor Components-Integrated Circuits           (1,993)       S&P 500 Index
_____________________________________________________________________           August 2009, 100 Call
                                                                                Strike Price: $1,000*                      (465)          (767)
Semiconductor Equipment - (0.6)%                                           S&P 500 Index
Lam Research*                                (32,594)          (980)            August 2009, 100 Call
                                                       ______________           Strike Price: $975*                        (200)          (544)
                                                                           S&P 500 Index
Total Semiconductor Equipment                                  (980)            August 2009, 100 Call
_____________________________________________________________________           Strike Price: $990*                        (200)          (360)
                                                                           S&P 600 Small Cap Index
Super-Regional Banks-US - (0.4)%                                                Aug 2009, 100 Call
Capital One Financial                           (776)           (24)            Strike Price: $265*                        (570)        (1,778)
Comerica                                     (13,872)          (331)                                                              ______________
Huntington Bancshares                        (84,187)          (344)
                                                       ______________      Total Written Option Contracts
                                                                                (Proceeds received $(4,152))                            (7,902)
Total Super-Regional Banks-US                                  (699)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Other Assets and Liabilities, Net - 2.1%                      3,670
Telecommunications Equipment-Fiber Optics - (0.4)%                         _____________________________________________________________________
Ciena*                                       (71,035)          (793)
                                                       ______________      Total Net Assets - 100.0%                              $    177,329
                                                                           _____________________________________________________________________
Total Telecommunications Equipment-Fiber Optics                (793)
_____________________________________________________________________

Therapeutics - (0.2)%
BioMarin Pharmaceutical*                     (16,590)          (272)
                                                       ______________

Total Therapeutics                                             (272)
_____________________________________________________________________

                                                                 14

The Fund had the following futures contracts open as of July 31, 2009:

                                                                                                                                 Unrealized
                                                                             Contract                                           Appreciation
Contract                                            Number of                 Value                  Expiration                (Depreciation)
Description                                         Contracts                 (000)                     Date                        (000)
________________________________                   ___________              __________              ____________               ______________

Long Positions:
   AEX Index Future                                     175                  $ 14,088                08/21/2009                   $ 1,571
   CAC 40 Index Future                                  371                    18,098                08/21/2009                     1,481
   CBOE Volatility Index Future                         162                     4,415                08/18/2009                      (425)
   DAX Index Future                                      37                     7,043                09/18/2009                       632
   IBEX 35 Index Future                                 120                    18,521                08/21/2009                     2,077
   S&P 500 EMINI Index Future                           115                     5,660                09/18/2009                       198
   TOPIX Index Future                                    79                     7,977                09/10/2009                       307
Short Positions:
   FTSE 100 Index Future                               (236)                  (18,040)               09/18/2009                    (1,318)
   Hang Seng Index Future                               (17)                   (2,233)               08/28/2009                       (30)
   OMXS30 Index Future                               (1,027)                  (12,549)               08/21/2009                    (1,189)
   S&P/TSE 60 Index Future                              (82)                   (9,937)               09/17/2009                      (165)
   S&P MIB Index Future                                 (66)                   (9,691)               09/18/2009                      (543)
   SPI 200 Index Future                                (164)                  (14,426)               09/17/2009                      (819)
                                                                                                                                  _______

                                                                                                                                  $ 1,777
                                                                                                                                  _______

As of July 31, 2009, the Fund had the following forward foreign currency contracts outstanding:

                                                                                                                                 Unrealized
                                                                                                                                Appreciation
                                                    Settlement                Currency                  Currency               (Depreciation)
Counterparty                                           Date                   to Deliver               to Receive                   (000)
________________________                            __________             ________________        __________________          ______________

Morgan Stanley & Co Inc                              09/16/09              USD  (34,077,281)       AUD     42,000,000             $   911
Morgan Stanley & Co Inc                              09/16/09              USD  (20,718,288)       CAD     24,000,000               1,570
Morgan Stanley & Co Inc                              09/16/09              USD   (2,803,240)       EUR      2,000,000                  47
Morgan Stanley & Co Inc                              09/16/09              USD   (8,267,990)       GBP      5,000,000                  82
Morgan Stanley & Co Inc                              09/16/09              USD  (18,625,559)       JPY  1,800,000,000                 409
Morgan Stanley & Co Inc                              09/16/09              USD  (12,542,110)       NZD     20,000,000                 654
Morgan Stanley & Co Inc                              09/16/09              USD  (35,126,978)       SEK    270,000,000               2,315
Morgan Stanley & Co Inc                              09/16/09              CAD  (39,000,000)       USD     35,501,343                (718)
Morgan Stanley & Co Inc                              09/16/09              EUR  (26,000,000)       USD     36,565,932                (489)
Morgan Stanley & Co Inc                              09/16/09              GBP   (1,000,000)       USD      1,634,058                 (36)
Morgan Stanley & Co Inc                              09/16/09              NOK (150,000,000)       USD     23,340,306              (1,112)
Morgan Stanley & Co Inc                              09/16/09              NZD  (34,000,000)       USD     21,814,774                (619)
Morgan Stanley & Co Inc                              09/16/09              SEK  (40,000,000)       USD      5,160,358                (387)
                                                                                                                                  _______

                                                                                                                                  $ 2,627
                                                                                                                                  _______

For descriptions of abbreviations and footnotes, please refer to page 57.

                                                                 15

OLD MUTUAL ANALYTIC FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

Other Information:

The Fund invested in various derivative instruments during the year ended July 31, 2009. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. Refer to Note 2 in the
Notes to Financial Statements for further discussion about these risks and the objectives for utilizing derivative instruments. The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of
Assets and Liabilities and Statement of Operations are presented in the tables below.

The fair value of derivative instruments as of July 31, 2009 by risk category:

                                                                        Asset Derivatives                             Liability Derivatives
                                                        ____________________________________________________________________________________________

                                                              Statement of Asset                               Statement of Asset
Derivatives not designated as hedging instruments,              and Liabilities            Fair Value           and Liabilities           Fair Value
carried at fair value                                              Location                  (000)                 Location                 (000)
____________________________________________________________________________________________________________________________________________________

                                                        Variation Margin Receivable on                    Variation Margin Payable on
   Equity contracts                                        Futures Contracts                $ 6,266†         Futures Contracts            $ (4,489)†

                                                                                                          Written Option Contracts,
   Equity contracts                                                                               -          at Value                       (7,902)

   Foreign exchange contracts                           Unrealized Gain on Forward                        Unrealized Loss on Forward
                                                           Foreign Currency Contracts         5,988          Foreign Currency Contracts     (3,361)
                                                                                            _______                                       ________

Total                                                                                        12,254                                        (15,752)
                                                                                            _______                                       ________

† Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2009 are as follows (000):

                                        Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
____________________________________________________________________________________________________________________________________________________

                                                                                     Forward Foreign             Written
Derivatives not designated as hedging instruments,               Futures                Currency                 Option
carried at fair value                                           Contracts               Contracts               Contracts               Total
____________________________________________________________________________________________________________________________________________________

   Equity contracts                                             $(20,572)               $      -                 $17,101              $ (3,471)
   Foreign exchange contracts                                      7,139                 (27,825)                      -               (20,686)
                                                                ________                ________                 _______              ________

Total                                                           $(13,433)               $(27,825)                $17,101              $(24,157)
                                                                ________                ________                 _______              ________

                                Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
____________________________________________________________________________________________________________________________________________________

                                                                                     Forward Foreign             Written
Derivatives not designated as hedging instruments,               Futures                Currency                 Option
carried at fair value                                           Contracts               Contracts               Contracts               Total
____________________________________________________________________________________________________________________________________________________

   Equity contracts                                              $7,839                 $     -                  $(1,387)              $ 6,452
   Foreign exchange contracts                                         -                  (5,142)                       -                (5,142)
                                                                 ______                 _______                  _______               _______

Total                                                            $7,839                 $(5,142)                 $(1,387)              $ 1,310
                                                                 ______                 _______                  _______               _______

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

                                                                 16

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of July 31, 2009 in valuing the Fund's net assets were as follows (000):

                               Description                                            Level 1       Level 2      Level 3     Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                                      $194,971       $     -         $-     $194,971
   U.S. Treasury Obligations                                                                -        13,773          -       13,773
   Money Market Fund                                                                    5,367             -          -        5,367
Securities Sold Short
   Securities Sold Short                                                              (32,550)            -          -      (32,550)
Other Financial Instruments
   Futures Contracts*                                                                   1,777             -          -        1,777
   Written Option Contracts                                                            (7,902)            -          -       (7,902)
   Forward Foreign Currency Contracts*                                                      -         2,627          -        2,627
____________________________________________________________________________________________________________________________________

Total Investments                                                                    $161,663       $16,400         $-     $178,063
____________________________________________________________________________________________________________________________________

* Futures contracts and forward foreign currency contracts are not reflected in the Schedule of Investments and are valued at the unrealized appreciation/depreciation of the instrument.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 17

OLD MUTUAL ANALYTIC GLOBAL FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    For the fiscal year ended July 31, 2009, the Old Mutual Analytic Global Fund (the "Fund") underperformed its benchmark, the
     MSCI World Index. The Fund's Class A shares posted a (32.49)% return at net asset value versus a (21.61)% return for the benchmark.

o    Sectors that detracted from relative performance included health care, consumer staples and industrials. On the contrary, energy, financials and materials were among the sectors that contributed positively to relative performance.

o    Long positions in Teck Resources (no longer a Fund holding), Apple and Yum! Brands were among the top contributors to relative performance for the period.

o    Long positions in Hitachi (no longer a Fund holding) and Procter & Gamble and a short position in Apartment Investment &
     Management (no longer a Fund holding) were among the top detractors from relative performance for the period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2009, the Old Mutual Analytic Global Fund (the "Fund") underperformed its benchmark, the
     MSCI World Index. The Fund's Class A shares posted a (32.49)% return at net asset value versus a (21.61)% return for the benchmark. Performance for all share classes can be found on page 20.

Q.   What investment environment did the Fund face during the past year?

A.   For the first seven months of the fiscal year, equities across the globe were down, but then proceeded to climb back up as investors applauded positive earnings from Citigroup, the U.S. Federal Reserve Board's stimulus efforts and the U.S.
     government's plan to unload toxic debt. As the credit markets improved and volatility levels fell, global equity prices rose significantly through the final five months of the fiscal year.

Q.   Which market factors influenced the Fund's relative performance?

A.   The equity portion of the Fund detracted from performance during the period. An overweight to companies with attractive profit margins and above-average earnings to price ratios contributed positively to performance. In addition, an underweight to companies with above-average analyst dispersion and book to price ratios also contributed positively. An overweight to companies with above-average return on assets and forward earnings to price ratios detracted from performance, as did an underweight to companies with above-average revenue growth and debt to equity ratios.

     Option positions detracted from performance during the period as the strong market rally that began in March 2009 erased options gains that were earned earlier in the period. Contracts on the S&P indexes, as well as oil and gas contracts, added value. On the contrary, contracts on the Russell indexes and contracts in the banking and housing sectors, detracted from performance.

     Global asset allocation contributed negatively to performance, with most of the underperformance occurring in the first half of the fiscal year. The major detractors were the currency positions and volatility components.

Q.   How did portfolio composition affect relative Fund performance?

A.   Sectors that detracted from performance included health care, consumer staples and industrials. On the contrary, energy, financials and materials were among the sectors that contributed positively to performance.

     Long positions in Teck Resources (no longer a Fund holding), Apple and Yum! Brands were among the top contributors for the period. Teck Resources, a mining company, saw its stock price rise when it entered into several financing deals allowing it to pay down debt. Computer hardware manufacturer, Apple, saw its stock price rise when its Chief Executive Officer went public with his health problems, alleviating investors' fears that he would step down. Yum! Brands, a restaurant company, saw its stock price rise when its revenue rose.

     Long positions in Hitachi (no longer a Fund holding) and Procter & Gamble and a short position in Apartment Investment &
     Management (no longer a Fund holding) were among the top detractors for the period. Hitachi, a Japanese electronics maker, announced that it was being investigated for alleged price fixing of power transformers. Consumer goods conglomerate, Procter &
     Gamble, was hurt due to disappointing earnings results. Apartment Investment & Management, a real estate investment manager with apartment complexes in 46 states, benefited due to the housing market crisis, as previous homeowners looked to rent.

Analytic Global Fund

                                                                 18

Top Ten Holdings*
as of July 31, 2009

United States Treasury Bill
0.336%, 05/06/2010                                                          8.2%
___________________________________________________________________________________

Apple                                                                       2.3%
___________________________________________________________________________________

Johnson & Johnson                                                           2.0%
___________________________________________________________________________________

General Dynamics                                                            1.9%
___________________________________________________________________________________

Raytheon                                                                    1.8%
___________________________________________________________________________________

Reed Elsevier                                                               1.6%
___________________________________________________________________________________

Vodafone Group                                                              1.5%
___________________________________________________________________________________

Yum! Brands                                                                 1.5%
___________________________________________________________________________________

Royal Dutch Shell, Cl A                                                     1.4%
___________________________________________________________________________________

Western Union                                                               1.4%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           23.6%
___________________________________________________________________________________

* Top Ten Holdings are all long positions.

Q.   What is the investment outlook for the global stock market?

A.   Analytic Investors, LLC ("Analytic"), the Fund's sub-adviser, intends to continue to emphasize companies with above-average earnings quality, measured through cash flow, as well as those companies with attractive book to price and sales to price ratios. Analytic also intends to continue to focus on companies with above-average asset turnover, while moving away from companies with attractive debt to equity ratios. Analytic also intends to de-emphasize those companies with above-average momentum and high analyst dispersion.

     Analytic's process is based on the fundamental belief that there is consistency in the types of characteristics investors prefer. If this belief holds true going forward, the Fund should benefit from being properly positioned towards stocks with characteristics favored by investors.

                                                                                                                Analytic Global Fund

                                                                 19

OLD MUTUAL ANALYTIC GLOBAL FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2009

____________________________________________________________________________________________________________________________________

                                                                                                                    Annualized
                                                                                     Inception         1 Year       Inception
                                                                                        Date           Return        to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                     05/31/06        (36.35)%       (14.24)%
Class A without load                                                                  05/31/06        (32.49)%       (12.62)%
Class C with load                                                                     05/31/06        (33.63)%       (13.31)%
Class C without load                                                                  05/31/06        (32.96)%       (13.31)%
Class Z                                                                               05/31/06        (32.31)%       (12.42)%
Institutional Class                                                                   05/31/06        (32.27)%       (12.25)%
MSCI World Index                                                                      05/31/06        (21.61)%        (5.22)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2008 prospectus) are 2.96% and 2.41%; 3.74% and 3.19%; 6.98% and 2.22%; and 3.18% and
1.91%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Analytic Global Fund, Class A	Old Mutual Analytic Global Fund, Class C	Old Mutual Analytic Global Fund, Class Z	Old Mutual Analytic Global Fund, Institutional Class	MSCI World Index
5/31/06	9,425	10,000	10,000	10,000	10,000
7/31/06	9,472	10,030	10,040	10,050	10,059
7/31/07	10,729	11,264	11,397	11,436	12,081
7/31/08	9,107	9,489	9,707	9,761	10,766
7/31/09	6,149	6,361	6,570	6,611	8,440

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 5/31/06 to an investment made in an unmanaged securities index on that date. The performance of the
Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock	42.8%
Foreign Common Stock	49.1%
U.S. Treasury Obligations	8.1%

                                                                 20

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 55.1%                                                       Consumer Products-Miscellaneous - 0.6%
Aerospace/Defense - 5.5%                                                   Clorox                                            500  $         31
Boeing                                            200  $          9                                                               ______________
General Dynamics                                2,200           122
Lockheed Martin (B)                               400            30        Total Consumer Products-Miscellaneous                            31
Raytheon                                        2,444           115        _____________________________________________________________________
                                                       ______________
                                                                           Containers-Metal/Glass - 0.5%
Total Aerospace/Defense                                         276        Owens-Illinois*                                   700            24
_____________________________________________________________________                                                             ______________

Apparel Manufacturers - 0.3%                                               Total Containers-Metal/Glass                                     24
Polo Ralph Lauren                                 200            13        _____________________________________________________________________
                                                       ______________
                                                                           Cosmetics & Toiletries - 0.7%
Total Apparel Manufacturers                                      13        Procter & Gamble                                  600            33
_____________________________________________________________________                                                             ______________

Auto-Cars/Light Trucks - 1.5%                                              Total Cosmetics & Toiletries                                     33
Ford Motor*                                     9,200            74        _____________________________________________________________________
                                                       ______________
                                                                           Data Processing/Management - 0.9%
Total Auto-Cars/Light Trucks                                     74        Dun & Bradstreet                                  600            43
_____________________________________________________________________                                                             ______________

Beverages-Non-Alcoholic - 0.2%                                             Total Data Processing/Management                                 43
Coca-Cola Enterprises                             500             9        _____________________________________________________________________
                                                       ______________
                                                                           Diversified Manufacturing Operations - 1.0%
Total Beverages-Non-Alcoholic                                     9        Tyco International                              1,700            51
_____________________________________________________________________                                                             ______________

Beverages-Wine/Spirits - 0.2%                                              Total Diversified Manufacturing Operations                       51
Brown-Forman, Cl B                                200             9        _____________________________________________________________________
                                                       ______________
                                                                           Electric Products-Miscellaneous - 0.5%
Total Beverages-Wine/Spirits                                      9        Emerson Electric                                  700            25
_____________________________________________________________________                                                             ______________

Cable/Satellite TV - 0.8%                                                  Total Electric Products-Miscellaneous                            25
DISH Network, Cl A*                             1,700            29        _____________________________________________________________________
Time Warner Cable                                 300            10
                                                       ______________      Electric-Integrated - 0.4%
                                                                           Allegheny Energy                                  400            10
Total Cable/Satellite TV                                         39        Exelon                                            200            10
_____________________________________________________________________                                                             ______________

Chemicals-Diversified - 0.4%                                               Total Electric-Integrated                                        20
FMC                                               400            19        _____________________________________________________________________
                                                       ______________
                                                                           Electronic Components-Semiconductors - 1.9%
Total Chemicals-Diversified                                      19        Intel                                           2,400            46
_____________________________________________________________________      Texas Instruments (B)                           2,100            50
                                                                                                                                  ______________
Coal - 0.4%
Peabody Energy                                    600            20        Total Electronic Components-Semiconductors                       96
                                                       ______________      _____________________________________________________________________

Total Coal                                                       20        Electronic Measuring Instruments - 0.2%
_____________________________________________________________________      FLIR Systems*                                     400             9
                                                                                                                                  ______________
Commercial Services-Finance - 3.0%
Automatic Data Processing                         700            26        Total Electronic Measuring Instruments                            9
Moody's                                         1,200            29        _____________________________________________________________________
Western Union                                   5,300            93
                                                       ______________      Engineering/R&D Services - 1.2%
                                                                           Fluor                                             700            37
Total Commercial Services-Finance                               148        Jacobs Engineering Group*                         500            21
_____________________________________________________________________                                                             ______________

Computers - 4.0%                                                           Total Engineering/R&D Services                                   58
Apple*                                            900           147        _____________________________________________________________________
Dell*                                           1,200            16
Hewlett-Packard                                   800            35        Finance-Other Services - 0.6%
                                                       ______________      NASDAQ OMX Group* (B)                           1,500            32
                                                                                                                                  ______________
Total Computers                                                 198
_____________________________________________________________________      Total Finance-Other Services                                     32
                                                                           _____________________________________________________________________
Computers-Memory Devices - 0.9%
Seagate Technology                              3,600            43        Home Decoration Products - 0.2%
                                                       ______________      Newell Rubbermaid                                 700             9
                                                                                                                                  ______________
Total Computers-Memory Devices                                   43
_____________________________________________________________________      Total Home Decoration Products                                    9
                                                                           _____________________________________________________________________

                                                                 21

OLD MUTUAL ANALYTIC GLOBAL FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Insurance Brokers - 0.2%                                                   Oil & Gas Drilling - 1.1%
AON (B)                                           300  $         12        Diamond Offshore Drilling                         400  $         36
                                                       ______________      Noble                                             600            20
                                                                                                                                  ______________
Total Insurance Brokers                                          12
_____________________________________________________________________      Total Oil & Gas Drilling                                         56
                                                                           _____________________________________________________________________
Investment Management/Advisory Services - 4.3%
Ameriprise Financial                            1,000            28        Oil Companies-Integrated - 0.6%
BlackRock                                         400            76        Exxon Mobil                                       400            28
Franklin Resources                                400            35                                                               ______________
T Rowe Price Group                              1,600            75
                                                       ______________      Total Oil Companies-Integrated                                   28
                                                                           _____________________________________________________________________
Total Investment Management/Advisory Services                   214
_____________________________________________________________________      Oil Field Machinery & Equipment - 0.2%
                                                                           National Oilwell Varco*                           300            11
Life/Health Insurance - 2.2%                                                                                                      ______________
Aflac                                             900            34
Lincoln National                                  500            11        Total Oil Field Machinery & Equipment                            11
Prudential Financial                              200             9        _____________________________________________________________________
Torchmark                                       1,200            47
Unum Group                                        500             9        Research & Development - 0.5%
                                                       ______________      Pharmaceutical Product Development (B)          1,100            23
                                                                                                                                  ______________
Total Life/Health Insurance                                     110
_____________________________________________________________________      Total Research & Development                                     23
                                                                           _____________________________________________________________________
Medical Products - 7.0%
Covidien                                        2,400            91        Retail-Apparel/Shoe - 0.6%
Johnson & Johnson                               2,100           128        Gap (B)                                         1,700            28
Stryker (B)                                     2,100            82                                                               ______________
Varian Medical Systems*                         1,000            35
Zimmer Holdings*                                  300            14        Total Retail-Apparel/Shoe                                        28
                                                       ______________      _____________________________________________________________________

Total Medical Products                                          350        Retail-Auto Parts - 0.6%
_____________________________________________________________________      Advance Auto Parts                                700            32
                                                                                                                                  ______________
Medical-Biomedical/Genetic - 1.0%
Biogen Idec*                                      300            14        Total Retail-Auto Parts                                          32
Gilead Sciences*                                  700            34        _____________________________________________________________________
                                                       ______________
                                                                           Retail-Building Products - 0.9%
Total Medical-Biomedical/Genetic                                 48        Lowe's                                          2,100            47
_____________________________________________________________________                                                             ______________

Medical-Drugs - 1.7%                                                       Total Retail-Building Products                                   47
Forest Laboratories*                            2,800            72        _____________________________________________________________________
Merck                                             500            15
                                                       ______________      Retail-Computer Equipment - 0.3%
                                                                           GameStop, Cl A*                                   700            15
Total Medical-Drugs                                              87                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Computer Equipment                                  15
Metal-Iron - 0.2%                                                          _____________________________________________________________________
Cliffs Natural Resources                          300             8
                                                       ______________      Retail-Discount - 0.7%
                                                                           Costco Wholesale                                  500            25
Total Metal-Iron                                                  8        Wal-Mart Stores                                   200            10
_____________________________________________________________________                                                             ______________

Multimedia - 1.5%                                                          Total Retail-Discount                                            35
Time Warner                                     2,900            77        _____________________________________________________________________
                                                       ______________
                                                                           Retail-Drug Store - 1.4%
Total Multimedia                                                 77        CVS Caremark                                    2,100            70
_____________________________________________________________________                                                             ______________

Office Automation & Equipment - 0.6%                                       Total Retail-Drug Store                                          70
Pitney Bowes                                    1,500            31        _____________________________________________________________________
                                                       ______________
                                                                           Retail-Major Department Store - 0.2%
Total Office Automation & Equipment                              31        Sears Holdings* (B)                               200            13
_____________________________________________________________________                                                             ______________

                                                                           Total Retail-Major Department Store                              13
                                                                           _____________________________________________________________________

                                                                           Retail-Restaurants - 1.9%
                                                                           Yum! Brands                                     2,700            96
                                                                                                                                  ______________

                                                                           Total Retail-Restaurants                                         96
                                                                           _____________________________________________________________________

                                                                 22

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Semiconductor Components-Integrated Circuits - 0.7%                        Finland - 0.8%
Maxim Integrated Products                       2,000  $         35        Fortum Oyj                                      1,640  $         38
                                                       ______________                                                             ______________

Total Semiconductor                                                        Total Finland                                                    38
     Components-Integrated Circuits                              35        _____________________________________________________________________
_____________________________________________________________________
                                                                           France - 4.2%
Telecommunications Equipment - 0.2%                                        Alstom                                            485            33
Harris (B)                                        300             9        Gecina                                            259            21
                                                       ______________      L'Oreal                                         1,033            90
                                                                           PagesJaunes Groupe (B)                          6,103            66
Total Telecommunications Equipment                                9                                                               ______________
_____________________________________________________________________
                                                                           Total France                                                    210
Transportation-Services - 0.6%                                             _____________________________________________________________________
Expeditors International
     of Washington                                900            31        Germany - 2.6%
                                                       ______________      Deutsche Bank                                     241            16
                                                                           Deutsche Post                                   1,242            20
Total Transportation-Services                                    31        E.ON                                            2,429            92
                                                       ______________                                                             ______________

Total Common Stock (Cost $2,404)                              2,745        Total Germany                                                   128
_____________________________________________________________________      _____________________________________________________________________

Foreign Common Stock - 63.2%                                               Hong Kong - 0.7%
Australia - 4.4%                                                           Henderson Land Development (B)                  5,000            33
Bendigo and Adelaide Bank (B)                   5,176            35                                                               ______________
BHP Billiton (B)                                1,586            50
CFS Retail Property Trust (B)                   6,154             9        Total Hong Kong                                                  33
CSL (B)                                         1,134            29        _____________________________________________________________________
Goodman Group (B)                              22,517            10
Orica (B)                                       1,301            24        Italy - 0.4%
Wesfarmers                                      2,791            60        ACEA SpA (B)                                    1,986            23
                                                       ______________                                                             ______________

Total Australia                                                 217        Total Italy                                                      23
_____________________________________________________________________      _____________________________________________________________________

Austria - 1.7%                                                             Japan - 17.5%
OMV (B)                                           799            32        77 Bank (B)                                    10,000            59
Verbund, Cl A                                   1,125            55        Asahi Breweries (B)                             3,300            52
                                                       ______________      Astellas Pharma (B)                             1,000            38
                                                                           Bank of Kyoto (B)                               3,000            27
Total Austria                                                    87        Daito Trust Construction                          400            20
_____________________________________________________________________      Dena (B)                                            3             9
                                                                           FamilyMart                                        800            26
Belgium - 0.3%                                                             Fast Retailing                                    100            13
Fortis                                          4,013            15        INPEX                                               2            15
                                                       ______________      Iyo Bank                                        4,000            42
                                                                           Japan Steel Works (B)                           2,000            26
Total Belgium                                                    15        Japan Tobacco (B)                                  22            64
_____________________________________________________________________      Lawson                                            300            12
                                                                           Mitsubishi UFJ Financial                        6,500            40
Canada - 7.3%                                                              Nintendo (B)                                      200            54
Canadian Natural Resources                      1,100            66        Nippon Mining Holdings                         10,500            50
Canadian Oil Sands Trust                        1,200            30        Sony (B)                                          900            25
EnCana                                            700            38        Suruga Bank (B)                                 4,000            42
Goldcorp (B)                                    1,600            61        Takeda Pharmaceutical (B)                       1,800            72
Penn West Energy Trust (B)                      1,200            16        Tokio Marine Holdings                           1,300            37
Provident Energy Trust (B)                      3,800            19        Tokyo Steel Manufacturing                       1,200            13
Research In Motion* (B)                           600            46        Yahoo! Japan (B)                                  256            84
TELUS                                           3,000            87        Yamaguchi Financial Group (B)                   4,000            55
                                                       ______________                                                             ______________

Total Canada                                                    363        Total Japan                                                     875
_____________________________________________________________________      _____________________________________________________________________

Denmark - 1.6%
Novo Nordisk, Cl B (B)                          1,333            78
                                                       ______________

Total Denmark                                                    78
_____________________________________________________________________

                                                                 23

OLD MUTUAL ANALYTIC GLOBAL FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)                                                 Shares/Face
_____________________________________________________________________      Description                              Amount (000)   Value (000)
                                                                           _____________________________________________________________________
Netherlands - 2.9%
Aegon (B)                                       1,942  $         14        U.S. Treasury Obligations - 10.5%
Royal Dutch Shell, Cl A                         3,556            93        United States Treasury Bill
Unilever                                        1,339            36           0.336%, 05/06/2010 (C)                $       525   $       524
                                                       ______________                                                             ______________

Total Netherlands                                               143        Total U.S. Treasury Obligations
_____________________________________________________________________         (Cost $524)                                                 524
                                                                                                                                  ______________
New Zealand - 0.6%
Auckland International Airport (B)             25,888            29        Total Investments - 128.8% (Cost $5,808)                     6,420
                                                       ______________      _____________________________________________________________________

Total New Zealand                                                29        Domestic Securities Sold Short - (5.9)%
_____________________________________________________________________      Beverages-Non-Alcoholic - (0.1)%
                                                                           Dr Pepper Snapple Group*                        (300)           (7)
Norway - 0.4%                                                                                                                     ______________
Aker Solutions ASA (B)                          1,400            12
Renewable Energy* (B)                           1,000             8        Total Beverages-Non-Alcoholic                                   (7)
                                                       ______________      _____________________________________________________________________

Total Norway                                                     20        Electric-Integrated - (0.2)%
_____________________________________________________________________      Constellation Energy Group                      (300)           (9)
                                                                                                                                  ______________
Portugal - 1.2%
Banco Comercial Portugues, Cl R (B)            54,799            59        Total Electric-Integrated                                       (9)
                                                       ______________      _____________________________________________________________________

Total Portugal                                                   59        Medical-Biomedical/Genetic - (3.5)%
_____________________________________________________________________      Amylin Pharmaceuticals*                       (1,700)          (25)
                                                                           Celgene*                                        (600)          (34)
Singapore - 0.3%                                                           Charles River Laboratories
Singapore Telecommunications (B)                7,000            17           International*                             (1,600)          (53)
                                                       ______________      Vertex Pharmaceuticals*                       (1,800)          (65)
                                                                                                                                  ______________
Total Singapore                                                  17
_____________________________________________________________________      Total Medical-Biomedical/Genetic                              (177)
                                                                           _____________________________________________________________________
Spain - 5.3%
Banco Santander (B)                             4,208            61        Multimedia - (0.5)%
Banco Bilbao Vizcaya Argentaria                 1,362            22        Liberty Media - Entertainment, Ser A*           (900)          (25)
Gamesa Corp Tecnologica                           678            15                                                               ______________
Grifols (B)                                     1,833            33
Iberdrola                                       6,109            52        Total Multimedia                                               (25)
Repsol YPF (B)                                  3,526            82        _____________________________________________________________________
                                                       ______________
                                                                           Oil Companies-Exploration & Production - (1.2)%
Total Spain                                                     265        PetroHawk Energy*                               (400)          (10)
_____________________________________________________________________      Plains Exploration & Production*              (1,700)          (49)
                                                                                                                                  ______________
Sweden - 1.7%
SSAB, Cl B (B)                                  6,538            78        Total Oil Companies-Exploration & Production                   (59)
Telefonaktiebolaget LM Ericsson, Cl B (B)         885             9        _____________________________________________________________________
                                                       ______________
                                                                           REITs-Mortgage - (0.2)%
Total Sweden                                                     87        Annaly Capital Management                       (500)           (8)
_____________________________________________________________________                                                             ______________

Switzerland - 1.6%                                                         Total REITs-Mortgage                                            (8)
Credit Suisse Group (B)                           519            24        _____________________________________________________________________
Nestle (B)                                      1,382            57
                                                       ______________      Wireless Equipment - (0.2)%
                                                                           American Tower, Cl A*                           (300)          (10)
Total Switzerland                                                81                                                               ______________
_____________________________________________________________________
                                                                           Total Wireless Equipment                                       (10)
United Kingdom - 7.7%                                                                                                             ______________
AMEC (B)                                        4,119            48
Anglo American (B)                              1,182            38        Total Domestic Securities Sold
BAE Systems (B)                                 5,869            30           Short (Proceeds received $(247))                           (295)
Berkeley Group Holdings*                          988            14        _____________________________________________________________________
Man Group (B)                                   7,636            35
Reckitt Benckiser Group                           414            20        Foreign Securities Sold Short - (14.0)%
Reed Elsevier (B)                              14,266           100        Australia - (0.2)%
Vodafone Group (B)                             47,567            98        AXA Asia Pacific Holdings                     (2,475)           (9)
                                                       ______________                                                             ______________

Total United Kingdom                                            383        Total Australia                                                 (9)
                                                       ______________      _____________________________________________________________________

Total Foreign Common Stock (Cost $2,880)                      3,151        Belgium - (0.5)%
_____________________________________________________________________      Anheuser-Busch InBev                            (631)          (25)
                                                                                                                                  ______________

                                                                           Total Belgium                                                  (25)
                                                                           _____________________________________________________________________

                                                                 24

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Canada - (2.6)%                                                            Written Option Contracts - (4.5)%
Biovail                                        (1,300) $        (17)       AMEX Biotechnology Index
Canadian Pacific Railway                         (300)          (13)            August 2009, 100 Call
George Weston                                  (1,100)          (60)            Strike Price: $800*                           (5) $        (39)
Gerdau Ameristeel                              (1,200)           (8)       ISE-CCM Homeland Security Index
Ivanhoe Mines*                                 (1,600)          (13)            August 2009, 100 Call
Power Financial                                  (400)          (12)            Strike Price: $72.5*                         (25)           (7)
Yellow Pages Income Fund                       (1,800)           (8)       ISE SINdex
                                                       ______________           August 2009, 100 Call
                                                                                Strike Price: $95*                           (55)          (20)
Total Canada                                                   (131)       KBW Bank Index
_____________________________________________________________________           August 2009, 100 Call
                                                                                Strike Price: $40*                          (150)          (26)
France - (0.6)%                                                            Morgan Stanley Technology Index
Eutelsat Communications                          (710)          (20)            August 2009, 100 Call
Iliad                                             (92)          (10)            Strike Price: $480*                           (5)          (10)
                                                       ______________      NASDAQ-100 Index
                                                                                August 2009, 100 Call
Total France                                                    (30)            Strike Price: $1,425*                         (3)          (59)
_____________________________________________________________________      Philadelphia Oil Service Sector Index
                                                                                August 2009, 100 Call
Japan - (5.6)%                                                                  Strike Price: $175*                          (30)          (11)
Chugoku Electric Power                           (600)          (13)       Philadelphia Stock Exchange Gold
Citizen Holdings                               (2,900)          (16)            and Silver Index
Haseko*                                       (13,500)          (13)            August 2009, 100 Call
Hokuriku Electric Power                        (2,800)          (64)            Strike Price: $157.5*                        (10)           (3)
Nippon Sheet Glass                             (3,000)           (9)       Philadelphia Stock Exchange Gold
Nippon Yusen                                   (2,000)           (8)            and Silver Index
NSK                                            (2,000)          (11)            August 2009, 100 Call
NTN                                            (8,000)          (32)            Strike Price: $165*                          (20)           (2)
Obayashi                                       (2,000)           (9)       S&P 400 Midcap Index
Rakuten                                           (26)          (17)            August 2009, 100 Call
Sapporo Hokuyo Holdings*                       (7,400)          (25)            Strike Price: $630*                          (15)          (19)
Seiko Epson                                    (1,100)          (17)       S&P 500 Index
THK                                              (800)          (13)            August 2009, 100 Call
TOTO                                           (3,000)          (20)            Strike Price: $975*                          (10)          (27)
Toyota Boshoku                                   (600)          (12)                                                              ______________
                                                       ______________
                                                                           Total Written Option Contracts
Total Japan                                                    (279)            (Proceeds received $(150))                                (223)
_____________________________________________________________________      _____________________________________________________________________

Netherlands - (1.7)%                                                       Other Assets and Liabilities, Net - (4.4)%                     (219)
ASML Holding                                   (3,290)          (86)       _____________________________________________________________________
                                                       ______________
                                                                           Total Net Assets - 100.0%                              $      4,984
Total Netherlands                                               (86)       _____________________________________________________________________
_____________________________________________________________________

United Kingdom - (2.8)%
3i Group                                       (3,991)          (18)
British Land                                   (5,654)          (41)
Friends Provident Group                       (19,419)          (23)
ITV                                           (70,485)          (47)
Segro                                          (2,210)          (10)
                                                       ______________

Total United Kingdom                                           (139)
                                                       ______________

Total Foreign Securities Sold Short
     (Proceeds received $(602))                                (699)
_____________________________________________________________________

                                                                 25

OLD MUTUAL ANALYTIC GLOBAL FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

The Fund had the following futures contracts open as of July 31, 2009:

                                                                                                                        Unrealized
                                                                      Contract                                         Appreciation
Contract                                       Number of               Value                 Expiration               (Depreciation)
Description                                    Contracts               (000)                    Date                       (000)
_________________________________              _________              ________               __________               ______________

Long Positions:
   AEX Index Future                                 6                  $ 483                 08/21/2009                    $ 54
   Australian Dollar Currency Future               12                    999                 09/14/2009                      44
   British Pound Currency Future                    5                    521                 09/14/2009                      12
   CAC 40 Index Future                             11                    537                 08/21/2009                      44
   CBOE Volatility Index Future                     4                    109                 08/18/2009                     (11)
   DAX Index Future                                 1                    190                 09/18/2009                      16
   IBEX 35 Index Future                             4                    617                 08/21/2009                      69
   Japanese Yen Currency Future                     5                    660                 09/14/2009                      21
   S&P 500 EMINI Index Future                       5                    246                 09/18/2009                       9
   TOPIX Index Future                               2                    202                 09/10/2009                       8
Short Positions:
   Canadian Dollar Currency Future                (10)                  (927)                09/15/2009                     (25)
   Euro Currency Future                            (5)                  (891)                09/14/2009                     (19)
   FTSE 100 Index Future                           (7)                  (535)                09/18/2009                     (34)
   Hang Seng Index Future                          (1)                  (131)                08/28/2009                      (2)
   OMXS30 Index Future                            (30)                  (367)                08/21/2009                     (35)
   S&P/TSE 60 Index Future                         (3)                  (364)                09/17/2009                      (6)
   S&P MIB Index Future                            (2)                  (294)                09/18/2009                     (16)
   SPI 200 Index Future                            (5)                  (440)                09/17/2009                     (25)
   Swiss Franc Currency Future                     (2)                  (234)                09/14/2009                      (4)
                                                                                                                           ____

                                                                                                                           $100
                                                                                                                           ____

For descriptions of abbreviations and footnotes, please refer to page 57.

                                                                 26

Other Information:

The Fund invested in various derivative instruments during the year ended July 31, 2009. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. Refer to Note 2 in the
Notes to Financial Statements for further discussion about these risks and the objectives for utilizing derivative instruments. The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of
Assets and Liabilities and Statement of Operations are presented in the summary below.

The fair value of derivative instruments as of July 31, 2009 by risk category:

                                                                 Asset Derivatives                         Liability Derivatives
                                                     __________________________________________________________________________________

                                                           Statement of Asset                       Statement of Asset
Derivatives not designated as hedging instruments,          and Liabilities          Fair Value       and Liabilities       Fair Value
carried at fair value                                          Location                (000)             Location              (000)
_______________________________________________________________________________________________________________________________________

   Equity contracts                                  Variation Margin Receivable on               Variation Margin Payable
                                                       Futures Contracts                $200†       on Futures Contracts        $(129)†
   Equity contracts                                                                               Written Option Contracts,
                                                                                           -        at Value                     (223)
   Foreign exchange contracts                        Variation Margin Receivable                  Variation Margin Payable
                                                       on Futures Contracts               76†       on Futures Contracts          (47)†
                                                                                        ____                                    ______

Total                                                                                   $276                                    $(399)
                                                                                        ____                                    ______

† Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2009 are as follows (000):

                                  Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
_______________________________________________________________________________________________________________________________________

Derivatives not designated as hedging instruments,                                                     Written Option
carried at fair value                                                       Futures Contracts            Contracts              Total
_______________________________________________________________________________________________________________________________________

   Equity contracts                                                              $  (615)                   $389               $  (226)
   Foreign exchange contracts                                                       (939)                      -                  (939)
                                                                                 _______                    ____               _______

Total                                                                            $(1,554)                   $389               $(1,165)
                                                                                 _______                    ____               _______

                         Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
_______________________________________________________________________________________________________________________________________

Derivatives not designated as hedging instruments,                                                     Written Option
carried at fair value                                                       Futures Contracts            Contracts              Total
_______________________________________________________________________________________________________________________________________

   Equity contracts                                                                 $366                    $(22)                 $344
   Foreign exchange contracts                                                       (101)                      -                  (101)
                                                                                 _______                    ____               _______

Total                                                                               $265                    $(22)                 $243
                                                                                 _______                    ____               _______

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

                                                                 27

OLD MUTUAL ANALYTIC GLOBAL FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

A summary of the inputs used as of July 31, 2009 in valuing the Fund's net assets were as follows (000):

Description                                                     Level 1             Level 2             Level 3             Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                  $2,745                $-                 $-               $2,745
   Foreign Common Stock
      Australia                                                       -               217                  -                  217
      Austria                                                         -                87                  -                   87
      Belgium                                                         -                15                  -                   15
      Canada                                                        363                 -                  -                  363
      Denmark                                                         -                78                  -                   78
      Finland                                                         -                38                  -                   38
      France                                                          -               210                  -                  210
      Germany                                                         -               128                  -                  128
      Hong Kong                                                       -                33                  -                   33
      Italy                                                           -                23                  -                   23
      Japan                                                           -               875                  -                  875
      Netherlands                                                     -               143                  -                  143
      New Zealand                                                     -                29                  -                   29
      Norway                                                          -                20                  -                   20
      Portugal                                                        -                59                  -                   59
      Singapore                                                       -                17                  -                   17
      Spain                                                          61               204                  -                  265
      Sweden                                                          -                87                  -                   87
      Switzerland                                                     -                81                  -                   81
      United Kingdom                                                  -               383                  -                  383
   U.S. Treasury Obligations                                          -               524                  -                  524
Securities Sold Short
   Domestic Securities Sold Short                                  (295)                -                  -                 (295)
   Foreign Securities Sold Short
      Australia                                                       -                (9)                 -                   (9)
      Belgium                                                         -               (25)                 -                  (25)
      Canada                                                       (131)                -                  -                 (131)
      France                                                          -               (30)                 -                  (30)
      Japan                                                           -              (279)                 -                 (279)
      Netherlands                                                     -               (86)                 -                  (86)
      United Kingdom                                                  -              (139)                 -                 (139)
Other Financial Instruments
   Future Contracts*                                                100                 -                  -                  100
   Written Option Contracts                                        (223)                -                  -                 (223)
____________________________________________________________________________________________________________________________________

Total Investments                                                $2,620            $2,683                 $-               $5,303
____________________________________________________________________________________________________________________________________

* Futures contracts are not reflected in the Schedule of Investments and are valued at the unrealized appreciation/depreciation of the instrument.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 28

OLD MUTUAL CHINA FUND
(FORMERLY OLD MUTUAL CLAY FINLAY CHINA FUND)(1)
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Clough Capital Partners, LP (1)

Performance Highlights

o    For the fiscal year ended July 31, 2009, the Old Mutual China Fund (the "Fund") outperformed its benchmark, the MSCI China
     Index. The Fund's Class A shares posted a 5.00% return at net asset value versus a (0.65)% return for the benchmark.

o    Sectors that contributed positively to the Fund's relative performance included consumer staples, industrials and materials. On the contrary, consumer discretionary, energy and financials sectors were detractors from relative performance.

o    China Everbright International, Hengan International Group and Dongfeng Motor Group were among the top contributors to relative performance for the year.

o    China Mobile, Ju Teng International Holdings (no longer a Fund holding) and Focus Media Holding (no longer a Fund holding) were among the top detractors from relative performance for the year.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2009, the Old Mutual China Fund (the "Fund") outperformed its benchmark, the MSCI China
     Index. The Fund's Class A shares posted a 5.00% return at net asset value versus a (0.65)% return for the benchmark.
     Performance for all share classes can be found on page 31.

Q.   What investment environment did the Fund face during the past year?

A.   The Fund faced a tough and volatile investment environment during the fiscal year. It began with markets tumbling through the end of October 2008. Investors' risk appetite was decimated by the bankruptcy of Lehman Brothers. Additionally, the tendency for investors to focus solely on negative financial news led to fears that a severe economic crisis, not witnessed since World
     War II, was imminent.

     Chinese markets were no exception as global demand and economic growth contracted, all macro forecasts were downgraded, cyclical stocks fell and corporate profitability deteriorated. In November 2008, not only did market indexes stabilize, but, more notably, China's government announced a substantial $589 billion stimulus package to spur infrastructure investment spending, support domestic demand, and maintain a high economic growth rate for 2009 and 2010.

     Although data continued to show weakness in the Chinese economy during the first quarter of 2009, it began to bounce back in
     March and April 2009. Economic recovery was seen in areas targeted by the stimulus package, particularly domestic demand driven sectors. Car sales rose sharply, power generation jumped back into positive territory and property transactions started to revive in March and April 2009. Most important was the significant expansion of bank lending that flushed liquidity back into the economy.

Q.   Which market factors influenced the Fund's relative performance?

A.   The deterioration of economic prospects and the plunge of investors' confidence in the last part of 2008 put the Fund under pressure as markets collapsed. To reduce the risk level, Clay Finlay LLC ("Clay Finlay"), the Fund's sub-adviser through the close of business on July 17, 2009, concentrated the Fund by reducing the number of stocks to 35. Clay Finlay then adjusted the
     Fund's sector exposure to be in line with China's economic policy that had been implemented during the fall of 2008. As a result, a greater weight was given to industries benefiting from the government's stimulus package such as construction materials, railway builders and consumer staples.

     The significant improvement in macro forecasts and corporate earnings upgrades in spring 2009 allowed the Fund to rebound. The steep recovery in Chinese domestic equity markets encouraged investors to look positively at China again and drove liquidity back to Hong Kong.

Q.   How did portfolio composition affect relative Fund performance?

A.   Sectors that contributed positively to the Fund's performance included consumer staples, industrials and materials. On the contrary, consumer discretionary, energy and financials sectors were detractors from performance.

(1) Effective July 14, 2009, the Fund changed its name from Old Mutual Clay Finlay China Fund to Old Mutual China Fund. Effective
    after the close of business on July 17, 2009, Clough Capital Partners, LP became the interim investment sub-adviser for the
    Fund, replacing Clay Finlay LLC.

                                                                                                                          China Fund

                                                                 29

OLD MUTUAL CHINA FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Clough Capital Partners, LP

Top Ten Holdings
as of July 31, 2009*

Industrial & Commercial
Bank of China, Cl H                                                         7.2%
___________________________________________________________________________________

China Construction Bank, Cl H                                               7.1%
___________________________________________________________________________________

China Mobile                                                                6.8%
___________________________________________________________________________________

China Life Insurance, Cl H                                                  6.8%
___________________________________________________________________________________

CNOOC                                                                       4.8%
___________________________________________________________________________________

China Everbright International                                              3.1%
___________________________________________________________________________________

Angang Steel, Cl H                                                          3.0%
___________________________________________________________________________________

China Petroleum &
Chemical, Cl H                                                              3.0%
___________________________________________________________________________________

China Shenhua Energy, Cl H                                                  2.8%
___________________________________________________________________________________

SA SA International Holdings                                                2.6%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           47.2%
___________________________________________________________________________________

* Excludes short-term money market fund.

     China Everbright International, Hengan International Group and Dongfeng Motor Group were among the top contributors for the year. China Everbright International, a conglomerate, was a key beneficiary of the government stimulus plan. Hengan
     International Group is one of the leading manufacturers of paper hygiene products in China and its profit margin improved following a steep fall in pulp prices. Dongfeng Motor Group, an automobile company, saw its stock price rise when it recorded an increase in sales revenues and it attributed the rise in sales to the ongoing surge in the Chinese vehicle market amid extended government support.

     China Mobile, Ju Teng International Holdings (no longer a Fund holding) and Focus Media Holding (no longer a Fund holding) were among the top detractors for the year. China Mobile, a mobile telecom operator, lost momentum during the year as investors feared that the demand slowdown would take a toll on future subscriber growth. Ju Teng International Holdings, a manufacturer and seller of notebook computer casings, saw its share price fall when it announced that its growth could fall short of previous years due to the global downturn. Focus Media Holding, a digital media company, saw its stock price suffer due to the impact of the tough economy on the advertising industry.

Q.   What is the investment outlook for the Chinese market?

A.   Clough Capital Partners, LP ("Clough"), the Fund's current sub-adviser, feels that a sustainable recovery, characterized by an ongoing rebalancing of economic growth towards domestic consumption and investment, will absorb the still present headwinds of a weak recovery in exports. Accelerating economic growth and corporate profits, combined with a still buoyant liquidity environment, lead Clough to believe that China's equity markets will likely remain strong into 2010, though Clough believes the rate of appreciation will moderate relative to the first half of 2009. Clough believes that the companies and sectors most exposed to growth are in household spending and infrastructure investment, such as retailers, banks, property developers and construction firms, and will likely offer the best opportunities for gains.

China Fund

                                                                 30

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year      Inception
                                                                                                Date        Return       to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                              12/30/05     (1.01)%     20.64%
Class A without load                                                                           12/30/05      5.00%      22.65%
Class C with load                                                                              12/30/05      3.21%      21.81%
Class C without load                                                                           12/30/05      4.21%      21.81%
Class Z                                                                                        12/30/05      5.13%      22.96%
Institutional Class                                                                            12/30/05      5.51%      23.34%
MSCI China Index                                                                               12/30/05     (0.65)%     25.80%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2008 prospectus) are 2.34% and 1.95%; 3.15% and 2.70%; 2.55% and 1.70%; and 1.76% and
1.40%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual China Fund, Class A	Old Mutual China Fund, Class C	Old Mutual China Fund, Class Z	Old Mutual China Fund, Institutional Class	MSCI China Index
12/30/05	9,425	10,000	10,000	10,000	10,000
7/31/06	12,469	13,180	13,250	13,270	12,699
7/31/07	21,673	22,758	23,103	23,211	24,537
7/31/08	18,657	19,461	19,950	20,099	22,912
7/31/09	19,591	20,280	20,973	21,207	22,763

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	2.6%
Foreign Common Stock	97.4%

                                                                 31

OLD MUTUAL CHINA FUND - continued

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 94.9%                                                       Chemicals-Specialty - 1.1%
                                                                           Huabao International Holdings                480,000   $        500
Alternative Waste Technologies - 3.0%                                                                                             ______________
China Everbright International             3,550,000   $      1,352
                                                       ______________      Total Chemicals-Specialty                                       500
                                                                           _____________________________________________________________________
Total Alternative Waste Technologies                          1,352
_____________________________________________________________________      Coal - 2.7%
                                                                           China Shenhua Energy, Cl H                   299,500          1,217
Auto/Truck Parts & Equipment-Replacement - 0.9%                                                                                   ______________
Xinyi Glass Holdings                         478,000            415
                                                       ______________      Total Coal                                                    1,217
                                                                           _____________________________________________________________________
Total Auto/Truck Parts &
   Equipment-Replacement                                        415        Commercial Banks Non-US - 15.6%
_____________________________________________________________________      Bank of China, Cl H                        1,444,000            718
                                                                           China Construction Bank, Cl H              3,876,000          3,113
Auto-Cars/Light Trucks - 1.7%                                              Industrial & Commercial
Dongfeng Motor Group, Cl H                   708,000            751           Bank of China, Cl H                     4,377,000          3,143
                                                       ______________                                                             ______________

Total Auto-Cars/Light Trucks                                    751        Total Commercial Banks Non-US                                 6,974
_____________________________________________________________________      _____________________________________________________________________

Auto-Medium & Heavy Duty Trucks - 1.0%                                     Computers-Peripheral Equipment - 1.0%
Sinotruk Hong Kong                           375,000            435        TPV Technology                               854,000            463
                                                       ______________                                                             ______________

Total Auto-Medium & Heavy Duty Trucks                           435        Total Computers-
_____________________________________________________________________         Peripheral Equipment                                         463
                                                                           _____________________________________________________________________
Batteries/Battery Systems - 0.7%
Byd, Cl H                                     55,000            304        Cosmetics & Toiletries - 2.2%
                                                       ______________      Vinda International Holdings               1,445,000            993
                                                                                                                                  ______________
Total Batteries/Battery Systems                                 304
_____________________________________________________________________      Total Cosmetics & Toiletries                                    993
                                                                           _____________________________________________________________________
Building & Construction Products-Miscellaneous - 1.5%
China National Building Material, Cl H       304,000            660        Diversified Operations - 3.6%
                                                       ______________      C C Land Holdings                            429,000            321
                                                                           Guangdong Investment                         440,000            246
Total Building & Construction                                              Shanghai Industrial Holdings                 189,000          1,022
   Products-Miscellaneous                                       660                                                               ______________
_____________________________________________________________________
                                                                           Total Diversified Operations                                  1,589
Building & Construction-Miscellaneous - 2.4%                               _____________________________________________________________________
China State Construction
   International Holdings                  1,624,000            851        E-Commerce/Services - 1.7%
Shui On Construction and Materials           162,000            229        Alibaba.com*                                 332,000            760
                                                       ______________                                                             ______________

Total Building &                                                           Total E-Commerce/Services                                       760
   Construction-Miscellaneous                                 1,080        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electric-Generation - 3.1%
Building Products-Cement/Aggregate - 1.7%                                  China Resources Power Holdings               218,000            563
Anhui Conch Cement, Cl H                     104,000            751        Huaneng Power International, Cl H          1,042,000            816
                                                       ______________                                                             ______________

Total Building Products-                                                   Total Electric-Generation                                     1,379
   Cement/Aggregate                                             751        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electronic Components-Miscellaneous - 1.6%
Building-Heavy Construction - 1.5%                                         AAC Acoustic Technologies Holdings           764,000            737
China Railway Construction, Cl H             159,000            253                                                               ______________
China Railway Group, Cl H*                   453,000            407
                                                       ______________      Total Electronic
                                                                              Components-Miscellaneous                                     737
Total Building-Heavy Construction                               660        _____________________________________________________________________
_____________________________________________________________________
                                                                           Engineering/R&D Services - 1.0%
Cellular Telecommunications - 7.6%                                         Hong Kong Aircraft Engineerg                  34,000            464
China Mobile                                 282,500          2,964                                                               ______________
China Unicom                                 296,000            426
                                                       ______________      Total Engineering/R&D Services                                  464
                                                                           _____________________________________________________________________
Total Cellular Telecommunications                             3,390
_____________________________________________________________________      Feminine Health Care Products - 0.6%
                                                                           Hengan International Group                    46,000            267
Chemicals-Diversified - 2.1%                                                                                                      ______________
Fufeng Group                               2,404,000            945
                                                       ______________      Total Feminine Health Care Products                             267
                                                                           _____________________________________________________________________
Total Chemicals-Diversified                                     945
_____________________________________________________________________

                                                                 32

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Finance-Other Services - 1.0%                                              Retail-Major Department Store - 0.7%
Hong Kong Exchanges and Clearing              23,700   $        445        Parkson Retail Group                         198,500   $        330
                                                       ______________                                                             ______________

Total Finance-Other Services                                    445        Total Retail-Major Department Store                             330
_____________________________________________________________________      _____________________________________________________________________

Food-Retail - 0.9%                                                         Retail-Perfume & Cosmetics - 2.5%
Lianhua Supermarket Holdings, Cl H           229,000            421        SA SA International Holdings               2,414,000          1,125
                                                       ______________                                                             ______________

Total Food-Retail                                               421        Total Retail-Perfume & Cosmetics                              1,125
_____________________________________________________________________      _____________________________________________________________________

Gas-Distribution - 1.0%                                                    Retail-Sporting Goods - 1.0%
China Resources Gas Group                    518,000            434        China Dongxiang Group                        575,000            436
                                                       ______________                                                             ______________

Total Gas-Distribution                                          434        Total Retail-Sporting Goods                                     436
_____________________________________________________________________      _____________________________________________________________________

Gold Mining - 0.6%                                                         Steel-Producers - 2.9%
Zhaojin Mining Industry, Cl H                168,000            278        Angang Steel, Cl H                           574,000          1,297
                                                       ______________                                                             ______________

Total Gold Mining                                               278        Total Steel-Producers                                         1,297
_____________________________________________________________________      _____________________________________________________________________

Life/Health Insurance - 6.6%                                               Steel-Specialty - 0.5%
China Life Insurance, Cl H                   667,000          2,954        Citic Pacific                                 79,000            225
                                                       ______________                                                             ______________

Total Life/Health Insurance                                   2,954        Total Steel-Specialty                                           225
_____________________________________________________________________      _____________________________________________________________________

Oil Companies-Exploration & Production - 4.7%                              Telecommunications Services - 2.4%
CNOOC                                      1,581,000          2,104        China Telecom, Cl H                        2,060,000          1,071
                                                       ______________                                                             ______________

Total Oil Companies-                                                       Total Telecommunications Services                             1,071
   Exploration & Production                                   2,104        _____________________________________________________________________
_____________________________________________________________________
                                                                           Transport-Rail - 1.8%
Oil Companies-Integrated - 2.9%                                            China South Locomotive
China Petroleum & Chemical, Cl H           1,448,000          1,291           and Rolling Stock, Cl H                   632,000            391
                                                       ______________      MTR                                          114,000            413
                                                                                                                                  ______________
Total Oil Companies-Integrated                                1,291
_____________________________________________________________________      Total Transport-Rail                                            804
                                                                           _____________________________________________________________________
Oil-Field Services - 1.4%
China Oilfield Services, Cl H                561,000            608        Wireless Equipment - 1.4%
                                                       ______________      Comba Telecom Systems Holdings               865,200            611
                                                                                                                                  ______________
Total Oil-Field Services                                        608
_____________________________________________________________________      Total Wireless Equipment                                        611
                                                                                                                                  ______________
Paper & Related Products - 1.1%
Lee & Man Paper Manufacturing                222,000            348        Total Common Stock (Cost $30,621)                            42,448
Nine Dragons Paper Holdings                  130,000            134        _____________________________________________________________________
                                                       ______________
                                                                           Money Market Fund - 2.5%
Total Paper & Related Products                                  482        Dreyfus Cash Management Fund,
_____________________________________________________________________         Institutional Class, 0.329% (A)         1,135,777          1,136
                                                                                                                                  ______________
Pipelines - 0.9%
China Gas Holdings                         1,564,000            419        Total Money Market Fund (Cost $1,136)                         1,136
                                                       ______________      _____________________________________________________________________

Total Pipelines                                                 419        Total Investments - 97.4% (Cost $31,757)                     43,584
_____________________________________________________________________      _____________________________________________________________________

Public Thoroughfares - 1.0%                                                Other Assets and Liabilities, Net - 2.6%                      1,150
Jiangsu Expressway, Cl H                     520,000            455        _____________________________________________________________________
                                                       ______________
                                                                           Total Net Assets - 100.0%                              $     44,734
Total Public Thoroughfares                                      455        _____________________________________________________________________
_____________________________________________________________________
                                                                           For descriptions of abbreviations and footnotes, please refer to
Real Estate Operation/Development - 1.3%                                   page 57.
China Overseas Land & Investment               1,120              3
Guangzhou R&F Properties, Cl H                91,000            200
Renhe Commercial Holdings                  1,606,000            369
                                                       ______________

Total Real Estate Operation/
   Development                                                  572
_____________________________________________________________________

                                                                 33

OLD MUTUAL CHINA FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment
          speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used as of July 31, 2009 in valuing the
Fund's net assets were as follows (000):

Description                   Level 1    Level 2    Level 3    Total
_____________________________________________________________________

Investments
   Common Stock                $    -    $42,448       $-     $42,448
   Money Market Fund            1,136          -        -       1,136
_____________________________________________________________________

Total Investments              $1,136    $42,448       $-     $43,584
_____________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 34

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC

Performance Highlights

o    For the fiscal year ended July 31, 2009, the Old Mutual Copper Rock Emerging Growth Fund (the "Fund") underperformed its benchmark, the Russell 2500™ Growth Index. The Fund's Class A shares posted a (23.66)% return at net asset value versus a
     (21.36)% return for the benchmark.

o    The energy, materials and telecommunications sectors contributed positively to relative performance, while stock selection in the health care, financials and information technology sectors detracted from relative performance.

o    SBA Communications, pricline.com and Guess? were among the top contributors to relative performance for the year.

o    Psychiatric Solutions (no longer a Fund holding), Wright Medical Group (no longer a Fund holding) and Sapient (no longer a Fund holding) were among the top detractors from relative performance for the year.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2009, the Old Mutual Copper Rock Emerging Growth Fund (the "Fund") underperformed its benchmark, the Russell 2500™ Growth Index (the "Index"). The Fund's Class A shares posted a (23.66)% return at net asset value versus a (21.36)% return for the benchmark. Performance for all share classes can be found on page 37.

Q.   What investment environment did the Fund face during the past year?

A.   The year was marked by periods of extreme volatility, a severe economic compression and near collapse of the U.S. financial system. The year also saw a brief market rally led by growth stocks in the fourth quarter of 2008 and first quarter of 2009, and a market rally led by low quality names and micro-cap companies, which helped the worldwide stock markets post rebounds in the second quarter of 2009. Over the year, both growth and value styles went in and out of favor with value having a very slight edge.

     A financial crisis erupted in September 2008, bringing the collapse of Lehman Brothers, Bank of America's distressed purchase of Merrill Lynch, and the U.S. government's rescue of Freddie Mac, Fannie Mae and AIG. By the fourth quarter of 2008, growth came back in favor over value as stocks with the highest long-term growth rates outperformed relative to slower growing ones.
     But by December 2008, the market rally faded slightly as lower quality stocks performed better than the rest of the market. The first quarter of 2009 played out much like the fourth quarter of 2008, despite volatility remaining high. The small-cap market showed signs that quality stocks were being rewarded early in the quarter, but it took back a lot of the outperformance in
     March 2009 due to a low quality market rally led by the smallest, and typically, slower growing and lesser quality stocks. This low quality market rally continued strongly throughout the better part of the second quarter of 2009.

     In addition, this year's Index reconstitution caused some significant changes. The largest stock in the Index went from approximately $7.3 billion to $4.0 billion and the weighted average market cap of the Index moved from approximately $2.1 billion to $1.8 billion. In addition, there were some structural changes, such as a reduction in the energy sector and an increase in the technology sector.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund benefited from stock selection in several sectors. Within technology, the Fund's holdings in semiconductors and networking equipment companies were additive to performance. Despite the energy sector's downward slide during the summer of
     2008, the Fund's stock selection in energy holdings contributed to outperformance during the fourth quarter of 2008 and the first half of 2009. After being underweight the sector during the third quarter of 2008, Copper Rock Capital Partners, LLC
     ("Copper Rock"), the Fund's sub-adviser, found new opportunities in oil and oil services stocks towards the end of 2008 which were additive to performance. Also, stock selection, combined with an overweight position relative to the Index, in the industrials and transportation sectors contributed to outperformance over the year. Throughout the year, the Fund maintained an underweight relative to the Index in the financials sector due to the sector's weakened outlook from the recession.

     On the downside, stock selection within the health care and consumer discretionary sectors impacted performance negatively.
     Health care became a challenging sector to navigate due to the administration change, as there was more uncertainty around issues such as reimbursement rates and the potential reform towards universal health care. As a result of these developments, the Fund continued to be underweight relative to the Index in the health care sector. Within the consumer discretionary sector, while benefiting from individual stock selection in education service companies and restaurant chains, the Fund was hurt from stock selection in casino hotels. Over the year, however, the Fund was able to find individual stocks within retail that benefited from a re-engineering with improved inventory management and reduced expenses, as well as retail stocks that benefited from the consumer's move to a more inexpensive brand in light of the recession.

                                                                                                    Copper Rock Emerging Growth Fund

                                                                 35

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC

Top Ten Holdings
as of July 31, 2009*

Green Mountain
Coffee Roasters                                                             3.0%
___________________________________________________________________________________

iShares Russell 2000 Growth
Index Fund                                                                  2.6%
___________________________________________________________________________________

MSCI, Cl A                                                                  2.1%
___________________________________________________________________________________

Polycom                                                                     2.0%
___________________________________________________________________________________

Kennametal                                                                  2.0%
___________________________________________________________________________________

GrafTech International                                                      1.9%
___________________________________________________________________________________

THQ                                                                         1.9%
___________________________________________________________________________________

Scientific Games, Cl A                                                      1.9%
___________________________________________________________________________________

TransDigm Group                                                             1.9%
___________________________________________________________________________________

Terex                                                                       1.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           21.2%
___________________________________________________________________________________

*Excludes short-term money market fund.

Q.   How did portfolio composition affect relative Fund performance?

A.   The energy, materials and telecommunications services sectors contributed positively to performance, while stock selection in the health care, financials and information technology sectors detracted from performance.

     SBA Communications, priceline.com and Guess? were among the top contributors for the year. SBA Communications, a wireless communications infrastructure owner and operator, closed on a merger, increasing its tower and managed site locations. With high barriers to entry in the tower business, Copper Rock believes the company is fairly insulated from the current economic environment as towers remain a critical data transmitter for wireless companies. Online travel company, priceline.com, saw its stock benefit from its increased presence in hotel bookings in Europe and as more travelers used its services to find travel bargains throughout the recession. Guess?, an apparel designer, marketer and distributor, saw its stock price rise through strong earnings results, due in large part to sales success and strong brand loyalty outside the U.S.

     Psychiatric Solutions (no longer a Fund holding), Wright Medical Group (no longer a Fund holding) and Sapient (no longer a Fund holding) were among the top detractors for the year. Psychiatric Solutions, a provider of inpatient behavioral/mental health care services, reported lower than expected earnings for fourth quarter of 2008 and gave weak guidance related to the inability to increase volume growth, thus impacting the company's ability to expand operating margins. Wright Medical Group, an orthopedic medical device company that designs reconstructive joint devices and artificial limbs, was negatively impacted by a slowdown in the orthopedics market, causing it to revise expected revenue downward. Sapient, a provider of business, marketing and technology consulting services, saw its stock hurt by concerns that consumers and businesses would possibly pull back discretionary technology spending due to the recession.

Q.   What is the investment outlook for the small-cap growth market?

A.   Copper Rock believes there have been signs of improvement in the capital markets. First, while volatility remains high, Copper
     Rock points out that it has trended lower throughout 2009. Second, Copper Rock notes that credit spreads have narrowed. As credit spreads narrow and companies are able to borrow again, Copper Rock is becoming more cautiously optimistic about the markets. Copper Rock points out though, that in many cases, the cost of borrowing remains high and this has temporarily pressured some growth companies to seek capital through other means, including secondary offerings. Copper Rock also notes that global initial public offerings issuance is starting to occur again. Third, Copper Rock notes that stocks are becoming less correlated with index moves, and in June, Copper Rock began to see some signs of a separation between high and low quality.
     Copper Rock also feels that earnings estimates continue to fall to more appropriate levels.

     Copper Rock has positioned the Fund with a more optimistic view on near-term recovery. The Fund currently maintains an overweight in the industrial, consumer cyclical and technology sectors, while maintaining a slight overweight position in the financials sector. The Fund currently has a more significant underweight relative to the Index in health care, consumer staples, retail and business services. Within the cyclical sector, Copper Rock believes there are many signs that emerging countries will likely have stronger growth than the U.S. coming out of the global recession, and thus, it has found specific companies who have some exposure to that trend, and who it believes will benefit as conditions overseas generally improve.
     Copper Rock is finding new investable themes within technology and it continues to grow more optimistic about the sector.
     Copper Rock feels that while technology spending appeared to have stopped in the fourth quarter of 2008, companies need to continue investing in technology, and there is evidence that as the economy bottoms, additional technology spending to support incremental data networking will increase. Copper Rock notes that social and video networking, in conjunction with advancements in mobile device technology, have not slowed throughout the recession and continue to require greater amounts of bandwidth and semiconductor technology to manage the amount of data that expects to be shared over the next few years. Copper Rock plans to continue to invest in the health care and retail/restaurants sectors, but will remain underweight until there is more clarity on the direction of health care reform and more confidence in the spending power of the consumer. Copper Rock feels good about the current positioning of the Fund as it looks forward to more normalized market conditions where its fundamental, bottom-up investment process should be rewarded.

Copper Rock Emerging Growth Fund

                                                                 36

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year     Inception
                                                                                                Date (1)    Return      to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                              07/29/05    (28.08)%     (6.05)%
Class A without load                                                                           07/29/05    (23.66)%     (4.65)%
Class C with load                                                                              07/29/05    (25.00)%     (5.37)%
Class C without load                                                                           07/29/05    (24.24)%     (5.37)%
Class Z                                                                                        12/09/05    (23.48)%     (6.01)%
Institutional Class                                                                            07/29/05    (23.24)%     (4.21)%
Russell 2500™ Growth Index                                                                     07/29/05    (21.36)%     (2.29)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2008 prospectus) are 1.89% and 1.68%; 5.23% and 2.43%; 1.66% and 1.43%; and 1.36% and
1.23%, respectively.

(1) The inception date of each share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date the share classes were available for sale to shareholders was 08/01/05 for Class A, Class C and Institutional
    Class, and 12/16/05 for Class Z.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Copper Rock Emerging Growth Fund, Class A	Old Mutual Copper Rock Emerging Growth Fund, Class C	Old Mutual Copper Rock Emerging Growth Fund, Institutional Class	Russell 2500TM Growth Index
07/31/05	9,425	10,000	10,000	10,000
07/31/06	9,915	10,430	10,560	10,238
07/31/07	12,158	12,700	13,010	12,274
07/31/08	10,204	10,583	10,968	11,591
07/31/09	7,789	8,018	8,419	9,115

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and
Institutional shares on the inception date of 7/29/05 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	2.9%
Common Stock	94.5%
Investment Company	2.6%

                                                                 37

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 94.9%                                                       Containers-Metal/Glass - 1.1%
                                                                           Greif, Cl A                                   12,605   $        647
Aerospace/Defense - 1.9%                                                                                                          ______________
TransDigm Group*                              29,044   $      1,112
                                                       ______________      Total Containers-Metal/Glass                                    647
                                                                           _____________________________________________________________________
Total Aerospace/Defense                                       1,112
_____________________________________________________________________      Data Processing/Management - 1.1%
                                                                           Dun & Bradstreet                               8,761            631
Applications Software - 1.3%                                                                                                      ______________
Nuance Communications*                        58,985            779
                                                       ______________      Total Data Processing/Management                                631
                                                                           _____________________________________________________________________
Total Applications Software                                     779
_____________________________________________________________________      Decision Support Software - 2.2%
                                                                           MSCI, Cl A*                                   45,551          1,273
Audio/Video Products - 0.8%                                                                                                       ______________
TiVo*                                         47,249            484
                                                       ______________      Total Decision Support Software                               1,273
                                                                           _____________________________________________________________________
Total Audio/Video Products                                      484
_____________________________________________________________________      Diagnostic Kits - 0.8%
                                                                           Inverness Medical Innovations*                13,620            458
Casino Services - 1.9%                                                                                                            ______________
Scientific Games, Cl A*                       62,502          1,126
                                                       ______________      Total Diagnostic Kits                                           458
                                                                           _____________________________________________________________________
Total Casino Services                                         1,126
_____________________________________________________________________      E-Commerce/Products - 0.6%
                                                                           MercadoLibre*                                 11,458            330
Chemicals-Specialty - 1.0%                                                                                                        ______________
Lubrizol                                       9,698            562
                                                       ______________      Total E-Commerce/Products                                       330
                                                                           _____________________________________________________________________
Total Chemicals-Specialty                                       562
_____________________________________________________________________      E-Commerce/Services - 1.0%
                                                                           priceline.com*                                 4,749            616
Coffee - 3.0%                                                                                                                     ______________
Green Mountain Coffee Roasters*               25,087          1,767
                                                       ______________      Total E-Commerce/Services                                       616
                                                                           _____________________________________________________________________
Total Coffee                                                  1,767
_____________________________________________________________________      Educational Software - 1.7%
                                                                           Blackboard*                                   29,283            995
Commercial Banks-Eastern US - 1.1%                                                                                                ______________
Signature Bank*                               21,804            643
                                                       ______________      Total Educational Software                                      995
                                                                           _____________________________________________________________________
Total Commercial Banks-Eastern US                               643
_____________________________________________________________________      Electric Products-Miscellaneous - 1.9%
                                                                           GrafTech International*                       83,303          1,144
Commercial Services - 0.8%                                                                                                        ______________
Alliance Data Systems*                         9,425            481
                                                       ______________      Total Electric Products-Miscellaneous                         1,144
                                                                           _____________________________________________________________________
Total Commercial Services                                       481
_____________________________________________________________________      Electronic Components-Semiconductors - 1.8%
                                                                           Silicon Laboratories*                         14,724            631
Commercial Services-Finance - 1.4%                                         Xilinx                                        19,544            424
SEI Investments                               42,820            809                                                               ______________
                                                       ______________
                                                                           Total Electronic Components-Semiconductors                    1,055
Total Commercial Services-Finance                               809        _____________________________________________________________________
_____________________________________________________________________
                                                                           Energy-Alternate Sources - 0.1%
Computer Services - 1.5%                                                   Covanta Holding*                               3,347             57
Cognizant Technology Solutions, Cl A*         30,797            911                                                               ______________
                                                       ______________
                                                                           Total Energy-Alternate Sources                                   57
Total Computer Services                                         911        _____________________________________________________________________
_____________________________________________________________________
                                                                           Enterprise Software/Services - 1.1%
Computers-Integrated Systems - 0.6%                                        Informatica*                                  21,326            392
Brocade Communications Systems*               44,134            347        Sybase*                                        7,887            282
                                                       ______________                                                             ______________

Total Computers-Integrated Systems                              347        Total Enterprise Software/Services                              674
_____________________________________________________________________      _____________________________________________________________________

Computers-Memory Devices - 0.5%                                            Entertainment Software - 1.9%
STEC*                                          9,474            323        THQ*                                         169,385          1,137
                                                       ______________                                                             ______________

Total Computers-Memory Devices                                  323        Total Entertainment Software                                  1,137
_____________________________________________________________________      _____________________________________________________________________

Consulting Services - 1.8%                                                 Finance-Investment Banker/Broker - 2.7%
Huron Consulting Group*                       15,291            678        Greenhill                                      8,569            645
SAIC*                                         21,474            388        MF Global*                                   153,735            981
                                                       ______________                                                             ______________

Total Consulting Services                                     1,066        Total Finance-Investment Banker/Broker                        1,626
_____________________________________________________________________      _____________________________________________________________________

                                                                 38

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Finance-Other Services - 0.7%                                              Medical Products - 1.1%
IntercontinentalExchange*                      4,200   $        395        Haemonetics*                                  11,482   $        678
                                                       ______________                                                             ______________

Total Finance-Other Services                                    395        Total Medical Products                                          678
_____________________________________________________________________      _____________________________________________________________________

Hotels & Motels - 1.8%                                                     Medical Sterilization Product - 1.0%
Choice Hotels International                   24,373            679        STERIS                                        20,600            578
Wyndham Worldwide                             28,203            393                                                               ______________
                                                       ______________
                                                                           Total Medical Sterilization Product                             578
Total Hotels & Motels                                         1,072        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Biomedical/Genetic - 4.6%
Human Resources - 3.1%                                                     Acorda Therapeutics*                          20,724            524
Monster Worldwide*                            79,085          1,030        Dendreon*                                     29,263            708
Robert Half International                     32,342            802        Illumina*                                     12,520            452
                                                       ______________      Millipore*                                     6,428            447
                                                                           Vertex Pharmaceuticals*                       16,274            586
Total Human Resources                                         1,832                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Biomedical/Genetic                              2,717
Industrial Audio & Video Products - 1.8%                                   _____________________________________________________________________
Dolby Laboratories, Cl A*                     25,613          1,066
                                                       ______________      Medical-Drugs - 1.6%
                                                                           Cephalon*                                      6,985            410
Total Industrial Audio & Video Products                       1,066        Medivation*                                   21,670            536
_____________________________________________________________________                                                             ______________

Internet Infrastructure Software - 0.7%                                    Total Medical-Drugs                                             946
F5 Networks*                                  11,563            429        _____________________________________________________________________
                                                       ______________
                                                                           Medical-HMO - 0.7%
Total Internet Infrastructure Software                          429        Centene*                                      21,812            421
_____________________________________________________________________                                                             ______________

Investment Management/Advisory Services - 1.5%                             Total Medical-HMO                                               421
Affiliated Managers Group*                    13,477            890        _____________________________________________________________________
                                                       ______________
                                                                           Networking Products - 2.9%
Total Investment Management/Advisory Services                   890        Atheros Communications*                       19,511            488
_____________________________________________________________________      Polycom*                                      51,183          1,216
                                                                                                                                  ______________
Lasers-Systems/Components - 1.1%
Cymer*                                        18,750            641        Total Networking Products                                     1,704
                                                       ______________      _____________________________________________________________________

Total Lasers-Systems/Components                                 641        Oil & Gas Drilling - 0.6%
_____________________________________________________________________      Atwood Oceanics*                              12,867            371
                                                                                                                                  ______________
Machine Tools & Related Products - 2.0%
Kennametal                                    55,874          1,191        Total Oil & Gas Drilling                                        371
                                                       ______________      _____________________________________________________________________

Total Machine Tools & Related Products                        1,191        Oil Companies-Exploration & Production - 3.3%
_____________________________________________________________________      Arena Resources*                               7,578            247
                                                                           Cabot Oil & Gas                               11,211            394
Machinery-Construction & Mining - 2.9%                                     Concho Resources*                             23,347            717
Bucyrus International                         19,907            587        Whiting Petroleum*                            13,251            609
Terex*                                        72,766          1,105                                                               ______________
                                                       ______________
                                                                           Total Oil Companies-Exploration & Production                  1,967
Total Machinery-Construction & Mining                         1,692        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil-Field Services - 0.9%
Machinery-General Industry - 2.8%                                          Superior Energy Services*                     33,558            557
IDEX                                          21,032            574                                                               ______________
Roper Industries                              11,639            557
Wabtec                                        16,473            554        Total Oil-Field Services                                        557
                                                       ______________      _____________________________________________________________________

Total Machinery-General Industry                              1,685        Printing-Commercial - 1.1%
_____________________________________________________________________      VistaPrint*                                   16,027            661
                                                                                                                                  ______________
Medical Instruments - 2.8%
Beckman Coulter                                7,857            495        Total Printing-Commercial                                       661
Conceptus*                                    23,539            395        _____________________________________________________________________
Edwards Lifesciences*                          6,419            420
NuVasive*                                      8,014            332        Racetracks - 1.4%
                                                       ______________      Penn National Gaming*                         26,913            853
                                                                                                                                  ______________
Total Medical Instruments                                     1,642
_____________________________________________________________________      Total Racetracks                                                853
                                                                           _____________________________________________________________________
Medical Labs & Testing Services - 0.6%
Covance*                                       6,718            371
                                                       ______________

Total Medical Labs & Testing Services                           371
_____________________________________________________________________

                                                                 39

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Retail-Apparel/Shoe - 3.6%                                                 Investment Company - 2.6%
Aeropostale*                                  19,712   $        718
American Eagle Outfitters                     29,522            425        Growth-Small Cap - 2.6%
Guess?                                        17,012            495        iShares Russell 2000 Growth Index Fund        25,507   $      1,557
Gymboree*                                     12,007            478                                                               ______________
                                                       ______________
                                                                           Total Growth-Small Cap                                        1,557
Total Retail-Apparel/Shoe                                     2,116                                                               ______________
_____________________________________________________________________
                                                                           Total Investment Company (Cost $1,452)                        1,557
Retail-Restaurants - 1.7%                                                  _____________________________________________________________________
Chipotle Mexican Grill, Cl B*                  6,952            568
Panera Bread, Cl A*                            7,874            433        Money Market Fund - 2.9%
                                                       ______________      Dreyfus Cash Management Fund,
                                                                              Institutional Class, 0.329% (A)         1,704,808          1,705
Total Retail-Restaurants                                      1,001                                                               ______________
_____________________________________________________________________
                                                                           Total Money Market Fund (Cost $1,705)                         1,705
Retail-Sporting Goods - 1.5%                                               _____________________________________________________________________
Hibbett Sports*                               47,707            878
                                                       ______________      Total Investments - 100.4% (Cost $51,748)                    59,523
                                                                           _____________________________________________________________________
Total Retail-Sporting Goods                                     878
_____________________________________________________________________      Other Assets and Liabilities, Net - (0.4)%                     (245)
                                                                           _____________________________________________________________________
Schools - 2.5%
Capella Education*                             6,841            440        Total Net Assets - 100.0%                              $     59,278
DeVry                                         21,398          1,064        _____________________________________________________________________
                                                       ______________
                                                                           For descriptions of abbreviations and footnotes, please refer to page
Total Schools                                                 1,504        57.
_____________________________________________________________________
                                                                           Other Information:
Semiconductor Components-Integrated Circuits - 1.7%
Cypress Semiconductor*                        95,676          1,016        The Fund utilizes various inputs in determining the value of its
                                                       ______________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Total Semiconductor Components-Integrated Circuits            1,016
_____________________________________________________________________      Level 1 - quoted prices in active markets for identical securities

Semiconductor Equipment - 0.8%                                             Level 2 - other significant observable inputs (including quoted
Formfactor*                                   21,073            486                  prices for similar securities, interest rates, prepayment
                                                       ______________                speeds, credit risk, etc.)

Total Semiconductor Equipment                                   486        Level 3 - significant unobservable inputs (including the Fund's own
_____________________________________________________________________                assumption in determining the fair value of investments)

Software Tools - 1.1%                                                      The inputs or methodology used for valuing securities are not
ArcSight*                                     34,280            650        necessarily an indication of the risk associated with investing in
                                                       ______________      those securities. A summary of the inputs used as of July 31, 2009 in valuing the Fund’s net assets were as follows (000):
Total Software Tools                                            650
_____________________________________________________________________      Description              Level 1     Level 2      Level 3      Total
                                                                           _____________________________________________________________________
Transportation-Marine - 0.8%
Genco Shipping & Trading                      19,623            469        Investments
                                                       ______________         Common Stock          $56,261        $-           $-       $56,261
                                                                              Investment Company      1,557         -            -         1,557
Total Transportation-Marine                                     469           Money Market Fund       1,705         -            -         1,705
_____________________________________________________________________      _____________________________________________________________________

Transportation-Services - 0.7%                                             Total Investments        $59,523        $-           $-       $59,523
HUB Group, Cl A*                              19,828            426        _____________________________________________________________________
                                                       ______________
                                                                           Refer to the "Security Valuation" section of Note 2 for further
Total Transportation-Services                                   426        information.
_____________________________________________________________________

Transportation-Truck - 2.3%
Con-way                                        9,916            452
Landstar System                               25,146            922
                                                       ______________

Total Transportation-Truck                                    1,374
_____________________________________________________________________

Wireless Equipment - 1.6%
Aruba Networks*                                5,769             51
SBA Communications, Cl A*                     33,659            878
                                                       ______________

Total Wireless Equipment                                        929
                                                       ______________

Total Common Stock (Cost $48,591)                            56,261
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 40

OLD MUTUAL INTERNATIONAL BOND FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Rogge Global Partners PLC

Performance Highlights

o    For the fiscal year ended July 31, 2009, the Old Mutual International Bond Fund (the "Fund") slightly underperformed its benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index. The Fund's Institutional Class shares posted a 5.49%
     return versus a 5.61% return for the benchmark

o    An overweight exposure to Australia added relative value early in the fiscal year, but later gave back its gains. An overweight in the Euro zone and an underweight in Japan added relative value. An underweight in the U.K. initially detracted from relative performance, but has added relative value during 2009.

o    A preference for the Australian Dollar versus the Canadian Dollar initially detracted from relative performance, but has subsequently performed well. An overweight in the Norwegian Krone detracted from relative performance early in the fiscal year, but subsequently added relative value. An underweight in the British Pound Sterling had a positive impact during 2008, but has subsequently detracted from relative performance.

o    Sector and security selection had a negative impact. The bulk of the negative contribution came during the beginning of the
     Fund's fiscal year when an overweight exposure to credit subtracted relative value as the risk environment deteriorated sharply. Holdings in the financial sector were particularly hard hit. At the same time, security selection added some relative value due to a focus on national champions and a bias to position holdings towards the upper end of capital structures.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2009, the Old Mutual International Bond Fund (the "Fund") slightly underperformed its benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index. The Fund's Institutional Class shares posted a 5.49%
     return versus a 5.61% return for the benchmark.

Q.   What investment environment did the Fund face during the past year?

A.   During the latter part of 2008, market volatility was at an all time high, funding markets were under severe stress and equity markets went into a tailspin globally. Investors sought the safety of government bonds and other asset classes were shunned.
     The risk environment deteriorated as the panic that had its origins in the U.S. banking system spread globally, forcing government intervention on an unprecedented scale. The U.S. Federal Reserve Board cut interest rates to a record low. Interest rate cuts from central banks around the world failed to restore investor confidence. The U.K. government took unprecedented steps to inject equity capital into the banking sector and many other developed markets followed suit in an attempt to prevent a complete collapse in confidence in the global capital markets. Early in 2009, a degree of risk aversion continued to infect the markets as the global economy faced its deepest recession since World War II. However, the last three months of the fiscal year were marked by a striking reversal as riskier assets such as equities, credit and emerging markets performed relatively well and recovered some of their previous losses.

Q.   Which market factors influenced the Fund's relative performance?

A.   Early in the fiscal year, Rogge Global Partners PLC ("Rogge"), the Fund's sub-adviser, believed the global growth outlook was fragile, and that central banks were reluctant to raise rates. As a result, the Fund maintained a long duration and this position added value as global bond rates fell. At the start of 2009, the Fund held a neutral duration position before moving back to a relatively long position late in the fiscal year.

     Rogge structured the Fund's yield curve exposure to benefit from steepening in developed markets, as it believed a slowdown in economic activity would likely result in lower expectations for interest rates. During the beginning of the Fund's fiscal year, its overweight positioning at the front end of the curve in the developed markets added significant value as expectations of interest rate cuts from central banks increased with the deteriorating global economic growth outlook. In November 2008, Rogge reduced the Fund's steepening yield curve exposure as government curves flattened as inflation expectations collapsed. The remaining steepening positions were eliminated early in 2009 and curve positioning subsequently had a limited impact on returns.

Q.   How did portfolio composition affect relative Fund performance?

A.   An overweight exposure to Australia added value early in the fiscal year, but later gave back its gains. An overweight in the
     Euro zone and an underweight in Japan added value. An underweight in the U.K. initially detracted from performance, but has added value during 2009.

     A preference for the Australian Dollar versus the Canadian Dollar initially detracted from performance, but has subsequently performed well. An overweight in the Norwegian Krone detracted from performance early in the fiscal year, but subsequently added value. An underweight in the British Pound Sterling had a positive impact during 2008, but has subsequently detracted from performance.

     Sector and security selection had a negative impact. The bulk of the negative contribution came during the beginning of the
     Fund's fiscal year when an overweight exposure to credit subtracted value as the risk environment deteriorated sharply.
     Holdings in the financials sector were particularly hard hit. At the same time, security selection added some value due to a focus on national champions and a bias to position holdings towards the upper end of capital structures.

                                                                                                             International Bond Fund

                                                                 41

OLD MUTUAL INTERNATIONAL BOND FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Rogge Global Partners PLC

Top Ten Holdings
as of July 31, 2009

Development Bank of Japan
2.300%, 03/19/26                                                            13.6%
___________________________________________________________________________________

Netherlands Government Bond
4.500%, 07/15/17                                                             7.6%
___________________________________________________________________________________

Bundesrepublik Deutschland
4.750%, 07/04/34                                                             5.2%
___________________________________________________________________________________

Enel SpA, MTN,
5.625%, 06/21/27                                                             5.1%
___________________________________________________________________________________

Kingdom of Denmark
4.000%, 11/15/17                                                             5.0%
___________________________________________________________________________________

Hellenic Republic Government
Bond 3.900%, 08/20/11                                                        4.8%
___________________________________________________________________________________

Italy Buoni Poliennali Del
Tesoro 5.250%, 08/01/11                                                      4.8%
___________________________________________________________________________________

Spain Government Bond
3.250%, 07/30/10                                                             4.7%
___________________________________________________________________________________

Finland Government Bond
2.750%, 09/15/10                                                             4.7%
___________________________________________________________________________________

French Government Bond
4.750%, 04/25/35                                                             4.6%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                            60.1%
___________________________________________________________________________________

Q.   What is the investment outlook?

A.   Rogge believes the recent near-term rebound in industrial production is a consequence of the inventory cycle and final demand still remains rather tepid. Thus, Rogge believes that while the short-term economic outlook is not as bleak as it was six months ago, it still expects only a shallow economic recovery through the end of 2009 and into 2010. Rogge feels the market is not pricing a "double dip" recession. Rogge points out that though it is a little early, the risk of such an outcome cannot be discounted given the deleveraging now under way in the household sector and the tightening in fiscal policy that will be required to bring government debt under control, particularly in the U.S and U.K. Rogge also believes most central banks in the developed world will be in no hurry to shift from the policy of keeping short-term rates at record lows well into 2010.
     Nonetheless, given the signs of impending stabilization in the economic environment, Rogge points out that there were some indications in the U.S. and the U.K. that the end of quantitative easing may be in sight and that there may be an end to central bank purchases of government debt.

     Rogge believes that while the economic recovery is likely to become more evident in developed economies, the Asian economic recovery looks as if it was already underway in the second quarter of 2009, and in some places the downturn only lasted one quarter. Rogge believes the emerging world is leading the way, and this is reflected not just in the output data, but also in equity markets. Rogge advocates an exposure to emerging market currencies, particularly in Asia, as it feels there is a growing inevitability that these will likely be revalued versus developed currencies.

     Rogge feels that where government bonds are concerned, the markets will continue to grapple on the one hand with concerns about the level of supply hitting the markets and on the other, short-term deflation risks. With yield curves already steep, Rogge believes that it is not a bad environment for government bonds and the Fund is currently overweight overall bond duration.

     Rogge's analysis of countries with favorable debt dynamics over the longer-term resulted in its top ranked countries being
     Denmark, Australia, Sweden and Norway. The Fund is currently overweight duration in the Euro zone, Australia, Denmark and
     Sweden. The Fund's currency overweights are currently in the Norwegian Krone, Australian Dollar, Euro and a basket of emerging market currencies. The Fund currently remains underweight duration in the U.K., Japan and Canada. In addition, the Fund is currently underweight Canadian Dollars, British Pound Sterling and Japanese Yen.

International Bond Fund

                                                                 42

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year     Inception
                                                                                                Date        Return      to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                                            11/19/07      5.49%       6.77%
Citigroup Non-US Dollar World Government Bond Index                                            11/19/07      5.61%       6.08%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund (as reported in the
November 19, 2008 prospectus) are 1.11% and 0.95% respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual International Bond Fund, Institutional Class	Citigroup Non-US Dollar World Government Bond Index
11/19/07	10,000	10,000
7/31/08	10,589	10,467
7/31/09	11,171	11,054

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional Class shares on the inception date of 11/19/07 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	3.3%
Corporate Bonds	3.1%
Foreign Bonds	7.4%
Foreign Government Bonds	86.2%

                                                                 43

OLD MUTUAL INTERNATIONAL BOND FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                                (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Foreign Government Bond - 84.6%                                            Corporate Bond - 3.1%
Belgium Government Bond                                                    SunTrust Bank
   4.000%, 03/28/19                    EUR      300     $       437           3.000%, 11/16/11                        $    200     $       206
Bundesrepublik Deutschland                                                 Wells Fargo
   5.375%, 01/04/10                    EUR       30              44           3.000%, 12/09/11                             200             206
   4.750%, 07/04/34 (B)                EUR      440             689                                                               ______________
   3.750%, 01/04/15                    EUR       50              75
   3.750%, 01/04/19                    EUR      300             445        Total Corporate Bond (Cost $412)                                412
   3.500%, 01/04/16                    EUR       60              89        _____________________________________________________________________
Development Bank of Japan
   2.300%, 03/19/26 (B)                JPY  170,000           1,802        Money Market Fund - 3.2%
European Investment Bank, MTN,                                             Dreyfus Cash Management Fund,
   4.750%, 08/05/10                    EUR      200             296           Institutional Class, 0.329% (A)          437,416             437
Finland Government Bond                                                                                                           ______________
   2.750%, 09/15/10                    EUR      430             626
French Government Bond                                                     Total Money Market Fund (Cost $437)                             437
   4.750%, 04/25/35 (B)                EUR      390             609        _____________________________________________________________________
Hellenic Republic Government Bond
   3.900%, 08/20/11                    EUR      430             636        Total Investments - 98.2% (Cost $12,595)                     13,236
Italy Buoni Poliennali Del Tesoro                                          _____________________________________________________________________
   5.250%, 08/01/11                    EUR      415             634
Kingdom of Denmark                                                         Other Assets and Liabilities, Net - 1.8%                        248
   5.000%, 11/15/13                    DKK      910             191        _____________________________________________________________________
   4.000%, 11/15/15 (B)                DKK    2,400             482
   4.000%, 11/15/17                    DKK    3,300             658        Total Net Assets - 100.0%                               $    13,484
Netherlands Government Bond                                                _____________________________________________________________________
   4.500%, 07/15/17 (B)                EUR      650           1,001
New South Wales Treasury
   5.500%, 03/01/17                    AUD      350             281
Norway Government Bond
   6.000%, 05/16/11                    NOK      610             107
Portugal Obrigacoes do Tesouro OT
   5.850%, 05/20/10                    EUR      405             600
Queensland Treasury
   6.250%, 06/14/19                    AUD      100              83
Spain Government Bond
   3.250%, 07/30/10                    EUR      430             627
Sweden Government Bond
   4.250%, 03/12/19                    SEK    2,800             416
United Kingdom Gilt
   4.750%, 06/07/10                    GBP      220             380
   4.500%, 03/07/19                    GBP      110             194
                                                       ______________

Total Foreign Government Bond (Cost $10,701)                 11,402
_____________________________________________________________________

Foreign Bond - 7.3%
BAT Holdings, MTN,
   1.626%, 05/17/10 (D)                EUR       70              99
Citigroup
   2.400%, 10/31/25                    JPY   10,500              74
Enel SpA, MTN,
   5.625%, 06/21/27 (B)                EUR      460             673
Royal Bank of Scotland, MTN,
   6.934%, 04/09/18                    EUR      100             139
                                                       ______________

Total Foreign Bond (Cost $1,045)                                985
_____________________________________________________________________

                                                                 44

As of July 31, 2009, the Fund had the following forward foreign currency contracts outstanding:

                                                                                                                        Unrealized
                                                                                                                       Appreciation
                                     Settlement                 Currency                        Currency              (Depreciation)
Counterparty                            Date                   to Deliver                      to Receive                 (000)
_____________________________        __________          _____________________          _______________________       ______________

Credit Suisse                         09/16/09            USD        (113,070)           AUD            143,000           $  6
Deutsche Bank                         11/17/09            USD         (98,886)           BRL            210,000             11
Deutsche Bank                         08/06/09            USD         (36,607)           CLP         21,000,000              2
Deutsche Bank                         06/10/10            USD         (39,698)           CLP         21,000,000             (1)
Citibank                              11/17/09            USD        (133,185)           CNY            900,000             (1)
JP Morgan                             11/17/09            USD         (59,062)           CNY            400,000              -
Barclays Bank                         09/16/09            USD        (122,409)           CAD            132,736              1
Barclays Bank                         09/16/09            USD      (3,576,015)           EUR          2,536,083             38
JP Morgan                             09/16/09            USD        (105,742)           EUR             75,000              1
Royal Bank of Scotland                09/16/09            USD         (60,000)           EUR             43,057              1
Barclays Bank                         09/16/09            USD        (990,743)           GBP            603,505             17
Deutsche Bank                         08/06/09            USD         (83,617)           INR          4,200,000              4
Deutsche Bank                         06/10/10            USD         (85,470)           INR          4,200,000              1
Credit Suisse                         08/06/09            USD         (94,672)           KRW        123,000,000              6
Credit Suisse                         06/10/10            USD         (99,278)           KRW        123,000,000              2
Deutsche Bank                         08/06/09            USD         (37,028)           MXN            500,000              1
Deutsche Bank                         06/10/10            USD         (36,117)           MXN            500,000              1
Barclays Bank                         09/16/09            USD        (572,136)           SEK          4,392,091             37
Credit Suisse                         09/16/09            USD        (113,671)           NOK            708,342              2
Royal Bank of Scotland                08/06/09            USD         (19,387)           PEN             60,000              1
Royal Bank of Scotland                06/10/10            USD         (19,730)           PEN             60,000              -
Credit Suisse                         08/06/09            USD        (104,077)           PHP          5,000,000              -
Credit Suisse                         11/17/09            USD        (103,187)           PHP          5,000,000              -
Deutsche Bank                         11/17/09            USD         (90,417)           RUB          3,000,000              2
Citibank                              09/16/09            AUD        (160,504)           EUR             89,833             (6)
JP Morgan                             09/16/09            AUD      (1,524,709)           USD          1,244,162            (26)
Citibank                              09/16/09            CAD        (343,203)           AUD            395,577             11
Credit Suisse                         09/16/09            CAD         (46,807)           EUR             30,000             (1)
Credit Suisse                         09/16/09            CAD        (248,035)           NOK          1,438,159              4
Deutsche Bank                         09/16/09            CAD        (219,515)           SEK          1,542,096             10
Credit Suisse                         09/16/09            CAD         (10,000)           USD              8,830              -
JP Morgan                             09/16/09            CHF        (287,063)           EUR            190,000              2
Deutsche Bank                         09/16/09            CHF         (56,139)           USD             52,295              -
Deutsche Bank                         08/06/09            CLP     (21,000,000)           USD             39,518              1
Credit Suisse                         09/16/09            DKK      (3,202,335)           EUR            429,411              -
Deutsche Bank                         09/16/09            DKK        (922,434)           SEK          1,332,917              8
Citibank                              09/16/09            DKK      (2,174,361)           USD            413,928             (2)
Citibank                              09/16/09            EUR        (518,899)           CAD            804,294              7
JP Morgan                             09/16/09            EUR        (294,297)           CHF            444,389             (3)
Citibank                              09/16/09            EUR      (3,678,515)           JPY        495,863,784              1
Barclays Bank                         09/16/09            EUR         (83,650)           NOK            748,403              3
Credit Suisse                         09/16/09            EUR         (40,000)           SEK            421,048              1
Citibank                              09/16/09            EUR        (175,000)           USD            246,411             (3)
Credit Suisse                         09/16/09            EUR        (252,000)           USD            348,713            (10)
Citibank                              09/16/09            GBP        (359,075)           AUD            736,785             14
Credit Suisse                         09/16/09            GBP        (183,866)           EUR            214,170             (2)
JP Morgan                             09/16/09            GBP         (42,958)           EUR             50,000              -
Barclays Bank                         09/16/09            GBP        (148,258)           USD            230,000            (18)
Credit Suisse                         09/16/09            GBP        (164,424)           USD            270,000             (4)
JP Morgan                             09/16/09            GBP         (19,696)           USD             32,000             (1)

                                                                 45

OLD MUTUAL INTERNATIONAL BOND FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

                                                                                                                        Unrealized
                                                                                                                       Appreciation
                                     Settlement                 Currency                        Currency              (Depreciation)
Counterparty                            Date                   to Deliver                      to Receive                 (000)
_____________________________        __________          _____________________          _______________________       ______________

Deutsche Bank                         08/06/09            INR      (4,200,000)           USD             86,885           $ (1)
Deutsche Bank                         09/16/09            JPY     (32,032,723)           AUD            422,595             13
Deutsche Bank                         09/16/09            JPY    (221,023,959)           USD          2,338,136              1
JP Morgan                             09/16/09            JPY      (2,901,000)           USD             30,000             (1)
Credit Suisse                         08/06/09            KRW    (123,000,000)           USD             98,451             (2)
Deutsche Bank                         08/06/09            MXN        (500,000)           USD             37,651              -
Citibank                              09/16/09            NOK        (859,659)           SEK          1,039,500              4
Royal Bank of Scotland                08/06/09            PEN         (60,000)           USD             19,861              -
Credit Suisse                         08/06/09            PHP      (5,000,000)           USD            103,950              -
Barclays Bank                         09/16/09            SEK      (2,963,511)           USD            390,992            (20)
Credit Suisse                         09/16/09            SEK      (8,166,237)           EUR            752,025            (61)
                                                                                                                          ____

                                                                                                                          $ 51
                                                                                                                          ____

For descriptions of abbreviations and footnotes, please refer to page 57.

                                                                 46

Other Information:

The Fund invested in various derivative instruments during the year ended July 31, 2009. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. Refer to Note 2 in the
Notes to Financial Statements for further discussion about these risks and the objectives for utilizing derivative instruments. The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of
Assets and Liabilities and Statement of Operations are presented in the summary below.

The fair value of derivative instruments as of July 31, 2009 by risk category:

                                                              Asset Derivatives                       Liability Derivatives
                                              ______________________________________________________________________________________

                                                   Statement of Asset                         Statement of Asset
Derivatives not designated as hedging               and Liabilities          Fair Value        and Liabilities            Fair Value
instruments, carried at fair value                     Location                (000)               Location                 (000)
____________________________________________________________________________________________________________________________________

   Foreign exchange contracts                 Unrealized Gain on Forward                 Unrealized Loss on Forward
                                                 Foreign Currency Contracts     $214        Foreign Currency Contracts      $(163)
                                                                                ____                                        _____

Total                                                                           $214                                        $(163)
                                                                                ____                                        _____

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2009 are as follows (000):

                                Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
____________________________________________________________________________________________________________________________________

                                                                                                      Forward Foreign
Derivatives not designated as hedging instruments,                                                       Currency
carried at fair value                                                                                    Contracts           Total
____________________________________________________________________________________________________________________________________

   Foreign exchange contracts                                                                              $578              $578
                                                                                                           ____              ____

Total                                                                                                      $578              $578
                                                                                                           ____              ____

                      Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
____________________________________________________________________________________________________________________________________

                                                                                                      Forward Foreign
Derivatives not designated as hedging instruments,                                                       Currency
carried at fair value                                                                                    Contracts           Total
____________________________________________________________________________________________________________________________________

   Foreign exchange contracts                                                                              $204              $204
                                                                                                           ____              ____

Total                                                                                                      $204              $204
                                                                                                           ____              ____

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of July 31, 2009 in valuing the Fund's net assets were as follows (000):

                                   Description                                  Level 1         Level 2       Level 3       Total
____________________________________________________________________________________________________________________________________
Investments
   Corporate Bond                                                                 $  -         $   412          $ -        $   412
   Foreign Bond                                                                      -             985            -            985
   Foreign Government Bond                                                           -          11,402            -         11,402
   Money Market Fund                                                               437               -            -            437
Other Financial Instruments
   Forward Foreign Currency Contracts*                                               -              51            -             51
____________________________________________________________________________________________________________________________________

Total Investments                                                                 $437         $12,850          $ -        $13,287
____________________________________________________________________________________________________________________________________

* Forward foreign currency contracts are not reflected in the Schedule of Investments and are valued at the unrealized appreciation/
  depreciation of the instrument.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 47

OLD MUTUAL INTERNATIONAL EQUITY FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Acadian Asset Management LLC(1)

Performance Highlights

o    For the fiscal year ended July 31, 2009, the Old Mutual International Equity Fund (the "Fund") underperformed its benchmark, the MSCI EAFE® Index. The Fund's Class A shares posted a (29.95)% return at net asset value versus a (22.60)% return for the benchmark.

o    In terms of regions and countries, the Fund lost relative value from stock selection in Japan, France and Australia. There was relative value added back, however, from stock selection in Singapore, Switzerland and the U.K.

o    Samsung Electronics (no longer a Fund holding), DBS Group Holdings, Credit Suisse Group and Jardine Cycle & Carriage were among the top contributors to relative performance for the year.

o    ING Groep, Hitachi and 3i Group (no longer a Fund holding) were among the top detractors from relative performance for the year.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2009, the Old Mutual International Equity Fund (the "Fund") underperformed its benchmark, the MSCI EAFE® Index. The Fund's Class A shares posted a (29.95)% return at net asset value versus a (22.60)% return for the benchmark. Performance for all share classes can be found on page 50.

Q.   What investment environment did the Fund face during the past year?

A.   Non-U.S. equity markets were extraordinarily volatile over the past year, from the unsettled conditions during the summer of
     2008, to the crisis during the fall of 2008, to the mixed signals at the start of 2009 and the market rally that began in March
     2009. Roiled by high volatility and intense waves of investor sentiment, markets also experienced sweeping external trends such as the deleveraging and forced outflows from hedge funds, mutual funds and proprietary broker accounts. In addition, the decline of the global economy and crash in oil prices led to extraordinarily rapid sector regime shifts, in particular away from materials and energy stocks in 2008. Financial stocks also saw unprecedented volatility in prices.

     The first half of 2009 continued the difficult conditions for non-U.S. equities. The period saw negative returns in January and
     February 2009 which were then mitigated by more favorable results in the March 2009 to July 2009 period. There was a dramatic shift in market sentiment, with investors focusing strongly on lower quality stocks and seeking bargains among companies with depressed share prices. This market rally led to sharp underperformance of many quantitative factors, especially momentum.
     Meanwhile, value stocks faced two distinct environments. In the earlier, risk-averse part of the fiscal year, value stocks underperformed severely. In the subsequent market rally, low quality value stocks recovered, but higher quality value stocks remained depressed.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund was severely impacted by the underperformance of value stocks in the first part of the fiscal year and momentum and quality in the latter part of the fiscal year. The focus of the Fund was on value oriented stocks with solid balance sheets and attractive earnings prospects, as well as favorable forward momentum. The focus of markets, in contrast, was on safe, but expensive, stocks in the risk-averse period, and then, in the subsequent market rally, on poor quality companies such as financial stocks that had seen extreme price declines. Many of the stocks that drove the market return in 2009 appeared to
     Acadian Asset Management LLC ("Acadian"), the Fund's sub-adviser, to have unattractive prospects and unsound financial underpinnings, and therefore, were not held in the Fund.

Q.   How did portfolio composition affect relative Fund performance?

A.   In terms of regions and countries, the Fund lost value from stock selection in Japan, France and Australia. There was value added back, however, from stock selection in Singapore, Switzerland and the U.K.

     Samsung Electronics (no longer a Fund holding), DBS Group Holdings, Credit Suisse Group and Jardine Cycle & Carriage were among the top contributors for the year. Korean computer memory maker, Samsung Electronics, saw its stock price rise when its first quarter 2009 earnings results were better than analysts had anticipated. DBS Group Holdings, Southeast Asia's largest bank, reported first quarter 2009 profits that beat analysts' estimates, as trading revenue surged and staff costs declined. The bank also benefited from revived expectations for the Asian banking sector in general. Credit Suisse Group, a financial services company based in Switzerland, saw its stock price rise when it reported an increase in net profit. The position in Jardine
     Cycle & Carriage, a Singapore car retailer, added value as shares rose in anticipation of the company reporting an increase in
     2008 profits, helped by its stake in an Indonesian car distributor.

International Equity Fund

                                                                 48

Top Ten Holdings
as of July 31, 2009

Nestle                                                                      3.1%
___________________________________________________________________________________

Royal Dutch Shell, Cl A                                                     3.1%
___________________________________________________________________________________

BP                                                                          2.8%
___________________________________________________________________________________

BHP Billiton                                                                2.0%
___________________________________________________________________________________

AstraZeneca                                                                 2.0%
___________________________________________________________________________________

Sanofi-Aventis                                                              1.8%
___________________________________________________________________________________

France Telecom                                                              1.8%
___________________________________________________________________________________

HSBC Holdings                                                               1.8%
___________________________________________________________________________________

DBS Group Holdings                                                          1.8%
___________________________________________________________________________________

Unilever                                                                    1.8%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           22.0%
___________________________________________________________________________________

     ING Groep, Hitachi and 3i Group (no longer a Fund holding) were among the top detractors for the year. ING Groep, a Dutch financial services provider, saw its share price fall sharply after it warned it might post a net loss of $674 million on write-downs. Hitachi, a Japanese electronics maker, saw its share price fall after it projected a $700 billion net loss for the twelve-month period ended March 31, 2009. 3i Group, Europe's largest publicly traded private equity firm, saw its stock price fall after it posted the first decline in asset values in five years and missed analyst profitability estimates.

Q.   What is the investment outlook for international stocks?

A.   Acadian notes that global market valuations are lower than average, but not at historic lows. Acadian anticipates further market volatility over the coming months and believes it could see markets retreat temporarily from recent gains. Acadian expects a more stable and sustained recovery by late in 2009, anticipating economic recovery that will likely be visible by early 2010. Acadian believes that encouraging developments for equities include lower volatility, a bottoming-out of earnings downgrades, broader dispersion of valuations and attractive valuations in many sectors.

(1) Effective June 1, 2009, the Fund's assets managed by Clay Finlay LLC were transferred to Acadian Asset Management LLC
    ("Acadian") and Acadian became the sole sub-adviser for the Fund.

                                                                                                           International Equity Fund

                                                                 49

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                        Annualized
                                                                                     Inception           1 Year          Inception
                                                                                        Date             Return           to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                     12/30/05          (33.99)%          (7.11)%
Class A without load                                                                  12/30/05          (29.95)%          (5.56)%
Class C with load                                                                     12/30/05          (31.04)%          (6.23)%
Class C without load                                                                  12/30/05          (30.35)%          (6.23)%
Class Z                                                                               12/30/05          (29.70)%          (5.32)%
Institutional Class                                                                   12/30/05          (29.58)%          (5.08)%
MSCI EAFE® Index                                                                      12/30/05          (22.60)%          (1.80)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2008 prospectus) are 2.76% and 1.52%; 3.55% and 2.27%; 3.44% and 1.27%; and 1.32% and
1.02%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual International Equity Fund, Class A	Old Mutual International Equity Fund, Class C	Old Mutual International Equity Fund, Class Z	Old Mutual International Equity Fund, Institutional Class	MSCI EAFE(R) Index
12/30/05	9,425	10,000	10,000	10,000	10,000
7/31/06	10,320	10,910	10,970	10,980	11,125
7/31/07	13,212	13,859	14,067	14,126	13,785
7/31/08	10,960	11,403	11,693	11,779	12,105
7/31/09	7,678	7,943	8,220	8,295	9,369

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock	1.7%
Foreign Preferred Stock	0.1%
Foreign Common Stock	97.6%
Cash Equivalents	0.6%

                                                                 50

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 1.7%                                                        Australia - continued
B2B/E-Commerce - 0.0%                                                      Santos                                        58,265   $        709
Global Sources*                                  319   $          2        Sigma Pharmaceuticals                        132,737            143
                                                       ______________                                                             ______________

Total B2B/E-Commerce                                              2        Total Australia                                               3,960
_____________________________________________________________________      _____________________________________________________________________

Commercial Banks Non-US - 0.2%                                             Austria - 0.1%
Bank of Nova Scotia                            2,500            107        Mayr Melnhof Karton                              509             48
National Bank of Canada                          200             11        OMV                                               91              4
                                                       ______________      Telekom Austria                                  200              3
                                                                           Voestalpine                                      127              4
Total Commercial Banks Non-US                                   118                                                               ______________
_____________________________________________________________________
                                                                           Total Austria                                                    59
Electronic Components-Miscellaneous - 0.1%                                 _____________________________________________________________________
NAM TAI Electronics                           14,900             68
                                                       ______________      Belgium - 0.8%
                                                                           Barco*                                           500             22
Total Electronic Components-Miscellaneous                        68        Delhaize Group                                 6,702            480
_____________________________________________________________________      D'ieteren                                        562            121
                                                                           Euronav                                           40              1
Food-Retail - 0.0%                                                         Tessenderlo Chemie                               330             12
Empire, Cl A                                     600             23                                                               ______________
                                                       ______________
                                                                           Total Belgium                                                   636
Total Food-Retail                                                23        _____________________________________________________________________
_____________________________________________________________________
                                                                           Canada - 0.8%
Mortgage Banks - 0.1%                                                      Bank of Montreal                               1,300             65
Home Capital Group                             2,300             73        CGI Group, Cl A*                              23,920            243
                                                       ______________      Metro, Cl A*                                     100              3
                                                                           Northgate Minerals*                            8,164             19
Total Mortgage Banks                                             73        QLT*                                           6,800             24
_____________________________________________________________________      Royal Bank of Canada                           2,500            119
                                                                           Toronto-Dominion Bank                          1,900            111
Oil Companies-Exploration & Production - 0.7%                                                                                     ______________
EnCana                                         9,450            507
                                                       ______________      Total Canada                                                    584
                                                                           _____________________________________________________________________
Total Oil Companies-Exploration & Production                    507
_____________________________________________________________________      China - 0.0%
                                                                           SunVic Chemical Holdings                       8,000              1
Retail-Convenience Store - 0.5%                                                                                                   ______________
Alimentation Couche Tard                      25,900            409
                                                       ______________      Total China                                                       1
                                                                           _____________________________________________________________________
Total Retail-Convenience Store                                  409
_____________________________________________________________________      Denmark - 2.1%
                                                                           A P Moller - Maersk A/S, Cl B                     80            498
Retail-Drug Store - 0.1%                                                   Danisco A/S                                    3,718            182
Jean Coutu Group, Cl A                        11,200            104        Danske Bank A/S*                                 600             12
                                                       ______________      FLSmidth A/S*                                  7,971            346
                                                                           Novo Nordisk A/S, Cl B                         9,200            538
Total Retail-Drug Store                                         104        PER Aarsleff A/S, Cl B                           283             33
                                                       ______________                                                             ______________

Total Common Stock (Cost $1,178)                              1,304        Total Denmark                                                 1,609
_____________________________________________________________________      _____________________________________________________________________

Foreign Common Stock - 97.6%                                               Finland - 0.0%
Australia - 5.3%                                                           Fiskars OYJ ABP                                1,581             20
Aditya Birla Minerals*                        41,099             24                                                               ______________
AJ Lucas Group                                10,098             30
Ansell                                        29,670            229        Total Finland                                                    20
Australian Worldwide Exploration              13,777             31        _____________________________________________________________________
BHP Billiton                                  48,255          1,523
BlueScope Steel                              163,524            461        France - 9.4%
Brickworks                                     2,259             24        Arkema                                         2,980             86
Caltex Australia                                 966             10        AXA                                               75              2
Emeco Holdings                               104,147             48        BNP Paribas                                   14,687          1,066
Flight Centre                                  3,400             28        Bouygues                                       6,531            277
Macmahon Holdings                             25,800             10        Cap Gemini                                    10,434            482
Macquarie Group                               16,977            624        Cie de Saint-Gobain                           17,182            695
OceanaGold*                                   10,499              9        CNP Assurances                                   280             26
Pan Pacific Petroleum                         44,998             19        _____________________________________________________________________
RHG*                                          87,115             38
_____________________________________________________________________

                                                                 51

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

France - continued                                                         Hong Kong - continued
Eiffage                                        4,485   $        299        Regal Hotels International Holdings           32,400   $         10
Etam Developpement*                              707             14        Sun Hung Kai Properties                       41,000            622
France Telecom                                54,189          1,352        Tai Fook Securities Group                     28,000             10
Groupe Eurotunnel                              8,915             53        VTech Holdings                                 3,534             25
Groupe Steria SCA                             11,928            288        Wing On Co International                       7,000              9
LDC                                              129             14                                                               ______________
Mr Bricolage                                     203              3
Rallye                                         2,146             63        Total Hong Kong                                               3,442
Sanofi-Aventis                                20,695          1,354        _____________________________________________________________________
Thomson*                                      19,569             26
Vivendi                                       35,170            902        Ireland - 0.8%
                                                       ______________      Experian                                      69,500            574
                                                                                                                                  ______________
Total France                                                  7,002
_____________________________________________________________________      Total Ireland                                                   574
                                                                           _____________________________________________________________________
Germany - 10.8%
Allianz SE                                    11,066          1,096        Italy - 1.7%
BASF SE                                       20,581          1,025        Banca Popolare dell-Emilia Romagna               169              2
Bavaria Industriekapital                         925             14        De'Longhi                                      6,503             20
Bayer                                         10,067            615        Enel                                         164,611            895
Cewe Color Holding                               836             29        Exor                                              26              -
Demag Cranes                                   2,458             61        Indesit*                                      16,007            102
Deutsche Bank                                 11,529            750        Italmobiliare SpA*                               879             30
Deutsche Lufthansa                            53,506            721        Milano Assicurazioni                             521              2
Deutsche Post                                 41,897            662        Mirato SpA*                                    6,464             49
E.ON                                          32,682          1,242        UniCredit                                     52,012            152
Freenet*                                          62              1                                                               ______________
Infineon Technologies*                        70,811            289
Koenig & Bauer*                                  565              7        Total Italy                                                   1,252
Loewe                                          1,348             16        _____________________________________________________________________
Medion                                         1,527             17
MTU Aero Engines Holding                       1,486             54        Japan - 26.4%
Rheinmetall                                    2,323            114        Aichi Machine Industry                         9,000             26
Siemens                                       13,074          1,041        Aisan Industry                                16,400            142
Suedzucker                                    11,806            250        Alfresa Holdings                                 400             20
TUI                                           11,400             74        Allied Telesis Holdings*                      15,800             11
                                                       ______________      Aloka                                            800              8
                                                                           Alpine Electronics                               500              5
Total Germany                                                 8,078        Alps Electric                                  2,924             16
_____________________________________________________________________      Amiyaki Tei                                        9             15
                                                                           Ando                                          12,000             18
Greece - 0.6%                                                              Arakawa Chemical Industries                    5,500             68
National Bank of Greece*                       5,961            174        Argo Graphics                                  1,700             19
OPAP                                          10,780            258        Artnature                                      2,900             26
                                                       ______________      Asahi Industries                                  15             31
                                                                           Astellas Pharma                               27,900          1,060
Total Greece                                                    432        Brother Industries                            11,511            103
_____________________________________________________________________      Canon                                             50              2
                                                                           Chimney                                          500              9
Hong Kong - 4.6%                                                           Chubu Steel Plate                             12,700             97
Champion Technology Holdings               4,182,000            159        Cleanup                                        3,800             21
CLP Holdings                                 175,500          1,193        Coca-Cola Central Japan                        2,600             36
Courage Marine Group                          17,000              3        Combi                                          1,500             11
Dickson Concepts International                98,000             52        Cosmo Oil                                      1,000              3
Hong Kong Exchanges and Clearing              21,100            396        Crescendo Investment                              29             43
Hutchison Telecommunications                 246,000             64        CSK Holdings*                                  3,800             18
   International                                                           Dai Nippon Printing                            8,000            117
Hutchison Whampoa                            101,000            755        Daido Kogyo                                    8,000             13
Jardine Strategic Holdings                     7,000            114        Daihatsu Diesel Manufacturing                  4,000             25
Keck Seng Investments                         18,000              8        Daiichi Jitsugyo                               4,000             13
Modern Beauty Salon Holdings                  92,000             10        Daiichikosho                                   4,200             48
Pacific Basin Shipping                        15,373             12        Daishinku                                      3,000             13
_____________________________________________________________________      _____________________________________________________________________

                                                                 52

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Japan - continued                                                          Japan - continued
Daito Bank                                    13,000   $         11        Marubun                                        2,100   $         14
Daito Trust Construction                       7,200            353        Marudai Food                                   5,000             13
Daiwa Securities Group                        29,000            170        Mercian                                       30,000             69
East Japan Railway                            12,300            703        Mikuni Coca-Cola Bottling                      3,300             27
Ebara*                                         5,436             17        Mimasu Semiconductor Industry                  1,500             22
Faith                                            251             26        Mitani                                           500              4
Fuji Electronics                               1,800             16        Mitsui                                        24,500            305
Fuji Media Holdings                              120            192        Mitsui Home                                    2,000             11
FUJI SOFT                                      3,200             64        Mitsui OSK Lines                              77,000            467
FUJIFILM Holdings                             15,000            482        Morinaga Milk Industry                         4,000             17
Fujitsu                                       94,100            615        Musashi Seimitsu Industry                      1,700             33
Fujitsu Frontech                                 600              6        Namura Shipbuilding                           17,400             94
Fukuda Denshi                                    900             19        NEC Electronics*                              11,000            113
Gendai Agency                                     13             17        NEC Networks & System Integration              5,600             72
Hakuto                                         4,700             41        NIC                                            5,800             28
Haruyama Trading                               1,500              7        NIFTY                                             10              9
Haseko*                                          500              -        Nihon Unisys                                   6,000             52
Hazama                                        26,300             31        Nihon Yamamura Glass                          19,000             52
Hibiya Engineering                             4,200             35        Nippo                                         15,000            119
Hino Motors                                   30,000            100        Nippon Express                                48,000            220
HIS                                            2,800             57        Nippon Flour Mills                            22,000            106
Hitachi                                      262,000            878        Nippon Mining Holdings                        26,500            126
Hitachi Cable                                 19,000             63        Nippon Oil                                    28,000            148
Hitachi Information Systems                    2,900             88        Nippon Road                                    3,000              7
Hitachi Medical                                3,636             35        Nippon Shinyaku                               33,000            432
Hitachi Software Engineering                   6,557            182        Nippon Steel                                     700              3
Hitachi Systems & Services                     3,200             72        Nippon Steel Trading                           1,000              2
Hochiki                                        3,000             18        NIS Group*                                    24,600             12
Idemitsu Kosan                                 2,000            167        Nishimatsu Construction                       40,000             55
IHI*                                           7,000             12        Nissan Motor                                 145,400          1,055
Imasen Electric Industrial                     2,584             32        Nissan Shatai                                  1,000              9
Inaba Seisakusho                               1,600             16        Nissin Sugar Manufacturing                     7,000             15
Inui Steamship                                   800              6        Nittetsu Mining                               11,000             48
Itoham Foods                                   9,000             29        Noevir                                         3,000             31
IWATANI                                       48,000            140        Nojima                                         1,300             10
Japan Automobile Auction                          21             23        NSD                                            2,500             26
JBCC Holdings                                  5,200             38        NTT                                           27,800          1,148
JFE Shoji Holdings                            24,000             94        NTT Data                                         229            770
JMS                                            3,000             11        Ohsho Food Service                             4,700            123
Joban Kosan                                    9,000             14        Osaka Steel                                    2,700             46
Kamei                                          3,000             19        Otsuka Kagu                                    1,500             13
Kanematsu Electronics                          2,300             22        Pacific Industrial                             4,000             18
Kanto Auto Works                               3,400             31        Prima Meat Packers                            17,735             20
Kasumi                                         5,100             24        Relo Holdings                                  4,100             53
Kato Works                                     7,000             17        Ricoh Leasing                                    100              2
Kawasumi Laboratories                          5,000             34        Riken                                          6,000             19
Kinugawa Rubber Industrial                    19,000             29        Roland                                         1,800             21
Koike Sanso Kogyo                              6,000             17        Ryoden Trading                                 2,000             12
Komatsu Seiren                                 4,000             15        Ryosan                                         4,600            118
Kowa Spinning                                  4,000             15        Ryoyo Electro                                 13,400            114
Kurabo Industries                              7,000             14        S Foods                                        2,500             22
Kyodo Printing                                12,000             40        Sakata INX                                    15,000             59
Leopalace21                                   14,700            125        Sankyo-Tateyama Holdings*                     18,000             16
Marubeni                                      20,000             92        Sanwa Holdings                                24,000             87
_____________________________________________________________________      _____________________________________________________________________

                                                                 53

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Japan - continued                                                          Luxembourg - 0.1%
Sapporo Hokuyo Holdings*                      11,000   $         37        Regus                                         47,365   $         55
Satori Electric                                2,400             15                                                               ______________
Seika                                          9,000             21
Seiko Epson                                    5,200             79        Total Luxembourg                                                 55
Seino Holdings                                17,000            133        _____________________________________________________________________
Shidax                                         5,000             21
Shinsei Bank*                                  5,000              7        Netherlands - 6.6%
Shinsho                                        3,000              5        Accell Group                                     931             41
Shiroki                                       10,000             19        Aegon                                         20,120            147
Shoko                                         11,000             13        EADS                                          28,466            543
Sintokogio                                    12,300             86        Gamma Holding*                                    57              -
Soft99                                         2,400             12        Heijmans*                                        792              1
Sony                                          33,500            934        ING Groep                                     10,022            128
Sorun                                          4,700             26        Nutreco Holding                                  119              5
Studio Alice                                   9,700            100        OCE                                            9,746             48
Sumikin Bussan                                 3,000              7        Royal Dutch Shell, Cl A                       87,310          2,287
Sumitomo Electric Industries                  34,000            422        Royal Dutch Shell, Cl B                        2,513             65
Sumitomo Mitsui Financial Group               12,300            524        Philips Electronics                           17,303            394
Sumitomo Pipe & Tube                          14,800             81        TNT                                               53              1
T RAD                                         11,000             25        Unilever                                      48,308          1,317
Taikisha                                       2,402             26                                                               ______________
Taisei Rotec                                   8,000             12
Takachiho Electric                             1,900             22        Total Netherlands                                             4,977
Takagi Securities                              9,000             19        _____________________________________________________________________
Takeuchi Manufacturing                         4,600             44
Techno Ryowa                                   1,200              7        New Zealand - 0.0%
Toa Oil                                       11,000             15        Sky Network Television                           210              1
Tokyo Electric Power                           6,300            161                                                               ______________
Tokyu Community                                  700             15
Tomoe                                          9,900             25        Total New Zealand                                                 1
Toppan Printing                               54,000            550        _____________________________________________________________________
Topy Industries                               61,000            143
Torii Pharmaceutical                           4,900             88        Norway - 1.4%
Toshiba TEC                                   12,000             51        Atea ASA                                      14,500             72
Totetsu Kogyo                                  6,000             38        Norske Skogindustrier*                        52,125             83
Toyo Engineering                               7,000             22        StatoilHydro                                  41,443            886
Toyo Kohan                                     3,000             12                                                               ______________
Toyo Tire & Rubber*                           69,000            150
Toyota Auto Body                              11,900            223        Total Norway                                                  1,041
Toyota Tsusho                                 31,500            481        _____________________________________________________________________
Trancom                                        3,700             71
TS Tech                                        3,700             72        Singapore - 3.7%
TV Asahi                                          30             46        DBS Group Holdings                           138,000          1,331
Ube Material Industries                        2,000              5        Golden Agri-Resources                        686,400            202
Unipres                                        7,800             99        Jardine Cycle & Carriage                      59,526            975
Universe                                         700             10        Macquarie International Infrastructure Fund  550,000            151
Usen*                                          3,332              4        Singapore Petroleum                           19,000             82
U-Shin                                         4,200             22        UOB-Kay Hian Holdings                         22,000             24
Watabe Wedding                                 3,900             61                                                               ______________
Yamaguchi Financial Group                      1,000             14
Yamato Holdings                               47,000            695        Total Singapore                                               2,765
Yamazen                                        2,000              8        _____________________________________________________________________
Yasunaga                                       2,100              7
Zojirushi                                     18,000             43        Spain - 2.1%
                                                       ______________      Banco Santander                               75,912          1,099
                                                                           Bankinter                                      4,300             49
Total Japan                                                  19,726        BBVA                                          22,939            376
_____________________________________________________________________      Construcciones y Auxiliar de Ferrocarriles        27             12
                                                                                                                                  ______________

                                                                           Total Spain                                                   1,536
                                                                           _____________________________________________________________________

                                                                           Sweden - 2.0%
                                                                           Acando AB                                     11,799             20
                                                                           Beijer Alma AB                                   300              3
                                                                           Bilia AB, Cl A                                 1,300              9
                                                                           Electrolux AB, Ser B*                         29,218            548
                                                                           Industrial & Financial Systems, Cl B           3,345             32
                                                                           Industrivarden AB, Cl A                        2,056             22
                                                                           Proffice AB, Cl B*                             7,132             17
                                                                           Telefonaktiebolaget LM Ericsson, Cl B         97,209            957
                                                                                                                                  ______________

                                                                           Total Sweden                                                  1,608
                                                                           _____________________________________________________________________

                                                                 54

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Switzerland - 6.9%                                                         Foreign Preferred Stock - 0.1%
Bell Holding                                      28   $         43        Germany - 0.0%
Credit Suisse Group                           18,129            857        Villeroy & Boch                                3,475   $         22
Emmi                                             141             14                                                               ______________
Nestle                                        57,039          2,344
Novartis                                      19,495            891        Total Germany                                                    22
PSP Swiss Property                               701             37        _____________________________________________________________________
Walter Meier, Cl A                                49              3
Xstrata                                       69,900            944        Italy - 0.1%
                                                       ______________      Exor                                           3,908             37
                                                                                                                                  ______________
Total Switzerland                                             5,133
_____________________________________________________________________      Total Italy                                                      37
                                                                                                                                  ______________
United Kingdom - 11.4%
Anglo-Eastern Plantations                      1,127              6        Total Foreign Preferred Stock (Cost $128)                        59
AstraZeneca (GBP)                             32,310          1,505        _____________________________________________________________________
AstraZeneca (SEK)                                317             15
Aveva Group                                       94              1        Money Market Fund - 0.6%
Aviva                                          1,542              9        Dreyfus Cash Management Fund,
Avocet Mining*                                 7,100              9           Institutional Class, 0.329% (A)           464,804            465
BAE Systems                                  195,153          1,001                                                               ______________
Barclays                                     146,689            746
BHP Billiton                                     127              3        Total Money Market Fund (Cost $465)                             465
BP                                           256,085          2,124        _____________________________________________________________________
Bradford & Bingley (E)                        34,425              -
Cape*                                          7,630             28        Total Investments - 100.0% (Cost $71,222)                    74,815
Character Group*                                 803              1        _____________________________________________________________________
Chaucer Holdings                                 257              -
Colliers Cre*                                  3,314              1        Other Assets and Liabilities, Net - (0.0)%                       (5)
Costain Group                                 34,266             16        _____________________________________________________________________
Dairy Crest Group                              4,500             25
Delta                                          5,686             12        Total Net Assets - 100.0%                              $     74,810
DS Smith                                      25,656             32        _____________________________________________________________________
Fiberweb                                      15,243             17
Hamworthy                                      3,200             16        For descriptions of abbreviations and footnotes, please refer to page 57.
Hilton Food Group                              1,087              3
HSBC Holdings                                133,412          1,350
ICAP                                          54,946            416
International Power                            5,857             25
J Sainsbury                                   19,390            103
Lloyds Banking Group                             332              -
Mondi                                          2,231             10
Reckitt Benckiser Group                        9,652            464
Renew Holdings                                 2,084              1
Stagecoach Group                              10,878             25
Standard Chartered                             1,620             38
Tenon Group                                    7,109              6
Tullett Prebon                                12,684             75
Vitec Group                                    1,800              8
Vodafone Group                               184,243            379
Yule Catto                                    13,345             26
                                                       ______________

Total United Kingdom                                          8,496
                                                       ______________

Total Foreign Common Stock (Cost $69,451)                    72,987
_____________________________________________________________________

                                                                 55

OLD MUTUAL INTERNATIONAL EQUITY FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2009

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of July 31, 2009 in valuing the Fund's net assets were as follows (000):

               Description                                                          Level 1       Level 2       Level 3       Total
____________________________________________________________________________________________________________________________________
Investments
   Common Stock                                                                      $1,304       $     -         $-         $ 1,304
   Foreign Common Stock
      Australia                                                                          30         3,930          -           3,960
      Austria                                                                             -            59          -              59
      Belgium                                                                             -           636          -             636
      Canada                                                                            584             -          -             584
      China                                                                               -             1          -               1
      Denmark                                                                             -         1,609          -           1,609
      Finland                                                                             -            20          -              20
      France                                                                              -         7,002          -           7,002
      Germany                                                                            74         8,004          -           8,078
      Greece                                                                              -           432          -             432
      Hong Kong                                                                           -         3,442          -           3,442
      Ireland                                                                             -           574          -             574
      Italy                                                                              49         1,203          -           1,252
      Japan                                                                              19        19,707          -          19,726
      Luxembourg                                                                          -            55          -              55
      Netherlands                                                                         -         4,977          -           4,977
      New Zealand                                                                         -             1          -               1
      Norway                                                                              -         1,041          -           1,041
      Singapore                                                                           -         2,765          -           2,765
      Spain                                                                           1,099           437          -           1,536
      Sweden                                                                              -         1,608          -           1,608
      Switzerland                                                                         -         5,133          -           5,133
      United Kingdom                                                                      -         8,496          -           8,496
   Foreign Preferred Stock
      Germany                                                                             -            22          -              22
      Italy                                                                               -            37          -              37
  Money Market Fund                                                                     465             -          -             465
____________________________________________________________________________________________________________________________________

Total Investments                                                                    $3,624       $71,191         $-         $74,815
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 56

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

(A) - The rate reported represents the 7-day effective yield as of July 31, 2009.

(B) - All or a portion of this security is held as cover for securities sold short, forward foreign currency contracts or open written option contracts.

(C) - All or a portion of this security is held as required margin for open futures contracts. The rate reported represents the effective yield at the time of purchase.

(D) - Floating Rate Security - The rate reported represents the security's rate as of July 31, 2009.

(E) - Security fair valued using methods determined in good faith according to procedures adopted by the Valuation Committee designated by the Board of Trustees. On July 31, 2009, the aggregate value of these securities was $0 (000), representing 0.0%
      of the net assets of the Old Mutual International Equity Fund.

AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
CHF - Swiss Franc
Cl  - Class
CLP - Chilean Peso
CNY - Chinese Yuan Renminbi
DKK - Danish Krone
EUR - Euro
GBP - British Pound Sterling
HMO - Health Maintenance Organization
INR - Indian Rupee
ISP - Internet Service Provider
JPY - Japanese Yen
KRW - Korean Won
MTN - Medium Term Note
MXN - Mexican Peso
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PHP - Philippine Peso
R&D - Research and Development
REITs - Real Estate Investment Trusts
RUB - Russian Ruble
S&L - Savings and Loan
SEK - Swedish Krona
Ser - Series

Amounts designated as "-" are either $0 or have been rounded to $0.
Cost figures are shown with "000's" omitted.

                                                                 57

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JULY 31, 2009
___________________________________________________________________________________________________________________________________________

                                                                                                                                Old Mutual
                                                                                                                                 Analytic
                                                                                                                                   Fund
___________________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                                               $  183,827
___________________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                                              $  214,111
   Cash                                                                                                                                  -
   Foreign Currency (cost $-, $413, $737, $-, $69, $114)                                                                                 -
   Unrealized Gain on Forward Foreign Currency Contracts                                                                             5,988
   Receivable for Capital Shares Sold                                                                                                  159
   Receivable from Investment Adviser                                                                                                    1
   Receivable for Investment Securities Sold                                                                                         9,702
   Receivable for Dividends and Interest                                                                                               157
   Variation Margin Receivable on Futures Contracts                                                                                    393
___________________________________________________________________________________________________________________________________________

      Total Assets                                                                                                                 230,511
___________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Investment Securities Purchased                                                                                       2,229
   Payable for Capital Shares Redeemed                                                                                                 819
   Variation Margin Payable on Futures Contracts                                                                                       492
   Written Option Contracts, at Value (Proceeds received of $4,152, $150, $-, $-, $-, $-)                                            7,902
   Securities Sold Short, at Value (Proceeds received of $28,500, $849, $-, $-, $-, $-)                                             32,550
   Unrealized Loss on Forward Foreign Currency Contracts                                                                             3,361
   Payable for Administration Fees                                                                                                      15
   Payable for Distribution & Service Fees                                                                                              14
   Payable for Management Fees                                                                                                         146
   Payable to Custodian                                                                                                              5,286
   Payable for Trustees' Fees                                                                                                           10
   Payable to Investment Adviser                                                                                                         -
   Other Liabilities                                                                                                                     -
   Accrued Expenses                                                                                                                    358
___________________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                                             53,182
___________________________________________________________________________________________________________________________________________

Net Assets                                                                                                                      $  177,329
___________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)                                                                  $  343,832
   Undistributed Net Investment Income/(Accumulated Net Investment Loss)                                                           (10,783)
   Accumulated Net Realized Gain (Loss) on Investments, Securities Sold Short,
      Futures, Written Options and Foreign Currency Transactions                                                                  (182,608)
   Net Unrealized Appreciation on Investments, Securities Sold Short,
      Futures, Written Options and Foreign Currency Transactions                                                                    26,888
___________________________________________________________________________________________________________________________________________

Net Assets                                                                                                                      $  177,329
___________________________________________________________________________________________________________________________________________

Net Assets - Class A                                                                                                            $   83,169
Net Assets - Class C                                                                                                                51,879
Net Assets - Class Z                                                                                                                29,734
Net Assets - Institutional Class                                                                                                    12,547
___________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class A                                                                              9,581,810
Outstanding Shares of Beneficial Interest - Class C                                                                              6,174,945
Outstanding Shares of Beneficial Interest - Class Z                                                                              3,399,681
Outstanding Shares of Beneficial Interest - Institutional Class                                                                  1,431,859
___________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A^                                                                       $     8.68
___________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A (Net Asset Value/94.25%)                                                               $     9.21
___________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C†^                                                            $     8.40
___________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z^                                                             $     8.75
___________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^                                                 $     8.76
___________________________________________________________________________________________________________________________________________

† Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

^ Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

Amounts designated as "-" are either $0 or have been rounded to $0.

N/A - Not Applicable

The accompanying notes are an integral part of the financial statements.

                                                                 58

____________________________________________________________________________________________________________________________________

                                                            Old Mutual
   Old Mutual                   Old Mutual                 Copper Rock                  Old Mutual                      Old Mutual
Analytic Global                   China                      Emerging                  International                  International
     Fund                         Fund                     Growth Fund                   Bond Fund                     Equity Fund
____________________________________________________________________________________________________________________________________

   $  5,808                      $ 31,757                  $   51,748                   $   12,595                     $   71,222
____________________________________________________________________________________________________________________________________

   $  6,420                      $ 43,584                  $   59,523                   $   13,236                     $   74,815
          -                             -                           -                            -                              1
        417                           737                           -                           71                            115
          -                             -                           -                          214                              -
          -                           648                         254                            -                             11
          -                             -                           -                            -                              5
         11                             -                       4,131                            -                            513
         21                            31                           3                          188                            172
         32                             -                           -                            -                              -
____________________________________________________________________________________________________________________________________

      6,901                        45,000                      63,911                       13,709                         75,632
____________________________________________________________________________________________________________________________________

          -                             -                       4,511                            -                            644
        317                           147                           4                            1                             21
         35                             -                           -                            -                              -
        223                             -                           -                            -                              -
        994                             -                           -                            -                              -
          -                             -                           -                          163                              -
          -                             3                           5                            1                              5
          1                             2                           -                            -                              -
          6                            37                          40                            6                             54
        270                             -                           -                            -                              -
          -                             -                           1                            1                              1
         16                             9                           9                            -                              -
          -                             -                           -                           35                              -
         55                            68                          63                           18                             97
____________________________________________________________________________________________________________________________________

      1,917                           266                       4,633                          225                            822
____________________________________________________________________________________________________________________________________

   $  4,984                      $ 44,734                  $   59,278                   $   13,484                     $   74,810
____________________________________________________________________________________________________________________________________

   $ 18,580                      $ 45,113                  $   85,779                   $   13,590                     $  123,456
       (383)                           22                           -                         (813)                           804

    (13,711)                      (12,228)                    (34,276)                           4                        (53,051)

        498                        11,827                       7,775                          703                          3,601
____________________________________________________________________________________________________________________________________

   $  4,984                      $ 44,734                  $   59,278                   $   13,484                     $   74,810
____________________________________________________________________________________________________________________________________

   $  2,174                      $ 15,069                  $    3,480                          N/A                     $      617
      2,601                         8,267                         367                          N/A                            921
        130                        11,654                      19,771                          N/A                            513
         79                         9,744                      35,660                   $   13,484                         72,759
____________________________________________________________________________________________________________________________________

    353,287                       923,318                     451,115                          N/A                         80,414
    429,329                       514,253                      49,126                          N/A                        121,554
     21,151                       709,592                   2,536,695                          N/A                         66,566
     14,923                       589,691                   4,539,051                    1,564,132                      9,407,086
____________________________________________________________________________________________________________________________________

   $   6.15                      $  16.32                  $     7.71                          N/A                     $     7.67
____________________________________________________________________________________________________________________________________

   $   6.53                      $  17.32                  $     8.18                          N/A                     $     8.14
____________________________________________________________________________________________________________________________________

   $   6.06                      $  16.08                  $     7.47                          N/A                     $     7.58
____________________________________________________________________________________________________________________________________

   $   6.15                      $  16.42                  $     7.79                          N/A                     $     7.70
____________________________________________________________________________________________________________________________________

   $   5.28                      $  16.52                  $     7.86                   $     8.62                     $     7.73
____________________________________________________________________________________________________________________________________

                                                                 59

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED JULY 31, 2009
___________________________________________________________________________________________________________________________________________

                                                                                                                                Old Mutual
                                                                                                                                 Analytic
                                                                                                                                   Fund
___________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                                                     $   6,117
   Interest                                                                                                                            440
   Less: Foreign Taxes Withheld                                                                                                          -
___________________________________________________________________________________________________________________________________________

      Total Investment Income                                                                                                        6,557
___________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                                                   2,704
   Administration Fees                                                                                                                 285
   Distribution and Service fees:
      Class A                                                                                                                          365
      Class C                                                                                                                          824
   Trustees' Fees                                                                                                                       73
   Custodian Fees                                                                                                                       65
   Professional Fees                                                                                                                   129
   Registration and SEC Fees                                                                                                           126
   Printing Fees                                                                                                                       193
   Transfer Agent Fees                                                                                                                 724
   Offering Costs                                                                                                                        -
   Dividend Expense on Securities Sold Short                                                                                         1,027
   Interest Expense                                                                                                                    447
   Pricing Fees                                                                                                                          3
   Other Expenses                                                                                                                       87
___________________________________________________________________________________________________________________________________________

      Total Expenses                                                                                                                 7,052
___________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                                                                      (697)
   Reimbursement of Other Expenses by Investment Adviser                                                                                 -
   Expense Reduction (1)                                                                                                                (3)
___________________________________________________________________________________________________________________________________________

      Net Expenses                                                                                                                   6,352
___________________________________________________________________________________________________________________________________________

Net Investment Income (Loss)                                                                                                           205
___________________________________________________________________________________________________________________________________________

Net Increase from Payment by Affiliates (2)                                                                                              -
Net Realized Gain (Loss) from Investment Transactions (including Securities Sold Short)                                           (119,552)
Net Realized Loss on Foreign Currency Transactions                                                                                 (32,477)
Net Realized Loss on Futures Contracts                                                                                             (13,433)
Net Realized Gain on Written Options Contracts                                                                                      17,101
Net Change in Unrealized Appreciation (Depreciation) on Investments (including Securities Sold Short)                               13,054
Net Change in Unrealized Appreciation (Depreciation) on
   Forward Foreign Currency Contracts and Foreign Currency Transactions                                                             (5,153)
Net Change in Unrealized Appreciation on Futures Contracts                                                                           7,839
Net Change in Unrealized Depreciation on Written Option Contracts                                                                   (1,387)
___________________________________________________________________________________________________________________________________________

Net Realized and Unrealized Gain (Loss) on Investments                                                                            (134,008)
___________________________________________________________________________________________________________________________________________

Increase (Decrease) in Net Assets Resulting from Operations                                                                      $(133,803)
___________________________________________________________________________________________________________________________________________

(1) All expense reductions are for transfer agent expenses. See note 2.

(2) See Note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 60

____________________________________________________________________________________________________________________________________

                                                            Old Mutual
   Old Mutual                   Old Mutual                 Copper Rock                  Old Mutual                      Old Mutual
Analytic Global                   China                      Emerging                  International                  International
     Fund                         Fund                     Growth Fund                   Bond Fund                     Equity Fund
____________________________________________________________________________________________________________________________________

    $   259                      $   845                    $    167                      $   8                         $  2,487
         18                            1                           -                        538                                -
        (14)                         (35)                          -                         (3)                            (235)
____________________________________________________________________________________________________________________________________

        263                          811                         167                        543                            2,252
____________________________________________________________________________________________________________________________________

        111                          411                         458                         94                              710
         10                           31                          51                         16                               71

         10                           30                          14                          -                                2
         51                           64                           6                          -                               11
          1                            6                          10                          4                               14
         56                           33                          15                         18                              102
          -                            5                          17                          7                               20
         48                           51                          61                         18                               56
          5                           21                           9                          1                                2
         11                           90                          63                          1                               12
          -                            -                           -                        (12)                               -
         76                            -                           -                          -                                -
         38                            -                           -                          -                                -
         78                           22                           -                          5                              115
          9                           30                          12                          6                               38
____________________________________________________________________________________________________________________________________

        504                          794                         716                        158                            1,153
____________________________________________________________________________________________________________________________________

       (111)                        (204)                        (36)                        (9)                            (409)
        (55)                           -                           -                          -                                -
          -                            -                           -                          -                               (1)
____________________________________________________________________________________________________________________________________

        338                          590                         680                        149                              743
____________________________________________________________________________________________________________________________________

        (75)                         221                        (513)                       394                            1,509
____________________________________________________________________________________________________________________________________
          -                            1                           1                          -                                2
     (6,217)                      (7,544)                    (21,956)                        57                          (44,395)
       (353)                         (53)                          -                       (138)                            (496)
     (1,554)                           -                           -                          -                                -
        389                            -                           -                          -                                -
      1,323                        8,479                       3,604                       (165)                           7,505

         (7)                           3                           -                        209                                7
        265                            -                           -                          -                                -
        (22)                           -                           -                          -                                -
____________________________________________________________________________________________________________________________________

     (6,176)                         886                     (18,351)                       (37)                         (37,377)
____________________________________________________________________________________________________________________________________

    $(6,251)                     $ 1,107                    $(18,864)                     $ 357                         $(35,868)
____________________________________________________________________________________________________________________________________

                                                                 61

STATEMENTS OF CHANGES IN NET ASSETS (000)

____________________________________________________________________________________________________________________________________________________________

                                                                                                     Old Mutual                          Old Mutual
                                                                                                      Analytic                         Analytic Global
                                                                                                       Fund                                 Fund
____________________________________________________________________________________________________________________________________________________________

                                                                                           8/1/08 to         8/1/07 to          8/1/08 to        8/1/07 to
                                                                                            7/31/09           7/31/08            7/31/09          7/31/08
____________________________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                            $     205        $    1,676          $    (75)        $     (21)
   Net Increase from Payment by Affiliates(3)                                                      -                 -                 -                 -
   Net Realized Gain (Loss) from Investments (including Securities Sold Short),
      Written Option Contracts, Futures Contracts, Forward Foreign
      Currency Contracts and Foreign Currency Transactions                                  (148,361)          (51,916)           (7,735)           (5,659)
   Net Change in Unrealized Appreciation (Depreciation) on Investments
      (including Securities Sold Short), Forward Foreign Currency Contracts,
      Foreign Currency Transactions, Futures Contracts, and Written Option Contracts          14,353           (62,341)            1,559              (409)
____________________________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                          (133,803)         (112,581)           (6,251)           (6,089)
____________________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class A                                                                                      -            (6,464)                -              (107)
      Class C                                                                                      -            (4,772)                -              (180)
      Class Z                                                                                      -            (1,127)                -                (3)
      Institutional Class                                                                          -              (332)                -               (13)
   Net Realized Gains from Investment Transactions:
      Class A                                                                                      -           (24,205)                -              (567)
      Class C                                                                                      -           (14,546)                -              (668)
      Class Z                                                                                      -            (4,676)                -               (19)
      Institutional Class                                                                          -            (1,345)                -               (99)
   Return of Capital:
      Class A                                                                                      -                 -               (48)                -
      Class C                                                                                      -                 -                 -                 -
      Class Z                                                                                      -                 -                (3)                -
      Institutional Class                                                                          -                 -               (13)                -
____________________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                               -           (57,467)              (64)           (1,656)
____________________________________________________________________________________________________________________________________________________________

Capital Share Transactions:
   Class A
   Shares Issued                                                                              25,346           144,569               666             9,941
   Shares Issued upon Reinvestment of Distributions                                                -            22,563                13               280
   Redemption Fees                                                                                 4                 9                 -                 -
   Shares Redeemed                                                                          (155,699)         (398,594)           (4,465)          (22,590)
____________________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                                 (130,349)         (231,453)           (3,786)          (12,369)
____________________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                                               1,925            44,940               210             4,241
   Shares Issued upon Reinvestment of Distributions                                                -             6,844                 -               363
   Redemption Fees                                                                                 -                 -                 -                 -
   Shares Redeemed                                                                           (69,385)         (178,863)           (5,200)           (9,272)
____________________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                                                  (67,460)         (127,079)           (4,990)           (4,668)
____________________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                                               4,430            13,094                 8                80
   Shares Issued upon Reinvestment of Distributions                                                -             5,672                 3                22
   Shares Redeemed                                                                           (18,041)          (73,642)             (286)               (9)
____________________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                                  (13,611)          (54,876)             (275)               93
____________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                               1,530             5,930                 -                 -
   Shares Issued upon Reinvestment of Distributions                                                -             1,673                13               112
   Shares Redeemed                                                                            (9,923)           (7,755)           (2,020)                -
____________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                                       (8,393)             (152)           (2,007)              112
____________________________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions               (219,813)         (413,560)          (11,058)          (16,832)
____________________________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                  (353,616)         (583,608)          (17,373)          (24,577)
____________________________________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                    530,945         1,114,553            22,357            46,934
____________________________________________________________________________________________________________________________________________________________

      End of Period                                                                        $ 177,329        $  530,945          $  4,984          $ 22,357
____________________________________________________________________________________________________________________________________________________________

   Undistributed Net Investment Income/(Accumulated Net Investment Loss)                   $ (10,783)       $   (7,768)         $  (383)             $ (29)
____________________________________________________________________________________________________________________________________________________________

*    Inception date of the Fund.

(1)  During the year ended July 31, 2008, the Old Mutual Copper Rock Emerging Growth Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $50,385 on the date of redemption.

The accompanying notes are an integral part of the financial statements.

                                                                 62

______________________________________________________________________________________________________________________________________________________

                                                  Old Mutual
                                                  Copper Rock                              Old Mutual                             Old Mutual
          Old Mutual                               Emerging                              International                           International
          China Fund                              Growth Fund                              Bond Fund                              Equity Fund
______________________________________________________________________________________________________________________________________________________

8/1/08 to        8/1/07 to                 8/1/08 to       8/1/07 to              8/1/08 to     11/19/07* to               8/1/08 to        8/1/07 to
 7/31/09          7/31/08                   7/31/09         7/31/08                7/31/09       7/31/08                    7/31/09          7/31/08
______________________________________________________________________________________________________________________________________________________

 $   221         $      7                  $   (513)       $   (869)              $    394       $   560                    $  1,509        $  1,742
       1                -                         1               1                      -             -                           2               -

  (7,597)             641                   (21,956)           (217)                   (81)        2,491                     (44,891)         (8,663)

   8,482          (10,026)                    3,604          (5,848)                    44           659                       7,512          (5,301)
______________________________________________________________________________________________________________________________________________________

   1,107           (9,378)                  (18,864)         (6,933)                   357         3,710                     (35,868)        (12,222)
______________________________________________________________________________________________________________________________________________________

    (182)             (46)                        -               -                      -             -                         (11)             (7)
     (18)             (78)                        -               -                      -             -                          (1)            (13)
     (73)              (3)                        -               -                      -             -                         (11)             (2)
    (187)               -                         -               -                 (2,892)         (545)                     (1,749)           (173)

       -           (5,842)                        -          (2,997)                     -             -                           -             (18)
       -           (3,380)                        -             (75)                     -             -                           -             (17)
       -           (1,497)                        -            (169)                     -             -                           -              (8)
       -           (4,804)                        -          (2,078)                  (550)            -                           -            (661)

       -                -                         -               -                      -             -                           -               -
       -                -                         -               -                      -             -                           -               -
       -                -                         -               -                      -             -                           -               -
       -                -                         -               -                      -             -                           -               -
______________________________________________________________________________________________________________________________________________________

    (460)         (15,650)                        -          (5,319)                (3,442)         (545)                     (1,772)           (899)
______________________________________________________________________________________________________________________________________________________

   5,929           13,134                     4,526          24,752                      -             -                          37           2,344
     120            4,289                         -           1,884                      -             -                           7              17
       1                -                         1               3                      -             -                           -               -
  (8,474)         (16,213)                   (8,247)        (41,298)                     -             -                        (693)         (2,111)
______________________________________________________________________________________________________________________________________________________

  (2,424)           1,210                    (3,720)        (14,659)                     -             -                        (649)            250
______________________________________________________________________________________________________________________________________________________

   1,796            6,819                       124             820                      -             -                         123           2,120
       9            1,736                         -              45                      -             -                           -              11
       1                1                         -               -                      -             -                           -               -
  (3,206)          (8,618)                     (417)           (163)                     -             -                        (707)           (644)
______________________________________________________________________________________________________________________________________________________

  (1,400)             (62)                     (293)            702                      -             -                        (584)          1,487
______________________________________________________________________________________________________________________________________________________

   7,001            8,593                    17,061          17,455                      -             -                          50             736
      71            1,466                         -             169                      -             -                          11              10
  (1,831)          (5,027)                   (9,614)         (1,414)                     -             -                        (560)           (214)
______________________________________________________________________________________________________________________________________________________

   5,241            5,032                     7,447          16,210                      -             -                        (499)            532
______________________________________________________________________________________________________________________________________________________

      13               23                    20,072          33,502                    977        26,348 (2)                  14,337         127,568 (2)
     187            4,804                         -           2,077                  3,442           544                       1,746             814
     (12)         (10,650)                   (7,685)        (66,883) (1)           (11,189)       (6,718)                    (20,580)        (13,259)
______________________________________________________________________________________________________________________________________________________

     188           (5,823)                   12,387         (31,304)                (6,770)       20,174                      (4,497)        115,123
______________________________________________________________________________________________________________________________________________________

   1,605              357                    15,821         (29,051)                (6,770)       20,174                      (6,229)        117,392
______________________________________________________________________________________________________________________________________________________

   2,252          (24,671)                   (3,043)        (41,303)                (9,855)       23,339                     (43,869)        104,271
______________________________________________________________________________________________________________________________________________________

  42,482           67,153                    62,321         103,624                 23,339             -                     118,679          14,408
______________________________________________________________________________________________________________________________________________________

 $44,734         $ 42,482                  $ 59,278        $ 62,321               $ 13,484       $23,339                    $ 74,810        $118,679
______________________________________________________________________________________________________________________________________________________

 $    22         $    (28)                 $      -        $      -               $   (813)      $ 1,823                    $    804        $  1,606
______________________________________________________________________________________________________________________________________________________

(2)  During the year ended July 31, 2008, the Old Mutual International Bond Fund and Old Mutual International Equity Fund received from new shareholders portfolio securities and cash valued at $22,766 and $94,796,respectively, on the date of the subscription.

(3)  See Note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 63

STATEMENTS OF CASH FLOWS (000)
FOR THE YEAR ENDED JULY 31, 2009

___________________________________________________________________________________________________________________________________________

                                                                                                             Old Mutual       Old Mutual
                                                                                                              Analytic      Analytic Global
                                                                                                                Fund              Fund
___________________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used in) Operating Activities:
      Interest and Dividends Received (Excludes Net Amortization/Accretion of $279 and $14, respectively)    $  11,676         $    284
      Purchases of Long-term Portfolio Investments                                                            (596,839)         (26,437)
      Proceeds from Sales of Long-term Portfolio Investments                                                   833,251           39,520
      Net Cash Used in Futures Contracts                                                                        (6,250)          (1,102)
      Net Cash Used in Purchased Options Contracts                                                              (2,598)             (88)
      Net Cash Provided by (Used in) Written Options Contracts                                                   7,169             (138)
      Net Cash Used in Short Sales Transactions                                                                (44,232)          (2,564)
      Net Decrease in Short-term Investments                                                                    31,265            2,230
      Net Cash Used in Foreign Currency Transactions                                                           (32,477)            (360)
      Interest Expense Paid                                                                                       (447)             (38)
      Operating Expenses Paid                                                                                   (6,400)            (340)
___________________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                 194,118           10,967
___________________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used in) Financing Activities:
      Decrease in Shares of Beneficial Interest Sold                                                          (221,152)         (10,947)
      Decrease in Deposits with Brokers for Collateral                                                          24,031                -
      Cash Dividends Paid, Excluding Reinvestment of $0 and $29, respectively                                        -              (35)
      Increase in Payable to Custodian                                                                           2,473              270
___________________________________________________________________________________________________________________________________________

   Net Cash Used in Financing Activities                                                                      (194,648)         (10,712)
___________________________________________________________________________________________________________________________________________

   Net Change in Cash                                                                                             (530)             255
   Cash at Beginning of Year                                                                                       530              162
___________________________________________________________________________________________________________________________________________

   Cash at End of Year                                                                                       $       -         $    417
___________________________________________________________________________________________________________________________________________

Reconciliation of Net Decrease in Net Assets from Operations to
   Net Cash Provided from Operating Activities:
   Net Decrease in Net Assets Resulting from Operations                                                      $(133,803)        $ (6,251)
___________________________________________________________________________________________________________________________________________

   Decrease in Investments                                                                                     337,416           17,654
   Decrease in Written Options Contracts, at Value                                                             (11,132)            (592)
   Accretion of Discount on Investments                                                                           (279)             (14)
   Decrease in Dividends and Interest Receivable                                                                 5,398               35
   Increase in Payable for Securities Purchased                                                                  2,229                -
   Increase (Decrease) in Variation Margin Payable                                                                (656)             187
   Decrease in Receivable for Foreign Forward Currency Contracts                                                 5,142                -
   Decrease in Other Assets                                                                                        116                3
   Decrease in Accrued Expenses                                                                                   (611)             (44)
   Increase in Receivable for Securities Sold                                                                   (9,702)             (11)
___________________________________________________________________________________________________________________________________________

   Total Adjustments                                                                                           327,921           17,218
___________________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                               $ 194,118         $ 10,967
___________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 64

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                  Ratio of
                                                                                                                                                                                  Expenses
                                            Realized                                                                                                                           to Average Net  Ratio of Net
                    Net                       and                                                                                    Net                  Net                      Assets       Investment
                   Asset          Net      Unrealized                          Dividends   Distributions              Total         Asset               Assets      Ratio        (Excluding       Income
                   Value      Investment     Gains                    Total     from Net      from        Return     Dividends      Value                End     of Expenses     Waivers and      (Loss)     Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital        of         and           End      Total   of Period   to Average       Expense       to Average  Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Capital  Distributions  of Period  Return†    (000)    Net Assets††   Reductions)††  Net Assets††    Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC FUND (1)

   Class A
   2009           $11.88        $0.02       $(3.22)        $ -       $(3.20)    $    -       $    -        $    -     $    -       $ 8.68   (26.94)%   $ 83,169    2.07% (5)        2.41%          0.24%      195.35%
   2008            14.51         0.05        (1.80)          -        (1.75)     (0.18)       (0.70)            -      (0.88)       11.88   (12.60)%    285,305    1.92% (5)        2.13%          0.40%      171.50%
   2007            13.21         0.08         1.24           -         1.32      (0.02)           -             -      (0.02)       14.51     9.99%     607,810    1.54% (5)        1.96%          0.55%      183.98%
   2006 (4)        12.84         0.05         0.32#          -         0.37          -            -             -          -        13.21     2.88%#    295,095    1.51% (5)        2.18%          0.57%       59.61%
   2005 (2)        12.30         0.05         1.09           -         1.14      (0.27)       (0.33)            -      (0.60)       12.84     9.27%     129,960    1.98% (5)        2.06%          0.64%       81.00%

   Class C
   2009           $11.59       $(0.05)      $(3.14)        $ -       $(3.19)    $    -       $    -        $    -     $    -       $ 8.40   (27.52)%   $ 51,879    2.82% (5)        2.97%         (0.52)%     195.35%
   2008            14.32        (0.04)       (1.77)          -        (1.81)     (0.22)       (0.70)            -      (0.92)       11.59   (13.23)%    158,508    2.65% (5)        2.85%         (0.34)%     171.50%
   2007            13.11        (0.03)        1.24           -         1.21          -            -             -          -        14.32     9.24%     340,569    2.29% (5)        2.67%         (0.19)%     183.98%
   2006 (4)        12.81        (0.01)        0.31#          -         0.30          -            -             -          -        13.11     2.34%#    202,766    2.26% (5)        2.86%         (0.17)%      59.61%
   2005 (2)        12.30        (0.01)        1.09           -         1.08      (0.24)       (0.33)            -      (0.57)       12.81     8.78%      86,752    2.61% (5)        2.68%         (0.09)%      81.00%

   Class Z (3)
   2009           $11.94        $0.04       $(3.23)        $ -       $(3.19)    $    -       $    -        $    -     $    -       $ 8.75   (26.72)%   $ 29,734    1.81% (5)        1.97%          0.45%      195.35%
   2008            14.54         0.09        (1.82)          -        (1.73)     (0.17)       (0.70)            -      (0.87)       11.94   (12.46)%     58,107    1.64% (5)        1.86%          0.68%      171.50%
   2007            13.21         0.12         1.24           -         1.36      (0.03)           -             -      (0.03)       14.54    10.33%     130,928    1.29% (5)        1.66%          0.84%      183.98%
   2006 (4)        12.82         0.06         0.33#          -         0.39          -            -             -          -        13.21     3.04%#    140,795    1.26% (5)        1.82%          0.72%       59.61%
   2005            11.66         0.10         1.69           -         1.79      (0.30)       (0.33)            -      (0.63)       12.82    15.36%     227,265    1.36% (5)        1.44%          0.78%       81.00%
   2004            11.10         0.09         0.99           -         1.08      (0.19)       (0.33)            -      (0.52)       11.66     9.87%      57,171    1.17% (5)        1.70%          0.75%      152.00%

   Institutional Class
   2009           $11.96        $0.05       $(3.25)        $ -       $(3.20)    $    -       $    -        $    -     $    -       $ 8.76   (26.76)%   $ 12,547    1.77% (5)        1.87%          0.55%      195.35%
   2008            14.54         0.09        (1.81)          -        (1.72)     (0.16)       (0.70)            -      (0.86)       11.96   (12.33)%     29,025    1.63% (5)        1.89%          0.70%      171.50%
   2007            13.21         0.12         1.24           -         1.36      (0.03)           -             -      (0.03)       14.54    10.34%      35,246    1.24% (5)        1.60%          0.82%      183.98%
   2006 (4)        12.82         0.08         0.31#          -         0.39          -            -             -          -        13.21     3.04%#      6,833    1.21% (5)        2.11%          0.97%       59.61%
   2005***         13.45         0.01        (0.10)          -        (0.09)     (0.21)       (0.33)            -      (0.54)       12.82    (0.63)%          2    1.27% (5)        2.12%          1.55%       81.00%
________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC GLOBAL FUND^^

   Class A
   2009           $ 9.22       $(0.03)      $(2.96)        $ -       $(2.99)         -       $    -        $(0.08)    $(0.08)      $ 6.15   (32.49)%    $ 2,174    3.13%†††         4.73%         (0.41)%     241.48%
   2008            11.36         0.01        (1.68)          -        (1.67)     (0.07)       (0.40)            -      (0.47)        9.22   (15.12)%      8,606    2.41%†††         2.96%          0.07%      268.22%
   2007            10.05         0.08         1.25           -         1.33      (0.02)           -             -      (0.02)       11.36    13.27%      24,417    2.55%†††         3.19%          0.68%      173.28%
   2006            10.00        (0.02)        0.07           -         0.05          -            -             -          -        10.05     0.50%         257    2.80%†††        12.44%         (1.19)%      19.97%

   Class C
   2009           $ 9.04       $(0.08)      $(2.90)        $ -       $(2.98)    $    -       $    -        $    -     $    -       $ 6.06   (32.96)%    $ 2,601    3.92%†††         5.44%         (1.16)%     241.48%
   2008            11.26        (0.05)       (1.67)          -        (1.72)     (0.10)       (0.40)            -      (0.50)        9.04   (15.76)%     10,799    3.19%†††         3.74%         (0.54)%     268.22%
   2007            10.03        (0.02)        1.25           -         1.23          -            -             -          -        11.26    12.30%      19,136    3.30%†††         4.07%         (0.16)%     173.28%
   2006            10.00        (0.03)        0.06           -         0.03          -            -             -          -        10.03     0.30%         111    3.55%†††        24.73%         (1.87)%      19.97%

   Class Z
   2009           $ 9.28       $(0.01)      $(2.99)        $ -       $(3.00)         -       $    -        $(0.13)    $(0.13)      $ 6.15   (32.31)%    $   130    2.92%†††        10.17%         (0.17)%     241.48%
   2008            11.38         0.18        (1.82)          -        (1.64)     (0.06)       (0.40)            -      (0.46)        9.28   (14.83)%        515    2.22%†††         6.98%          1.75%      268.22%
   2007            10.04         0.15         1.21           -         1.36      (0.02)           -             -      (0.02)       11.38    13.52%         526    2.30%†††        17.92%          1.28%      173.28%
   2006            10.00            -         0.04           -         0.04          -            -             -          -        10.04     0.40%           1    2.55%†††       612.91%         (0.27)%      19.97%

   Institutional Class
   2009           $ 9.33       $ 0.02       $(3.03)        $ -       $(3.01)         -       $    -        $(1.04)    $(1.04)      $ 5.28   (32.27)%    $    79    1.91%†††         4.80%          0.35%      241.48%
   2008            11.40         0.18        (1.80)          -        (1.62)     (0.05)       (0.40)            -      (0.45)        9.33   (14.64)%      2,437    1.91%†††         3.18%          1.78%      268.22%
   2007            10.05         0.11         1.27           -         1.38      (0.03)           -             -      (0.03)       11.40    13.79%       2,855    2.00%†††         3.71%          0.96%      173.28%
   2006            10.00            -         0.05           -         0.05          -            -             -          -        10.05     0.50%       2,510    2.26%†††         6.77%         (0.01)%      19.97%
________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 65

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                          Ratio of
                                                                                                                                                                          Expenses
                                            Realized                                                                                                                   to Average Net  Ratio of Net
                    Net                       and                                                                           Net                   Net                      Assets       Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                Assets      Ratio        (Excluding       Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                 End     of Expenses     Waivers and      (Loss)     Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End      Total    of Period   to Average       Expense       to Average  Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period  Return†     (000)    Net Assets††   Reductions)††   Net Assets††   Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL CHINA FUND^

   Class A
   2009           $15.81       $ 0.09       $ 0.62#      $   -      $ 0.71      $(0.20)       $    -        $(0.20)       $16.32    5.00%#      $15,069     1.95%           2.62%         0.70%       119.96%
   2008            22.46        (0.01)       (1.73)          -       (1.74)      (0.03)        (4.88)        (4.91)        15.81  (13.91)%       17,927     2.02%           2.34%        (0.06)%      178.32%
   2007            13.23         0.06         9.59           -        9.65       (0.05)        (0.37)        (0.42)        22.46   73.81%        25,976     2.10%           2.42%         0.31%       193.08%
   2006            10.00         0.01         3.22           -        3.23           -             -             -         13.23   32.30%         2,532     2.10%           6.65%         0.12%        50.80%

   Class C
   2009           $15.48       $(0.01)      $ 0.65#      $   -      $ 0.64      $(0.04)       $    -        $(0.04)       $16.08    4.21%#       $8,267     2.70%           3.43%        (0.05)%      119.96%
   2008            22.26        (0.17)       (1.64)          -       (1.81)      (0.09)        (4.88)        (4.97)        15.48  (14.49)%        9,991     2.77%           3.15%        (0.85)%      178.32%
   2007            13.18        (0.06)        9.52        0.01        9.47       (0.02)        (0.37)        (0.39)        22.26   72.67%        15,497     2.85%           3.33%        (0.33)%      193.08%
   2006            10.00        (0.06)        3.24           -        3.18           -             -             -         13.18   31.80%           793     2.85%          11.53%        (0.76)%       50.80%

   Class Z
   2009           $15.96       $ 0.14       $ 0.57#      $   -      $ 0.71      $(0.25)       $    -        $(0.25)       $16.42    5.13%#      $11,654     1.70%           2.46%         1.10%       119.96%
   2008            22.55         0.04        (1.74)          -       (1.70)      (0.01)        (4.88)        (4.89)        15.96  (13.64)%        5,333     1.76%           2.55%         0.21%       178.32%
   2007            13.25         0.02         9.71           -        9.73       (0.06)        (0.37)        (0.43)        22.55   74.36%         3,377     1.85%           5.59%         0.12%       193.08%
   2006            10.00        (0.03)        3.28           -        3.25           -             -             -         13.25   32.50%            24     1.85%         259.40%        (0.46)%       50.80%

   Institutional Class
   2009           $16.10       $ 0.15       $ 0.60#      $   -      $ 0.75      $(0.33)       $    -        $(0.33)       $16.52    5.51%#      $ 9,744     1.40%           1.97%         1.20%       119.96%
   2008            22.65         0.13        (1.80)          -       (1.67)          -         (4.88)        (4.88)        16.10  (13.41)%        9,231     1.47%           1.76%         0.62%       178.32%
   2007            13.27         0.19         9.63           -        9.82       (0.07)        (0.37)        (0.44)        22.65   74.91%        22,303     1.55%           1.75%         1.06%       193.08%
   2006            10.00         0.08         3.19           -        3.27           -             -             -         13.27   32.70%        12,622     1.55%           2.58%         1.07%        50.80%
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND^^^

   Class A
   2009           $10.10       $(0.10)     $ (2.29)#     $   -      $(2.39)     $    -        $    -        $    -        $ 7.71  (23.66)%#     $ 3,480     1.67%           1.90%        (1.35)%      283.83%
   2008            12.90        (0.16)       (1.71)          -       (1.87)          -         (0.93)        (0.93)        10.10  (16.08)%       11,213     1.67%           1.88%        (1.33)%      260.79%
   2007            10.52        (0.16)        2.54           -        2.38           -             -             -         12.90   22.62%        35,890     1.55%           1.85%        (1.32)%      169.81%
   2006            10.00        (0.13)        0.65           -        0.52           -             -             -         10.52    5.20%        20,814     1.55%           2.97%        (1.15)%      282.22%
   2005            10.00            -            -           -           -           -             -             -         10.00    0.00%         2,500         ‡‡              ‡‡             ‡‡           ‡‡

   Class C
   2009           $ 9.86       $(0.15)     $ (2.24)#     $   -      $(2.39)     $    -        $    -        $    -        $ 7.47  (24.24)%#     $   367     2.42%           5.24%        (2.10)%      283.83%
   2008            12.70        (0.24)       (1.67)          -       (1.91)          -         (0.93)        (0.93)         9.86  (16.67)%          947     2.42%           5.22%        (2.09)%      260.79%
   2007            10.43        (0.24)        2.51           -        2.27           -             -             -         12.70   21.76%           511     2.30%           7.42%        (2.06)%      169.81%
   2006            10.00        (0.21)        0.64           -        0.43           -             -             -         10.43    4.30%           384     2.30%          15.96%        (1.89)%      282.22%
   2005            10.00            -            -           -           -           -             -             -         10.00    0.00%             -         ‡‡              ‡‡             ‡‡           ‡‡

   Class Z***
   2009           $10.18       $(0.08)     $ (2.31)#     $   -      $(2.39)     $    -        $    -        $    -        $ 7.79  (23.48)%#     $19,771     1.42%           1.57%        (1.09)%      283.83%
   2008            12.97        (0.13)       (1.73)          -       (1.86)          -         (0.93)        (0.93)        10.18  (15.90)%       15,510     1.42%           1.65%        (1.11)%      260.79%
   2007            10.55        (0.15)        2.57           -        2.42           -             -             -         12.97   22.94%           557     1.30%          12.38%        (1.12)%      169.81%
   2006            10.46        (0.07)        0.16           -        0.09           -             -             -         10.55    0.86%             1     1.30%         787.59%        (0.93)%      282.22%

   Institutional Class
   2009           $10.24       $(0.07)     $ (2.31)#     $   -      $(2.38)     $    -        $    -        $    -        $ 7.86  (23.24)%#     $35,660     1.22%           1.18%        (0.89)%      283.83%
   2008            13.01        (0.11)       (1.73)          -       (1.84)          -         (0.93)        (0.93)        10.24  (15.69)%       34,651     1.17%           1.35%        (0.85)%      260.79%
   2007            10.56        (0.10)        2.55           -        2.45           -             -             -         13.01   23.20%        66,666     1.10%           1.21%        (0.86)%      169.81%
   2006            10.00        (0.08)        0.64           -        0.56           -             -             -         10.56    5.60%        49,751     1.10%           1.71%        (0.70)%      282.22%
   2005            10.00            -            -           -           -           -             -             -         10.00    0.00%             -         ‡‡              ‡‡             ‡‡           ‡‡
________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 66

                                                                                                                                                                          Ratio of
                                                                                                                                                                          Expenses
                                            Realized                                                                                                                   to Average Net  Ratio of Net
                    Net                       and                                                                           Net                   Net                      Assets       Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                Assets      Ratio        (Excluding       Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                 End     of Expenses     Waivers and      (Loss)     Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End      Total    of Period   to Average       Expense       to Average  Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period  Return†     (000)    Net Assets††   Reductions)††   Net Assets††   Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL INTERNATIONAL BOND FUND (6)

   Institutional Class
   2009           $10.38        $0.23       $ 0.29         $-        $ 0.52     $(1.94)       $(0.34)       $(2.28)       $ 8.62    5.49%      $ 13,484     0.95%           1.01%         2.53%        58.55%
   2008            10.00         0.22         0.37          -          0.59      (0.21)            -         (0.21)        10.38    5.89%        23,339     0.95%           1.11%         3.01%       234.18%
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL INTERNATIONAL EQUITY FUND^

   Class A
   2009           $11.12        $0.12       $(3.46)#       $-        $(3.34)    $(0.11)       $    -        $(0.11)       $ 7.67  (29.95)%#    $    617     1.52%           3.43%         1.62%       151.84%
   2008            13.51         0.17        (2.45)         -         (2.28)     (0.03)        (0.08)        (0.11)        11.12  (17.04)%        1,875     1.60%           2.76%         1.34%       180.69%
   2007            10.95         0.14         2.87          -          3.01      (0.10)        (0.35)        (0.45)        13.51   28.02%         2,170     1.70%           4.33%         1.05%        94.78%
   2006            10.00         0.18         0.77          -          0.95          -             -             -         10.95    9.50%           251     1.70%          30.10%         2.94%        48.74%

   Class C
   2009           $10.89        $0.06       $(3.37)#       $-        $(3.31)    $    -        $    -        $    -        $ 7.58  (30.35)%#    $    921     2.27%           3.63%         0.85%       151.84%
   2008            13.36         0.08        (2.42)         -         (2.34)     (0.05)        (0.08)        (0.13)        10.89  (17.72)%        2,238     2.34%           3.55%         0.63%       180.69%
   2007            10.91         0.04         2.86          -          2.90      (0.10)        (0.35)        (0.45)        13.36   27.03%         1,402     2.45%           6.77%         0.29%        94.78%
   2006            10.00         0.12         0.79          -          0.91          -             -             -         10.91    9.10%           170     2.45%          39.12%         1.88%        48.74%

   Class Z
   2009           $11.20        $0.14       $(3.49)#       $-        $(3.35)    $(0.15)       $    -        $(0.15)       $ 7.70  (29.70)%#    $    513     1.27%           3.85%         1.94%       151.84%
   2008            13.57         0.22        (2.49)         -         (2.27)     (0.02)        (0.08)        (0.10)        11.20  (16.88)%        1,269     1.34%           3.44%         1.74%       180.69%
   2007            10.97         0.19         2.85          -          3.04      (0.09)        (0.35)        (0.44)        13.57   28.23%         1,002     1.45%          13.96%         1.37%        94.78%
   2006            10.00         0.10         0.87          -          0.97          -             -             -         10.97    9.70%             1     1.45%       1,776.73%         1.59%        48.74%

   Institutional Class
   2009           $11.27        $0.16       $(3.52)#       $-        $(3.36)    $(0.18)       $    -        $(0.18)       $ 7.73  (29.58)%#    $ 72,759     1.02%           1.55%         2.15%       151.84%
   2008            13.61         0.25        (2.49)         -         (2.24)     (0.02)        (0.08)        (0.10)        11.27  (16.61)%      113,297     1.06%           1.32%         1.96%       180.69%
   2007            10.98         0.17         2.92          -          3.09      (0.11)        (0.35)        (0.46)        13.61   28.65%         9,834     1.20%           1.75%         1.33%        94.78%
   2006            10.00         0.12         0.86          -          0.98          -             -             -         10.98    9.80%         5,490     1.20%           2.96%         1.85%        48.74%
________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                 67

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)

*    Per share amounts for the year or period are calculated based on average outstanding shares.
***  Class commenced operations on December 9, 2005.
#    Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
†    Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year or period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.
††   Ratios for periods less than one year have been annualized.
†††  For Old Mutual Analytic Global Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short. Following is the impact of these expenses as a ratio to average net assets:

                        A         C         Z       Institutional
     ______________________________________________________________

     2009             0.78%     0.81%     0.80%         0.39%
     2008             0.39%     0.42%     0.47%         0.45%
     2007             0.46%     0.46%     0.46%         0.46%
     2006             0.79%     0.79%     0.79%         0.79%
     ______________________________________________________________

‡‡   This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.
^    Fund commenced operations December 30, 2005.
^^   Fund commenced operations May 31, 2006.
^^^  Fund commenced operations July 29, 2005.

(1)  On December 9, 2005, the Old Mutual Analytic Fund (the "Fund") acquired substantially all of the assets and liabilities of the
     Analytic Defensive Equity Fund (the "Predecessor Fund"), a series of The Advisors' Inner Circle Fund. The operations of the
     Fund prior to the acquisition were those of the Predecessor Fund.
(2)  Commenced operations March 31, 2005.
(3)  The Fund's Class Z is the successor class of the Predecessor Fund's Institutional Class; the Fund's Institutional Class is new.
(4)  The Old Mutual Analytic Fund changed its fiscal year end from December 31 to July 31. 2006 amounts are for the period 1/1/06 to
     7/31/06.
(5)  For Old Mutual Analytic Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short.
     Following is the impact of these expenses as a ratio to average net assets:

                        A         C         Z       Institutional
     ______________________________________________________________

     2009             0.36%     0.36%     0.35%         0.36%
     2008             0.39%     0.39%     0.39%         0.42%
     2007             0.28%     0.28%     0.28%         0.27%
     2006             0.34%     0.34%     0.27%         0.39%
     2005             0.41%     0.35%     0.24%          n/a
     2004              n/a       n/a      0.18%          n/a
     ______________________________________________________________

(6)  Fund commenced operations on November 19, 2007.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 68

NOTES TO FINANCIAL STATEMENTS
AS OF JULY 31, 2009

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers ten series portfolios, of which the following are covered by this Annual Report - the Old Mutual Analytic Fund, the Old Mutual Analytic
Global Fund, the Old Mutual China Fund (formerly the Old Mutual Clay Finlay China Fund), the Old Mutual International Equity Fund,
the Old Mutual International Bond Fund, and the Old Mutual Copper Rock Emerging Growth Fund (each, a "Fund" and collectively, the
"Funds"). The Trust's series portfolios whose financial statements are presented separately are the Old Mutual Asset Allocation
Conservative Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth
Portfolio and the Old Mutual Asset Allocation Growth Portfolio. The Old Mutual Analytic Fund commenced operations on July 1, 1978, the Old Mutual China Fund and Old Mutual International Equity Fund commenced operations on December 30, 2005, the Old Mutual Copper
Rock Emerging Growth Fund commenced operations on July 29, 2005, the Old Mutual Analytic Global Fund commenced operations on May 31,
2006 and the Old Mutual International Bond Fund commenced operations on November 19, 2007.

Shareholders may purchase shares of the Funds (except Old Mutual International Bond Fund) through four separate classes, Class A,
Class C, Class Z and Institutional Class shares. Shareholders may only purchase Institutional Class shares of Old Mutual
International Bond Fund. All classes have equal rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund, except for the Old Mutual China Fund and Old Mutual International Bond Fund, is
classified as a diversified management investment company. The Funds' prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

On July 14, 2009, the Trust's Board of Trustees (the "Board") approved an Agreement and Plan of Reorganization (the
"Reorganization") pursuant to which the Old Mutual China Fund will be reorganized into the Clough China Fund, a series of Financial
Investors Trust. The Old Mutual China Fund anticipates that it will complete the Reorganization on or around December 11, 2009, subject to shareholder approval.

On July 28, 2009, the Board approved a plan to liquidate and terminate Class C shares of the Old Mutual Copper Rock Emerging Growth
Fund and Old Mutual International Equity Fund effective on or around the close of business October 23, 2009. The Board also approved a Plan of Liquidation and Dissolution (the "Liquidation") pursuant to which the assets of the Old Mutual Analytic Global Fund will be liquidated and the proceeds remaining after payment of liabilities and obligations of the fund will be distributed to shareholders. The Old Mutual Analytic Global Fund anticipates that it will complete the Liquidation on or around November 9, 2009, subject to shareholder approval.

As of July 31, 2009, two shareholders individually owned greater than five percent of the Old Mutual China Fund's outstanding shares, representing, in aggregate, approximately twenty-one percent of the total Fund.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Investment securities of a Fund, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by
NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board. The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are
implemented through a Valuation Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted

                                                                 69

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2009

or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued
Securities for purposes of calculating a Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. (the "Adviser"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

The Funds are subject to the provisions of Statement of Financial Account Standards No. 157 Fair Value Measurements, ("SFAS 157").
SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. Foreign securities fair valued by utilizing quotations of an independent pricing service are categorized as Level 2 securities. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. The aggregate value by input level, as of July 31, 2009, for each Fund's investments is included in the Schedule of Investments.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income, dividend expense on securities sold short and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid at least annually, if available, with the exception of the Old Mutual International Bond Fund. Dividends from net investment income for the Old Mutual
International Bond Fund are declared daily and paid monthly. Distributions of net realized capital gains, for each Fund, are generally made to shareholders at least annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Forward Foreign Currency Contracts - The Funds are subject to foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may enter into forward foreign currency contracts to take advantage of changes in currency values, to enhance investment returns or to hedge against foreign currency fluctuations. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded accordingly. The Funds realize gains and losses at the time the forward contracts are settled. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other foreign currencies in which it has invested.
Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. The Funds held no REIT Investments during the year ended July
31, 2009.

                                                                 70

TBA Purchase Commitments - The Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above. The Funds did not enter into any TBA Purchase Commitments during the year ended July 31, 2009.

Mortgage Dollar Rolls - The Funds may enter into mortgage dollar rolls (principally using TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds did not enter into any Mortgage Dollar Rolls during the year ended July 31, 2009.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Futures Contracts - The Funds are subject to equity price risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may utilize futures contracts to enhance investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and to hedge against changes in the value of equity securities, overall equity market volatility, interest rates or foreign currencies. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date.
Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the
Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds'
option strategy primarily focuses on the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.
Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National
Mortgage Association and their income streams.

                                                                 71

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2009

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date.
Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and
REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool. The Funds held no CMOs during the year ended July 31, 2009.

Short Sales - As is consistent with the Old Mutual Analytic Fund's and Old Mutual Analytic Global Fund's investment objectives, the
Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund may engage in short sales that are "uncovered." Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan, which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as margin will equal the current value of the security sold short, or (b) otherwise cover the Fund's short positions. The segregated assets are marked to market daily.

Payments by Affiliates - During the year ended July 31, 2008, the Old Mutual Copper Rock Emerging Growth was reimbursed $1 (000) by the sub-adviser for trading errors. During the year ended July 31, 2009, the Old Mutual China Fund was reimbursed $1 (000) by Clay
Finlay LLC (the Fund's former sub-adviser) for a trading error. Old Mutual Copper Rock Emerging Growth Fund and Old Mutual
International Equity Fund was reimbursed $1 (000) and $2 (000) respectively, by the sub-adviser for trading errors.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemptions by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the year ended July 31, 2009, the following redemption fees were collected by the Funds.

                                                                           Class A     Class C     Class Z     Institutional Class
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                   $4,005      $    -       $  7              $ -
Old Mutual China Fund                                                         793       1,469        375                -
Old Mutual Copper Rock Emerging Growth Fund                                 1,059           -         67               12
Old Mutual International Equity Fund                                            -           -         87                -
____________________________________________________________________________________________________________________________________

                                                                 72

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital, Inc. is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH").
OMUSH is a direct, wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct, wholly owned subsidiary of Old
Mutual plc., a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to Investment
Advisory Agreements (the "Advisory Agreements"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, as follows:

                                                                            Management Fee                  Asset Level
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                        0.950%         N/A
Old Mutual Analytic Global Fund                                                 1.150%         Less than $1 billion
                                                                                1.125%         From $1 billion to $2 billion
                                                                                1.100%         From $2 billion to $3 billion
                                                                                1.075%         Greater than $3 billion
Old Mutual China Fund                                                           1.350%         Less than $1 billion
                                                                                1.325%         From $1 billion to $2 billion
                                                                                1.300%         From $2 billion to $3 billion
                                                                                1.275%         Greater than $3 billion
Old Mutual Copper Rock Emerging Growth Fund                                     0.900%         N/A
Old Mutual International Bond Fund                                              0.600%         Less than $500 Million
                                                                                0.575%         $500 Million to less than $1 billion
                                                                                0.550%         Greater than $1 billion
Old Mutual International Equity Fund                                            1.000%         Less than $1 billion
                                                                                0.975%         From $1 billion to $2 billion
                                                                                0.950%         From $2 billion to $3 billion
                                                                                0.925%         Greater than $3 billion
____________________________________________________________________________________________________________________________________

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into an expense limitation agreement ("Current Expense Limitation Agreement") pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses to a specified percentage of the Funds' average daily net assets through the dates specified below.

The expense limitations are as follows:

                                                                                            Institutional        Expiration Date
                                                       Class A      Class C     Class Z         Class         of Expense Limitation
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                1.55%        2.30%       1.30%          1.25%         December 31, 2009
Old Mutual Analytic Global Fund                         1.95%        2.70%       1.70%          1.40%         December 31, 2009
Old Mutual China Fund                                   1.95%        2.70%       1.70%          1.40%         December 31, 2009
Old Mutual Copper Rock Emerging Growth Fund             1.67%        2.42%       1.42%          1.22%         December 31, 2009
Old Mutual International Bond Fund                       n/a          n/a         n/a           0.95%         December 31, 2009
Old Mutual International Equity Fund                    1.52%        2.27%       1.27%          1.02%         December 31, 2009
____________________________________________________________________________________________________________________________________

Reimbursement by the Old Mutual Analytic Fund of the advisory fees waived and other expenses paid by the Adviser pursuant to the applicable Expense Limitation Agreement that expired on December 8, 2007 may be made at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Fund to exceed the expense limitation. Consequently, no reimbursement by the Old Mutual Analytic Fund will be made unless: (i) the Fund's assets exceed
$75 million; (ii) such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed; and (iii) the payment of such reimbursement was approved by the Board. Moreover, to the extent that the Adviser reimburses advisory fees or absorbs operating expenses of a Fund, the Adviser may seek payment of such amounts within two fiscal years after the fiscal year in which fees were reimbursed or absorbed.

                                                                 73

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2009

Reimbursement by the Funds of the advisory fees waived and other expenses paid by the Adviser pursuant to the applicable Current
Expense Limitation Agreement may be made up to three years after the expenses were reimbursed or absorbed if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed. At July 31, 2009, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                                        Expires 2010     Expires 2011     Expires 2012     Total
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                   $1,067            $593             $783         $2,443
Old Mutual Analytic Global Fund                                               134             222              218            574
Old Mutual China Fund                                                         148             249              233            630
Old Mutual Copper Rock Emerging Growth Fund                                     -              93              122            215
Old Mutual International Bond Fund                                              -              17               23             40
Old Mutual International Equity Fund                                          120             307              452            879
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

For the year ended July 31, 2009, the Adviser was reimbursed the following amounts for previously waived fees:

                                                         Total (000)
______________________________________________________________________

Old Mutual Analytic Fund                                     $86
Old Mutual Analytic Global Fund                               52
Old Mutual China Fund                                         29
Old Mutual Copper Rock Emerging Growth Fund                   86
Old Mutual International Bond Fund                            14
Old Mutual International Equity Fund                          43
______________________________________________________________________

Sub-Advisory Agreements - The Trust, on behalf of the Old Mutual International Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Acadian Sub-Advisory Agreement") with Acadian Asset Management LLC ("Acadian"). Acadian is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Acadian Sub-Advisory Agreement,
Acadian is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Old Mutual International Equity Fund managed by Acadian, which is computed and paid monthly at an annual rate of 0.60%, net of
50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

The Trust, on behalf of the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund, and the Adviser have entered into sub-advisory agreements (collectively, the "Analytic Sub-Advisory Agreement") with Analytic Investors, LLC ("Analytic"). Analytic is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Analytic Sub-Advisory
Agreement, Analytic is entitled to receive from the Adviser a sub-advisory fee, which is computed and paid monthly at an annual rate of 0.70% and 0.80% for the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund, respectively. For the Old Mutual
Analytic Global Fund, Analytic is entitled to receive the sub-advisory fee, net of 50% of any breakpoints, waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser.

The Trust, on behalf of the Old Mutual China Fund, and the Adviser have entered into a sub-advisory agreement (the "Clay Finlay
Sub-Advisory Agreement") with Clay Finlay LLC ("Clay Finlay"). Clay Finlay is a majority-owned subsidiary of OMUSH but has discontinued its operations as a registered investment adviser as of July 31, 2009. For the services provided and expenses incurred pursuant to the Clay Finlay Sub-Advisory Agreement, Clay Finlay is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Old Mutual China Fund and Old Mutual International Equity Fund
managed by Clay Finlay, which is computed and paid monthly at an annual rate of 1.00% and 0.60% of the Old Mutual China Fund and Old
Mutual International Equity Fund, respectively. For the Old Mutual China Fund and Old Mutual International Equity Fund, Clay Finlay
is entitled to receive the sub-advisory fee net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints. Effective June 1, 2009, Clay Finlay was no longer a sub-adviser to the Old Mutual International Equity Fund and Acadian became the sole sub-adviser to the Fund. Effective at the close of business on July 17, 2009, Clay Finlay was replaced as sub-adviser to the Old Mutual China Fund by Clough Capital Partners, LP
("Clough"). The Trust, on behalf of the Old Mutual China Fund, and the Adviser have entered into an interim sub-advisory agreement
(the "Clough Sub-Advisory Agreement") with Clough pursuant to which Clough is entitled to receive from the Adviser a sub-advisory fee, which is computed and paid monthly at an annual rate of 1.00%, net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

The Trust, on behalf of the Old Mutual Copper Rock Emerging Growth Fund, and the Adviser have entered into a sub-advisory agreement
(the "Copper Rock Sub-Advisory Agreement") with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Copper Rock Sub-Advisory Agreement, Copper Rock
is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.60%.

                                                                 74

The Trust, on behalf of the Old Mutual International Bond Fund, and the Adviser have entered into a sub-advisory agreement (the
"Rogge Sub-Advisory Agreement") with Rogge Global Partners PLC ("Rogge"). Rogge is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Rogge Sub-Advisory Agreement, Rogge is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.35%.

The Sub-Advisory Agreements obligate the sub-advisers to: (i) manage the investment operations of the assets managed by the sub-adviser and the composition of the investment portfolio comprising such assets, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the assets managed by the sub-adviser and to determine from time to time what investment and securities will be purchased, retained or sold on behalf of the Fund and what portion of the assets managed by the sub-adviser will be invested or held uninvested in cash;
and (iii) determine the securities to be purchased or sold on behalf of the Fund in connection with such assets and to place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectuses or as the Board or the Adviser may direct from time to time, in conformity with federal securities laws.

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the
Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

      Average Daily Net Assets                               Annual Fee Rate
________________________________________________________________________________

$0 to $500 million                                                   0.10%
> $500 million up to $1 billion                                      0.09%
> $1 billion up to $1.5 billion                                      0.08%
> $1.5 billion                                                       0.07%
________________________________________________________________________________

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The
Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Bank of New York Mellon (the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the
Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator
pays the Sub- Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the
Trust, Old Mutual Funds II and Old Mutual Funds III (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2)
0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees: (1) $35,000 for each fund managed as a "fund of funds"; and (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex. Certain minimum fees apply. The Sub-Administration Agreement provides that the
Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the
Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the
Sub-Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the
Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

                                                                 75

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2009

Pursuant to the Distribution Plan for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class
A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested
Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Of the service and distribution fees the Distributor received for the year ended July 31, 2009, it retained the following:

                                                                                    Service Fees (000)       Distribution Fees (000)
____________________________________________________________________________________________________________________________________

                                                                                    Class A     Class C              Class C
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                               $-          $1                  $ 4
Old Mutual Analytic Global Fund                                                         -           -                    1
Old Mutual China Fund                                                                   -           3                   10
Old Mutual Copper Rock Emerging Growth Fund                                             -           -                    1
Old Mutual International Equity Fund                                                    -           1                    2
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Other Service Providers - The Bank of New York Mellon serves as the custodian for the Funds.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

The Funds have entered into a shareholder servicing agreement with the Administrator to provide shareholder support and other shareholder account-related services. The shareholder service fees are reviewed periodically and approved annually by the Board.
Shareholder service fees paid to Old Mutual Fund Services for the year ended July 31, 2009 were as follows (000):

________________________________________________________________________________

Old Mutual Analytic Fund                                                      $3
Old Mutual Analytic Global Fund                                                1
Old Mutual China Fund                                                          3
Old Mutual Copper Rock Emerging Growth Fund                                    -
Old Mutual International Bond Fund                                             -
Old Mutual International Equity Fund                                           1
________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Effective September 17, 2008, these services were no longer provided by the Administrator and the Trust entered into an agency agreement with DST, pursuant to which DST provides call center, correspondence and other shareholder account-related services to the
Funds.

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor received no compensation from the Funds.

                                                                 76

4. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Funds I and Old Mutual Funds II (together, the
"Trusts"), on behalf of certain series portfolios of the Trusts (the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the
Securities and Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year ended July 31, 2009.

5. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the
Funds, for the year ended July 31, 2009 were as follows:

                                                                             Purchases (000)            Sales and Maturities (000)
____________________________________________________________________________________________________________________________________

                                                                       U.S. Government     Other        U.S. Government     Other
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                      $-          $599,068            $  -         $842,953
Old Mutual Analytic Global Fund                                                -            26,437               -           39,532
Old Mutual China Fund                                                          -            36,640               -           35,720
Old Mutual Copper Rock Emerging Growth Fund                                    -           160,021               -          142,406
Old Mutual International Bond Fund                                             -             8,504             161           16,812
Old Mutual International Equity Fund                                           -           110,776               -          116,434
____________________________________________________________________________________________________________________________________

Transactions in option contracts written in the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund for the year ended
July 31, 2009, were as follows:

                                                                  Old Mutual Analytic Fund           Old Mutual Analytic Global Fund
____________________________________________________________________________________________________________________________________

                                                                Number of        Premiums              Number of        Premiums
                                                                Contracts      Received (000)          Contracts      Received (000)
____________________________________________________________________________________________________________________________________

Outstanding at July 31, 2008                                      27,440         $  16,671                1,235        $     764
Options written                                                  309,620           365,216               10,938           12,546
Options terminated in closing purchasing transactions           (276,360)         (342,010)             (10,171)         (11,970)
Options expired                                                  (43,820)          (35,725)              (1,674)          (1,190)
____________________________________________________________________________________________________________________________________

Outstanding at July 31, 2009                                      16,880         $   4,152                  328        $     150
____________________________________________________________________________________________________________________________________

                                                                 77

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2009

6. SHARE TRANSACTIONS
____________________________________________________________________________________________________________________________________

                                                                                       Old Mutual                   Old Mutual
                                                                                        Analytic                 Analytic Global
                                                                                          Fund                        Fund
____________________________________________________________________________________________________________________________________

                                                                                 8/1/08 to     8/1/07 to     8/1/08 to     8/1/07 to
                                                                                  7/31/09       7/31/08       7/31/09       7/31/08
____________________________________________________________________________________________________________________________________

Shares Issued and Redeemed (000):
   Class A
   Shares Issued                                                                    2,659        10,913            96           947
   Shares Issued upon Reinvestment of Distributions                                     -         1,707             2            27
   Shares Redeemed                                                                (17,095)      (30,479)         (678)       (2,191)
____________________________________________________________________________________________________________________________________

   Total Class A Share Transactions                                               (14,436)      (17,859)         (580)       (1,217)
____________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                                      196         3,413            29           409
   Shares Issued upon Reinvestment of Distributions                                     -           527             -            36
   Shares Redeemed                                                                 (7,703)      (14,043)         (794)         (950)
____________________________________________________________________________________________________________________________________

   Total Class C Share Transactions                                                (7,507)      (10,103)         (765)         (505)
____________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                                      502           969             1             8
   Shares Issued upon Reinvestment of Distributions                                     -           428             -             2
   Shares Redeemed                                                                 (1,968)       (5,537)          (36)           (1)
____________________________________________________________________________________________________________________________________

   Total Class Z Share Transactions                                                (1,466)       (4,140)          (35)            9
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                      155           453             -             -
   Shares Issued upon Reinvestment of Distributions                                     -           126             2            11
   Shares Redeemed                                                                 (1,149)         (577)         (249)            -
____________________________________________________________________________________________________________________________________

   Total Institutional Class Share Transactions                                      (994)            2          (247)           11
____________________________________________________________________________________________________________________________________

   Net Increase in Shares Outstanding                                             (24,403)      (32,100)       (1,627)       (1,702)
____________________________________________________________________________________________________________________________________

*    Inception date of the Fund.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 78

____________________________________________________________________________________________________________________________________

           Old Mutual                  Old Mutual
             China                     Copper Rock                             Old Mutual                       Old Mutual
             Fund                  Emerging Growth Fund                 International Bond Fund           International Equity Fund
____________________________________________________________________________________________________________________________________

    8/1/08 to    8/1/07 to         8/1/08 to    8/1/07 to             8/1/08 to        11/19/07* to     8/1/08 to        8/1/07 to
     7/31/09      7/31/08           7/31/09      7/31/08               7/31/09            7/31/08        7/31/09          7/31/08
____________________________________________________________________________________________________________________________________

       458          584               536        2,024                     -                 -               5              177
        10          194                 -          146                     -                 -               1                1
      (679)        (801)           (1,195)      (3,841)                    -                 -             (95)            (171)
____________________________________________________________________________________________________________________________________

      (211)         (23)             (659)      (1,671)                    -                 -             (89)               7
____________________________________________________________________________________________________________________________________

       144          296                19           67                     -                 -              15              152
         1           80                 -            4                     -                 -               -                1
      (276)        (426)              (66)         (15)                    -                 -             (99)             (53)
____________________________________________________________________________________________________________________________________

      (131)         (50)              (47)          56                     -                 -             (84)             100
____________________________________________________________________________________________________________________________________

       507          366             2,404        1,601                     -                 -               7               56
         6           66                 -           13                     -                 -               2                1
      (137)        (248)           (1,391)        (134)                    -                 -             (56)             (17)
____________________________________________________________________________________________________________________________________

       376          184             1,013        1,480                     -                 -             (47)              40
____________________________________________________________________________________________________________________________________

         1            1             2,198        2,807                   104             2,841           1,983           10,355
        16          215                 -          159                   388                52             256               60
        (1)        (627)           (1,042)      (4,706)               (1,176)             (645)         (2,887)          (1,082)
____________________________________________________________________________________________________________________________________

        16         (411)            1,156       (1,740)                 (684)            2,248            (648)           9,333
____________________________________________________________________________________________________________________________________

        50         (300)            1,463       (1,875)                 (684)            2,248            (868)           9,480
____________________________________________________________________________________________________________________________________

                                                                 79

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2009

7. FOREIGN HOLDINGS RISK
____________________________________________________________________________________________________________________________________

Each Fund may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies.
Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

8. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds are subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for
Uncertainty in Income Taxes. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2006 - 2008 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended July 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the
United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2009, primarily attributable to certain net operating losses, reclassifications of long-term capital gain distributions on Real Estate Investment Trust securities, reclassifications of capital gain distributions investments in Passive Foreign Investment Companies, foreign currency translation and return of capital, reclassifications of capital gains related to shortsales which, for tax purposes, are not available to offset future income, were reclassified to the following accounts.

                                                                                      Increase/(Decrease)      Increase/(Decrease)
                                                                                        Undistributed             Accumulated
                                                             Increase/(Decrease)        Net Investment            Net Realized
                                                               Paid-in Capital              Income                    Gain
                                                                   (000)                     (000)                    (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                           $(29,297)                 $(3,220)                $32,517
Old Mutual Analytic Global Fund                                        (111)                    (215)                    326
Old Mutual China Fund                                                     -                      289                    (289)
Old Mutual Copper Rock Emerging Growth Fund                            (513)                     513                       -
Old Mutual International Bond Fund                                        -                     (138)                    138
Old Mutual International Equity Fund                                      -                     (539)                    539
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 80

The tax character of dividends and distributions declared during the year or periods ended July 31, 2009 and 2008 were as follows:

                                                             Ordinary            Long Term             Return of
                                                              Income            Capital Gain            Capital            Total
                                                               (000)               (000)                 (000)             (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund (2)
   2008                                                      $57,467              $    -                  $  -            $57,467
Old Mutual Analytic Global Fund
   2009                                                            -                   -                    64                 64
   2008                                                        1,407                 134                   115              1,656
Old Mutual China Fund
   2009                                                          460                   -                     -                460
   2008                                                       13,762               1,888                     -             15,650
Old Mutual Copper Rock Emerging Growth Fund (2)
   2008                                                        3,203               2,116                     -              5,319
Old Mutual International Bond Fund
   2009                                                        3,146                 296                     -              3,442
   2008 (1)                                                      545                   -                     -                545
Old Mutual International Equity Fund
   2009                                                        1,772                   -                     -              1,772
   2008                                                          654                 245                     -                899
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

(1)   The Fund commenced operations on November 19, 2007.

(2)   The Old Mutual Analytic Fund and Old Mutual Copper Rock Emerging Growth Fund did not declare dividends or distributions during the year ended July 31, 2009.

As of July 31, 2009, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                            Undistributed  Undistributed                    Post   Post October   Unrealized       Other
                               Ordinary      Long Term    Capital Loss    October   Currency     Appreciation/   Temporary
                                Income      Capital Gain  Carryforwards    Losses    Losses      Depreciation   Differences  Total
                                (000)          (000)          (000)        (000)      (000)         (000)          (000)     (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund         $  -           $ -        $ (81,880)    $(82,515) $(8,357)        $ 8,371       $(2,122) $(166,503)
Old Mutual Analytic
   Global Fund                      -             -           (9,669)      (3,958)    (353)            384             -    (13,596)
Old Mutual China Fund             892             -           (7,601)      (4,277)     (61)         10,668             -       (379)
Old Mutual Copper Rock
   Emerging Growth Fund             -             -          (19,088)     (13,447)       -           6,034             -    (26,501)
Old Mutual International
   Bond Fund                       22            15                -            -     (760)            617             -       (106)
Old Mutual International
   Equity Fund                    886             -          (24,422)     (27,960)       -           2,850             -    (48,646)

____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through July 31, 2009 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year.
For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

                                                                 81

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JULY 31, 2009

As of July 31, 2009, the following Funds had capital loss carry forwards available to offset future realized gains through the indicated expiration dates (000):

                                                                                                     2016         2017       Total
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                                           $50,153       $31,727    $81,880
Old Mutual Analytic Global Fund                                                                      5,232         4,437      9,669
Old Mutual China Fund                                                                                    -         7,601      7,601
Old Mutual Copper Rock Emerging Growth Fund                                                              -        19,088     19,088
Old Mutual International Equity Fund                                                                     8        24,414     24,422
____________________________________________________________________________________________________________________________________

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, futures contracts and written option contracts, held by each Fund at July 31, 2009 were as follows:

                                                                                                                        Net
                                                                                                                     Unrealized
                                                     Federal Tax           Unrealized             Unrealized        Appreciation/
                                                        Cost              Appreciation           Depreciation       Depreciation
                                                        (000)                (000)                  (000)              (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                              $207,442              $ 6,669                 $     -           $ 6,669
Old Mutual Analytic Global Fund                          6,012                1,136                    (728)              408
Old Mutual China Fund                                   32,916               10,753                     (85)           10,668
Old Mutual Copper Rock Emerging Growth Fund             53,489                7,495                  (1,461)            6,034
Old Mutual International Bond Fund                      12,627                1,077                    (468)              609
Old Mutual International Equity Fund                    71,972               14,786                 (11,943)            2,843
____________________________________________________________________________________________________________________________________

9. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 Subsequent Events, the
Adviser has evaluated the possibility of subsequent events existing in the Funds' financial statements through September 21, 2009.
The Adviser intends to seek approval from the Board for a Plan of Liquidation and Dissolution of the Old Mutual International Bond
Fund on September 22, 2009. If approved, this Fund will be liquidated on or around November 9, 2009. The Adviser has determined that there are no other material events that would require disclosure in the Funds' financial statements through this date.

                                                                 82

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Funds I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets, and of cash flows for the Old Mutual Analytic Fund and the Old Mutual
Analytic Global Fund and the financial highlights present fairly, in all material respects, the financial position of Old Mutual
Analytic Fund, Old Mutual Analytic Global Fund, Old Mutual China Fund (formerly the Old Mutual Clay Finlay China Fund), Old Mutual
Copper Rock Emerging Growth Fund, Old Mutual International Bond Fund and Old Mutual International Equity Fund (six of the ten funds constituting Old Mutual Funds I, hereafter referred to as the "Funds") at July 31, 2009 and the results of each of their operations, the changes in each of their net assets and of the cash flows for the Old Mutual Analytic Fund and the Old Mutual Analytic Global
Fund and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements")
are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/Pricewaterhouse Cooper LLP

Denver, Colorado
September 21, 2009

                                                                 83

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended
July 31, 2009, each Fund is designating the following items or those amounts determined necessary with regard to distributions paid during the year.

                                                               Qualifying
                                                              For Corporate                                             Qualified
                                               Long Term       Dividends       Qualifying        U.S.      Qualified    Short Term
                                              Capital Gain     Receivable       Dividend     Government     Interest     Capital
Fund                                          Distribution*   Deduction (1)    Income (2)    Interest (3)  Income (4)    Gain (5)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                         $      -          0.00%           0.00%        4.25%          0.00%      100.00%
Old Mutual Analytic Global Fund                         -          0.00%           0.00%        6.40%          4.66%      100.00%
Old Mutual China Fund (6)                               -          0.12%           7.21%        0.00%          0.30%      100.00%
Old Mutual Copper Rock Fund                             -          0.00%           0.00%        0.00%          0.00%      100.00%
Old Mutual International Bond Fund (7)            295,746          0.03%           0.03%        0.54%          0.42%        0.00%
Old Mutual International Equity Fund (8)                -          0.00%          46.14%        0.00%          0.40%      100.00%

====================================================================================================================================

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax
     Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the Funds in the table to designate the maximum amount permitted by law.

(3)  "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation
     Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs
     Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S.
     withholding tax when paid to foreign investors.

(6)  The fund intends to pass through a foreign tax credit to the shareholders. For the fiscal year ended July 31, 2009, the total amount of foreign source income is $840,282 or $0.31 per share. The total amount of foreign taxes to be paid is $35,324 or
     $0.01 per share. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(7)  The Fund intends to pass through a foreign tax credit to the shareholders. For the fiscal year ended July 31, 2009, the total amount of foreign source income is $561,810 or $0.36 per share. The total amount of foreign taxes to be paid is $3,360 or
     $0.0021 per share. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(8)  The Fund intends to pass through a foreign tax credit to the shareholders. For the fiscal year ended July 31, 2009, the total amount of foreign source income is $2,471,860 or $0.26 per share. The total amount of foreign taxes to be paid is $235,887 or
     $0.02 per share. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

*    These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

                                                                 84

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling toll-free at 888.772.2888; (ii) on the Trust's website at oldmutualfunds.com; and (iii)
on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2009 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free.

                                                                 85

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - July 31, 2009

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended July 31, 2009.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Annualized      Expenses                                                                       Annualized      Expenses
                                    Beginning     Ending        Expense         Paid                                               Beginning     Ending        Expense         Paid
                                     Account      Account       Ratios       During Six                                             Account      Account       Ratios       During Six
                                      Value        Value      for the Six       Month                                                Value        Value      for the Six       Month
                                     2/01/09      7/31/09     Month Period     Period*                                              2/01/09      7/31/09     Month Period     Period*
_________________________________________________________________________________________      _________________________________________________________________________________________

Old Mutual Analytic Fund - Class A                                                             Old Mutual Analytic Global Fund - Class Z
_________________________________________________________________________________________      _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,017.60        1.83%         $9.15             Actual Fund Return               $1,000.00    $1,003.30        4.52%        $22.45
   Hypothetical 5% Return            1,000.00     1,024.64        1.83           9.19             Hypothetical 5% Return            1,000.00     1,024.50        4.52          22.69
_________________________________________________________________________________________      _________________________________________________________________________________________

Old Mutual Analytic Fund - Class C                                                             Old Mutual Analytic Global Fund - Institutional Class
_________________________________________________________________________________________      _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,013.30        2.56          12.78             Actual Fund Return                1,000.00     1,003.80        3.78          18.78
   Hypothetical 5% Return            1,000.00     1,024.60        2.56          12.85             Hypothetical 5% Return            1,000.00     1,006.03        3.78          18.80
_________________________________________________________________________________________      _________________________________________________________________________________________

Old Mutual Analytic Fund - Class Z                                                             Old Mutual China Fund - Class A
_________________________________________________________________________________________      _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,019.80        1.56           7.81             Actual Fund Return                1,000.00     1,593.80        1.95          12.54
   Hypothetical 5% Return            1,000.00     1,017.01        1.56           7.80             Hypothetical 5% Return            1,000.00     1,024.63        1.95           9.79
_________________________________________________________________________________________      _________________________________________________________________________________________

Old Mutual Analytic Fund - Institutional Class                                                 Old Mutual China Fund - Class C
_________________________________________________________________________________________      _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,018.60        1.53           7.66             Actual Fund Return                1,000.00     1,587.40        2.70          17.32
   Hypothetical 5% Return            1,000.00     1,024.65        1.53           7.68             Hypothetical 5% Return            1,000.00     1,024.59        2.70          13.55
_________________________________________________________________________________________      _________________________________________________________________________________________

Old Mutual Analytic Global Fund - Class A                                                      Old Mutual China Fund - Class Z
_________________________________________________________________________________________      _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,001.60        3.40          16.87             Actual Fund Return                1,000.00     1,594.20        1.70          10.93
   Hypothetical 5% Return            1,000.00     1,024.56        3.40          17.07             Hypothetical 5% Return            1,000.00     1,024.64        1.70           8.53
_________________________________________________________________________________________      _________________________________________________________________________________________

Old Mutual Analytic Global Fund - Class C                                                      Old Mutual China Fund - Institutional Class
_________________________________________________________________________________________      _________________________________________________________________________________________

   Actual Fund Return                1,000.00       998.40        3.09          15.31             Actual Fund Return                1,000.00     1,596.10        1.40           9.01
   Hypothetical 5% Return            1,000.00     1,024.57        3.09          15.51             Hypothetical 5% Return            1,000.00     1,017.80        1.40           7.00
_________________________________________________________________________________________      _________________________________________________________________________________________

                                                                 86

                                                              Annualized      Expenses
                                    Beginning     Ending        Expense         Paid
                                     Account      Account       Ratios       During Six
                                      Value        Value      for the Six       Month
                                     2/01/09      7/31/09     Month Period     Period*
_________________________________________________________________________________________

Old Mutual Copper Rock Emerging Growth Fund - Class A
_________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,237.60        1.67%         $9.27
   Hypothetical 5% Return            1,000.00     1,024.64        1.67           8.38
_________________________________________________________________________________________

Old Mutual Copper Rock Emerging Growth Fund - Class C
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,234.70        2.42          13.41
   Hypothetical 5% Return            1,000.00     1,024.61        2.42          12.15
_________________________________________________________________________________________

Old Mutual Copper Rock Emerging Growth Fund - Class Z
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,240.40        1.42           7.89
   Hypothetical 5% Return            1,000.00     1,024.66        1.42           7.13
_________________________________________________________________________________________

Old Mutual Copper Rock Emerging Growth Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,241.70        1.22           6.78
   Hypothetical 5% Return            1,000.00     1,018.69        1.22           6.11
_________________________________________________________________________________________

Old Mutual International Bond Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,075.40        0.95           4.89
   Hypothetical 5% Return            1,000.00     1,024.68        0.95           4.77
_________________________________________________________________________________________

Old Mutual International Equity Fund - Class A
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,263.60        1.52           8.53
   Hypothetical 5% Return            1,000.00     1,024.65        1.52           7.63
_________________________________________________________________________________________

Old Mutual International Equity Fund - Class C
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,259.10        2.27          12.72
   Hypothetical 5% Return            1,000.00     1,024.61        2.27          11.40
_________________________________________________________________________________________

Old Mutual International Equity Fund - Class Z
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,264.40        1.27           7.13
   Hypothetical 5% Return            1,000.00     1,024.66        1.27           6.38
_________________________________________________________________________________________

Old Mutual International Equity Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,267.20        1.02           5.73
   Hypothetical 5% Return            1,000.00     1,019.68        1.02           5.11
_________________________________________________________________________________________

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                                 87

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
As of July 31, 2009 (Unaudited)

Trustees

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Trustees, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, all Trustees and Officers can be contacted c/o Old Mutual Capital, Inc., 4643 South
Ulster Street, 6th Floor, Denver, Colorado 80237. The Statement of Additional Information includes additional information about the
Trustees and is available, without charge, upon request, by calling 888-772-2888 toll-free.

_______________________________________________________________________________________________________________________________________________________________________

INDEPENDENT TRUSTEES
_______________________________________________________________________________________________________________________________________________________________________

                                                                                                           Number of Funds
                                              Term of Office*                                          in the Old Mutual Fund
                          Position(s) Held     and Length of         Principal Occupation(s)               Complex Overseen              Other Directorships
Name and Age               with the Trust       Time Served          During Past Five Years                   by Trustee                   Held by Trustee
_______________________________________________________________________________________________________________________________________________________________________

L. Kent Moore             Chairman of           Since 2004       Chairman, Foothills Energy                     23                TS&W/Claymore Tax-Advantaged
(Age: 53)                 the Board and                          Ventures, LLC, since 2006. Partner,                              Balanced Fund, Old Mutual/Claymore
                          Trustee                                WillSource Enterprise, LLC (oil and                              Long Short Fund, and Old Mutual
                                                                 gas exploration and production),                                 Funds III.
                                                                 since 2005. Managing Director,
                                                                 High Sierra Energy, LP (holding
                                                                 company of natural resource related
                                                                 businesses), 2004 - 2005.
_______________________________________________________________________________________________________________________________________________________________________

John R. Bartholdson       Trustee               Since 2004       Retired. Chief Financial Officer,              38                Old Mutual Funds II, Old Mutual Funds
(Age: 64)                                                        The Triumph Group, Inc.                                          III, ING Clarion Real Estate Income
                                                                 (manufacturing), 1992 - 2007.                                    Fund, and ING Clarion Global Real
                                                                                                                                  Estate Income Fund.
_______________________________________________________________________________________________________________________________________________________________________

Robert M. Hamje           Trustee               Since 2004       Retired. President and Chief                   23                TS&W/Claymore Tax-Advantaged
(Age: 67)                                                        Investment Officer, TRW Investment                               Balanced Fund, Old Mutual/Claymore
                                                                 Management Company (investment                                   Long-Short Fund, and Old Mutual
                                                                 management), 1984 - 2003.                                        Funds III.
_______________________________________________________________________________________________________________________________________________________________________

Jarrett B. Kling          Trustee               Since 2004       Managing Director,                             23                Hirtle Callaghan Trust, ING Clarion
(Age: 66)                                                        ING Clarion Real Estate Securities                               Real Estate Income Fund, ING Clarion
                                                                 (investment adviser).                                            Global Real Estate Income Fund, ING
                                                                                                                                  Clarion, and Old Mutual Funds III.
_______________________________________________________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________________________________________________

INTERESTED TRUSTEE AND ADVISORY TRUSTEE
_______________________________________________________________________________________________________________________________________________________________________

                                                                                                           Number of Funds
                                              Term of Office*                                          in the Old Mutual Fund
                          Position(s) Held     and Length of         Principal Occupation(s)               Complex Overseen              Other Directorships
Name and Age               with the Trust       Time Served          During Past Five Years                   by Trustee                   Held by Trustee
_______________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters**      Interested            Since 2006       Chief Executive Officer                        23                Old Mutual Capital, Inc., Old Mutual
(Age: 49)                 Trustee,                               (2008 - present), President                                      Investment Partners, Old Mutual Fund
                          President,                             (2006 - present), and Chief Operating                            Services, and Old Mutual Funds III.
                          and Principal                          Officer (2006 - 2008),
                          Executive Officer                      Old Mutual Capital, Inc.
                                                                 President and Chief Executive Officer,
                                                                 Scudder family of funds, 2004 - 2005.
                                                                 Managing Director,
                                                                 UBS Global Asset Management, and
                                                                 President and Chief Executive Officer,
                                                                 UBS Fund Services, 2001 - 2003.
_______________________________________________________________________________________________________________________________________________________________________

Walter W. Driver, Jr.***  Advisory Trustee      Since 2006       Chairman - Southeast,                          23                Total Systems Services, Inc.,
(Age: 64)                                                        Goldman Sachs & Co., since 2006.                                 Equifax, Inc., and Old Mutual
                                                                 Chairman, King & Spalding LLP                                    Funds III.
                                                                 (law firm), 1970 - 2006.
_______________________________________________________________________________________________________________________________________________________________________

*   Trustee of the Trust until such time as his or her successor is duly elected and appointed.

**  Mr. Sluyters is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Adviser.

*** Mr. Driver commenced service as a Trustee in May 2005. Effective January 20, 2006, he resigned as a Trustee. Effective January 23, 2006, the Board appointed
    Mr. Driver an Advisory Trustee of the Trust, with no voting rights.

                                                                 88

Trust Officers

The Board elects the Officers of the Trust to actively supervise its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The
Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

_______________________________________________________________________________________________________________________________________________________________________

Officers
_______________________________________________________________________________________________________________________________________________________________________

                                                             Term of Office*
                                Position(s) Held              and Length of                                          Principal Occupation(s)
Name and Age                     with the Trust                Time Served                                           During Past Five Years
_______________________________________________________________________________________________________________________________________________________________________

James F. Lummanick           Vice President and                 Since 2005           Senior Vice President and Chief Compliance Officer, Old Mutual Capital, Inc. and
(Age: 61)                    Chief Compliance Officer                                Old Mutual Fund Services, Inc., since 2005. Chief Compliance Officer, Old Mutual
                                                                                     Funds II, since 2005. Chief Compliance Officer, Old Mutual Funds III, since 2008.
                                                                                     Senior Vice President and Director of Compliance, Calamos Advisors LLC,
                                                                                     2004 - 2005. Vice President and Chief Compliance Officer, Invesco Funds
                                                                                     Group, Inc. 1996 - 2004.
_______________________________________________________________________________________________________________________________________________________________________

Andra C. Ozols               Vice President and                 Since 2005           Chief Administrative Officer (since 2008) and Senior Vice President, Secretary,
(Age: 48)                    Secretary                                               and General Counsel (since 2005), Old Mutual Capital, Inc. Executive
                                                                                     Vice President (2004 - 2005), General Counsel and Secretary (2002 - 2005), and
                                                                                     Vice President (2002 - 2004), ICON Advisors, Inc. and ICON Distributors, Inc.
                                                                                     Executive Vice President and Secretary, ICON Insurance Agency, Inc. (2004 - 2005).
_______________________________________________________________________________________________________________________________________________________________________

Karen S. Proc                Assistant Secretary                Since 2005           Vice President (since 2006) and Associate General Counsel (since 2005), Old Mutual
(Age: 39)                                                                            Capital, Inc. Associate General Counsel, Founders Asset Management LLC,
                                                                                     2002 - 2005.
_______________________________________________________________________________________________________________________________________________________________________

Kathryn L. Santoro           Assistant Secretary                Since 2008           Vice President and Associate General Counsel (since January 2009) and Associate
(Age: 35)                                                                            Counsel (2005 - 2008), Old Mutual Capital, Inc. Associate Attorney, Hall & Evans,
                                                                                     LLC, 2004 - 2005.
_______________________________________________________________________________________________________________________________________________________________________

Robert T. Kelly              Treasurer and Principal            Since 2006           Vice President, Old Mutual Capital, Inc. and Old Mutual Fund Services, since 2006.
(Age: 40)                    Financial Officer                                       Vice President of Portfolio Accounting, Founders Asset Management LLC, 2000 - 2006.
_______________________________________________________________________________________________________________________________________________________________________

Kathryn A. Burns             Assistant Treasurer                Since 2006           Assistant Vice President, Old Mutual Fund Services, since January 2009. Regulatory
(Age: 32)                                                                            Reporting Manager, Old Mutual Capital, Inc., since 2006. Manager (2004 -2006) and
                                                                                     Senior Associate (2001 - 2004), PricewaterhouseCoopers LLP.
_______________________________________________________________________________________________________________________________________________________________________

Robert D. Lujan              Assistant Treasurer                Since 2006           Fund Services Manager, Old Mutual Capital, Inc., since 2006. Fund Accounting
(Age: 42)                                                                            Supervisor, Janus Capital Group, 2003 - 2006.
_______________________________________________________________________________________________________________________________________________________________________

* Officer of the Trust until such time as his or her successor is duly elected and qualified.

                                                                 89

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT
ADVISORY AND INVESTMENT SUB-ADVISORY
AGREEMENTS (Unaudited)

Summary of Advisory and Sub-Advisory Agreements Approved by the Board

Old Mutual Analytic Fund (the "Analytic Fund").

On May 20, 2009, the Board approved the renewal, on behalf of the Analytic Fund, of the advisory agreement (the "Analytic Advisory
Agreement"), between the Trust and Old Mutual Capital, Inc. ("OMCAP" or the "Adviser"), as well as the renewal of the sub-advisory agreement (the "Analytic Sub-Advisory Agreement") among the Trust, OMCAP, and Analytic Investors, LLC ("Analytic"), with each to continue in effect through July 31, 2010.

Old Mutual Analytic Global Fund (the "Analytic Global Fund").

On May 20, 2009, the Board approved the renewal, on behalf of the Analytic Global Fund, of the advisory agreement (the "Analytic
Global Advisory Agreement"), between the Trust and OMCAP, as well as the renewal of the sub-advisory agreement (the "Analytic Global
Sub-Advisory Agreement") among the Trust, OMCAP, and Analytic, with each to continue in effect through July 31, 2010.

Old Mutual Copper Rock Emerging Growth Fund (the "Copper Rock Fund").

On May 20, 2009, the Board approved the renewal, on behalf of the Copper Rock Fund, of the advisory agreement (the "Emerging Growth
Advisory Agreement"), between the Trust and OMCAP, as well as the renewal of the sub-advisory agreement (the "Emerging Growth
Sub-Advisory Agreement") among the Trust, OMCAP, and Copper Rock Capital Partners, LLC ("Copper Rock"), with each to continue in effect through July 31, 2010.

Old Mutual International Equity Fund (the "International Equity Fund").

On May 20, 2009, the Board approved the renewal, on behalf of the International Equity Fund, of the advisory agreement (the
"International Equity Advisory Agreement"), between the Trust and OMCAP, as well as the renewal of the sub-advisory agreements (the
"International Equity Sub-Advisory Agreements") among the Trust, OMCAP, and Clay Finlay, LLC ("Clay Finlay") and the Trust, OMCAP,
and Acadian Asset Management LLC ("Acadian") with each to continue in effect through July 31, 2010. Effective June 1, 2009, Clay
Finlay was removed as a sub-adviser of the International Equity Fund.

Old Mutual China Fund (f/k/a Old Mutual Clay Finlay China Fund") (the "China Fund").

On May 20, 2009, the Board approved the renewal, on behalf of the China Fund, of the advisory agreement (the "China Advisory
Agreement"), between the Trust and OMCAP, as well as the renewal of the sub-advisory agreement (the "China Sub-Advisory Agreement with Clay Finlay") among the Trust, OMCAP, and Clay Finlay, with each to continue in effect through July 31, 2010. On July 14, 2009, the Board terminated Clay Finlay as a sub-adviser to the China Fund effective at the close of business on July 17, 2009 and appointed Clough Capital Partners, LP ("Clough") as interim sub-adviser pursuant to an Interim Investment Sub-Advisory Agreement
(the "Interim China Fund Sub-Advisory Agreement with Clough") among the Trust, OMCAP, and Clough to continue in effect until the earlier to occur of the reorganization of the China Fund into the Clough China Fund or December 14, 2009. On July 28, 2009, the
Board approved Clough as the sub-adviser of the China Fund pursuant to a sub-advisory agreement (the "China Fund Sub-Advisory
Agreement with Clough") among the Trust, OMCAP, and Clough, which will be presented to shareholders for approval at a special meeting of shareholders on December 7, 2009.

Description of Adviser

Old Mutual Capital, Inc. ("OMCAP" or the "Adviser")

OMCAP was formed and registered as an investment adviser with the Securities and Exchange Commission ("SEC") in May 2004. OMCAP is a
wholly-owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly-owned subsidiary of OM Group (UK) Limited, which, in turn, is a wholly-owned subsidiary of Old Mutual plc., a London-exchange-listed international financial services firm. As of July 31, 2009, OMCAP managed approximately $2.4 billion in mutual fund assets. OMCAP has served as investment adviser to the
Trust since its inception and is an affiliate of Acadian, Analytic, and Copper Rock through common ownership by OMUSH.

Description of the Sub-Advisers (each, a "Sub-Adviser and, collectively, the "Sub-Advisers")

Acadian, a Delaware limited liability company located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109, has
provided investment management services since 1986. As of July 31, 2009, Acadian had $50.3 billion in assets under management.
Acadian is a majority-owned subsidiary of OMUSH.

Analytic, a California limited liability company located at 555 West Fifth St., 50th Floor, Los Angeles, California 90013, has
provided investment management services since 1970. As of July 31, 2009, Analytic had $9.0 billion in assets under management.
Analytic is a majority-owned subsidiary of OMUSH.

Clay Finlay has discontinued its operations as a registered investment adviser as of July 31, 2009.

                                                                 90

Clough, a Delaware limited partnership, located at One Post Office Square, 40th Floor, Boston, MA 02109, has provided investment management services since 2000. As of July 31, 2009, Clough had approximately $2.7 billion in assets under management.

Copper Rock, a Delaware limited liability company located at 200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116, has
provided investment management services since 2005. As of July 31, 2009, Copper Rock held discretionary management authority with respect to approximately $1.6 billion in assets under management. Copper Rock is a majority-owned subsidiary of OMUSH.

Considerations of the Board

This section describes the factors considered by the Board of Trustees of the Trust (the "Board" or the "Trustees") in approving the renewal of the aforementioned agreements through July 31, 2010 (collectively, the "Renewal Agreements") and in approving the Interim
China Fund Sub-Advisory Agreement with Clough and the China Fund Sub-Advisory Agreement with Clough (collectively, the "Clough
Agreements") (the Renewal Agreements and Clough Agreements are collectively hereafter referred to as the "Agreements").

In determining whether it was appropriate to approve the Agreements, the Board requested information, provided by the Adviser and each applicable Sub-Adviser, which it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by independent legal counsel with respect to its deliberations. The Board received reports prepared by Lipper, Inc. ("Lipper"), a mutual fund statistical service, detailing comparative mutual fund advisory fees, expenses levels, and performance rankings (the "Lipper Report(s)"). In considering the fairness and reasonableness of the Agreements, the Board reviewed numerous factors, with respect to each applicable Fund separately, including the following:

     o the nature of the services to be provided under the Agreements;

     o the requirements of each Fund for the services provided by the Adviser and the Sub-Advisers;

     o the quality of the services provided, including information contained in the Adviser's and Sub-Advisers' 15(c) responses and/or the Lipper Report(s) comparing the performance results of the Funds, as well as those of appropriate market indexes;

     o the fees payable for the services;

     o advisory fee levels compared to other similar investment accounts managed by the Adviser and the Sub-Advisers;

     o the total expenses of each Fund compared to those of each Fund's respective peer group;

     o the commitment of the Adviser to cap certain Fund expenses through the contractual deferral of advisory fees and/or reimbursement of expenses, and the fact that the Adviser may seek payment of such deferred fees or reimbursement of such absorbed expenses within a specified period of time after the fiscal year in which fees were deferred or expenses were absorbed, subject to the original contractual expense limitation in effect at the time;

     o the financial condition of the Adviser and the Sub-Advisers, including financial statements and profitability analyses provided by each;

     o fall-out benefits received by the Adviser and Sub-Advisers, including sources of revenue to the Adviser's affiliates through administration fees and retention of a portion of the sales charge on Class A shares;

     o soft dollar benefits which may enhance the ability of the Adviser or the Sub-Advisers to obtain research and brokerage services through soft dollar Trust trades which, in turn, may inure to the benefit of their other clients;

     o portfolio management statistics such as portfolio turnover and brokerage commission expenses;

     o OMCAP's role as Adviser to the Trust, which may add to its prestige and visibility in the investment community and make it more attractive to potential clients;

     o the economies of scale available to the Adviser and the Sub-Advisers and the resulting economies of scale passed on to shareholders;

     o the capabilities of the Adviser and the Sub-Advisers, including personnel resources;

     o fees charged by the Adviser to funds, other than those of the Trust, which are managed by the Adviser;

     o the contemplated outsourcing of certain administrative functions and related restructuring of OMCAP, which would include, among other things, a reduction in the number of Funds and personnel;

     o current economic and industry trends; and

     o the overall balance of shareholder benefits versus Adviser and Sub-Adviser benefits.

                                                                 91

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT
ADVISORY AND INVESTMENT SUB-ADVISORY
AGREEMENTS - concluded (Unaudited)

In addition, in determining whether it was appropriate to approve the Clough Agreements, the Board considered the following:

     o the sub-advisory fee to be paid to Clough is the same fee as was paid to Clay Finlay under the China Sub-Advisory Agreement with Clay Finlay;

     o Clough is experienced and possesses significant experience in managing Asian securities;

     o Clough's historic investment performance of its managed accounts appeared to be consistent with the Fund's expectations;

     o Clough has demonstrated its commitment to provide sufficient staffing resources and capabilities to manage the Fund, including the retention of personnel with relevant investment management experience;

     o Clough's willingness to hire some of the Clay Finlay personnel who are currently responsible for managing the Fund; and

     o Clough appears to have high overall quality in terms of its personnel, operations, financial condition, investment management capabilities, methodologies and performance.

Current management fees and effective management fees after expense limitations were reviewed in the context of the Adviser's costs of providing services and its profitability. In addition, the Trustees reviewed the Lipper Report(s), comparing a Fund's expense ratio, advisory fee, and performance with comparable mutual funds. The Trustees reviewed the costs of each Sub-Adviser in providing the services and the profitability to each Sub-Adviser with respect to each Fund, noting that the Adviser had yet to realize a profit on the Funds. The Trustees discussed with the Adviser the contemplated restructuring of OMCAP, in which the Adviser would propose to reduce the number of Funds, reduce personnel, and outsource certain administrative functions. The Trustees were assured that any such restructuring would not result in any material diminution of the quality of the services that the Adviser provides to the Funds.

In connection with the approval of the renewal of the Analytic Advisory Agreement and the Analytic Sub-Advisory Agreement, the
Trustees considered the fact that the actual total expenses of the Analytic Fund less distribution ranked the Analytic Fund second out of a peer group of five funds and that the contractual advisory fee for the Analytic Fund was lower than three funds in the
Fund's peer group and higher than one fund in its peer group. The Trustees considered the fact that the total return performance for the Analytic Fund for the one-year period ended March 31, 2009 was better than three funds in the Fund's peer group and below one fund in its peer group and for the three-year period ended March 31, 2009 below the other two funds in the Fund's peer group.

In connection with the approval of the renewal of the Analytic Global Advisory Agreement and the Analytic Global Sub-Advisory
Agreement, the Trustees considered the fact that the actual total expenses of the Analytic Global Fund less distribution ranked the
Analytic Global Fund fifth out of a peer group of seven funds and that the contractual advisory fee for the Analytic Global Fund was lower than three funds in the Fund's peer group and higher than three funds in its peer group. The Trustees considered the fact that the total return performance for the Analytic Global Fund for the one-year period ended March 31, 2009 was better than two funds in the Fund's peer group but below four funds in its peer group and since inception was below the other two funds in its peer group.
The Board considered the continuing efforts of the Adviser with respect to performance.

In connection with the approval of the renewal of the Emerging Growth Advisory Agreement and the Emerging Growth Sub-Advisory
Agreement, the Trustees considered the fact that the actual total expenses of the Emerging Growth Fund less distribution ranked the
Emerging Growth Fund eighth out of a peer group of sixteen funds and that the contractual advisory fee for the Emerging Growth Fund was lower than nine funds in the Fund's peer group and higher than six funds in its peer group. The Trustees considered the fact that the total return performance for the Emerging Growth Fund for the one-year period ended March 31, 2009 was better than seven funds in the Fund's peer group and below eight funds in its peer group, for the three-year period ended March 31, 2009 better than seven funds in the Fund's peer group and below seven funds in its peer group, and since inception better than seven funds in the
Fund's peer group and below five funds in its peer group.

In connection with the approval of the renewal of the International Equity Advisory Agreement and the International Equity
Sub-Advisory Agreements, the Trustees considered the fact that the actual total expenses of the International Equity Fund less distribution ranked the International Equity Fund sixth out of a peer group of ten funds and that the contractual advisory fee for the International Equity Fund was lower than two funds in the Fund's peer group but higher than seven funds in its peer group. The
Trustees considered the fact that the total return performance for the International Equity Fund for the one-year period ended March
31, 2009 was better than one fund in the Fund's peer group but below eight funds in its peer group and for the three-year period ended March 31, 2009 and since inception better than one fund in the Fund's peer group but below four funds in its peer group. The
Board considered the continuing efforts of the Adviser with respect to performance.

                                                                 92

In connection with the approval of the renewal of the China Advisory Agreement and the China Sub-Advisory Agreement, the Trustees
considered the fact that the actual total expenses of the China Fund less distribution ranked the China Fund ninth out of a peer group of ten funds and that the contractual advisory fee for the China Fund was higher than the other nine funds in its peer group.
The Board considered the continuing efforts of the Adviser with respect to expenses. The Trustees considered the fact that the total return performance for the China Fund for the one-year period ended March 31, 2009 was better than the other nine funds in the
Fund's peer group, for the three-year period ended March 31, 2009 better than six funds in the Fund's peer group and below one fund in its peer group, and since inception better than the other six funds in the Fund's peer group.

Board Approvals

The Board reviewed additional information provided by the Adviser and the Sub-Advisers. Following extended discussions concerning this information, the Board determined that the Agreements were reasonable in light of the nature and the quality of the services provided, and that approval of the agreements was consistent with the best interests of each Fund, as applicable, and shareholders.
The Board, including all of the trustees who are not "interested persons" of the Trust, voting separately at meetings held in-person, unanimously approved the Agreements on the basis of the foregoing review and discussions. The Board concluded, among other things:

     o that the level of fees to be charged by the Adviser to the Funds is comparable to the fees charged by the Adviser to the other similar funds it advises, as well as to fees charged by other investment advisers and investment sub-advisers to other funds with similar investment strategies, and is therefore reasonable, considering the services provided by the Adviser and the Sub-Advisers;

     o that each Fund's performance was competitive with that of its performance peer group;

     o that Acadian, Analytic, Clay Finlay, and Copper Rock are under common control with the Adviser, which allows for greater coordination and monitoring of the nature and quality of sub-advisory services;

     o that the Adviser's willingness to voluntarily defer its fees and reimburse expenses to reduce Fund expenses indicates a high level of commitment on the part of the Adviser;

     o that the profitability of each Fund to the Adviser and applicable Sub-Adviser, when positive, was reasonable in light of all the circumstances;

     o that the Advisory Agreements (with respect to each Fund except the Analytic Fund and the Emerging Growth Fund) contains breakpoints, which will allow shareholders to realize economies of scale as the Funds' assets increase;

     o that certain economies of scale factor in approving the Agreements at the present time, but, that because of the Copper Rock
       Fund's capacity constraints and the Analytic Fund's and Analytic Global Fund's complexity and the level of oversight required with respect thereto, it was premature to consider economies of scale as a factor in approving the renewal of the Advisory
       Agreements with respect to such Funds;

     o that the Adviser and Sub-Advisers are experienced and possess significant experience in managing particular asset classes;

     o that the Adviser and the Sub-Advisers have demonstrated their commitment to provide sufficient staffing resources and capabilities to manage the Funds, including the retention of personnel with relevant investment management experience;

     o that the Adviser and Sub-Advisers appear to have overall high quality in terms of their personnel, operations, financial condition, investment management capabilities, methodologies and performance;

     o that the administrative fees are competitive;

     o that the sales charge for Class A shares, of which the Adviser's affiliated broker-dealer retained only a portion, was competitive; and

     o that the receipt of research and brokerage services through soft dollar Trust trades would strengthen the investment management resources of the Adviser, which might ultimately benefit the Funds, as well as other funds within the Trust and in the Old Mutual complex.

                                                                 93

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     |
     | 888.772.2888
     |
     | By Mail:
     |
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     |
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual
Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You
may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds I, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-09-570 09/2009

Item 2.	Code of Ethics.

(a)
As of the end of the period covered by this report, Old Mutual Funds I (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”).

(c)
During the period covered by this report, no amendments have been made to a provision of the registrant’s code of ethics that applies to the registrant’s PEO or PFO, and that relates to any element of the “code of ethics” definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)
During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant’s code of ethics to the registrant’s PEO or PFO that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1)	A copy of the registrant’s code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)
The board of trustees of the registrant (the “board”) has determined that the registrant has an “audit committee financial expert” serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

(a)(2)
The name of the audit committee financial expert is John R. Bartholdson.  Mr. Bartholdson is an “independent” member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending July 31, 2009 and 2008 were $226,000 and $374,000, respectively.

(b)
Audit-Related Fees – The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending July 31, 2009 and 2008 were $0 and $61,000, respectively.

The aggregate fees billed for assurance and related services by the registrant’s principal accountant to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the “Service Providers”) that were reasonably related to the performance of the audit of the registrant’s financial statements, which required pre-approval by the board’s audit committee, for the fiscal years ending July 31, 2009 and 2008 were $4,000 and $5,000, respectively.  These fees were for the review of the registrant’s registration statements.

(c)
Tax Fees – The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning (“tax fees”) for the fiscal years ending July 31, 2009 and 2008 were $4,000 and $12,000, respectively.  These fees were for tax advice related to majority ownership considerations of  a fund-of-fund, tax considerations involving a change to the prime broker and for the review of certain excise distributions calculations performed by the registrant’s sub-administrator.

The aggregate tax fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending July 31, 2009 and 2008 were $8,000 and $0, respectively.  These fees were for tax advice on proposed fund reorganizations for other investment companies with the same investment adviser as the registrant.

(d)
All Other Fees – The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this Item 4 (“all other fees”), for the fiscal years ending July 31, 2009 and 2008 were $0 and $0, respectively.

The aggregate of all other fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending July 31, 2009 and 2008 were $0 and $0, respectively.

(e)(1)
The board’s audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant.  Such preapproval may be granted by one or more members of the audit committee, so long as any such member’s decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
For the fiscal years ending July 31, 2009 and 2008, the aggregate non-audit fees billed by the registrant’s principal accountant to the registrant and the Service Providers were $16,000  and $78,000, respectively.

(h)
The board’s audit committee has considered whether the provision of non-audit services by the registrant’s principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	SCHEDULE I – INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

(b)
In accordance with Section 13(c) of the Investment Company Act of 1940, the Old Mutual International Equity Fund divested itself of the following securities since the filing of the registrant’s last report on Form N-CSR.

(1) Name of Issuer	(2) Exchange Ticker Symbol	(3) Security Identifier (Cusip/Sedol)	(4) Total number of shares divested	(5) Date securities were divested	(6) Amount Held on Filing Date
Alstom	ALO	B0DJ8Q5	10,800	6/3/2009	None
Australia & New Zealand Banking Group	ASX	6065586	20,409	7/1/2009	None
Daimler	DCX	5529027	712	7/13/2009	None
LM Ericsson	ERICB	5959378	44,673	8/25/2009	52,536
Mitsui	8031	6597302	1,400 40,100	6/23/2009 7/15/2009	60,500
Mitsui Engineering & Shipbuilding	7003	6597380	39,000	7/13/2009	None
Nippon Oil	5001	6641403	31,000 19,000 9,000	3/9/2009 9/10/2009 9/17/2009	None
Nokia	NOK1V	5902941	44,986 9,114	6/3/2009 6/4/2009	None
Syngenta AG	SYNN	4356646	3,200	6/3/2009	None
Total S.A.	FP	B15C557	13,536 1,694	7/15/2009 7/31/2009	None
Toyota Motor	7203	6900643	18,500	6/3/2009	None

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
During the quarter ended July 31, 2009, there has been no change in the registrant’s internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)	Attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS I

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Date:	September 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	September 21, 2009

By:	/s/ Robert T. Kelly
Robert T. Kelly, Principal Financial Officer

Date:	September 21, 2009